UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03462

Meeder Funds Trust

6125 Memorial Drive

Dublin, OH 43017

Bruce McKibben

c/o Meeder Funds Trust

6125 Memorial Drive

Dublin, OH 43017

Registrant’s telephone number, including area code: 800-325-3539

Date of fiscal year end: December 31, 2020

Date of reporting period: December 31, 2020

Item 1. Report to Stockholders.

MEEDER
INVESTMENT MANAGEMENT

Meeder Funds Annual Report

December 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.meederinvestment.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-325-3539 or by sending an email request to meederfunds@meederinvestment.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-800-325-3539 or send an email request to meederfunds@meederinvestment.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the Fund complex if you invest directly with a Fund.

TABLE OF CONTENTS

Letter to Shareholders	1
Fund Summaries (Unaudited)
Muirfield Fund	4
Spectrum Fund	6
Global Allocation Fund	8
Balanced Fund	10
Moderate Allocation Fund	12
Conservative Allocation Fund	14
Dynamic Allocation Fund	16
Quantex Fund	18
Total Return Bond Fund	20
Prime Money Market Fund	22
Institutional Prime Money Market Fund	24
Financial Statements
Schedules of Investments	27
Statements of Assets & Liabilities	118
Statements of Operations	120
Statements of Changes in Net Assets	122
Financial Highlights	126
Notes to Financial Statements	136
Report of Independent Registered Public Accounting Firm	155
Shareholder Expense Analysis	156
Management of the Trust	158
Other Items	159

This Annual Report is prepared and distributed for the general information of the shareholders of the Funds. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus. Investors are advised to consider carefully the investment objectives, risks, charges and expenses of the Fund before investing. The prospectus contains this and other information about the Funds.

Meeder Funds are distributed by Meeder Distribution Services, Inc. (f.k.a. Adviser Dealer Services, Inc.) (Member FINRA), an affiliate of Meeder Investment Management. An affiliated registered investment adviser, Meeder Asset Management, Inc., serves as the investment adviser to Meeder Funds and is paid a fee for its services.

Letter to Shareholders December 31, 2020

CAPITAL MARKETS UPDATE: Q4: 2020

For many, the year 2020 could not end quickly enough. The U.S. election and quest to find a COVID-19 vaccine dominated the headlines throughout the year. As scientists learned more about the transmission of the virus, state governments formulated various strategies and companies across the U.S. gradually reopened. Positive news on vaccine advances helped GDP in the 3rd quarter rebound by more than +33%, up from its worst-ever drop of -31.4% in the prior quarter. At the end of December, the FDA approved two different COVID-19 vaccines for emergency use. These events provided a renewed hope that the global economy could reopen sooner than previously expected and helped the Dow Jones Industrial Average, S&P 500, and Russell 2000 Indices reach new all-time highs. Small-cap stocks were the best performing U.S, market cap index for the quarter, followed by mid and large-caps, respectively. WTI oil also reached a 9-month high of $50 a barrel as the world reached another step closer to the global economy reopening.

While it seemed like things were moving back to normal economically, the disconnect between strong stock market performance and a weak economic recovery continues as significant economic problems remain The U.S. unemployment rate remains stagnant at 6.7% as many workers still attempt to regain their footing after being displaced due to the pandemic. Unfortunately, U.S. Non-farm payrolls lost 140,000 jobs in December, making it the first loss since the economy shed almost an unthinkable 21 million jobs in April alone. The continued trend of slowing growth even compelled Congress to pass a stimulus relief bill for those impacted the most by the pandemic. The new administration is also considering an additional stimulus bill for Americans early in 2021.

COVID-19

The FDA approved a COVID-19 vaccine for emergency use developed through a collaboration between Pfizer and BioNTech. The U.S. government provided resources to vaccine manufacturers to begin proactively producing vaccine candidates. Thus, manufacturers created an inventory and began shipping the premade doses around the U.S. within hours of the FDA’s formal approval. The next day, medical facilities received and began administering the vaccine to front-line workers and those in assisted living facilities. Ironically, on the first day of vaccinations, the U.S. crossed 300,000 fatalities from COVID-19, as the country averages roughly 200,000 new contractions each day. On a positive note, Moderna’s COVID-19 vaccine was the second to be approved for emergency use by the FDA. This vaccination provides an efficacy rate of up to 95%. Oxford-AstraZeneca’s vaccine candidate may delay submission for FDA review in the spring of 2021, but is currently being used in the U.K. These vaccines will help provide the medical community with a portfolio of available medicines that fight the virus differently. To date, the virus is responsible for the deaths of more than 368,000 Americans and 1,900,000 lives worldwide.

FEDERAL RESERVE

The Federal Open Market Committee held its meeting in December and kept interest rates near zero. The committee also committed to purchasing a minimum of $120 billion of bonds each month until the economy reaches full employment and inflation expectations. They issued a statement saying, “these asset purchases help foster smooth market functioning and accommodative financial conditions, thereby supporting the flow of credit to households and businesses.” The Federal Reserve (Fed) stated that they would consider many items when determining their outlook, including the global pandemic, labor markets, inflation, and international events. As it stands, a survey of Fed officials revealed the group is committed to keeping rates near zero through 2023.

ELECTION 2020

Joe Biden will be inaugurated as the 46th President of the United States as the electoral college officially certified their votes, providing him with more than the 270 votes needed. Democrats will maintain control of the House of Representatives, but their majority decreased from 38 seats to 10. On January 5, Democrats won both of Georgia’s runoff races. These seats now split the Senate in a 50-50 tie between both parties but gives the incoming Democratic Vice President the tie-breaking majority. Stock market returns have historically been higher with a split Congress, which usually leads to less sweeping policy changes. However, performance of the S&P 500 Index when Democrats have maintained control of the White House and Congress are still above average.

There was a record amount of money spent during this election cycle. The nonpartisan Center of Responsive Politics estimates that the Congressional and Presidential campaigns for the November 2020 elections spent $10.8 billion. Campaigns allocated more than $1 billion to television campaign ads, with $882 million of the total directed to six key battleground states. Despite the record amounts spent by both campaigns, expected market volatility followed a somewhat similar pattern to past elections and rose significantly. This year, the CBOE Volatility Index (VIX) spiked more than 50% during the three months ahead of the election.

BREXIT TRADE DEAL OFFICIAL

In 2016, citizens of Great Britain voted to leave the European Union. Since then, details and logistics of the move prevented this transition from occurring. The event was officially ratified on January 31, 2020; however, Britain agreed to adhere to the E.U.’s terms to finalize the agreement until December 31, 2020. Citizens of Great Britain who travel to the European Union will now need to provide similar documentation as Americans. From a business perspective, the most critical detail in the agreement is that the two entities established a trade deal with no tariffs and no quotas. Thankfully, this resolution is one less thing that investors need to worry about in 2021.

2020 Annual Report | December 31, 2020	Page 1

HOW IS THIS IMPACTING PORTFOLIOS?

At Meeder, we manage investment solutions across different risk profiles and time horizons. Meeder manages strategies using a systematic approach that guides us in the allocation of our portfolios. Many of these solutions employ one or more of our core investment strategies: Growth, Defensive Equity and Fixed Income.

GROWTH

Investment portfolios comprised of the Growth Strategy maintain a more aggressive objective and typically remain invested in the stock market. In the fourth quarter, investors got significantly more clarity about the future. Certified election results provided investors with a better idea of what they might expect regarding future policy shifts. At the end of December, the FDA approved two different COVID-19 vaccines for emergency use. This renewed hope that the global economy might be reopening sooner than previously expected helped major indices like the Dow Jones, S&P 500, and Russell 2000 Indices reach new all-time highs. Small-cap stocks were the best performing market cap for the quarter, followed by mid and large-caps, respectively. Those investors that remained invested in the Growth Strategy portfolios, despite the market volatility in the fourth quarter, received the highest returns of all our risk-based portfolios.

DEFENSIVE EQUITY

Portfolios that utilize the Defensive Equity Strategy follow a rules-based and data-driven approach using the Meeder Investment Positioning System (IPS) model. This model is used to determine the risk relative to reward in the marketplace and identifies when we should be increasing or decreasing the portfolio’s target equity exposure.

At the beginning of the fourth quarter, the IPS model indicated that we should have an equity target exposure of 86%. Short-term trends were robust as many stocks participated in the stock market rally. The IPS guided us to gradually increase our target equity exposure to 100% by the middle of October. As the U.S. election drew near, the stock market’s expected volatility climbed to its highest level since early June. During higher periods of volatility, historically, there are increased odds of equity drawdowns and this is one reason the IPS guided us to reduce the target equity exposure to 88%. After the U.S. election occurred, market risk declined significantly as investors gained clarity about potential future policy shifts.

The long-term model’s score continued to improve as the broad strength of the underlying trend of many sectors and industries. This caused us to gradually increase our target equity exposure to 100% in the middle of November. In December, bullish option activity was extremely high and was near an optimistic extreme. Since we view this from a contrarian perspective, this was a detractor from the intermediate-term model score. The IPS also identified a decline in the percentage of world markets in uptrends, but neither of these events was significant enough to reduce our equity exposure. The Defensive Equity strategy remained 100% invested through the end of 2020.

FIXED INCOME

The Meeder Fixed Income Strategy tactically shifts portfolio exposure utilizing our proprietary investment models. These models are designed to actively monitor factors to guide us in determining the credit quality, emerging market debt exposure, and the portfolio’s U.S. Treasury duration. Our quantitative model signaled strength in momentum, volatility, and macroeconomic factors in high-yield and emerging market debt sectors in the fourth quarter. This risk-on signal led us to increase the allocation and ultimately overweight these sectors while underweighting investment-grade bonds and U.S. Treasuries for the majority of the quarter. High-yield bonds led the risk-on rally to substantially outperform their investment-grade peers, as yields reached a record low of 4.18% at the end of the year. The overweight allocation to emerging market bonds also contributed to portfolio performance, as the sector benefited from the U.S. dollar’s weakness in December. The Meeder fixed income strategy maintained a duration in line with its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

A NEW YEAR

The events of 2020 made history for our country and in the markets that we will likely not forget. Despite all the twists and turns, I want to take a moment to congratulate everyone for navigating through one of the most turbulent market environments ever. It is essential to reflect on what an historic year it has been and all that we have accomplished together in such an unusual time. On behalf of all of us at Meeder Investment Management, I would like to wish each of you a happy, healthy, and prosperous new year.

Sincerely,

Robert S. Meeder
President & CEO
Meeder Asset Management, Inc.

Page 2	2020 Annual Report | December 31, 2020

2020 Annual Report
Fund Summaries

Muirfield Fund

The Meeder Muirfield Fund Institutional Class returned 4.66% for the year ended December 31, 2020, compared to the Morningstar Moderate Target Risk Index benchmark return of 12.82%. This fund maintains exposure to the Meeder Defensive Equity Strategy.

The Meeder Defensive Equity Strategy follows a rules-based and data-driven approach using the Meeder Investment Positioning System (IPS) model. This model is used to determine the risk relative to reward in the marketplace and identifies when we should be increasing or decreasing the portfolio’s target equity exposure. The Defensive Equity tactical portfolio began the first quarter with a target of 100% exposure to the stock market since our investment model’s reward value was higher than the risk value. The S&P 500 Index plummeted -34% from its high on February 19th, to its low on March 23rd. The economic impact of the COVID-19 pandemic rocked the stock market as initial jobless claims spiked as high as 6.8 million in just one week, before gradually trending lower. A sharp increase in market risk identified by our IPS models indicated that we should have a target exposure of 30% at the end of March. The percentage of world markets trading above their 50-day moving average increased in the long-term model. Markets remained rangebound until the May non-farm payroll report showed that the U.S. added a record-high 2.5 million jobs when it was expected to lose more than -8.3 million. This led us to increase the target exposure to the stock market to 62%. The intermediate-term model improved, as significant fund flow activity demonstrated an increase in institutional demand causing us to increase our equity target to as high as 91%. With the Fed remaining extremely accommodative and stating they will keep interest rates near zero until at least 2023, the long-term model score significantly improved this quarter. Institutional demand factors in our intermediate-term model continued to show a lack of significant fund flow activity during September. After the U.S. election in November, market risk declined significantly as investors gained clarity about potential future policy shifts. The long-term model’s score continued to improve as the broad strength of the underlying trend of many sectors and industries. This caused us to gradually increase our target equity exposure to 100% in mid-November and remained there through the end of 2020.

Our shifts within equity markets include international versus domestic holdings, as well as allocating among market capitalization ranges in addition to sector overweight and/or underweight positions. Due primarily to relative momentum factors, our exposure to international holdings among both developed international and emerging market securities was underweight relative to the benchmark. Our underweight exposure to international markets contributed to performance relative to the benchmark in 2020.

Within our stock selection process, we attempt to gain exposure to companies with strong profitability that are priced at reasonable valuations relative to their industry peers and are trading with positive price momentum. For the year ending 2020, securities with strong fundamentals, such as strong profitability, contributed to performance. In addition, the fund’s investment in companies with low leverage also contributed to performance. The fund’s exposure to companies with low valuations detracted from performance in 2020.

In the portfolio, we will often use equity index derivatives in the fund, such as stock index futures, to efficiently equitize our cash positions as well as manage the equity exposure of the fund. Regarding equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the fund’s relative performance. The use of stock index futures to manage equity exposure of the fund had a negative impact on the performance of the fund relative to the benchmark index during 2020.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2020

	1 Year	5 Year	10 Year	Share Class Inception Date
Muirfield Fund Retail Class	4.36%	7.74%	7.62%	8/10/88
Muirfield Fund Institutional Class	4.66%	8.09%	7.80%	10/31/16
Muirfield Fund Adviser Class	4.67%	7.98%	7.74%	10/31/16
Morningstar Moderate Target Risk Index	12.82%	9.75%	7.77%	—
Blended Index	11.77%	9.69%	8.62%	—

Top 10 Holdings
as of December 31, 2020

1.	Apple, Inc.	4.8%
2.	Microsoft Corp.	4.1%
3.	Amazon.com, Inc.	2.8%
4.	Facebook, Inc.	1.6%
5.	Berkshire Hathaway, Inc. - Class B	1.5%
6.	Johnson & Johnson	1.5%
7.	Alphabet, Inc. - Class C	1.4%
8.	Tesla, Inc.	1.2%
9.	Merck & Co., Inc.	0.9%
10.	Alphabet, Inc. - Class A	0.9%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Page 4	2020 Annual Report | December 31, 2020

Growth of $10,000
as of December 31, 2020

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Sector Concentration
as of December 31, 2020

Information Technology	28.7%
Healthcare	18.9%
Consumer Discretionary	12.7%
Communication Services	10.1%
Financials	8.9%
Industrials	8.7%
Real Estate Investment Trust	3.1%
Materials	3.0%
Consumer Staples	2.7%
Utilities	2.2%
Energy	1.0%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Asset Allocation
as of December 31, 2020

Common Stocks	79.9%
Money Market Registered Investment Companies	18.1%
Bank Obligations	0.1%
Other Assets/Liabilities (Net)	1.9%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

The Blended Index is comprised 60% of the S&P 500 Index and 40% of 90-day T-bills.

2020 Annual Report | December 31, 2020	Page 5

Spectrum Fund

The Meeder Spectrum Fund Institutional Class returned 0.25% for the year ended December 31, 2020, compared to the Morningstar Moderate Target Risk Index benchmark return of 12.82%. This fund maintains exposure to the Meeder Defensive Equity Strategy.

The Meeder Defensive Equity Strategy follows a rules-based and data-driven approach using the Meeder Investment Positioning System (IPS) model. This model is used to determine the risk relative to reward in the marketplace and identifies when we should be increasing or decreasing the portfolio’s target equity exposure. The Defensive Equity tactical portfolio began the first quarter with a target of 100% exposure to the stock market since our investment model’s reward value was higher than the risk value. The S&P 500 Index plummeted -34% from its high on February 19th, to its low on March 23rd. The economic impact of the COVID-19 pandemic rocked the stock market as initial jobless claims spiked as high as 6.8 million in just one week, before gradually trending lower. A sharp increase in market risk identified by our IPS models indicated that we should have a target exposure of 30% at the end of March. The percentage of world markets trading above their 50-day moving average increased in the long-term model. Markets remained rangebound until the May non-farm payroll report showed that the U.S. added a record-high 2.5 million jobs when it was expected to lose more than -8.3 million. This led us to increase the target exposure to the stock market to 62%. The intermediate-term model improved, as significant fund flow activity demonstrated an increase in institutional demand causing us to increase our equity target to as high as 91%. With the Fed remaining extremely accommodative and stating they will keep interest rates near zero until at least 2023, the long-term model score significantly improved this quarter. Institutional demand factors in our intermediate-term model continued to show a lack of significant fund flow activity during September. After the U.S. election in November, market risk declined significantly as investors gained clarity about potential future policy shifts. The long-term model’s score continued to improve as the broad strength of the underlying trend of many sectors and industries. This caused us to gradually increase our target equity exposure to 100% in mid-November and remained there through the end of 2020.

Our shifts within equity markets include international versus domestic holdings, as well as allocating among market capitalization ranges in addition to sector overweight and/or underweight positions. Due primarily to relative momentum factors, our exposure to international holdings among both developed international and emerging market securities was underweight relative to the benchmark. Our underweight exposure to international markets contributed to performance relative to the benchmark in 2020.

Within our stock selection process, we attempt to gain exposure to companies with strong profitability that are priced at reasonable valuations relative to their industry peers and are trading with positive price momentum. For the year ending 2020, securities with strong fundamentals, such as strong profitability, contributed to performance. In addition, the fund’s investment in companies with low leverage also contributed to performance. The fund’s exposure to companies with low valuations detracted from performance in 2020.

In the portfolio, we will often use equity index derivatives in the fund, such as stock index futures, to efficiently equitize our cash positions as well as manage the equity exposure of the fund. Regarding equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the fund’s relative performance. The use of stock index futures to manage equity exposure of the fund had a negative impact on the performance of the fund relative to the benchmark index during 2020.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2020

	1 Year	5 Year	Since Inception	Share Class Inception Date
Spectrum Fund Retail Class	-0.23%	6.68%	5.33%	1/1/15
Spectrum Fund Institutional Class	0.25%	7.07%	5.65%	10/31/16
Spectrum Fund Adviser Class	0.18%	6.94%	5.54%	10/31/16
Morningstar Moderate Target Risk Index	12.82%	9.75%	7.75%	—
Blended Index	11.77%	9.69%	8.21%	—

Top 10 Holdings
as of December 31, 2020

1.	Apple, Inc.	5.5%
2.	Microsoft Corp.	4.7%
3.	Amazon.com, Inc.	2.8%
4.	Johnson & Johnson	1.9%
5.	Facebook, Inc.	1.7%
6.	Berkshire Hathaway, Inc. - Class B	1.5%
7.	Alphabet, Inc. - Class C	1.4%
8.	Tesla, Inc.	1.3%
9.	Merck & Co., Inc.	1.3%
10.	Intuit, Inc.	1.2%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Page 6	2020 Annual Report | December 31, 2020

Growth of $10,000
as of December 31, 2020

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Sector Concentration
as of December 31, 2020

Information Technology	30.7%
Healthcare	19.3%
Consumer Discretionary	12.5%
Communication Services	9.6%
Financials	8.6%
Industrials	7.9%
Real Estate Investment Trust	3.1%
Materials	3.0%
Consumer Staples	2.9%
Utilities	1.5%
Energy	0.9%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Asset Allocation
as of December 31, 2020

Common Stocks	81.6%
Money Market Registered Investment Companies	15.8%
Other Assets/Liabilities (Net)	2.6%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

The Blended Index is comprised 60% of the S&P 500 Index and 40% of 90-day T-bills.

2020 Annual Report | December 31, 2020	Page 7

Global Allocation Fund

The Meeder Global Allocation Fund Institutional Class returned 3.43% for the year ended December 31, 2020, compared to the Morningstar Global Allocation Index benchmark return of 13.55%. This fund maintains exposure to both the Meeder Defensive Equity Strategy and to the Meeder Fixed Income Strategy. It invests in domestic equity markets but will generally hold securities in emerging market and developed international equities as well. We alter the allocation to the international markets based on indications from our quantitative models. Additionally, the strategy can reduce equity exposure when it is deemed to be a high-risk market environment.

The Meeder Defensive Equity Strategy follows a rules-based and data-driven approach using the Meeder Investment Positioning System (IPS) model. This model is used to determine the risk relative to reward in the marketplace and identifies when we should be increasing or decreasing the portfolio’s target equity exposure. The Defensive Equity tactical portfolio began the first quarter with a target of 100% exposure to the stock market since our investment model’s reward value was higher than the risk value. The S&P 500 Index plummeted -34% from its high on February 19th, to its low on March 23rd. The economic impact of the COVID-19 pandemic rocked the stock market as initial jobless claims spiked as high as 6.8 million in just one week, before gradually trending lower. A sharp increase in market risk identified by our IPS models indicated that we should have a target exposure of 30% at the end of March. The percentage of world markets trading above their 50-day moving average increased in the long-term model. Markets remained rangebound until the May non-farm payroll report showed that the U.S. added a record-high 2.5 million jobs when it was expected to lose more than -8.3 million. This led us to increase the target exposure to the stock market to 62%. The intermediate-term model improved, as significant fund flow activity demonstrated an increase in institutional demand causing us to increase our equity target to as high as 91%. With the Fed remaining extremely accommodative and stating they will keep interest rates near zero until at least 2023, the long-term model score significantly improved this quarter. Institutional demand factors in our intermediate-term model continued to show a lack of significant fund flow activity during September. After the U.S. election in November, market risk declined significantly as investors gained clarity about potential future policy shifts. The long-term model’s score continued to improve as the broad strength of the underlying trend of many sectors and industries. This caused us to gradually increase our target equity exposure to 100% in mid-November and remained there through the end of 2020.

Our shifts within equity markets include international versus domestic holdings, as well as allocating among market capitalization ranges in addition to sector overweight and/or underweight positions. Due primarily to relative momentum factors, our exposure to international holdings among both developed international and emerging market securities was underweight relative to the benchmark. Our underweight exposure to international markets contributed to performance relative to the benchmark in 2020.

The Meeder Fixed Income Strategy tactically shifts portfolio exposure utilizing quantitative models designed to actively monitor the credit quality, emerging market bond exposure, and the U.S. Treasury duration of the portfolio. Our fixed income models added significant value during the coronavirus-driven drawdown. Volatility and macroeconomic factors in our models turned uniformly negative in the middle of March, while momentum factors turned negative toward the end of the first quarter. This caused us to reduce our high-yield and emerging market exposure before the market meltdown in March. The Federal Reserve stepped in to provide liquidity by reducing short-term interest rates to zero, as well as providing other quantitative easing measures to calm fixed income markets. During this period, our portfolio maintained a high-quality bias, which contributed to its overall performance during this market volatility. In early April, momentum and volatility factors showed strength in high-yield bonds, while macroeconomic factors signaled potential weakness. All model factors related to emerging market bonds were uniformly positive. In response to our models signaling an improvement in market conditions, we increased exposure to high-yield bonds and emerging market bonds in our tactical portfolio over the first few weeks of the second quarter. This risk-on signal led us to ultimately overweight these sectors while reducing exposure to U.S. investment-grade bonds and U.S. Treasuries. Since then, high-yield bonds led the risk-on rally to substantially outperform their investment-grade peers. The overweight allocation to emerging market bonds also contributed to portfolio performance, as the sector benefited from the U.S. dollar’s weakness. At the end of the year, the Meeder fixed income strategy maintained a duration in line with its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Within our stock selection process, we attempt to gain exposure to companies with strong profitability that are priced at reasonable valuations relative to their industry peers and are trading with positive price momentum. For the year ending 2020, securities with strong fundamentals, such as strong profitability, contributed to performance. In addition, the fund’s investment in companies with low leverage also contributed to performance. The fund’s exposure to companies with low valuations detracted from performance in 2020.

In the portfolio, we will often use equity index derivatives in the fund, such as stock index futures, to efficiently equitize our cash positions as well as manage the equity exposure of the fund. Regarding equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the fund’s relative performance. The use of stock index futures to manage equity exposure of the fund had a negative impact on the performance of the fund relative to the benchmark index during 2020.

Page 8	2020 Annual Report | December 31, 2020

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2020

	1 Year	5 Year	10 Year	Share Class Inception Date
Global Allocation Fund Retail Class	2.96%	6.55%	5.65%	1/31/06
Global Allocation Fund Institutional Class	3.43%	6.98%	5.86%	10/31/16
Global Allocation Fund Adviser Class	3.42%	6.84%	5.79%	10/31/16
Morningstar Global Allocation Index	13.55%	9.76%	7.22%	—
Blended Index	10.29%	7.67%	5.73%	—

Growth of $10,000
as of December 31, 2020

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Top 10 Holdings
as of December 31, 2020

1.	iShares Core MSCI EAFE ETF	6.4%
2.	Apple, Inc.	2.4%
3.	Microsoft Corp.	2.0%
4.	iShares Core MSCI Emerging Markets ETF	1.7%
5.	Amazon.com, Inc.	1.4%
6.	iShares JP Morgan USD Emerging Markets Bond ETF	1.4%
7.	Xtrackers USD High Yield Corporate Bond ETF	1.3%
8.	SPDR Bloomberg Barclays High Yield Bond ETF	1.0%
9.	Facebook, Inc.	0.9%
10.	Alphabet, Inc. - Class C	0.8%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Sector Concentration
as of December 31, 2020

Information Technology	28.9%
Healthcare	18.7%
Consumer Discretionary	12.8%
Communication Services	10.8%
Financials	8.6%
Industrials	8.6%
Real Estate Investment Trust	3.1%
Materials	3.0%
Consumer Staples	2.9%
Utilities	1.7%
Energy	0.9%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Asset Allocation
as of December 31, 2020

Common Stocks	39.9%
Equity Registered Investment Companies	8.1%
Fixed Income Registered Investment Companies	9.5%
Money Market Registered Investment Companies	34.4%
Bank Obligations	1.6%
Other Assets/Liabilities (Net)	6.5%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

The Blended Index is comprised of 54% MSCI ACWI, 36% of 90 day T-Bills and 10% Bloomberg Barclays US Aggregate Bond Index.

2020 Annual Report | December 31, 2020	Page 9

Balanced Fund

The Meeder Balanced Fund Institutional Class returned 5.71% for the year ended December 31, 2020, compared to the Morningstar Moderate Target Risk Index benchmark return of 12.82%. This fund maintains exposure to both the Meeder Defensive Equity Strategy and to the Meeder Fixed Income Strategy.

The Meeder Defensive Equity Strategy follows a rules-based and data-driven approach using the Meeder Investment Positioning System (IPS) model. This model is used to determine the risk relative to reward in the marketplace and identifies when we should be increasing or decreasing the portfolio’s target equity exposure. The Defensive Equity tactical portfolio began the first quarter with a target of 100% exposure to the stock market since our investment model’s reward value was higher than the risk value. The S&P 500 Index plummeted -34% from its high on February 19th, to its low on March 23rd. The economic impact of the COVID-19 pandemic rocked the stock market as initial jobless claims spiked as high as 6.8 million in just one week, before gradually trending lower. A sharp increase in market risk identified by our IPS models indicated that we should have a target exposure of 30% at the end of March. The percentage of world markets trading above their 50-day moving average increased in the long-term model. Markets remained rangebound until the May non-farm payroll report showed that the U.S. added a record-high 2.5 million jobs when it was expected to lose more than -8.3 million. This led us to increase the target exposure to the stock market to 62%. The intermediate-term model improved, as significant fund flow activity demonstrated an increase in institutional demand causing us to increase our equity target to as high as 91%. With the Fed remaining extremely accommodative and stating they will keep interest rates near zero until at least 2023, the long-term model score significantly improved this quarter. Institutional demand factors in our intermediate-term model continued to show a lack of significant fund flow activity during September. After the U.S. election in November, market risk declined significantly as investors gained clarity about potential future policy shifts. The long-term model’s score continued to improve as the broad strength of the underlying trend of many sectors and industries. This caused us to gradually increase our target equity exposure to 100% in mid-November and remained there through the end of 2020.

Our shifts within equity markets include international versus domestic holdings, as well as allocating among market capitalization ranges in addition to sector overweight and/or underweight positions. Due primarily to relative momentum factors, our exposure to international holdings among both developed international and emerging market securities was underweight relative to the benchmark. Our underweight exposure to international markets contributed to performance relative to the benchmark in 2020.

The Meeder Fixed Income Strategy tactically shifts portfolio exposure utilizing quantitative models designed to actively monitor the credit quality, emerging market bond exposure, and the U.S. Treasury duration of the portfolio. Our fixed income models added significant value during the coronavirus-driven drawdown. Volatility and macroeconomic factors in our models turned uniformly negative in the middle of March, while momentum factors turned negative toward the end of the first quarter. This caused us to reduce our high-yield and emerging market exposure before the market meltdown in March. The Federal Reserve stepped in to provide liquidity by reducing short-term interest rates to zero, as well as providing other quantitative easing measures to calm fixed income markets. During this period, our portfolio maintained a high-quality bias, which contributed to its overall performance during this market volatility. In early April, momentum and volatility factors showed strength in high-yield bonds, while macroeconomic factors signaled potential weakness. All model factors related to emerging market bonds were uniformly positive. In response to our models signaling an improvement in market conditions, we increased exposure to high-yield bonds and emerging market bonds in our tactical portfolio over the first few weeks of the second quarter. This risk-on signal led us to ultimately overweight these sectors while reducing exposure to U.S. investment-grade bonds and U.S. Treasuries. Since then, high-yield bonds led the risk-on rally to substantially outperform their investment-grade peers. The overweight allocation to emerging market bonds also contributed to portfolio performance, as the sector benefited from the U.S. dollar’s weakness. At the end of the year, the Meeder fixed income strategy maintained a duration in line with its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Within our stock selection process, we attempt to gain exposure to companies with strong profitability that are priced at reasonable valuations relative to their industry peers and are trading with positive price momentum. For the year ending 2020, securities with strong fundamentals, such as strong profitability, contributed to performance. In addition, the fund’s investment in companies with low leverage also contributed to performance. The fund’s exposure to companies with low valuations detracted from performance in 2020.

In the portfolio, we will often use equity index derivatives in the fund, such as stock index futures, to efficiently equitize our cash positions as well as manage the equity exposure of the fund. Regarding equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the fund’s relative performance. The use of stock index futures to manage equity exposure of the fund had a negative impact on the performance of the fund relative to the benchmark index during 2020.

Page 10	2020 Annual Report | December 31, 2020

Investment Objective

The investment objective of the Fund is to provide income and long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2020

	1 Year	5 Year	10 Year	Share Class Inception Date
Balanced Fund Retail Class	5.27%	6.59%	6.07%	1/31/06
Balanced Fund Institutional Class	5.71%	6.97%	6.26%	10/31/16
Balanced Fund Adviser Class	5.66%	6.87%	6.21%	10/31/16
Morningstar Moderate Target Risk Index	12.82%	9.75%	7.77%	—
Blended Index	10.66%	8.20%	7.26%	—

Growth of $10,000
as of December 31, 2020

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Top 10 Holdings
as of December 31, 2020

1.	iShares JP Morgan USD Emerging Markets Bond ETF	4.4%
2.	Xtrackers USD High Yield Corporate Bond ETF	4.2%
3.	Apple, Inc.	3.3%
4.	SPDR Bloomberg Barclays High Yield Bond ETF	3.0%
5.	Microsoft Corp.	2.8%
6.	iShares Core U.S. Aggregate Bond ETF	2.6%
7.	Vanguard Total Bond Market ETF	2.2%
8.	Amazon.com, Inc.	2.0%
9.	Baird Core Plus Bond Fund - Class I	1.9%
10.	Lord Abbett High Yield Fund - Class I	1.8%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Sector Concentration
as of December 31, 2020

Information Technology	28.4%
Healthcare	18.9%
Consumer Discretionary	12.9%
Communication Services	10.0%
Financials	8.8%
Industrials	8.8%
Real Estate Investment Trust	3.1%
Materials	3.0%
Consumer Staples	2.9%
Utilities	2.1%
Energy	1.1%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Asset Allocation
as of December 31, 2020

Common Stocks	55.3%
Fixed Income Registered Investment Companies	29.6%
Money Market Registered Investment Companies	13.0%
Bank Obligations	0.2%
Other Assets/Liabilities (Net)	1.9%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

The Blended Index is comprised 42% of the S&P 500 Index, 28% of the average 90-day T-bills, and 30% of the Bloomberg Barclays US Aggregate Bond Index.

2020 Annual Report | December 31, 2020	Page 11

Moderate Allocation Fund

The Meeder Moderate Allocation Fund Institutional Class returned 6.02% compared to the Morningstar Moderate Conservative Target Risk Index benchmark return of 11.86%. This fund maintains exposure to the Meeder Defensive Equity Strategy and to the Meeder Fixed Income Strategy.

The Meeder Defensive Equity Strategy follows a rules-based and data-driven approach using the Meeder Investment Positioning System (IPS) model. This model is used to determine the risk relative to reward in the marketplace and identifies when we should be increasing or decreasing the portfolio’s target equity exposure. The Defensive Equity tactical portfolio began the first quarter with a target of 100% exposure to the stock market since our investment model’s reward value was higher than the risk value. The S&P 500 Index plummeted -34% from its high on February 19th, to its low on March 23rd. The economic impact of the COVID-19 pandemic rocked the stock market as initial jobless claims spiked as high as 6.8 million in just one week, before gradually trending lower. A sharp increase in market risk identified by our IPS models indicated that we should have a target exposure of 30% at the end of March. The percentage of world markets trading above their 50-day moving average increased in the long-term model. Markets remained rangebound until the May non-farm payroll report showed that the U.S. added a record-high 2.5 million jobs when it was expected to lose more than -8.3 million. This led us to increase the target exposure to the stock market to 62%. The intermediate-term model improved, as significant fund flow activity demonstrated an increase in institutional demand causing us to increase our equity target to as high as 91%. With the Fed remaining extremely accommodative and stating they will keep interest rates near zero until at least 2023, the long-term model score significantly improved this quarter. Institutional demand factors in our intermediate-term model continued to show a lack of significant fund flow activity during September. After the U.S. election in November, market risk declined significantly as investors gained clarity about potential future policy shifts. The long-term model’s score continued to improve as the broad strength of the underlying trend of many sectors and industries. This caused us to gradually increase our target equity exposure to 100% in mid-November and remained there through the end of 2020.

Our shifts within equity markets include international versus domestic holdings, as well as allocating among market capitalization ranges in addition to sector overweight and/or underweight positions. Due primarily to relative momentum factors, our exposure to international holdings among both developed international and emerging market securities was underweight relative to the benchmark. Our underweight exposure to international markets contributed to performance relative to the benchmark in 2020.

The Meeder Fixed Income Strategy tactically shifts portfolio exposure utilizing quantitative models designed to actively monitor the credit quality, emerging market bond exposure, and the U.S. Treasury duration of the portfolio. Our fixed income models added significant value during the coronavirus-driven drawdown. Volatility and macroeconomic factors in our models turned uniformly negative in the middle of March, while momentum factors turned negative toward the end of the first quarter. This caused us to reduce our high-yield and emerging market exposure before the market meltdown in March. The Federal Reserve stepped in to provide liquidity by reducing short-term interest rates to zero, as well as providing other quantitative easing measures to calm fixed income markets. During this period, our portfolio maintained a high-quality bias, which contributed to its overall performance during this market volatility. In early April, momentum and volatility factors showed strength in high-yield bonds, while macroeconomic factors signaled potential weakness. All model factors related to emerging market bonds were uniformly positive. In response to our models signaling an improvement in market conditions, we increased exposure to high-yield bonds and emerging market bonds in our tactical portfolio over the first few weeks of the second quarter. This risk-on signal led us to ultimately overweight these sectors while reducing exposure to U.S. investment-grade bonds and U.S. Treasuries. Since then, high-yield bonds led the risk-on rally to substantially outperform their investment-grade peers. The overweight allocation to emerging market bonds also contributed to portfolio performance, as the sector benefited from the U.S. dollar’s weakness. At the end of the year, the Meeder fixed income strategy maintained a duration in line with its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Within our stock selection process, we attempt to gain exposure to companies with strong profitability that are priced at reasonable valuations relative to their industry peers and are trading with positive price momentum. For the year ending 2020, securities with strong fundamentals, such as strong profitability, contributed to performance. In addition, the fund’s investment in companies with low leverage also contributed to performance. The fund’s exposure to companies with low valuations detracted from performance in 2020.

In the portfolio, we will often use equity index derivatives in the fund, such as stock index futures, to efficiently equitize our cash positions as well as manage the equity exposure of the fund. Regarding equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the fund’s relative performance. The use of stock index futures to manage equity exposure of the fund had a negative impact on the performance of the fund relative to the benchmark index during 2020.

Page 12	2020 Annual Report | December 31, 2020

Investment Objective

The investment objective of the Fund is to provide total return, including capital appreciation, and current income.

Average Annual Total Returns
as of December 31, 2020

	1 Year	5 Year	Since Inception	Share Class Inception Date
Moderate Allocation Fund Retail Class	5.55%	8.23%	6.62%	6/30/15
Moderate Allocation Fund Institutional Class	6.02%	8.61%	6.96%	10/31/16
Moderate Allocation Fund Adviser Class	6.04%	8.51%	6.88%	10/31/16
Morningstar Moderate Conservative Target Risk Index	11.86%	8.17%	7.07%	—
Blended Index	9.86%	7.16%	6.58%	—

Growth of $10,000
as of December 31, 2020

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Top 10 Holdings
as of December 31, 2020

1.	iShares JP Morgan USD Emerging Markets Bond ETF	7.3%
2.	Xtrackers USD High Yield Corporate Bond ETF	7.0%
3.	SPDR Bloomberg Barclays High Yield Bond ETF	4.9%
4.	iShares Core U.S. Aggregate Bond ETF	4.2%
5.	Vanguard Total Bond Market ETF	3.6%
6.	Baird Core Plus Bond Fund - Class I	3.1%
7.	Lord Abbett High Yield Fund - Class I	3.0%
8.	PGIM Total Return Bond Fund - Class R6	2.6%
9.	Dodge & Cox Income Fund	2.6%
10.	Segall Bryant & Hamill Plus Bond Fund - Class I	2.2%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Sector Concentration
as of December 31, 2020

Information Technology	29.0%
Healthcare	18.7%
Consumer Discretionary	13.1%
Communication Services	10.3%
Industrials	8.9%
Financials	8.3%
Real Estate Investment Trust	3.1%
Materials	3.0%
Consumer Staples	3.0%
Utilities	1.7%
Energy	0.9%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Asset Allocation
as of December 31, 2020

Common Stocks	36.4%
Fixed Income Registered Investment Companies	49.3%
Money Market Registered Investment Companies	12.3%
Bank Obligations	0.1%
Other Assets/Liabilities (Net)	1.9%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

The Blended Index is comprised 30% of the S&P 500 Index, 20% of the average 90-day T-bills, and 50% of the Bloomberg Barclays US Aggregate Bond Index.

2020 Annual Report | December 31, 2020	Page 13

Conservative Allocation Fund

The Meeder Conservative Allocation Fund Institutional Class returned 6.68% compared to the Morningstar Conservative Target Risk Index return of 9.75%. This fund maintains exposure to the Meeder Defensive Equity Strategy and to the Meeder Fixed Income Strategy.

The Meeder Defensive Equity Strategy follows a rules-based and data-driven approach using the Meeder Investment Positioning System (IPS) model. This model is used to determine the risk relative to reward in the marketplace and identifies when we should be increasing or decreasing the portfolio’s target equity exposure. The Defensive Equity tactical portfolio began the first quarter with a target of 100% exposure to the stock market since our investment model’s reward value was higher than the risk value. The S&P 500 Index plummeted -34% from its high on February 19th, to its low on March 23rd. The economic impact of the COVID-19 pandemic rocked the stock market as initial jobless claims spiked as high as 6.8 million in just one week, before gradually trending lower. A sharp increase in market risk identified by our IPS models indicated that we should have a target exposure of 30% at the end of March. The percentage of world markets trading above their 50-day moving average increased in the long-term model. Markets remained rangebound until the May non-farm payroll report showed that the U.S. added a record-high 2.5 million jobs when it was expected to lose more than -8.3 million. This led us to increase the target exposure to the stock market to 62%. The intermediate-term model improved, as significant fund flow activity demonstrated an increase in institutional demand causing us to increase our equity target to as high as 91%. With the Fed remaining extremely accommodative and stating they will keep interest rates near zero until at least 2023, the long-term model score significantly improved this quarter. Institutional demand factors in our intermediate-term model continued to show a lack of significant fund flow activity during September. After the U.S. election in November, market risk declined significantly as investors gained clarity about potential future policy shifts. The long-term model’s score continued to improve as the broad strength of the underlying trend of many sectors and industries. This caused us to gradually increase our target equity exposure to 100% in mid-November and remained there through the end of 2020.

Our shifts within equity markets include international versus domestic holdings, as well as allocating among market capitalization ranges in addition to sector overweight and/or underweight positions. Due primarily to relative momentum factors, our exposure to international holdings among both developed international and emerging market securities was underweight relative to the benchmark. Our underweight exposure to international markets contributed to performance relative to the benchmark in 2020.

The Meeder Fixed Income Strategy tactically shifts portfolio exposure utilizing quantitative models designed to actively monitor the credit quality, emerging market bond exposure, and the U.S. Treasury duration of the portfolio. Our fixed income models added significant value during the coronavirus-driven drawdown. Volatility and macroeconomic factors in our models turned uniformly negative in the middle of March, while momentum factors turned negative toward the end of the first quarter. This caused us to reduce our high-yield and emerging market exposure before the market meltdown in March. The Federal Reserve stepped in to provide liquidity by reducing short-term interest rates to zero, as well as providing other quantitative easing measures to calm fixed income markets. During this period, our portfolio maintained a high-quality bias, which contributed to its overall performance during this market volatility. In early April, momentum and volatility factors showed strength in high-yield bonds, while macroeconomic factors signaled potential weakness. All model factors related to emerging market bonds were uniformly positive. In response to our models signaling an improvement in market conditions, we increased exposure to high-yield bonds and emerging market bonds in our tactical portfolio over the first few weeks of the second quarter. This risk-on signal led us to ultimately overweight these sectors while reducing exposure to U.S. investment-grade bonds and U.S. Treasuries. Since then, high-yield bonds led the risk-on rally to substantially outperform their investment-grade peers. The overweight allocation to emerging market bonds also contributed to portfolio performance, as the sector benefited from the U.S. dollar’s weakness. At the end of the year, the Meeder fixed income strategy maintained a duration in line with its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Within our stock selection process, we attempt to gain exposure to companies with strong profitability that are priced at reasonable valuations relative to their industry peers and are trading with positive price momentum. For the year ending 2020, securities with strong fundamentals, such as strong profitability, contributed to performance. In addition, the fund’s investment in companies with low leverage also contributed to performance. The fund’s exposure to companies with low valuations detracted from performance in 2020.

In the portfolio, we will often use equity index derivatives in the fund, such as stock index futures, to efficiently equitize our cash positions as well as manage the equity exposure of the fund. Regarding equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the fund’s relative performance. The use of stock index futures to manage equity exposure of the fund had a negative impact on the performance of the fund relative to the benchmark index during 2020.

Page 14	2020 Annual Report | December 31, 2020

Investment Objective

The investment objective of the Fund is to provide income and long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2020

	1 Year	5 Year	10 Year	Share Class Inception Date
Conservative Allocation Fund Retail Class	6.28%	8.04%	6.18%	6/21/95
Conservative Allocation Fund Institutional Class	6.68%	8.38%	6.34%	10/31/16
Conservative Allocation Fund Adviser Class	6.69%	8.29%	6.30%	10/31/16
Morningstar Conservative Target Risk Index	9.75%	6.20%	4.79%	—
Blended Index	8.98%	6.09%	5.34%	—

Growth of $10,000
as of December 31, 2020

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Top 10 Holdings
as of December 31, 2020

1.	iShares JP Morgan USD Emerging Markets Bond ETF	10.2%
2.	Xtrackers USD High Yield Corporate Bond ETF	9.7%
3.	SPDR Bloomberg Barclays High Yield Bond ETF	6.9%
4.	iShares Core U.S. Aggregate Bond ETF	5.9%
5.	Vanguard Total Bond Market ETF	5.0%
6.	Baird Core Plus Bond Fund - Class I	4.3%
7.	Lord Abbett High Yield Fund - Class I	4.3%
8.	PGIM Total Return Bond Fund - Class R6	3.7%
9.	Dodge & Cox Income Fund	3.6%
10.	Segall Bryant & Hamill Plus Bond Fund - Class I	3.1%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Sector Concentration
as of December 31, 2020

Information Technology	28.9%
Healthcare	18.6%
Consumer Discretionary	12.8%
Communication Services	10.7%
Industrials	8.9%
Financials	8.5%
Real Estate Investment Trust	3.1%
Materials	3.0%
Consumer Staples	2.9%
Utilities	1.7%
Energy	0.9%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Asset Allocation
as of December 31, 2020

Common Stocks	22.1%
Fixed Income Registered Investment Companies	69.2%
Money Market Registered Investment Companies	7.4%
Other Assets/Liabilities (Net)	1.3%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

The Blended Index is comprised 18% of the S&P 500 Index, 12% of the average 90-day T-bills, and 70% of the Bloomberg Barclays US Aggregate Bond Index.

2020 Annual Report | December 31, 2020	Page 15

Dynamic Allocation Fund

The Meeder Dynamic Allocation Fund Institutional Class returned 15.94% for the year ended December 31, 2020, compared to the Morningstar Aggressive Target Risk Index benchmark return of 13.26%. This fund maintains exposure to both the Meeder Growth Strategy and to the Meeder Fixed Income Strategy.

The Meeder Growth Strategy maintains a more aggressive objective and typically remains invested in the stock market. Therefore, investors experienced significant volatility as the market declined from its all-time high on February 19th. The S&P 500 experienced more than a 30% decline before the end of the first quarter. The stock market reversed course from the lows experienced on March 23rd and moved higher to capture significant gains, ultimately reaching a new all-time high in August. Certified election results provided investors with a better idea of what they might expect regarding future policy shifts. At the end of December, the FDA approved two different COVID-19 vaccines for emergency use. The renewed hope that the global economy might be reopening sooner than previously expected helped major indices like the Dow Jones, S&P 500, and Russell 2000 Indices reach new all-time highs. Investors that remained invested in the Growth Strategy despite the market volatility, received the highest returns of all our risk-based portfolios.

Our shifts within equity markets include international versus domestic holdings, as well as allocating among market capitalization ranges in addition to sector overweight and/or underweight positions. Due primarily to relative momentum factors, our exposure to international holdings among both developed international and emerging market securities was underweight relative to the benchmark. Our underweight exposure to international markets contributed to performance relative to the benchmark in 2020.

We maintain at least a 5% allocation to the Meeder Fixed Income Strategy in the fund. The Meeder Fixed Income Strategy tactically shifts portfolio exposure utilizing quantitative models designed to actively monitor the credit quality, emerging market bond exposure, and the U.S. Treasury duration of the portfolio. Our fixed income models added significant value during the coronavirus-driven drawdown. Volatility and macroeconomic factors in our models turned uniformly negative in the middle of March, while momentum factors turned negative toward the end of the first quarter. This caused us to reduce our high-yield and emerging market exposure before the market meltdown in March. The Federal Reserve stepped in to provide liquidity by reducing short-term interest rates to zero, as well as providing other quantitative easing measures to calm fixed income markets. During this period, our portfolio maintained a high-quality bias, which contributed to its overall performance during this market volatility. In early April, momentum and volatility factors showed strength in high-yield bonds, while macroeconomic factors signaled potential weakness. All model factors related to emerging market bonds were uniformly positive. In response to our models signaling an improvement in market conditions, we increased exposure to high-yield bonds and emerging market bonds in our tactical portfolio over the first few weeks of the second quarter. This risk-on signal led us to ultimately overweight these sectors while reducing exposure to U.S. investment-grade bonds and U.S. Treasuries. Since then, high-yield bonds led the risk-on rally to substantially outperform their investment-grade peers. The overweight allocation to emerging market bonds also contributed to portfolio performance, as the sector benefited from the U.S. dollar’s weakness. At the end of the year, the Meeder fixed income strategy maintained a duration in line with its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Within our stock selection process, we attempt to gain exposure to companies with strong profitability that are priced at reasonable valuations relative to their industry peers and are trading with positive price momentum. For the year ending 2020, securities with strong fundamentals, such as strong profitability, contributed to performance. In addition, the fund’s investment in companies with low leverage also contributed to performance. The fund’s exposure to companies with low valuations detracted from performance in 2020.

In the portfolio, we will often use equity index derivatives in the fund, such as stock index futures, to efficiently equitize our cash positions. Regarding equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the fund’s relative performance.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2020

	1 Year	5 Year	10 Year	Share Class Inception Date
Dynamic Allocation Fund Retail Class	15.37%	10.79%	9.97%	2/29/00
Dynamic Allocation Fund Institutional Class	15.94%	11.16%	10.15%	10/31/16
Dynamic Allocation Fund Adviser Class	15.85%	11.04%	10.09%	10/31/16
Morningstar Aggressive Target Risk Index	13.26%	12.20%	9.76%	—
Blended Index	16.08%	13.17%	11.17%	—

Top 10 Holdings
as of December 31, 2020

1.	Apple, Inc.	4.7%
2.	Microsoft Corp.	3.8%
3.	Amazon.com, Inc.	2.6%
4.	iShares JP Morgan USD Emerging Markets Bond ETF	2.3%
5.	Xtrackers USD High Yield Corporate Bond ETF	2.3%
6.	Facebook, Inc.	1.5%
7.	Alphabet, Inc. - Class C	1.4%
8.	Berkshire Hathaway, Inc. - Class B	1.4%
9.	Johnson & Johnson	1.4%
10.	Tesla, Inc.	1.2%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Page 16	2020 Annual Report | December 31, 2020

Sector Concentration
as of December 31, 2020

Information Technology	29.5%
Healthcare	18.9%
Consumer Discretionary	12.9%
Communication Services	10.0%
Financials	8.5%
Industrials	8.4%
Real Estate Investment Trust	3.1%
Consumer Staples	3.1%
Materials	2.9%
Utilities	1.8%
Energy	0.9%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Asset Allocation
as of December 31, 2020

Common Stocks	74.1%
Money Market Registered Investment Companies	18.4%
Fixed Income Registered Investment Companies	4.6%
Equity Registered Investment Companies	0.6%
Bank Obligations	0.4%
Other Assets/Liabilities (Net)	1.9%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

Growth of $10,000
as of December 31, 2020

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

The Blended Index is comprised of 70% S&P 500 Index, 25% MSCI ACWI ex USA Index, and 5% Bloomberg Barclays US Aggregate Bond Index.

2020 Annual Report | December 31, 2020	Page 17

Quantex Fund

The Meeder Quantex Fund Institutional Class returned -5.22% for the year ended December 31, 2020, compared to the benchmark return of the S&P Mid-Cap 400 Index 13.66% and the Russell 2000 Index return of 19.96%.

We use a quantitative model to identify the capitalization ranges that incorporate our ideal portfolio of small- and mid-capitalization companies with strong growth potential each calendar year. Individual securities for the portfolio are equally weighted at the beginning of the year. Securities are then monitored on an ongoing basis and screened based on various momentum, profitability, and value characteristics.

The portfolio’s performance was driven by a combination of sector selection and individual security selection. Consumer Discretionary, Health Care, and Materials were the largest overweight sectors relative to the benchmark, while our largest underweights relative to the benchmark were in Financials, Utilities, and Real Estate. The largest sector contributors were Health Care and Financials, while the biggest individual contributors to performance were L Brands, Abiomed, and Green Dot. Noble Energy, Dilliards, and Patterson-Uti Energy were the largest individual detractors to performance.

In the portfolio, we will often use equity index derivatives in the fund, such as stock index futures, to efficiently equitize our cash. Regarding equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the fund’s relative performance.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2020

	1 Year	5 Year	10 Year	Share Class Inception Date
Quantex Fund Retail Class	-5.36%	6.37%	8.13%	3/20/85
Quantex Fund Institutional Class	-5.22%	6.63%	8.26%	10/31/16
Quantex Fund Adviser Class	-5.25%	6.51%	8.21%	10/31/16
S&P MidCap 400 Index	13.66%	12.35%	11.51%	—
Russell 2000 Index	19.96%	13.26%	11.20%	—
Blended Index	16.82%	12.83%	11.39%	—

Top 10 Holdings
as of December 31, 2020

1.	Quanta Services, Inc.	2.3%
2.	DaVita, Inc.	2.1%
3.	PerkinElmer, Inc.	1.9%
4.	Allscripts Healthcare Solutions, Inc.	1.8%
5.	ABIOMED, Inc.	1.7%
6.	Fortune Brands Home & Security, Inc.	1.6%
7.	Nu Skin Enterprises, Inc.	1.6%
8.	Eastman Chemical Co.	1.6%
9.	Whirlpool Corp.	1.5%
10.	Avery Dennison Corp.	1.5%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Page 18	2020 Annual Report | December 31, 2020

Growth of $10,000
as of December 31, 2020

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Sector Concentration
as of December 31, 2020

Consumer Discretionary	20.3%
Industrials	19.3%
Healthcare	13.9%
Materials	12.2%
Information Technology	10.2%
Financials	9.0%
Communication Services	4.3%
Consumer Staples	3.7%
Utilities	2.8%
Energy	2.4%
Real Estate Investment Trust	1.9%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Asset Allocation
as of December 31, 2020

Common Stocks	90.4%
Money Market Registered Investment Companies	2.2%
Other Assets/Liabilities (Net)	7.4%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

The Blended Index consists of 50% of the Russell 2000 Index and 50% of the S&P MidCap 400 Index.

2020 Annual Report | December 31, 2020	Page 19

Total Return Bond Fund

The Meeder Total Return Bond Fund Institutional Class return was 7.86% for the year compared to the Bloomberg Barclays U.S. Aggregate Bond Index benchmark return of 7.51%. This fund maintains exposure to the Meeder Fixed Income Strategy.

The Meeder Fixed Income Strategy tactically shifts portfolio exposure utilizing quantitative models designed to actively monitor the credit quality, emerging market bond exposure, and the U.S. Treasury duration of the portfolio. Our fixed income models added significant value during the coronavirus-driven drawdown. Volatility and macroeconomic factors in our models turned uniformly negative in the middle of March, while momentum factors turned negative toward the end of the first quarter. This caused us to reduce our high-yield and emerging market exposure before the market meltdown in March. The Federal Reserve stepped in to provide liquidity by reducing short-term interest rates to zero, as well as providing other quantitative easing measures to calm fixed income markets. During this period, our portfolio maintained a high-quality bias, which contributed to its overall performance during this market volatility. In early April, momentum and volatility factors showed strength in high-yield bonds, while macroeconomic factors signaled potential weakness. All model factors related to emerging market bonds were uniformly positive. In response to our models signaling an improvement in market conditions, we increased exposure to high-yield bonds and emerging market bonds in our tactical portfolio over the first few weeks of the second quarter. This risk-on signal led us to ultimately overweight these sectors while reducing exposure to U.S. investment-grade bonds and U.S. Treasuries. Since then, high-yield bonds led the risk-on rally to substantially outperform their investment-grade peers. The overweight allocation to emerging market bonds also contributed to portfolio performance, as the sector benefited from the U.S. dollar’s weakness. At the end of the year, the Meeder fixed income strategy maintained a duration in line with its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Investment Objective

The investment objective of the Fund is to provide total return, consisting of income and capital growth, consistent with minimizing the risk of loss of capital.

Average Annual Total Returns
as of December 31, 2020

	1 Year	5 Year	Since Inception	Share Class Inception Date
Total Return Bond Fund Retail Class	7.46%	4.20%	2.96%	6/30/11
Total Return Bond Fund Institutional Class	7.86%	4.56%	3.15%	10/31/16
Total Return Bond Fund Adviser Class	7.86%	4.47%	3.10%	10/31/16
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.75%	—

Top 10 Holdings
as of December 31, 2020

1.	iShares JP Morgan USD Emerging Markets Bond ETF	10.5%
2.	iShares Core U.S. Aggregate Bond ETF	9.8%
3.	Vanguard Total Bond Market ETF	8.4%
4.	Baird Core Plus Bond Fund - Class I	7.1%
5.	Xtrackers USD High Yield Corporate Bond ETF	7.0%
6.	Dodge & Cox Income Fund	6.0%
7.	PGIM Total Return Bond Fund - Class R6	6.0%
8.	Segall Bryant & Hamill Plus Bond Fund - Class I	5.2%
9.	SPDR Bloomberg Barclays High Yield Bond ETF	5.0%
10.	Pioneer Bond Fund - Class Y	4.5%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Page 20	2020 Annual Report | December 31, 2020

Growth of $10,000
as of December 31, 2020

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Fixed Income Sector Concentration
as of December 31, 2020

Core Intermediate-Term	60.1%
High-Yield	15.6%
Emerging Markets Debt	14.1%
U.S. Government	10.2%
Total	100.0%

As a percentage of total fixed income securities. Concentrations are subject to change.

2020 Annual Report | December 31, 2020	Page 21

Prime Money Market Fund

The Meeder Prime Money Market Fund is a constant net asset value (CNAV) fund offered only to natural persons. The objective of this fund is to maintain a CNAV at $1.00 per share while offering a competitive return to shareholders. The adviser to the Fund accomplishes the objective by investing in short-term, high-quality money market debt obligations. Money market debt obligations may be offered by the U.S. Government and its agencies but may also include obligations of fundamentally sound corporate issuers.

Over the years, investors have demonstrated confidence in the money market funds industry because of a couple key features. Safety and liquidity are at the core of money fund investment strategy. Safety is expressed through the selection of investments which are anticipated to provide minimal principal volatility, while liquidity is generated by maintaining ample funds to accommodate investor requests to redeem shares.

Fund providers have faced many obstacles challenging this philosophy. Zero bound interest rates, regulatory changes and financial crisis have all confronted fund providers. Regardless of the event, money fund managers analyzed the environment before them and marched ahead.

The past year started out as a rather normal year. Interest rates in the fixed income markets were respectable. Speculation of a domestic economic slowdown was debated but market participants remained optimistic growth would persist. However, as the year unfolded, 2020 would be remembered for a new challenge to the industry. The Covid-19 pandemic invaded the U.S. throughout the year causing unanticipated headwinds. From capital market disarray to a race for a vaccine, participants in every sector of the capital markets waged a battle not faced before.

The year began with the Federal Open Market Committee (FOMC) in a less restrictive stance versus the previous year. However, discussions surrounding global trade and economic instability emerged with the onset of a complex virus. By the beginning of March ramifications of a global pause prompted FOMC Chairperson, Jerome Powell, to act in favor of supporting domestic growth. An agreement to lower the target rate by 0.50% to a range of 1.00% to 1.25% was enacted to support employment and price stability goals. Needless to say, this would be insufficient. In less than two weeks the committee would meet again to discuss escalation of the virus to the point of pandemic. Fearing destruction of the global economy would eventually infiltrate the U.S. economy, the FOMC acted again. This time the committee took the target rate to a range of 0.00% to 0.25% in hopes of mitigating economic calamity.

Factoring in data at hand and weighing expectations for the year that lay ahead, the advisor fine-tuned tactical strategy targeting investment opportunities which may outperform in a zero bound interest rate environment. Government securities and high-quality corporate obligations warranted priority in an unstable environment. The Fund was also structured to bolster liquidity which enhanced portfolio safety. Investments which were short-term, including but not limited to collateralized investment, provided the necessary portfolio stability. Eventually in the second half of the year, when markets stabilized, liquid resources were ample to deploy in longer dated investments. As expectations escalated that short-term interest rates may stagnate at the lower bound, the team engaged more corporate obligations in an effort support shareholder value. During the year, the portfolio management team targeted a weighted average maturity that accommodated the divergent environment. This strategy allowed the management team opportunity to alter investments as conditions changed.

Currently, we believe the FOMC will continue to remain vigilant to aid economic resurgence. We expect the committee will maintain its current rate stance well into next year. We do anticipate the following interest rate cycle may also be elongated with potentially several meetings to pass with no action. Our sector allocation favors an overweight to high-quality liquid investments. Depending on market opportunities we will continue to explore investment alternatives in short-term, high-quality corporate debt products without adding undo risk.

As we completed 2020, our belief is that the Fund should be positioned to maintain strong performance into 2021. In the event FOMC policy changes, we believe the portfolio is positioned to perform in the resulting environment. We will continuously monitor strategy relative to market opportunities and act in the best interest of our shareholders.

Investment Objective

The investment objective of the Fund is to provide current income while maintaining a stable share price of $1.00.

Average Annual Total Returns
as of December 31, 2020

	1 Year	5 Year	10 Year
Prime Money Market Fund	0.45%	1.01%	0.55%

Yields
as of December 31, 2020

	7-Day Subsidized Yield	7-Day Unsubsidized Yield
Prime Money Market Fund	0.03%	-0.65%

Top 10 Holdings
as of December 31, 2020

1.	South Street Repo, 0.10%, due 1/4/2021	14.5%
2.	Federated Hermes Government Obligations Fund, 0.01%	9.8%
3.	INTL FCStone Repo, 0.23%, due 1/4/2021	5.8%
4.	Caterpillar Financial Power Investment Floating Rate Demand Note, 0.30%	5.1%
5.	Anglesea Funding, 0.22%, 1/19/2021	2.9%
6.	Banque et Caisse d’Epargne de l’Etat, 0.23%, 3/4/2021	1.5%
7.	Federal Agricultural Mortgage Corp., 0.18%, 2/10/2021	1.4%
8.	Federal Home Loan Bank, 0.32%, 4/13/2021	1.4%
9.	Sumitomo Mitsui Trust Bank LTD/New York, NY, 0.23%, 3/25/2021	1.4%
10.	Toronto Dominion Bank/New York, NY, 0.35%, 8/31/2021	1.4%

As a percentage of total net assets.

Page 22	2020 Annual Report | December 31, 2020

The Fund operates as a retail money market fund and is limited to accounts beneficially owned by natural persons. Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The subsidized 7-day current yield is the current annualized net yield of the Fund. The unsubsidized 7-day current yield does not reflect the effect of any fee waivers or expense reimbursements made by the Fund’s investment adviser. The 7-day current yield more closely reflects the current earnings of the Fund than total return.

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Sector Concentration
as of December 31, 2020

Commercial Paper	28.6%
Repurchase Agreements	20.2%
Variable Rate Demand Notes	14.2%
Certificates of Deposit	10.7%
Money Market Registered Investment Companies	9.8%
Corporate Obligations	6.4%
U.S. Government and Agency Obligations	5.8%
Bank Obligations	4.3%
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change.

2020 Annual Report | December 31, 2020	Page 23

Institutional Prime Money Market Fund

The Meeder Institutional Prime Money Market Fund offers a floating net asset value (FNAV). An FNAV fund is characterized by a net asset value which could vary incrementally above or below $1.00 per share. The objective of this fund is to maintain a FNAV near $1.00 per share while offering a competitive return to shareholders. The adviser to the Fund accomplishes the objective by investing in short-term, high-quality money market debt obligations. Money market debt obligations may be offered by the U.S. Government and its agencies but may also include obligations of fundamentally sound corporate issuers.

Over the years, investors have demonstrated confidence in the money market funds industry because of a couple key features. Safety and liquidity are at the core of money fund investment strategy. Safety is expressed through the selection of investments which are anticipated to provide minimal principal volatility, while liquidity is generated by maintaining ample funds to accommodate investor requests to redeem shares.

Fund providers have faced many obstacles challenging this philosophy. Zero bound interest rates, regulatory changes and financial crisis have all confronted fund providers. Regardless of the event, money fund managers analyzed the environment before them and marched ahead.

The past year started out as a rather normal year. Interest rates in the fixed income markets were respectable. Speculation of a domestic economic slowdown was debated but market participants remained optimistic growth would persist. However, as the year unfolded, 2020 would be remembered for a new challenge to the industry. The Covid-19 pandemic invaded the U.S. throughout the year causing unanticipated headwinds. From capital market disarray to a race for a vaccine, participants in every sector of the capital markets waged a battle not faced before.

The year began with the Federal Open Market Committee (FOMC) in a less restrictive stance versus the previous year. However, discussions surrounding global trade and economic instability emerged with the onset of a complex virus. By the beginning of March ramifications of a global pause prompted FOMC Chairperson, Jerome Powell, to act in favor of supporting domestic growth. An agreement to lower the target rate by 0.50% to a range of 1.00% to 1.25% was enacted to support employment and price stability goals. Needless to say, this would be insufficient. In less than two weeks the committee would meet again to discuss escalation of the virus to the point of pandemic. Fearing destruction of the global economy would eventually infiltrate the U.S. economy, the FOMC acted again. This time the committee took the target rate to a range of 0.00% to 0.25% in hopes of mitigating economic calamity.

Factoring in data at hand and weighing expectations for the year that lay ahead, the advisor fine-tuned tactical strategy targeting investment opportunities which may outperform in a zero bound interest rate environment. Government securities and high-quality corporate obligations warranted priority in an unstable environment. The Fund was also structured to bolster liquidity which enhanced portfolio safety. Investments which were short-term, including but not limited to collateralized investment, provided the necessary portfolio stability. Eventually in the second half of the year, when markets stabilized, liquid resources were ample to deploy in longer dated investments. As expectations escalated that short-term interest rates may stagnate at the lower bound, the team engaged more corporate obligations in an effort support shareholder value. During the year, the portfolio management team targeted a weighted average maturity that accommodated the divergent environment. This strategy allowed the management team opportunity to alter investments as conditions changed.

Currently, we believe the FOMC will continue to remain vigilant to aid economic resurgence. We expect the committee will maintain its current rate stance well into next year. We do anticipate the following interest rate cycle may also be elongated with potentially several meetings to pass with no action. Our sector allocation favors an overweight to high-quality liquid investments. Depending on market opportunities we will continue to explore investment alternatives in short-term, high-quality corporate debt products without adding undo risk.

As we completed 2020, our belief is that the Fund should be positioned to maintain strong performance into 2021. In the event FOMC policy changes, we believe the portfolio is positioned to perform in the resulting environment. We will continuously monitor strategy relative to market opportunities and act in the best interest of our shareholders.

Investment Objective

The investment objective of the Fund is to provide current income consistent with liquidity and the preservation of capital.

Average Annual Total Returns
as of December 31, 2020

	1 Year	5 Year	10 Year
Institutional Prime Money Market Fund	0.57%	1.22%	0.68%

Yields
as of December 31, 2020

	7-Day Subsidized Yield	7-Day Unsubsidized Yield
Institutional Prime Money Market Fund	0.08%	-0.28%

Top 10 Holdings
as of December 31, 2020

1.	South Street Repo, 0.08%, due 1/4/2021	11.9%
2.	INTL FCStone Repo, 0.23%, due 1/4/2021	8.9%
3.	Caterpillar Financial Power Investment Floating Rate Demand Note, 0.30%	4.5%
4.	Federated Hermes Government Obligations Fund, 0.01%	4.2%
5.	South Street Repo, 0.10%, due 1/4/2021	3.0%
6.	Anglesea Funding, 0.21%, 2/1/2021	2.2%
7.	Metropolitan Transportation Authority of New York, 0.04%, 1/7/2021	1.6%
8.	Ohio State Department of Rehabilitation & Correction, 0.09%, 1/6/2021	1.6%
9.	State of California, 0.07%, 1/7/2021	1.6%
10.	State of Wisconsin, 0.09%, 1/7/2021	1.6%

As a percentage of total net assets.

Page 24	2020 Annual Report | December 31, 2020

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s performance prior to October 7, 2016 reflects the performance of a predecessor fund, the Institutional Class of the Meeder Prime Money Market Fund, which was distributed and transferred to the Institutional Prime Money Market Fund upon its inception. The subsidized 7-day current yield is the current annualized net yield of the Fund. The unsubsidized 7-day current yield does not reflect the effect of any fee waivers or expense reimbursements made by the Fund’s investment adviser. The 7-day current yield more closely reflects the current earnings of the Fund than total return.

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Sector Concentration
as of December 31, 2020

Commercial Paper	38.6%
Repurchase Agreements	23.8%
Variable Rate Demand Notes	14.3%
Corporate Obligations	8.1%
U.S. Government and Agency Obligations	5.9%
Certificates of Deposit	4.7%
Money Market Registered Investment Companies	4.2%
Bank Obligations	0.4%
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change.

2020 Annual Report | December 31, 2020	Page 25

2020 Annual Report
Fund Holdings & Financial Statements

Schedule of Investments
December 31, 2020

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — 79.9%
Communication Services — 8.1%
Activision Blizzard, Inc.	17,490	1,623,947
Alphabet, Inc. - Class A (1)	3,076	5,391,121
Alphabet, Inc. - Class C (1)	4,662	8,167,265
AMC Entertainment Holdings, Inc. - Class A (2)	2,647	5,612
AT&T, Inc.	12,829	368,962
Cable One, Inc.	49	109,158
Cinemark Holdings, Inc.	1,662	28,935
Comcast Corp. - Class A	86,159	4,514,732
DISH Network Corp. (1)	3,717	120,208
Electronic Arts, Inc.	12,880	1,849,568
EW Scripps Co./The	355	5,428
Facebook, Inc. (1)	34,277	9,363,105
Fluent, Inc. (1)	1,228	6,521
Frontier Communications Corp. (1)	13,822	1,237
Glu Mobile, Inc. (1)	3,604	32,472
Gogo, Inc. (1)	1,165	11,219
Gray Television, Inc. (1)	4,944	88,448
IDT Corp. - Class B (1)	1,445	17,860
Interpublic Group of Cos., Inc./The	52,835	1,242,679
Lee Enterprises, Inc. (1)	8,976	11,310
Liberty TripAdvisor Holdings, Inc. (1)	1,759	7,634
Lions Gate Entertainment Corp. - Class A (1)	3,800	43,206
Meredith Corp.	1,069	20,525
Netflix, Inc. (1)	5,254	2,840,995
News Corp.	8,727	156,824
Nexstar Media Group, Inc.	2,480	270,791
Omnicom Group, Inc.	15,239	950,456
Pinterest, Inc. - Class A (1)	5,542	365,218
Roku, Inc. - Class A (1)	1,885	625,858
Spotify Technology SA (1)	2,492	784,133
Take-Two Interactive Software, Inc. (1)	367	76,259
TechTarget, Inc. (1)	2,131	125,963
TEGNA, Inc.	4,778	66,653
Telephone and Data Systems, Inc.	4,926	91,476
Tribune Publishing Co.	804	11,015
Twitter, Inc. (1)	2,844	154,003
Verizon Communications, Inc.	87,131	5,118,946
Walt Disney Co./The	8,215	1,488,394
World Wrestling Entertainment, Inc. - Class A	3,856	185,281
Yelp, Inc. (1)	670	21,889
		46,365,306

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Consumer Discretionary — 10.1%
Abercrombie & Fitch Co.	418	8,510
Amazon.com, Inc. (1)	4,956	16,141,345
Aramark	2,599	100,010
At Home Group, Inc. (1)	990	15,305
AutoNation, Inc. (1)	676	47,178
Best Buy Co., Inc.	11,872	1,184,707
Big Lots, Inc.	736	31,596
BorgWarner, Inc.	3,923	151,585
Boyd Gaming Corp.	1,786	76,655
Brinker International, Inc.	1,347	76,200
Brunswick Corp./DE	1,664	126,863
Buckle, Inc./The	680	19,856
Caleres, Inc.	1,414	22,129
Camping World Holdings, Inc.	5,426	141,347
Capri Holdings, Ltd. (1)	1,861	78,162
CarParts.com, Inc. (1)	2,952	36,575
Carvana Co. (1)	110	26,349
Chipotle Mexican Grill, Inc. (1)	1,259	1,745,868
Churchill Downs, Inc.	322	62,722
Container Store Group, Inc./The (1)	738	7,041
Cooper Tire & Rubber Co.	690	27,945
Cracker Barrel Old Country Store, Inc.	1,947	256,848
Crocs, Inc. (1)	9,979	625,284
Dana, Inc.	4,437	86,610
Darden Restaurants, Inc.	3,124	372,131
Dave & Buster’s Entertainment, Inc.	375	11,258
Deckers Outdoor Corp. (1)	329	94,351
Del Taco Restaurants, Inc.	4,503	40,797
Designer Brands, Inc. - Class A	1,643	12,569
Dillard’s, Inc. - Class A	121	7,629
Dollar Tree, Inc. (1)	3,406	367,984
Domino’s Pizza, Inc.	1,074	411,836
DR Horton, Inc.	10,420	718,146
Duluth Holdings, Inc. - Class B (1)	502	5,301
eBay, Inc.	9,323	468,481
Etsy, Inc. (1)	1,291	229,682
Everi Holdings, Inc. (1)	611	8,438
Extended Stay America, Inc.	7,524	111,430
Fiesta Restaurant Group, Inc. (1)	945	10,773
Ford Motor Co.	1	9
Fossil Group, Inc. (1)	1,273	11,037
Fox Factory Holding Corp. (1)	192	20,296
Franchise Group, Inc.	622	18,940
Gap, Inc./The	80	1,615
General Motors Co.	33,730	1,404,517

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 27

Schedule of Investments
December 31, 2020

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Genesco, Inc. (1)	449	13,510
GoPro, Inc. (1)	406	3,362
Greenlane Holdings, Inc. (1)	963	3,813
Group 1 Automotive, Inc.	345	45,243
GrowGeneration Corp. (1)	1,120	45,046
Guess?, Inc.	682	15,427
Hanesbrands, Inc.	3,606	52,575
Harley-Davidson, Inc.	4,813	176,637
Hibbett Sports, Inc. (1)	1,585	73,195
Houghton Mifflin Harcourt Co. (1)	1,829	6,091
International Game Technology PLC	3,633	61,543
Kohl’s Corp.	2,663	108,357
L Brands, Inc.	3,094	115,066
Lakeland Industries, Inc. (1)	3,065	83,521
Lands’ End, Inc. (1)	667	14,387
Las Vegas Sands Corp.	2,882	171,767
LCI Industries	826	107,116
Lear Corp.	822	130,723
Lennar Corp. - Class A	3,816	290,894
Liquidity Services, Inc. (1)	210	3,341
Lovesac Co./The (1)	159	6,851
Lowe’s Cos., Inc.	25,316	4,063,471
Lululemon Athletica, Inc. (1)	1,627	566,245
Lumber Liquidators Holdings, Inc. (1)	949	29,172
M/I Homes, Inc. (1)	2,310	102,310
Malibu Boats, Inc. (1)	3,195	199,496
Marriott International, Inc./MD	1,882	248,273
McDonald’s Corp.	20,078	4,308,337
Meritage Homes Corp. (1)	2,039	168,870
MGM Resorts International	84	2,647
Modine Manufacturing Co. (1)	3,203	40,230
Nautilus, Inc. (1)	1,078	19,555
NIKE, Inc. - Class B	15,988	2,261,822
Nordstrom, Inc.	237	7,397
ODP Corp./The	1,801	52,769
Overstock.com, Inc. (1)	631	30,269
Party City Holdco, Inc. (1)	1,959	12,048
Penn National Gaming, Inc. (1)	2,502	216,098
Polaris, Inc.	1,148	109,381
Pool Corp.	836	311,410
PulteGroup, Inc.	29,363	1,266,133
Purple Innovation, Inc. (1)	3,074	101,258
Qurate Retail, Inc. - Class A	10,394	114,022
Red Rock Resorts, Inc.	1,905	47,701
Rent-A-Center, Inc./TX	26,665	1,021,003
Scientific Games Corp. (1)	1,216	50,452

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Sleep Number Corp. (1)	485	39,702
Sonic Automotive, Inc.	2,822	108,845
Starbucks Corp.	23,199	2,481,829
Tapestry, Inc.	1,789	55,602
Target Corp.	9,553	1,686,391
Tesla, Inc. (1)	9,950	7,021,417
Texas Roadhouse, Inc.	1,771	138,421
Thor Industries, Inc.	2,774	257,954
Tilly’s, Inc. - Class A	748	6,104
TopBuild Corp. (1)	398	73,264
Town Sports International Holdings, Inc. (1)	4,612	1,153
Tupperware Brands Corp. (1)	590	19,110
Urban Outfitters, Inc. (1)	945	24,192
Vista Outdoor, Inc. (1)	738	17,535
VOXX International Corp. (1)	998	12,734
Waitr Holdings, Inc. (1)	1,473	4,095
Wayfair, Inc. (1)	147	33,194
Wendy’s Co./The	2,796	61,288
Williams-Sonoma, Inc.	890	90,638
Wingstop, Inc.	1,250	165,688
Winnebago Industries, Inc.	10,390	622,777
Wyndham Destinations, Inc.	9,380	420,787
Yum China Holdings, Inc.	3,849	219,739
Yum! Brands, Inc.	20,505	2,226,023
Zumiez, Inc. (1)	1	37
		58,091,263

Consumer Staples — 2.2%
Andersons, Inc./The	1,307	32,035
BJ’s Wholesale Club Holdings, Inc. (1)	870	32,434
Bunge, Ltd.	18,974	1,244,315
Conagra Brands, Inc.	10,350	375,291
Costco Wholesale Corp.	354	133,380
Darling Ingredients, Inc. (1)	15,851	914,286
General Mills, Inc.	51,057	3,002,152
Ingredion, Inc.	125	9,834
Kroger Co./The	16,967	538,872
Molson Coors Beverage Co. - Class B	15,790	713,550
Natural Grocers by Vitamin Cottage, Inc.	743	10,209
Nu Skin Enterprises, Inc.	420	22,945
PepsiCo, Inc.	15,604	2,314,073
Performance Food Group Co. (1)	2,057	97,934
Rite Aid Corp. (1)	870	13,772
SpartanNash Co.	1,545	26,898
Tyson Foods, Inc.	4,786	308,410
United Natural Foods, Inc. (1)	1,376	21,975

The accompanying notes are an integral part of these financial statements

Page 28	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Walgreens Boots Alliance, Inc.	1,002	39,960
Walmart, Inc.	17,390	2,506,769
		12,359,094

Energy — 0.8%
Amplify Energy Corp.	7,061	9,250
Antero Resources Corp. (1)	8,096	44,123
Apache Corp.	3,496	49,608
Archrock, Inc.	4,408	38,173
Ardmore Shipping Corp.	3,596	11,759
Aspen Aerogels, Inc. (1)	1,900	31,711
Bonanza Creek Energy, Inc. (1)	1,656	32,010
Brigham Minerals, Inc.	2,883	31,684
Cabot Oil & Gas Corp.	8,982	146,227
Cactus, Inc. - Class A	3,705	96,589
Centennial Resource Development, Inc./DE - Class A (1)	7,019	10,529
Chaparral Energy, Inc. A Warrants (1)(7)	7	0
Chaparral Energy, Inc. B Warrants (1)(7)	7	0
Chesapeake Energy Corp. (1)	778	1,183
Chevron Corp.	4,716	398,266
Cimarex Energy Co.	6,865	257,506
Clean Energy Fuels Corp. (1)	5,277	41,477
CNX Resources Corp. (1)	2,623	28,328
Concho Resources, Inc.	5,945	346,891
ConocoPhillips	22,076	882,819
CONSOL Energy, Inc. (1)	746	5,379
Continental Resources, Inc./OK	1,691	27,563
Delek US Holdings, Inc.	577	9,272
DHT Holdings, Inc.	2,432	12,719
Diamondback Energy, Inc.	832	40,269
DMC Global, Inc.	47	2,033
Dorian LPG, Ltd. (1)	2,050	24,990
Earthstone Energy, Inc. - Class A (1)	1,433	7,638
EOG Resources, Inc.	10,182	507,776
EQT Corp.	6,023	76,552
Exterran Corp. (1)	409	1,808
Extraction Oil & Gas, Inc. (1)	4,625	131
Frank’s International NV (1)	5,882	16,117
Golar LNG, Ltd.	502	4,839
Hallador Energy Co.	6,197	9,110
Hess Corp.	1,132	59,758
International Seaways, Inc.	1,840	30,047
Laredo Petroleum, Inc. (1)	2,192	43,182
Liberty Oilfield Services, Inc. - Class A	4,321	44,550
Matador Resources Co. (1)	3,384	40,811

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Nabors Industries, Ltd.	485	28,242
NextDecade Corp. (1)	1,106	2,312
NexTier Oilfield Solutions, Inc. (1)	4,369	15,029
Nine Energy Service, Inc. (1)	3,274	8,905
Nordic American Tankers, Ltd.	1,043	3,077
NOV, Inc. (1)	3,676	50,471
Oasis Petroleum, Inc. Warrants (1)(7)	23	0
Oceaneering International, Inc. (1)	4,673	37,150
Parsley Energy, Inc.	3,406	48,365
Patterson-UTI Energy, Inc.	2,712	14,265
PDC Energy, Inc. (1)	2,776	56,991
Peabody Energy Corp.	2,730	6,579
Penn Virginia Corp. (1)	1	10
Phillips 66	2,772	193,874
Pioneer Natural Resources Co.	2,337	266,161
Profire Energy, Inc. (1)	100	85
ProPetro Holding Corp. (1)	11,987	88,584
Range Resources Corp.	4,098	27,457
Renewable Energy Group, Inc. (1)	924	65,438
Schlumberger NV	5,766	125,872
Scorpio Tankers, Inc.	321	3,592
Southwestern Energy Co. (1)	11,421	34,035
Superior Energy Services, Inc. (1)	1,242	57
Talos Energy, Inc. (1)	301	2,480
Teekay Corp. (1)	3,537	7,605
W&T Offshore, Inc. (1)	5,610	12,174
Whiting Petroleum Corp. (1)	260	6,500
Whiting Petroleum Corporation A Warrants (1)	127	222
Whiting Petroleum Corporation B Warrants (1)(2)	63	120
World Fuel Services Corp.	3,727	116,133
WPX Energy, Inc. (1)	3,447	28,093
		4,672,555

Financials — 7.1%
AGNC Investment Corp.	23,051	359,596
Allstate Corp./The	3,156	346,939
Ally Financial, Inc.	24,356	868,535
American Equity Investment Life Holding Co.	3,328	92,052
American Express Co.	3,050	368,776
Ameriprise Financial, Inc.	1,900	369,227
Ameris Bancorp	5,511	209,804
Apollo Commercial Real Estate Finance, Inc.	199	2,223
Arbor Realty Trust, Inc.	1,979	28,062

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 29

Schedule of Investments
December 31, 2020

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Artisan Partners Asset Management, Inc. - Class A	7,959	400,656
Associated Banc-Corp	15,405	262,655
Axos Financial, Inc. (1)	2,296	86,169
BancorpSouth Bank	4,700	128,968
Bank of America Corp.	116,786	3,539,784
Bank of NT Butterfield & Son, Ltd./The	3,350	104,386
BankUnited, Inc.	6,256	217,584
Banner Corp.	215	10,017
Bar Harbor Bankshares	306	6,913
Berkshire Hathaway, Inc. - Class B (1)	36,159	8,384,187
Capital Bancorp, Inc. (1)	236	3,287
Charles Schwab Corp./The	2,479	131,486
Chimera Investment Corp.	235	2,409
Citigroup, Inc.	16,541	1,019,918
Citizens Financial Group, Inc.	10,591	378,734
Civista Bancshares, Inc.	1,421	24,910
CNO Financial Group, Inc.	9,588	213,141
Columbia Banking System, Inc.	893	32,059
Comerica, Inc.	472	26,366
Cowen, Inc.	1,502	39,037
Curo Group Holdings Corp.	6,958	99,708
Customers Bancorp, Inc. (1)	3,475	63,176
East West Bancorp, Inc.	5,243	265,873
Eaton Vance Corp.	2,421	164,459
Ellington Residential Mortgage REIT	1,608	20,968
Enova International, Inc. (1)	3,004	74,409
Esquire Financial Holdings, Inc. (1)	21	403
Evercore, Inc. - Class A	2,358	258,531
Farmers National Banc Corp.	298	3,954
Fifth Third Bancorp	32,307	890,704
First Citizens BancShares, Inc./NC - Class A	277	159,073
First Financial Bancorp	4,016	70,400
First Financial Corp./IN	1,848	71,795
First Foundation, Inc.	1,176	23,520
First Horizon Corp.	1,367	17,443
First Interstate BancSystem, Inc.	735	29,966
First Republic Bank/CA	4,265	626,656
FNCB Bancorp, Inc.	134	858
Goosehead Insurance, Inc.	1,424	177,658
Great Ajax Corp.	4,942	51,693
GWG Holdings, Inc. (1)	358	2,502
Hartford Financial Services Group, Inc./The	1,977	96,833
HBT Financial, Inc.	2,869	43,465
Heartland Financial USA, Inc.	2,418	97,615
Hilltop Holdings, Inc.	9,563	263,078
Houlihan Lokey, Inc. - Class A	1,121	75,365

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Huntington Bancshares, Inc./OH	15,004	189,501
Independent Bank Group, Inc.	178	11,129
James River Group Holdings, Ltd.	2,746	134,966
JPMorgan Chase & Co.	24,011	3,051,078
KeyCorp	6,693	109,832
Kinsale Capital Group, Inc.	2,121	424,476
Lakeland Financial Corp.	555	29,737
LPL Financial Holdings, Inc.	1,127	117,456
M&T Bank Corp.	1,272	161,926
Marsh & McLennan Cos., Inc.	1,612	188,604
Medley Management, Inc.	234	1,870
Meta Financial Group, Inc.	767	28,042
MetLife, Inc.	16,901	793,502
Metrocity Bankshares, Inc.	3,706	53,441
MMA Capital Holdings, Inc. (1)	353	8,684
Morgan Stanley	24,148	1,654,862
Mr Cooper Group, Inc. (1)	5,005	155,305
Northrim BanCorp, Inc.	3,133	106,365
Old Republic International Corp.	6,399	126,124
OneMain Holdings, Inc.	3,230	155,557
Oppenheimer Holdings, Inc.	3,852	121,068
PennyMac Financial Services, Inc.	9,995	655,872
PennyMac Mortgage Investment Trust	4,152	73,034
People’s United Financial, Inc.	5,521	71,387
Pinnacle Financial Partners, Inc.	461	29,688
PJT Partners, Inc.	6,534	491,684
PNC Financial Services Group, Inc./The	4,837	720,713
Popular, Inc.	2,656	149,586
Progressive Corp./The	8,207	811,508
Prudential Financial, Inc.	8,339	651,026
Pzena Investment Management, Inc. - Class A	8,002	58,415
QCR Holdings, Inc.	1,569	62,117
RBB Bancorp	9,372	144,141
Ready Capital Corp.	5,253	65,400
Regions Financial Corp.	38,503	620,668
Sandy Spring Bancorp, Inc.	477	15,355
Shore Bancshares, Inc.	251	3,665
Siebert Financial Corp. (1)	626	2,629
Signature Bank/New York NY	1,673	226,340
Silvercrest Asset Management Group, Inc.	155	2,153
Simmons First National Corp.	759	16,387
SLM Corp.	6,257	77,524
South State Corp.	410	29,643
State Street Corp.	10,099	735,005
Stewart Information Services Corp.	13,933	673,800

The accompanying notes are an integral part of these financial statements

Page 30	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
StoneX Group, Inc. (1)	893	51,705
Summit Financial Group, Inc.	567	12,519
SVB Financial Group (1)	1,200	465,396
Synchrony Financial	48,877	1,696,521
Synovus Financial Corp.	921	29,813
Truist Financial Corp.	24,211	1,160,433
UMB Financial Corp.	3,228	222,700
United Community Banks, Inc./GA	4,757	135,289
Unum Group	9,347	214,420
Valley National Bancorp	8,559	83,450
Veritex Holdings, Inc.	1,697	43,545
Virtu Financial, Inc.	7,529	189,505
Virtus Investment Partners, Inc.	1,265	274,505
Walker & Dunlop, Inc.	2,942	270,723
Wells Fargo & Co.	5,631	169,944
Western Alliance Bancorp	3,833	229,788
WSFS Financial Corp.	483	21,677
		40,591,183

Healthcare — 15.1%
89bio, Inc. (1)	138	3,363
Abbott Laboratories	16,344	1,789,505
AbbVie, Inc.	45,997	4,928,579
AcelRx Pharmaceuticals, Inc. (1)	9,000	11,160
Affimed NV (1)	4,733	27,546
Agilent Technologies, Inc.	15,306	1,813,608
Albireo Pharma, Inc. (1)	104	3,901
Alexion Pharmaceuticals, Inc. (1)	7,095	1,108,523
Align Technology, Inc. (1)	1,273	680,266
Alkermes PLC (1)	8,387	167,321
Allakos, Inc. (1)	458	64,120
Allscripts Healthcare Solutions, Inc. (1)	2,593	37,443
Alnylam Pharmaceuticals, Inc. (1)	1,199	155,834
AmerisourceBergen Corp.	1,273	124,448
Amgen, Inc.	14,081	3,237,504
Amicus Therapeutics, Inc. (1)	1,028	23,737
Amneal Pharmaceuticals, Inc. - Class A (1)	7,549	34,499
Anthem, Inc.	500	160,545
Apellis Pharmaceuticals, Inc. (1)	906	51,823
Applied Therapeutics, Inc. (1)	213	4,688
Arcturus Therapeutics Holdings, Inc. (1)	247	10,715
Arcutis Biotherapeutics, Inc. (1)	516	14,515
Arena Pharmaceuticals, Inc. (1)	1,157	88,892
Arrowhead Pharmaceuticals, Inc. (1)	1,361	104,430
Assembly Biosciences, Inc. (1)	783	4,737
Assertio Holdings, Inc. (1)	14,489	5,181

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Atara Biotherapeutics, Inc. (1)	965	18,943
Avantor, Inc. (1)	3,368	94,809
Axsome Therapeutics, Inc. (1)	271	22,078
Baxter International, Inc.	1,258	100,942
Beam Therapeutics, Inc. (1)	820	66,945
Becton Dickinson and Co.	2,626	657,078
Beyondspring, Inc. (1)	251	3,062
BioDelivery Sciences International, Inc. (1)	8,214	34,499
Bio-Rad Laboratories, Inc. (1)	595	346,849
Bioxcel Therapeutics, Inc. (1)	865	39,963
Blueprint Medicines Corp. (1)	1,053	118,094
Bridgebio Pharma, Inc. (1)	700	49,777
Bristol-Myers Squibb Co.	63,774	3,955,901
Calyxt, Inc. (1)	374	1,578
Cardinal Health, Inc.	18,719	1,002,590
CareDx, Inc. (1)	1,149	83,245
CASI Pharmaceuticals, Inc. (1)	1,514	4,466
Castle Biosciences, Inc. (1)	706	47,408
Catalent, Inc. (1)	5,069	527,531
Catalyst Pharmaceuticals, Inc. (1)	8,336	27,842
Celcuity, Inc. (1)	720	6,595
Centene Corp. (1)	6,349	381,130
Centogene NV (1)	818	8,818
Cerecor, Inc. (1)	1,721	4,543
Cerner Corp.	28,215	2,214,313
Charles River Laboratories International, Inc. (1)	1,151	287,589
Chemed Corp.	920	490,001
ChemoCentryx, Inc. (1)	1,729	107,060
Co-Diagnostics, Inc. (1)	547	5,087
Community Health Systems, Inc. (1)	3,818	28,368
Constellation Pharmaceuticals, Inc. (1)	554	15,955
Corcept Therapeutics, Inc. (1)	1,162	30,398
Cross Country Healthcare, Inc. (1)	576	5,109
CVS Health Corp.	25,310	1,728,673
Cymabay Therapeutics, Inc. (1)	4,427	25,411
Danaher Corp.	4,014	891,670
Deciphera Pharmaceuticals, Inc. (1)	594	33,900
Denali Therapeutics, Inc. (1)	966	80,912
DENTSPLY SIRONA, Inc.	6,862	359,294
Editas Medicine, Inc. (1)	612	42,907
Edwards Lifesciences Corp. (1)	7,900	720,717
Eidos Therapeutics, Inc. (1)	208	27,369
Elanco Animal Health, Inc. Contingent Value Rights (1)(7)	3,328	0
Eli Lilly and Co.	13,528	2,284,068

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 31

Schedule of Investments
December 31, 2020

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Eloxx Pharmaceuticals, Inc. (1)	1,370	5,453
Emergent BioSolutions, Inc. (1)	1,331	119,258
Endo International PLC (1)	9,873	70,888
Enochian Biosciences, Inc. (1)	367	1,083
Ensign Group, Inc./The	916	66,795
Evelo Biosciences, Inc. (1)	772	9,333
Exact Sciences Corp. (1)	1,895	251,069
Exelixis, Inc. (1)	8,117	162,908
Fate Therapeutics, Inc. (1)	1,157	105,206
Five Prime Therapeutics, Inc. (1)	1,125	19,136
Fulgent Genetics, Inc. (1)	345	17,975
Gilead Sciences, Inc.	32,568	1,897,412
Globus Medical, Inc. (1)	1,144	74,612
HCA Healthcare, Inc.	3,131	514,924
Hill-Rom Holdings, Inc.	2,308	226,115
Hologic, Inc. (1)	2,384	173,627
Horizon Therapeutics Plc (1)	6,527	477,450
Humana, Inc.	3,361	1,378,917
IGM Biosciences, Inc. (1)	114	10,065
Illumina, Inc. (1)	1,153	426,610
ImmunoGen, Inc. (1)	4,087	26,361
Immunovant, Inc. (1)	113	5,219
Inogen, Inc. (1)	337	15,057
Inovio Pharmaceuticals, Inc. (1)	1,746	15,452
Insmed, Inc. (1)	1,220	40,614
Insulet Corp. (1)	502	128,326
Intellia Therapeutics, Inc. (1)	1,211	65,878
Intersect ENT, Inc. (1)	1,135	25,992
Intra-Cellular Therapies, Inc. (1)	117	3,721
Invitae Corp. (1)	1,536	64,220
Iovance Biotherapeutics, Inc. (1)	2,594	120,362
iRhythm Technologies, Inc. (1)	310	73,535
Johnson & Johnson	53,046	8,348,379
Jounce Therapeutics, Inc. (1)	809	5,663
Kodiak Sciences, Inc. (1)	603	88,587
Kura Oncology, Inc. (1)	2,121	69,272
LHC Group, Inc. (1)	28	5,973
MacroGenics, Inc. (1)	1,916	43,800
Marinus Pharmaceuticals, Inc. (1)	782	9,540
McKesson Corp.	5,118	890,123
Medtronic PLC	43,760	5,126,046
Merck & Co., Inc.	66,113	5,408,043
Mersana Therapeutics, Inc. (1)	3,775	100,453
Mettler-Toledo International, Inc. (1)	21	23,933
Mirati Therapeutics, Inc. (1)	744	163,412
Moderna, Inc. (1)	4,964	518,589

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
ModivCare, Inc. (1)	58	8,041
Morphic Holding, Inc. (1)	485	16,272
Myriad Genetics, Inc. (1)	68	1,345
NantKwest, Inc. (1)	2,019	26,913
Natera, Inc. (1)	1,230	122,410
National HealthCare Corp.	169	11,223
Neurocrine Biosciences, Inc. (1)	855	81,952
NextGen Healthcare, Inc. (1)	4,937	90,051
Novavax, Inc. (1)	867	96,679
Novocure, Ltd. (1)	126	21,803
Ocular Therapeutix, Inc. (1)	3,598	74,479
Oncocyte Corp. (1)	1,734	4,144
Organogenesis Holdings, Inc. (1)	1,572	11,837
Osmotica Pharmaceuticals PLC (1)	5,073	20,901
Owens & Minor, Inc.	1,976	53,451
Pacific Biosciences of California, Inc. (1)	2,998	77,768
Palatin Technologies, Inc. (1)	15,630	10,563
PerkinElmer, Inc.	2,072	297,332
Perrigo Co. PLC	12,650	565,708
Pfizer, Inc.	99,536	3,663,920
Phreesia, Inc. (1)	202	10,961
PRA Health Sciences, Inc. (1)	2,015	252,762
Precigen, Inc. (1)(2)	1,826	18,625
Quest Diagnostics, Inc.	35	4,171
Quidel Corp. (1)	272	48,865
Regeneron Pharmaceuticals, Inc. (1)	3,093	1,494,259
Replimune Group, Inc. (1)	608	23,195
ResMed, Inc.	1,292	274,628
REVOLUTION Medicines, Inc. (1)	557	22,052
Rhythm Pharmaceuticals, Inc. (1)	2,288	68,022
Rigel Pharmaceuticals, Inc. (1)	1,164	4,074
Rocket Pharmaceuticals, Inc. (1)	795	43,598
Sangamo Therapeutics, Inc. (1)	2,194	34,237
Scholar Rock Holding Corp. (1)	581	28,196
Seagen, Inc. (1)	2,323	406,850
Seres Therapeutics, Inc. (1)	1,083	26,534
SIGA Technologies, Inc. (1)	496	3,606
Simulations Plus, Inc.	143	10,285
Solid Biosciences, Inc. (1)	1,261	9,558
Sorrento Therapeutics, Inc. (1)	3,427	23,389
Spectrum Pharmaceuticals, Inc. (1)	877	2,991
SpringWorks Therapeutics, Inc. (1)	317	22,989
STERIS PLC	6,433	1,219,311
Stryker Corp.	7,906	1,937,286
Supernus Pharmaceuticals, Inc. (1)	1,208	30,393
Surgery Partners, Inc. (1)	600	17,406

The accompanying notes are an integral part of these financial statements

Page 32	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Sutro Biopharma, Inc. (1)	798	17,325
Syros Pharmaceuticals, Inc. (1)	2,752	29,859
Teladoc Health, Inc. (1)	946	189,162
Tenet Healthcare Corp. (1)	2,578	102,940
TG Therapeutics, Inc. (1)	1,999	103,988
Thermo Fisher Scientific, Inc.	5,032	2,343,805
Translate Bio, Inc. (1)	1,167	21,508
Travere Therapeutics, Inc. (1)	383	10,439
Turning Point Therapeutics, Inc. (1)	932	113,564
Twist Bioscience Corp. (1)	808	114,162
Ultragenyx Pharmaceutical, Inc. (1)	774	107,145
United Therapeutics Corp. (1)	3,674	557,676
UnitedHealth Group, Inc.	13,107	4,596,363
Universal Health Services, Inc. - Class B	1,872	257,400
Vanda Pharmaceuticals, Inc. (1)	2,852	37,475
Veeva Systems, Inc. (1)	2,406	655,034
Veracyte, Inc. (1)	1,880	92,007
Vertex Pharmaceuticals, Inc. (1)	5,616	1,327,285
Viatris, Inc. (1)	17,586	329,562
Viela Bio, Inc. (1)	68	2,446
Viemed Healthcare, Inc. (1)	302	2,344
West Pharmaceutical Services, Inc.	2,427	687,593
XBiotech, Inc. (1)	2,832	44,321
Xencor, Inc. (1)	948	41,361
Zimmer Biomet Holdings, Inc.	10,795	1,663,402
ZIOPHARM Oncology, Inc. (1)	3,797	9,568
Zoetis, Inc. - Class A	17,735	2,935,143
		86,723,668

Industrials — 6.9%
3M Co.	12,601	2,202,529
ABM Industries, Inc.	965	36,516
AGCO Corp.	3,497	360,506
Allegiant Travel Co.	2,818	533,278
Allison Transmission Holdings, Inc.	72	3,105
Alpha Pro Tech, Ltd. (1)	1,555	17,338
Altra Industrial Motion Corp.	1,402	77,713
ArcBest Corp.	2,806	119,732
Arcosa, Inc.	5,985	328,756
Argan, Inc.	654	29,096
ASGN, Inc. (1)	884	73,841
Astec Industries, Inc.	1,019	58,980
Atkore International Group, Inc. (1)	5,601	230,257
Atlas Air Worldwide Holdings, Inc. (1)	370	20,180
Axon Enterprise, Inc. (1)	720	88,222
AZZ, Inc.	1,216	57,687

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
BG Staffing, Inc.	348	4,695
BMC Stock Holdings, Inc. (1)	2,862	153,632
Boise Cascade Co.	8,578	410,028
CAI International, Inc.	203	6,342
Caterpillar, Inc.	4,874	887,165
Chart Industries, Inc. (1)	42	4,947
Cintas Corp.	3,555	1,256,550
Comfort Systems USA, Inc.	3,839	202,162
Copart, Inc. (1)	8,135	1,035,179
CoreCivic, Inc.	8,652	56,671
CoreLogic, Inc./United States	3,827	295,904
Costamare, Inc.	396	3,279
Covenant Logistics Group, Inc. (1)	1,527	22,615
CSX Corp.	4,811	436,598
Cummins, Inc.	15,888	3,608,165
Deere & Co.	5,518	1,484,618
Eaton Corp. PLC	10,598	1,273,244
EMCOR Group, Inc.	1,185	108,380
Emerson Electric Co.	4,754	382,079
EnerSys	832	69,106
Fastenal Co.	8,474	413,785
FedEx Corp.	3,026	785,610
FuelCell Energy, Inc. (1)	631	7,048
Generac Holdings, Inc. (1)	656	149,181
General Electric Co.	14,004	151,243
GrafTech International, Ltd.	6,054	64,536
H&E Equipment Services, Inc.	1,510	45,013
HEICO Corp.	1,340	177,416
Herc Holdings, Inc. (1)	771	51,202
Herman Miller, Inc.	1,548	52,322
Hertz Global Holdings, Inc. (1)	3,055	3,910
HNI Corp.	1,610	55,481
Hubbell, Inc.	3,328	521,797
Huntington Ingalls Industries, Inc.	1,473	251,117
JB Hunt Transport Services, Inc.	519	70,921
Kelly Services, Inc. - Class A	2,420	49,779
Kforce, Inc.	810	34,093
Kimball International, Inc. - Class B	3,107	37,129
L B Foster Co. - Class A (1)	446	6,712
Lawson Products, Inc./DE (1)	67	3,411
Lockheed Martin Corp.	10,323	3,664,459
LSC Communications, Inc. (1)	11,648	233
Manitowoc Co., Inc./The (1)	529	7,041
ManpowerGroup, Inc.	15,805	1,425,295
Matson, Inc.	2,018	114,965
Maxar Technologies, Inc.	1,354	52,251

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 33

Schedule of Investments
December 31, 2020

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
McGrath RentCorp	351	23,552
Meritor, Inc. (1)	920	25,677
Miller Industries, Inc./TN	4,972	189,035
Moog, Inc.	4,024	319,103
MSC Industrial Direct Co., Inc.	3,883	327,686
Mueller Industries, Inc.	2,663	93,498
MYR Group, Inc. (1)	759	45,616
National Presto Industries, Inc.	162	14,326
NL Industries, Inc.	280	1,338
Norfolk Southern Corp.	157	37,305
Old Dominion Freight Line, Inc.	2,815	549,432
PACCAR, Inc.	35,665	3,077,176
PAE, Inc. (1)	2,378	21,830
Parker-Hannifin Corp.	5,319	1,448,949
Plug Power, Inc. (1)	5,867	198,950
Primoris Services Corp.	8,021	221,460
Quanta Services, Inc.	22,986	1,655,452
Regal Beloit Corp.	3,567	438,063
Resideo Technologies, Inc. (1)	3,376	71,774
Rexnord Corp.	1,902	75,110
RR Donnelley & Sons Co.	14,233	32,167
Rush Enterprises, Inc.	7,174	297,147
Ryder System, Inc.	2,402	148,348
Safe Bulkers, Inc. (1)	7,327	9,525
Saia, Inc. (1)	1,273	230,158
Shyft Group, Inc./The	2,019	57,299
SkyWest, Inc.	290	11,690
Steelcase, Inc.	3,832	51,924
Textainer Group Holdings, Ltd. (1)	3,130	60,033
Timken Co./The	5,153	398,636
Titan Machinery, Inc. (1)	442	8,641
TPI Composites, Inc. (1)	991	52,305
Triton International, Ltd./Bermuda	8,040	390,020
Tutor Perini Corp. (1)	197	2,551
Uber Technologies, Inc. (1)	9,837	501,687
United Parcel Service, Inc. - Class B	8,716	1,467,774
Vectrus, Inc. (1)	1,259	62,597
Veritiv Corp. (1)	968	20,125
Waste Management, Inc.	21,764	2,566,629
Watsco, Inc.	392	88,808
WESCO International, Inc. (1)	2,277	178,745
WESCO International, Inc. Series A Variable Preferred (8)	2,612	81,625
		39,688,811

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Information Technology — 22.9%
8x8, Inc. (1)	800	27,576
Accenture PLC - Class A	2,982	778,928
ACI Worldwide, Inc. (1)	4,022	154,565
Adobe, Inc. (1)	7,689	3,845,423
ADTRAN, Inc.	1	15
Advanced Micro Devices, Inc. (1)	16,194	1,485,152
Alarm.com Holdings, Inc. (1)	442	45,725
Alliance Data Systems Corp.	1,174	86,993
Amkor Technology, Inc.	9,469	142,793
Amphenol Corp.	1,243	162,547
Apple, Inc.	205,891	27,319,677
Applied Materials, Inc.	20,396	1,760,175
Arrow Electronics, Inc. (1)	9,080	883,484
AstroNova, Inc.	1,469	15,645
Autodesk, Inc. (1)	4,151	1,267,466
Automatic Data Processing, Inc.	12	2,114
Avaya Holdings Corp. (1)	3,631	69,534
Avid Technology, Inc. (1)	3,156	50,086
Avnet, Inc.	15,671	550,209
Bill.com Holdings, Inc. (1)	321	43,817
Broadcom, Inc.	4,693	2,054,830
CACI International, Inc. - Class A (1)	2,967	739,762
Cadence Design Systems, Inc. (1)	21,461	2,927,924
Calix, Inc. (1)	10,373	308,700
Cambium Networks Corp. (1)	790	19,813
CDK Global, Inc.	15,405	798,441
CDW Corp./DE	7,483	986,185
Cerence, Inc. (1)	1,210	121,581
ChannelAdvisor Corp. (1)	6,248	99,843
Ciena Corp. (1)	1,702	89,951
Cisco Systems, Inc.	61,354	2,745,592
Cloudera, Inc. (1)	1,097	15,259
Cloudflare, Inc. (1)	3,096	235,265
Cognex Corp.	2,017	161,935
Cognizant Technology Solutions Corp.	14,670	1,202,207
Concentrix Corp. (1)	4,427	436,945
Conduent, Inc. (1)	10,760	51,648
Corning, Inc.	14,909	536,724
Coupa Software, Inc. (1)	659	223,342
Crowdstrike Holdings, Inc. (1)	2,043	432,748
Dell Technologies, Inc. - Class C (1)	1,852	135,733
Diebold Nixdorf, Inc. (1)	2,052	21,874
Digital Turbine, Inc. (1)	3,651	206,501
DocuSign, Inc. (1)	2,836	630,443
Dolby Laboratories, Inc.	1,290	125,298

The accompanying notes are an integral part of these financial statements

Page 34	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Dropbox, Inc. - Class A (1)	2,358	52,324
DXC Technology Co.	8,511	219,158
Eastman Kodak Co. (1)	794	6,463
Ebix, Inc.	1,619	61,473
Elastic NV (1)	42	6,137
Enphase Energy, Inc. (1)	1,546	271,277
F5 Networks, Inc. (1)	537	94,480
Fastly, Inc. (1)	726	63,431
FormFactor, Inc. (1)	1,001	43,063
Fortinet, Inc. (1)	1,215	180,464
Hewlett Packard Enterprise Co.	40,388	478,598
HP, Inc.	47,689	1,172,673
HubSpot, Inc. (1)	656	260,065
II-VI, Inc. (1)	751	57,046
Insight Enterprises, Inc. (1)	1,280	97,395
Intel Corp.	65,271	3,251,801
International Business Machines Corp.	3,105	390,857
Intuit, Inc.	11,908	4,523,254
Jabil, Inc.	11,753	499,855
KBR, Inc.	3,125	96,656
KLA Corp.	3,124	808,835
Lam Research Corp.	3,719	1,756,372
Littelfuse, Inc.	132	33,615
Marvell Technology Group, Ltd.	1	48
Mastercard, Inc.	8,051	2,873,724
Maxim Integrated Products, Inc.	2,663	236,075
Methode Electronics, Inc.	2,873	109,978
Microchip Technology, Inc.	325	44,886
Micron Technology, Inc. (1)	9,645	725,111
Microsoft Corp.	105,462	23,456,858
MicroStrategy, Inc. (1)	953	370,288
MKS Instruments, Inc.	969	145,786
MoneyGram International, Inc. (1)	3,700	20,221
Monolithic Power Systems, Inc.	307	112,433
NCR Corp. (1)	3,201	120,262
NETGEAR, Inc. (1)	151	6,135
NortonLifeLock, Inc.	21,365	443,965
NVIDIA Corp.	7,606	3,971,853
ON Semiconductor Corp. (1)	1,115	36,494
Oracle Corp.	52,545	3,399,136
PagerDuty, Inc. (1)	505	21,059
Palo Alto Networks, Inc. (1)	676	240,244
Paychex, Inc.	680	63,362
Paycom Software, Inc. (1)	613	277,229
PayPal Holdings, Inc. (1)	327	76,583
Photronics, Inc. (1)	5,043	56,280

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Plantronics, Inc.	655	17,705
Priority Technology Holdings, Inc. (1)	1,600	11,264
Progress Software Corp.	9,307	420,583
Qorvo, Inc. (1)	3,261	542,206
QUALCOMM, Inc.	27,959	4,259,274
Rimini Street, Inc. (1)	778	3,447
RingCentral, Inc. - Class A (1)	649	245,952
salesforce.com, Inc. (1)	10,795	2,402,211
Sanmina Corp. (1)	3,381	107,820
Sapiens International Corp. NV	2,199	67,311
ServiceNow, Inc. (1)	1,106	608,776
Skyworks Solutions, Inc.	3,746	572,688
Slack Technologies, Inc. - Class A (1)	726	30,666
Smartsheet, Inc. (1)	584	40,465
SolarEdge Technologies, Inc. (1)	49	15,637
SPS Commerce, Inc. (1)	3,200	347,488
Square, Inc. - Class A (1)	7,404	1,611,407
SS&C Technologies Holdings, Inc.	38,960	2,834,340
StarTek, Inc. (1)	1	8
StoneCo, Ltd. (1)	2,058	172,707
Stratasys, Ltd. (1)	1,740	36,053
Sykes Enterprises, Inc. (1)	3,260	122,804
SYNNEX Corp.	4,458	363,060
Tenable Holdings, Inc. (1)	2,794	146,014
Teradyne, Inc.	5,642	676,419
Texas Instruments, Inc.	13,867	2,275,991
Trade Desk, Inc./The (1)	637	510,237
Trimble, Inc. (1)	8,895	593,919
TTEC Holdings, Inc.	1,489	108,593
Twilio, Inc. - Class A (1)	1,779	602,192
Ultra Clean Holdings, Inc. (1)	1,206	37,567
Verint Systems, Inc. (1)	3,082	207,049
Veritone, Inc. (1)	310	8,820
VirnetX Holding Corp. (2)	10,134	51,075
Visa, Inc.	13,160	2,878,487
Vishay Intertechnology, Inc.	9,661	200,079
Vontier Corp. (1)	1,162	38,811
Xerox Holdings Corp.	20,795	482,236
Xilinx, Inc.	4,061	575,728
Xperi Holding Corp.	7,679	160,491
Zebra Technologies Corp. - Class A (1)	1,599	614,544
Zoom Video Communications, Inc.- Class A (1)	2,249	758,633
Zscaler, Inc. (1)	865	172,749
		131,167,276

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 35

Schedule of Investments
December 31, 2020

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Materials — 2.4%
Avery Dennison Corp.	2,940	456,023
Avient Corp.	627	25,256
Cabot Corp.	83	3,725
Caledonia Mining Corp. PLC	2,451	38,922
Celanese Corp.	873	113,438
Chemours Co./The	684	16,956
Coeur Mining, Inc. (1)	500	5,175
Commercial Metals Co.	2,002	41,121
Corteva, Inc.	9,534	369,156
Dow, Inc.	9,658	536,019
Eastman Chemical Co.	10,096	1,012,427
Freeport-McMoRan, Inc. - Class B	19,639	511,007
Hawkins, Inc.	331	17,315
Huntsman Corp.	16,340	410,788
Koppers Holdings, Inc. (1)	763	23,775
Linde PLC	5,133	1,352,597
Louisiana-Pacific Corp.	7,671	285,131
LyondellBasell Industries NV - Class A	4,748	435,202
Minerals Technologies, Inc.	209	12,983
Mosaic Co./The	1,746	40,175
Newmont Corp.	34,523	2,067,582
Nucor Corp.	5,744	305,523
O-I Glass, Inc.	4,048	48,171
Olin Corp.	827	20,311
Olympic Steel, Inc.	1,341	17,876
Packaging Corp. of America	2,562	353,325
PPG Industries, Inc.	7,081	1,021,222
Ramaco Resources, Inc. (1)	1,378	3,969
Rayonier Advanced Materials, Inc. (1)	2,611	17,024
Reliance Steel & Aluminum Co.	8,305	994,524
Royal Gold, Inc.	1	106
Ryerson Holding Corp. (1)	2,904	39,611
Scotts Miracle-Gro Co./The	7,227	1,439,185
Sherwin-Williams Co./The	1,788	1,314,019
Steel Dynamics, Inc.	4,213	155,333
Stepan Co.	1,058	126,241
SunCoke Energy, Inc.	961	4,180
Tredegar Corp.	2,649	44,238
Trinseo SA	218	11,164
Tronox Holdings PLC	2,351	34,372
Westlake Chemical Corp.	1,413	115,301
Westrock Co.	2,118	92,197
		13,932,665

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Real Estate Investment Trust — 2.5%
Altisource Portfolio Solutions SA (1)	2,089	26,906
American Homes 4 Rent - Class A	11,868	356,040
American Tower Corp.	8,451	1,896,911
Ashford Hospitality Trust, Inc.	2,131	5,519
AvalonBay Communities, Inc.	796	127,702
Camden Property Trust	107	10,691
CareTrust REIT, Inc.	2,448	54,297
CatchMark Timber Trust, Inc.	1,689	15,809
CBL & Associates Properties, Inc. (1)(2)	19,529	810
Columbia Property Trust, Inc.	9,023	129,390
CorEnergy Infrastructure Trust, Inc.	4,118	28,208
Corporate Office Properties Trust	8,820	230,026
CubeSmart	17,651	593,250
DiamondRock Hospitality Co.	1,437	11,855
EastGroup Properties, Inc.	415	57,295
Equinix, Inc.	954	681,328
Essex Property Trust, Inc.	2,599	617,055
Extra Space Storage, Inc.	8,349	967,315
Gaming and Leisure Properties, Inc.	13,353	566,167
Getty Realty Corp.	2,529	69,649
Gladstone Commercial Corp.	1,484	26,712
Healthcare Realty Trust, Inc.	15,836	468,746
Healthcare Trust of America, Inc. - Class A	11,864	326,735
Hersha Hospitality Trust	25	197
Highwoods Properties, Inc.	3,475	137,714
Host Hotels & Resorts, Inc.	4,342	63,523
Iron Mountain, Inc.	7,001	206,389
Lamar Advertising Co. - Class A	15,544	1,293,572
Life Storage, Inc.	464	55,397
LTC Properties, Inc.	22,302	867,771
National Health Investors, Inc.	4,314	298,399
National Storage Affiliates Trust	2,751	99,119
Newmark Group, Inc.	2,216	16,155
Omega Healthcare Investors, Inc.	4,478	162,641
Paramount Group, Inc.	22	199
Park Hotels & Resorts, Inc.	3,628	62,220
Piedmont Office Realty Trust, Inc.	15,878	257,700
PotlatchDeltic Corp.	1,491	74,580
PS Business Parks, Inc.	2,510	333,504
Public Storage	4,143	956,743
Retail Opportunity Investments Corp.	6,562	87,865
Ryman Hospitality Properties, Inc.	88	5,963
Sabra Health Care REIT, Inc.	2,023	35,140
SBA Communications Corp.	793	223,729
Service Properties Trust	17,033	195,709

The accompanying notes are an integral part of these financial statements

Page 36	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Simon Property Group, Inc.	14,325	1,221,636
Spirit MTA REIT Liquidating Trust (1)(7)	9,151	0
Tanger Factory Outlet Centers, Inc. (2)	4,113	40,965
Universal Health Realty Income Trust	29	1,864
Urstadt Biddle Properties, Inc. - Class A	809	11,431
Welltower, Inc.	4,232	273,472
		14,252,013

Utilities — 1.8%
Alliant Energy Corp.	1,725	88,889
American Water Works Co., Inc.	8,325	1,277,638
Eversource Energy	2,864	247,765
MDU Resources Group, Inc.	46,004	1,211,745
NextEra Energy, Inc.	35,113	2,708,969
NorthWestern Corp.	4,407	256,972
NRG Energy, Inc.	15,560	584,278
Public Service Enterprise Group, Inc.	22,064	1,286,331
Southwest Gas Holdings, Inc.	3,083	187,292
UGI Corp.	16,493	576,595
Vistra Corp.	10,110	198,763
WEC Energy Group, Inc.	5,304	488,127
Xcel Energy, Inc.	17,763	1,184,246
		10,297,610

Total Common Stocks (Cost $323,196,508)		458,141,444

Money Market Registered Investment Companies — 18.1%
Meeder Institutional Prime Money Market Fund, 0.08% (4)	103,857,223	103,888,380
Morgan Stanley Government Institutional Fund, 0.03% (3)	94,106	94,106
Total Money Market Registered Investment Companies (Cost $103,958,116)		103,982,486

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Bank Obligations — 0.1%
First Merchants Bank Deposit Account, 0.75%, 1/4/2021 (5)	248,088	248,088
Metro City Bank Deposit Account, 0.10%, 1/4/2021 (5)	248,220	248,220
Pacific Mercantile Bank Deposit Account, 0.10%, 1/4/2021 (5)	246,825	246,825
Total Bank Obligations (Cost $743,133)		743,133
Total Investments — 98.1% (Cost $427,897,757)		562,867,063
Other Assets less Liabilities — 1.9%		10,957,951
Total Net Assets — 100.0%		573,825,014

Trustee Deferred Compensation (6)
Meeder Balanced Fund - Retail Class	4,194	53,767
Meeder Dynamic Allocation Fund - Retail Class	10,647	142,563
Meeder Muirfield Fund - Retail Class	7,212	59,138
Meeder Conservative Allocation Fund - Retail Class	1,257	30,055
Total Trustee Deferred Compensation (Cost $235,611)		285,523

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 37

Schedule of Investments
December 31, 2020

	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	482	3/19/2021	51,352,280	832,931
Mini MSCI Emerging Markets Index Futures	223	3/19/2021	14,363,430	449,588
Russell 2000 Mini Index Futures	46	3/19/2021	4,542,040	128,519
Standard & Poors 500 Mini Futures	198	3/19/2021	37,113,120	1,082,140
E-mini Standard & Poors MidCap 400 Futures	42	3/19/2021	9,674,700	298,351
Total Futures Contracts	991		117,045,570	2,791,529

(1)	Represents non-income producing securities.
(2)	All or a portion of this security is on loan.
(3)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2020.
(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2020.
(5)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2020. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(6)	Assets of affiliates to the Muirfield Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(7)	Fair valued security deemed as Level 3 security.
(8)	Preferred stock.

The accompanying notes are an integral part of these financial statements

Page 38	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — 81.6%
Communication Services — 7.8%
Activision Blizzard, Inc.	8,171	758,677
Alphabet, Inc. - Class A (1)	1,045	1,831,509
Alphabet, Inc. - Class C (1)	1,511	2,647,091
AMC Entertainment Holdings, Inc. - Class A (2)	864	1,832
Cable One, Inc.	215	478,960
CenturyLink, Inc.	10,285	100,279
Cinemark Holdings, Inc.	529	9,210
Comcast Corp. - Class A	27,386	1,435,026
Cumulus Media, Inc. (1)	3,754	32,735
DHI Group, Inc. (1)	1,719	3,816
DISH Network Corp. (1)	1,057	34,183
Electronic Arts, Inc.	1,934	277,722
Entravision Communications Corp.	5,597	15,392
EW Scripps Co./The	96	1,468
Facebook, Inc. (1)	11,613	3,172,207
Fluent, Inc. (1)	2,081	11,050
Glu Mobile, Inc. (1)	885	7,974
Gogo, Inc. (1)	316	3,043
Gray Television, Inc. (1)	1,608	28,767
IDT Corp. - Class B (1)	388	4,796
Interpublic Group of Cos., Inc./The	7,457	175,389
Liberty TripAdvisor Holdings, Inc. (1)	518	2,248
Lions Gate Entertainment Corp. - Class A (1)	1,256	14,281
Netflix, Inc. (1)	1,785	965,203
News Corp.	2,394	43,020
Nexstar Media Group, Inc.	914	99,800
Omnicom Group, Inc.	5,143	320,769
Pinterest, Inc. - Class A (1)	1,728	113,875
Roku, Inc. - Class A (1)	638	211,829
Spotify Technology SA (1)	845	265,888
Take-Two Interactive Software, Inc. (1)	226	46,961
TechTarget, Inc. (1)	674	39,840
TEGNA, Inc.	1,525	21,274
Tribune Publishing Co.	1,171	16,043
Twitter, Inc. (1)	936	50,684
Verizon Communications, Inc.	20,424	1,199,910
WideOpenWest, Inc. (1)	501	5,346
World Wrestling Entertainment, Inc. - Class A	1,122	53,912
Yelp, Inc. (1)	182	5,946
		14,507,955

Consumer Discretionary — 10.2%
Abercrombie & Fitch Co.	118	2,402
Adient PLC (1)	61	2,121

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Amazon.com, Inc. (1)	1,594	5,191,546
American Eagle Outfitters, Inc.	105	2,107
Aramark	941	36,210
At Home Group, Inc. (1)	364	5,627
Barnes & Noble Education, Inc. (1)	1,061	4,934
Best Buy Co., Inc.	6,414	640,053
Big Lots, Inc.	248	10,647
Biglari Holdings, Inc. - Class B (1)	2	222
BorgWarner, Inc.	1,172	45,286
Boyd Gaming Corp.	709	30,430
Brinker International, Inc.	393	22,232
Buckle, Inc./The	181	5,285
Caleres, Inc.	545	8,529
Camping World Holdings, Inc.	2,926	76,222
Capri Holdings, Ltd. (1)	583	24,486
CarParts.com, Inc. (1)	3,354	41,556
Carvana Co. (1)	25	5,989
Chipotle Mexican Grill, Inc. (1)	497	689,195
Churchill Downs, Inc.	50	9,740
Container Store Group, Inc./The (1)	260	2,480
Cooper Tire & Rubber Co.	409	16,565
Core-Mark Holding Co., Inc.	77	2,261
Cracker Barrel Old Country Store, Inc.	363	47,887
Crocs, Inc. (1)	1,322	82,837
Dana, Inc.	1,277	24,927
Darden Restaurants, Inc.	618	73,616
Dave & Buster’s Entertainment, Inc.	128	3,843
Del Taco Restaurants, Inc.	80	725
Designer Brands, Inc. - Class A	716	5,477
Dillard’s, Inc. - Class A	63	3,972
Dollar Tree, Inc. (1)	1,107	119,600
Domino’s Pizza, Inc.	331	126,925
DR Horton, Inc.	4,651	320,547
Duluth Holdings, Inc. - Class B (1)	44	465
eBay, Inc.	3,078	154,670
Etsy, Inc. (1)	398	70,808
Everi Holdings, Inc. (1)	223	3,080
Extended Stay America, Inc.	6,187	91,629
Fiesta Restaurant Group, Inc. (1)	259	2,953
Fossil Group, Inc. (1)	470	4,075
Fox Factory Holding Corp. (1)	96	10,148
Franchise Group, Inc.	201	6,120
Gap, Inc./The	323	6,521
General Motors Co.	10,171	423,520
Genesco, Inc. (1)	138	4,152
GoPro, Inc. (1)	452	3,743
Greenlane Holdings, Inc. (1)	412	1,632

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 39

Schedule of Investments
December 31, 2020

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Group 1 Automotive, Inc.	131	17,179
GrowGeneration Corp. (1)	401	16,128
Guess?, Inc.	191	4,320
Hanesbrands, Inc.	1,282	18,692
Harley-Davidson, Inc.	714	26,204
Hibbett Sports, Inc. (1)	518	23,921
Houghton Mifflin Harcourt Co. (1)	523	1,742
International Game Technology PLC	1,099	18,617
Kohl’s Corp.	1,015	41,300
L Brands, Inc.	941	34,996
Lakeland Industries, Inc. (1)	905	24,661
Lands’ End, Inc. (1)	231	4,983
Las Vegas Sands Corp.	938	55,905
Lear Corp.	290	46,119
Lennar Corp. - Class A	1,296	98,794
Lovesac Co./The (1)	51	2,198
Lowe’s Cos., Inc.	11,422	1,833,345
Lululemon Athletica, Inc. (1)	541	188,284
Lumber Liquidators Holdings, Inc. (1)	492	15,124
M/I Homes, Inc. (1)	246	10,895
Malibu Boats, Inc. (1)	347	21,667
MarineMax, Inc. (1)	211	7,391
Marriott International, Inc./MD	506	66,752
McDonald’s Corp.	5,663	1,215,167
Meritage Homes Corp. (1)	377	31,223
Modine Manufacturing Co. (1)	708	8,892
Nathan’s Famous, Inc.	42	2,319
Nautilus, Inc. (1)	322	5,841
NIKE, Inc. - Class B	4,136	585,120
Nordstrom, Inc.	181	5,649
ODP Corp./The	623	18,254
OneWater Marine, Inc. (1)	865	25,163
Overstock.com, Inc. (1)	213	10,218
Penn National Gaming, Inc. (1)	791	68,319
Polaris, Inc.	291	27,726
Pool Corp.	28	10,430
PulteGroup, Inc.	10,864	468,456
Purple Innovation, Inc. (1)	87	2,866
Qurate Retail, Inc. - Class A	5,475	60,061
Red Rock Resorts, Inc.	626	15,675
Rent-A-Center, Inc./TX	4,373	167,442
Scientific Games Corp. (1)	337	13,982
Select Interior Concepts, Inc. (1)	13	93
Sleep Number Corp. (1)	166	13,589
Smith & Wesson Brands, Inc.	320	5,680
Starbucks Corp.	7,399	791,545
Sturm Ruger & Co., Inc.	30	1,952

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Tapestry, Inc.	985	30,614
Target Corp.	2,988	527,472
Tesla, Inc. (1)	3,532	2,492,426
Texas Roadhouse, Inc.	477	37,282
Thor Industries, Inc.	1,741	161,896
TopBuild Corp. (1)	140	25,771
Tupperware Brands Corp. (1)	195	6,316
Urban Outfitters, Inc. (1)	307	7,859
Vista Outdoor, Inc. (1)	76	1,806
VOXX International Corp. (1)	321	4,096
Waitr Holdings, Inc. (1)	412	1,145
Wayfair, Inc. (1)	53	11,968
Wendy’s Co./The	837	18,347
Williams-Sonoma, Inc.	246	25,053
Wingstop, Inc.	683	90,532
Winnebago Industries, Inc.	3,347	200,619
Wyndham Destinations, Inc.	2,383	106,901
Yum China Holdings, Inc.	2,966	169,329
Yum! Brands, Inc.	3,281	356,185
		18,880,493

Consumer Staples — 2.3%
Andersons, Inc./The	361	8,848
BJ’s Wholesale Club Holdings, Inc. (1)	400	14,912
Bunge, Ltd.	10,217	670,031
Conagra Brands, Inc.	3,148	114,146
Costco Wholesale Corp.	283	106,629
Darling Ingredients, Inc. (1)	5,668	326,930
Flowers Foods, Inc.	5,883	133,132
General Mills, Inc.	17,541	1,031,411
Kroger Co./The	7,807	247,950
Natural Grocers by Vitamin Cottage, Inc.	82	1,127
Nature’s Sunshine Products, Inc. (1)	247	3,693
Nu Skin Enterprises, Inc.	164	8,959
PepsiCo, Inc.	4,412	654,300
Performance Food Group Co. (1)	642	30,566
Rite Aid Corp. (1)	346	5,477
SpartanNash Co.	495	8,618
Tyson Foods, Inc.	1,483	95,565
United Natural Foods, Inc. (1)	404	6,452
Walgreens Boots Alliance, Inc.	385	15,354
Walmart, Inc.	5,951	857,837
		4,341,937

Energy — 0.7%
Antero Resources Corp. (1)	2,755	15,015
Apache Corp.	1,130	16,035

The accompanying notes are an integral part of these financial statements

Page 40	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Archrock, Inc.	1,641	14,211
Ardmore Shipping Corp.	2,318	7,580
Aspen Aerogels, Inc. (1)	802	13,385
Bonanza Creek Energy, Inc. (1)	584	11,289
Cabot Oil & Gas Corp.	1,772	28,848
Cactus, Inc. - Class A	1,144	29,824
Centennial Resource Development, Inc./DE - Class A (1)	2,480	3,720
Chaparral Energy, Inc. A Warrants (1)(7)	1	0
Chaparral Energy, Inc. B Warrants (1)(7)	1	0
Chesapeake Energy Corp. (1)	197	299
Cimarex Energy Co.	2,046	76,745
Clean Energy Fuels Corp. (1)	1,859	14,612
CNX Resources Corp. (1)	987	10,660
Concho Resources, Inc.	1,678	97,911
ConocoPhillips	5,758	230,262
CONSOL Energy, Inc. (1)	474	3,418
Contango Oil & Gas Co. (1)	1,528	3,499
Continental Resources, Inc./OK	644	10,497
Delek US Holdings, Inc.	328	5,271
DHT Holdings, Inc.	584	3,054
Diamondback Energy, Inc.	394	19,070
DMC Global, Inc.	12	519
Earthstone Energy, Inc. - Class A (1)	611	3,257
EOG Resources, Inc.	3,340	166,566
EQT Corp.	1,852	23,539
Exterran Corp. (1)	230	1,017
Extraction Oil & Gas, Inc. (1)	1,049	30
Frank’s International NV (1)	734	2,011
Golar LNG, Ltd.	319	3,075
Hess Corp.	644	33,997
International Seaways, Inc.	423	6,908
ION Geophysical Corp. (1)	2,321	5,640
Laredo Petroleum, Inc. (1)	702	13,829
Liberty Oilfield Services, Inc. - Class A	1,305	13,455
Marathon Oil Corp.	11,014	73,463
Matador Resources Co. (1)	987	11,903
Nabors Industries, Ltd.	159	9,259
NextDecade Corp. (1)	423	884
NexTier Oilfield Solutions, Inc. (1)	4,037	13,887
Nine Energy Service, Inc. (1)	1,098	2,987
Nordic American Tankers, Ltd.	1,435	4,233
NOV, Inc. (1)	1,743	23,931
Oasis Petroleum, Inc. Warrants (1)(7)	7	0
Oceaneering International, Inc. (1)	1,457	11,583
Overseas Shipholding Group, Inc. (1)	720	1,541
Parsley Energy, Inc.	1,258	17,864

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Patterson-UTI Energy, Inc.	315	1,657
PDC Energy, Inc. (1)	981	20,140
Peabody Energy Corp.	1,910	4,603
Penn Virginia Corp. (1)	34	345
Phillips 66	302	21,122
Pioneer Natural Resources Co.	814	92,706
ProPetro Holding Corp. (1)	3,917	28,947
Range Resources Corp.	1,372	9,192
Renewable Energy Group, Inc. (1)	274	19,405
Schlumberger NV	2,004	43,747
Scorpio Tankers, Inc.	378	4,230
SilverBow Resources, Inc. (1)	448	2,379
Southwestern Energy Co. (1)	4,016	11,968
Talos Energy, Inc. (1)	255	2,101
Teekay Corp. (1)	1,555	3,343
W&T Offshore, Inc. (1)	2,465	5,349
Whiting Petroleum Corp. (1)	80	2,000
Whiting Petroleum Corporation A Warrants (1)(2)	47	82
Whiting Petroleum Corporation B Warrants (1)(2)	23	44
World Fuel Services Corp.	1,244	38,763
WPX Energy, Inc. (1)	1,626	13,252
		1,385,958

Financials — 7.0%
AGNC Investment Corp.	7,902	123,271
Ally Financial, Inc.	7,657	273,049
American Equity Investment Life Holding Co.	845	23,373
American Express Co.	1,089	131,671
Ameriprise Financial, Inc.	581	112,906
Ameris Bancorp	1,816	69,135
Artisan Partners Asset Management, Inc. - Class A	2,120	106,721
Associated Banc-Corp	6,299	107,398
Axos Financial, Inc. (1)	671	25,183
BancorpSouth Bank	1,808	49,612
Bank of America Corp.	38,600	1,169,966
Bank of Commerce Holdings	1,918	18,988
Bank of NT Butterfield & Son, Ltd./The	888	27,670
BankUnited, Inc.	2,026	70,464
Bar Harbor Bankshares	152	3,434
Berkshire Hathaway, Inc. - Class B (1)	11,904	2,760,180
Capital Bancorp, Inc. (1)	1,243	17,315
Capstead Mortgage Corp.	511	2,969
Chimera Investment Corp.	144	1,476

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 41

Schedule of Investments
December 31, 2020

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Citigroup, Inc.	5,521	340,425
Citizens Financial Group, Inc.	3,625	129,630
Civista Bancshares, Inc.	1,856	32,536
CNO Financial Group, Inc.	1,271	28,254
Coastal Financial Corp./WA (1)	143	3,003
Columbia Banking System, Inc.	91	3,267
Comerica, Inc.	133	7,429
Crawford & Co. - Class B	890	6,408
Curo Group Holdings Corp.	3,891	55,758
Customers Bancorp, Inc. (1)	1,235	22,452
East West Bancorp, Inc.	1,807	91,633
Eaton Vance Corp.	861	58,488
Ellington Residential Mortgage REIT	2,219	28,936
Enova International, Inc. (1)	925	22,912
Esquire Financial Holdings, Inc. (1)	283	5,431
Evercore, Inc. - Class A	286	31,357
Farmers National Banc Corp.	259	3,437
Fifth Third Bancorp	10,124	279,119
First Business Financial Services, Inc.	1,414	26,032
First Choice Bancorp	157	2,903
First Citizens BancShares, Inc./NC - Class A	89	51,110
First Financial Bancorp	2,463	43,176
First Financial Corp./IN	1,045	40,598
First Foundation, Inc.	206	4,120
First Horizon Corp.	600	7,656
First Republic Bank/CA	908	133,412
FNCB Bancorp, Inc.	221	1,414
Franklin Financial Services Corp.	95	2,568
Goosehead Insurance, Inc.	234	29,194
Great Ajax Corp.	1,384	14,477
GWG Holdings, Inc. (1)(2)	935	6,536
Hartford Financial Services Group, Inc./The	1,350	66,123
HBT Financial, Inc.	3,805	57,646
Heartland Financial USA, Inc.	1,029	41,541
Hilltop Holdings, Inc.	2,684	73,837
Houlihan Lokey, Inc. - Class A	1,846	124,107
Huntington Bancshares, Inc./OH	3,500	44,205
Independent Bank Corp./MI	63	1,164
Invesco, Ltd.	114	1,987
Investors Title Co.	43	6,579
James River Group Holdings, Ltd.	712	34,995
JPMorgan Chase & Co.	7,660	973,356
KeyCorp	2,158	35,413
Kinsale Capital Group, Inc.	529	105,869
Lakeland Financial Corp.	52	2,786
LendingClub Corp. (1)	295	3,115
M&T Bank Corp.	329	41,882

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Mackinac Financial Corp.	1,005	12,824
Meta Financial Group, Inc.	289	10,566
MetLife, Inc.	1,496	70,237
Metrocity Bankshares, Inc.	391	5,638
Mid Penn Bancorp, Inc.	74	1,621
MMA Capital Holdings, Inc. (1)	697	17,146
Morgan Stanley	7,022	481,218
Mr Cooper Group, Inc. (1)	1,593	49,431
MVB Financial Corp.	1,668	37,830
NewStar Financial Contingent Value Rights (1)(7)	95	0
Northrim BanCorp, Inc.	1,376	46,715
OneMain Holdings, Inc.	1,192	57,407
OP Bancorp	662	5,097
Oppenheimer Holdings, Inc.	1,655	52,017
PennyMac Financial Services, Inc.	1,580	103,680
PennyMac Mortgage Investment Trust	260	4,573
People’s United Financial, Inc.	1,827	23,623
Pinnacle Financial Partners, Inc.	61	3,928
PJT Partners, Inc.	1,297	97,599
PNC Financial Services Group, Inc./The	1,605	239,145
Premier Financial Bancorp, Inc.	677	8,997
Progressive Corp./The	9,026	892,491
ProSight Global, Inc. (1)	8	103
Prudential Financial, Inc.	1,925	150,285
Pzena Investment Management, Inc. - Class A	3,069	22,404
QCR Holdings, Inc.	625	24,744
RBB Bancorp	4,073	62,643
Ready Capital Corp.	1,775	22,099
Regions Financial Corp.	12,340	198,921
SB Financial Group, Inc.	568	10,383
Shore Bancshares, Inc.	1,196	17,462
Siebert Financial Corp. (1)	214	899
Signature Bank/New York NY	513	69,404
Silvercrest Asset Management Group, Inc.	233	3,236
Simmons First National Corp.	253	5,462
SLM Corp.	2,151	26,651
South State Corp.	154	11,134
State Street Corp.	2,447	178,093
Stewart Information Services Corp.	2,427	117,370
StoneX Group, Inc. (1)	279	16,154
Summit Financial Group, Inc.	224	4,946
SVB Financial Group (1)	390	151,254
Synchrony Financial	14,195	492,708
Synovus Financial Corp.	395	12,786
Triumph Bancorp, Inc. (1)	85	4,127

The accompanying notes are an integral part of these financial statements

Page 42	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Truist Financial Corp.	7,638	366,089
UMB Financial Corp.	1,117	77,062
United Community Banks, Inc./GA	1,595	45,362
Unum Group	5,847	134,130
Valley National Bancorp	2,764	26,949
Veritex Holdings, Inc.	972	24,942
Virtu Financial, Inc.	2,134	53,713
Virtus Investment Partners, Inc.	335	72,695
Walker & Dunlop, Inc.	253	23,281
Wells Fargo & Co.	1,504	45,391
Western Alliance Bancorp	1,264	75,777
		12,993,499

Healthcare — 15.8%
89bio, Inc. (1)	37	902
Abbott Laboratories	4,724	517,231
AbbVie, Inc.	13,025	1,395,629
Affimed NV (1)	1,150	6,693
Agilent Technologies, Inc.	2,495	295,633
Akebia Therapeutics, Inc. (1)	655	1,834
Akero Therapeutics, Inc. (1)	22	568
Albireo Pharma, Inc. (1)	41	1,538
Alexion Pharmaceuticals, Inc. (1)	2,313	361,383
Align Technology, Inc. (1)	393	210,011
Alkermes PLC (1)	882	17,596
Allakos, Inc. (1)	157	21,980
Allscripts Healthcare Solutions, Inc. (1)	632	9,126
Alnylam Pharmaceuticals, Inc. (1)	558	72,523
Amedisys, Inc. (1)	15	4,400
Amgen, Inc.	4,678	1,075,566
Amicus Therapeutics, Inc. (1)	222	5,126
Amneal Pharmaceuticals, Inc. - Class A (1)	2,196	10,036
Anthem, Inc.	816	262,009
Apellis Pharmaceuticals, Inc. (1)	345	19,734
Applied Therapeutics, Inc. (1)	43	946
Arcturus Therapeutics Holdings, Inc. (1)	127	5,509
Arcutis Biotherapeutics, Inc. (1)	160	4,501
Arena Pharmaceuticals, Inc. (1)	422	32,422
Arrowhead Pharmaceuticals, Inc. (1)	441	33,838
Assembly Biosciences, Inc. (1)	51	309
Atara Biotherapeutics, Inc. (1)	310	6,085
Avantor, Inc. (1)	1,346	37,890
Axsome Therapeutics, Inc. (1)	74	6,029
Baxter International, Inc.	429	34,423
Beam Therapeutics, Inc. (1)	260	21,226
Becton Dickinson and Co.	1	250
Beyondspring, Inc. (1)	221	2,696

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
BioDelivery Sciences International, Inc. (1)	1,345	5,649
Bio-Rad Laboratories, Inc. (1)	160	93,270
Bio-Techne Corp.	575	182,591
Bioxcel Therapeutics, Inc. (1)	1,345	62,139
Blueprint Medicines Corp. (1)	326	36,561
Bridgebio Pharma, Inc. (1)	226	16,071
Bristol-Myers Squibb Co.	16,365	1,015,121
Calyxt, Inc. (1)	26	110
Cardinal Health, Inc.	9,562	512,141
CareDx, Inc. (1)	338	24,488
CASI Pharmaceuticals, Inc. (1)	1,242	3,664
Castle Biosciences, Inc. (1)	3	201
Catalent, Inc. (1)	1,473	153,295
Catalyst Pharmaceuticals, Inc. (1)	2,184	7,295
Centene Corp. (1)	3,317	199,120
Centogene NV (1)	120	1,294
Cerecor, Inc. (1)	1,799	4,749
Cerner Corp.	9,319	731,355
Charles River Laboratories International, Inc. (1)	499	124,680
Checkpoint Therapeutics, Inc. (1)	915	2,425
Chemed Corp.	250	133,153
ChemoCentryx, Inc. (1)	532	32,941
Co-Diagnostics, Inc. (1)	182	1,693
Community Health Systems, Inc. (1)	1,040	7,727
Computer Programs and Systems, Inc.	797	21,391
Concert Pharmaceuticals, Inc. (1)	24	303
Constellation Pharmaceuticals, Inc. (1)	131	3,773
Corcept Therapeutics, Inc. (1)	181	4,735
Corvus Pharmaceuticals, Inc. (1)	645	2,296
Cross Country Healthcare, Inc. (1)	166	1,472
CVS Health Corp.	6,274	428,514
Cymabay Therapeutics, Inc. (1)	1,196	6,865
Danaher Corp.	2,331	517,808
Deciphera Pharmaceuticals, Inc. (1)	92	5,250
Denali Therapeutics, Inc. (1)	275	23,034
DENTSPLY SIRONA, Inc.	1,152	60,319
Editas Medicine, Inc. (1)	311	21,804
Edwards Lifesciences Corp. (1)	864	78,823
Eidos Therapeutics, Inc. (1)	66	8,684
Elanco Animal Health, Inc. Contingent Value Rights (1)(7)	2,012	0
Eli Lilly and Co.	4,192	707,777
Eloxx Pharmaceuticals, Inc. (1)	481	1,914
Emergent BioSolutions, Inc. (1)	694	62,182
Endo International PLC (1)	3,626	26,035
Ensign Group, Inc./The	299	21,803

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 43

Schedule of Investments
December 31, 2020

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Evelo Biosciences, Inc. (1)	297	3,591
Exact Sciences Corp. (1)	633	83,866
Exelixis, Inc. (1)	2,522	50,617
Fate Therapeutics, Inc. (1)	377	34,281
Five Prime Therapeutics, Inc. (1)	284	4,831
Five Star Senior Living, Inc. (1)	1,043	7,197
Fulgent Genetics, Inc. (1)	66	3,439
Gilead Sciences, Inc.	8,279	482,335
Globus Medical, Inc. (1)	428	27,914
HCA Healthcare, Inc.	1,029	169,229
Hill-Rom Holdings, Inc.	1,919	188,004
Hologic, Inc. (1)	1,412	102,836
Horizon Therapeutics Plc (1)	5,689	416,150
Humana, Inc.	907	372,115
ICU Medical, Inc. (1)	4	858
Idera Pharmaceuticals, Inc. (1)	2,510	9,212
IDEXX Laboratories, Inc. (1)	74	36,990
IGM Biosciences, Inc. (1)	32	2,825
Illumina, Inc. (1)	322	119,140
ImmunoGen, Inc. (1)	1,338	8,630
InfuSystem Holdings, Inc. (1)	1,886	35,419
Inogen, Inc. (1)	183	8,176
Inovio Pharmaceuticals, Inc. (1)	567	5,018
Insmed, Inc. (1)	435	14,481
Insulet Corp. (1)	169	43,201
Intellia Therapeutics, Inc. (1)	393	21,379
Intersect ENT, Inc. (1)	332	7,603
Invitae Corp. (1)	495	20,696
Iovance Biotherapeutics, Inc. (1)	833	38,651
iRhythm Technologies, Inc. (1)	107	25,381
Ironwood Pharmaceuticals, Inc. (1)	1,332	15,171
Johnson & Johnson	22,348	3,517,128
Jounce Therapeutics, Inc. (1)	358	2,506
Karuna Therapeutics, Inc. (1)	3	305
Kodiak Sciences, Inc. (1)	193	28,354
Kura Oncology, Inc. (1)	698	22,797
LHC Group, Inc. (1)	50	10,666
Lumos Pharma, Inc. (1)	119	4,249
MacroGenics, Inc. (1)	447	10,218
Mallinckrodt PLC (1)	2,967	596
Marinus Pharmaceuticals, Inc. (1)	235	2,867
McKesson Corp.	1,618	281,403
Medtronic PLC	12,952	1,517,197
Merck & Co., Inc.	29,145	2,384,061
Mersana Therapeutics, Inc. (1)	2,139	56,919
Mettler-Toledo International, Inc. (1)	50	56,984
Mirati Therapeutics, Inc. (1)	217	47,662

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Moderna, Inc. (1)	2,133	222,835
Molina Healthcare, Inc. (1)	266	56,573
Myriad Genetics, Inc. (1)	396	7,831
NantKwest, Inc. (1)	664	8,851
Natera, Inc. (1)	396	39,410
National HealthCare Corp.	64	4,250
Neurocrine Biosciences, Inc. (1)	270	25,880
NextGen Healthcare, Inc. (1)	1,247	22,745
Novavax, Inc. (1)	286	31,892
Novocure, Ltd. (1)	129	22,322
Ocular Therapeutix, Inc. (1)	1,319	27,303
Oncocyte Corp. (1)	905	2,163
Osmotica Pharmaceuticals PLC (1)	1,812	7,465
Otonomy, Inc. (1)	2,774	17,948
Owens & Minor, Inc.	734	19,855
Pacific Biosciences of California, Inc. (1)	1,045	27,107
PerkinElmer, Inc.	621	89,114
Perrigo Co. PLC	3,660	163,675
Pfizer, Inc.	32,875	1,210,129
PRA Health Sciences, Inc. (1)	550	68,992
Precigen, Inc. (1)(2)	620	6,324
Quest Diagnostics, Inc.	42	5,005
Quidel Corp. (1)	137	24,612
Regeneron Pharmaceuticals, Inc. (1)	1,345	649,783
Replimune Group, Inc. (1)	237	9,042
ResMed, Inc.	409	86,937
REVOLUTION Medicines, Inc. (1)	177	7,007
Rhythm Pharmaceuticals, Inc. (1)	684	20,335
Rigel Pharmaceuticals, Inc. (1)	1,848	6,468
Rocket Pharmaceuticals, Inc. (1)	249	13,655
Sangamo Therapeutics, Inc. (1)	779	12,156
Scholar Rock Holding Corp. (1)	109	5,290
Seagen, Inc. (1)	670	117,344
Seres Therapeutics, Inc. (1)	333	8,159
Solid Biosciences, Inc. (1)	433	3,282
Sorrento Therapeutics, Inc. (1)	1,034	7,057
Spectrum Pharmaceuticals, Inc. (1)	1,247	4,252
SpringWorks Therapeutics, Inc. (1)	110	7,977
STERIS PLC	707	134,005
Stryker Corp.	2,954	723,848
Supernus Pharmaceuticals, Inc. (1)	525	13,209
Surgery Partners, Inc. (1)	168	4,874
Sutro Biopharma, Inc. (1)	252	5,471
Syros Pharmaceuticals, Inc. (1)	969	10,514
Teladoc Health, Inc. (1)	322	64,387
Tenet Healthcare Corp. (1)	788	31,465
TG Therapeutics, Inc. (1)	675	35,114

The accompanying notes are an integral part of these financial statements

Page 44	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Thermo Fisher Scientific, Inc.	1,774	826,294
Translate Bio, Inc. (1)	349	6,432
Travere Therapeutics, Inc. (1)	96	2,616
Turning Point Therapeutics, Inc. (1)	325	39,601
Twist Bioscience Corp. (1)	280	39,561
Ultragenyx Pharmaceutical, Inc. (1)	227	31,424
United Therapeutics Corp. (1)	1,150	174,559
UnitedHealth Group, Inc.	4,231	1,483,727
Universal Health Services, Inc. - Class B	519	71,363
Utah Medical Products, Inc.	16	1,349
Vanda Pharmaceuticals, Inc. (1)	1,314	17,266
Veeva Systems, Inc. (1)	852	231,957
Veracyte, Inc. (1)	635	31,077
Vertex Pharmaceuticals, Inc. (1)	2,471	583,996
Viatris, Inc. (1)	6,481	121,454
Viemed Healthcare, Inc. (1)	26	202
West Pharmaceutical Services, Inc.	235	66,578
Xencor, Inc. (1)	294	12,827
Zimmer Biomet Holdings, Inc.	3,184	490,623
Zoetis, Inc. - Class A	4,432	733,496
		29,195,619

Industrials — 6.4%
3M Co.	3,788	662,105
AGCO Corp.	1,048	108,038
Allegiant Travel Co.	462	87,429
Alpha Pro Tech, Ltd. (1)	506	5,642
Altra Industrial Motion Corp.	448	24,833
ArcBest Corp.	856	36,526
Arcosa, Inc.	486	26,696
Argan, Inc.	174	7,741
ASGN, Inc. (1)	224	18,711
Astec Industries, Inc.	132	7,640
Atkore International Group, Inc. (1)	1,745	71,737
Atlas Air Worldwide Holdings, Inc. (1)	45	2,454
Axon Enterprise, Inc. (1)	233	28,549
AZZ, Inc.	892	42,316
BG Staffing, Inc.	73	985
BMC Stock Holdings, Inc. (1)	925	49,654
Boise Cascade Co.	1,389	66,394
CAI International, Inc.	94	2,937
Caterpillar, Inc.	1,814	330,184
Cintas Corp.	647	228,689
Comfort Systems USA, Inc.	733	38,600
Commercial Vehicle Group, Inc. (1)	1,206	10,432
CompX International, Inc. - Class A	200	2,846
Copart, Inc. (1)	2,418	307,691

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
CoreCivic, Inc.	933	6,111
CoreLogic, Inc./United States	1,067	82,500
Covenant Logistics Group, Inc. (1)	725	10,737
CSX Corp.	1,690	153,368
Cummins, Inc.	8,661	1,966,913
Deere & Co.	887	238,647
Eaton Corp. PLC	2,186	262,626
Emerson Electric Co.	3,218	258,631
EnerSys	256	21,263
Fastenal Co.	3,296	160,944
FedEx Corp.	1,021	265,072
FuelCell Energy, Inc. (1)	262	2,927
Generac Holdings, Inc. (1)	311	70,725
General Electric Co.	6,781	73,235
GrafTech International, Ltd.	1,620	17,269
Greenbrier Cos., Inc./The	60	2,183
HEICO Corp.	294	38,926
Herc Holdings, Inc. (1)	248	16,470
Herman Miller, Inc.	421	14,230
Hertz Global Holdings, Inc. (1)	1,132	1,449
HNI Corp.	554	19,091
Huntington Ingalls Industries, Inc.	444	75,693
JB Hunt Transport Services, Inc.	166	22,684
Kelly Services, Inc. - Class A	747	15,366
Kforce, Inc.	231	9,723
Kimball International, Inc. - Class B	2,417	28,883
L B Foster Co. - Class A (1)	291	4,380
Lawson Products, Inc./DE (1)	83	4,226
Lockheed Martin Corp.	2,477	879,285
Manitowoc Co., Inc./The (1)	192	2,556
ManpowerGroup, Inc.	2,999	270,450
Matson, Inc.	625	35,606
Maxar Technologies, Inc.	419	16,169
Meritor, Inc. (1)	558	15,574
Miller Industries, Inc./TN	2,261	85,963
Moog, Inc.	908	72,004
MSC Industrial Direct Co., Inc.	3,800	320,682
Mueller Industries, Inc.	1,746	61,302
MYR Group, Inc. (1)	138	8,294
NL Industries, Inc.	1,691	8,083
Norfolk Southern Corp.	49	11,643
Old Dominion Freight Line, Inc.	973	189,910
PACCAR, Inc.	9,186	792,568
PAE, Inc. (1)	745	6,839
Parker-Hannifin Corp.	1,205	328,254
Plug Power, Inc. (1)	1,809	61,343
Primoris Services Corp.	1,690	46,661

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 45

Schedule of Investments
December 31, 2020

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Quad/Graphics, Inc. - Class A	365	1,394
Quanta Services, Inc.	8,098	583,218
Regal Beloit Corp.	1,428	175,373
Resideo Technologies, Inc. (1)	1,129	24,003
Rexnord Corp.	648	25,590
RR Donnelley & Sons Co.	3,957	8,943
Ryder System, Inc.	720	44,467
Saia, Inc. (1)	350	63,280
Shyft Group, Inc./The	544	15,439
SkyWest, Inc.	124	4,998
Steelcase, Inc.	799	10,826
Textainer Group Holdings, Ltd. (1)	856	16,418
Timken Co./The	2,200	170,192
TPI Composites, Inc. (1)	415	21,904
Triton International, Ltd./Bermuda	2,475	120,062
Tutor Perini Corp. (1)	208	2,694
Uber Technologies, Inc. (1)	3,561	181,611
United Parcel Service, Inc. - Class B	2,930	493,412
United Rentals, Inc. (1)	51	11,827
Vectrus, Inc. (1)	1,322	65,730
Veritiv Corp. (1)	377	7,838
Waste Management, Inc.	4,573	539,294
WESCO International, Inc. (1)	1,106	86,821
WESCO International, Inc. Series A Variable Preferred (8)	198	6,188
YRC Worldwide, Inc. (1)	553	2,450
		11,910,259

Information Technology — 25.1%
8x8, Inc. (1)	304	10,479
Accenture PLC - Class A	557	145,494
ACI Worldwide, Inc. (1)	1,250	48,038
Adobe, Inc. (1)	2,582	1,291,310
ADTRAN, Inc.	205	3,028
Advanced Micro Devices, Inc. (1)	5,109	468,546
Alarm.com Holdings, Inc. (1)	98	10,138
Alliance Data Systems Corp.	325	24,083
Amkor Technology, Inc.	2,819	42,511
Apple, Inc. (4)	77,412	10,271,798
Applied Materials, Inc.	7,958	686,775
Arista Networks, Inc. (1)	67	19,468
Arrow Electronics, Inc. (1)	2,715	264,170
AstroNova, Inc.	530	5,645
Autodesk, Inc. (1)	1,250	381,675
Avaya Holdings Corp. (1)	958	18,346
Avnet, Inc.	4,145	145,531
Bill.com Holdings, Inc. (1)	129	17,609

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Broadcom, Inc.	1,945	851,618
CACI International, Inc. - Class A (1)	1,170	291,716
Cadence Design Systems, Inc. (1)	13,835	1,887,509
Calix, Inc. (1)	4,472	133,087
Cambium Networks Corp. (1)	232	5,819
CDK Global, Inc.	2,563	132,840
CDW Corp./DE	1,576	207,701
Cerence, Inc. (1)	342	34,364
ChannelAdvisor Corp. (1)	1,646	26,303
Ciena Corp. (1)	524	27,693
Cisco Systems, Inc.	20,253	906,322
Cloudera, Inc. (1)	40	556
Cloudflare, Inc. (1)	786	59,728
Cognex Corp.	540	43,354
Cognizant Technology Solutions Corp.	4,449	364,596
Concentrix Corp. (1)	967	95,443
Conduent, Inc. (1)	3,442	16,522
Corning, Inc.	4,723	170,028
Coupa Software, Inc. (1)	207	70,154
Crowdstrike Holdings, Inc. (1)	694	147,003
Diebold Nixdorf, Inc. (1)	588	6,268
Digital Turbine, Inc. (1)	1,500	84,840
DocuSign, Inc. (1)	914	203,182
Dropbox, Inc. - Class A (1)	1,149	25,496
DXC Technology Co.	2,832	72,924
Eastman Kodak Co. (1)	275	2,239
Ebix, Inc.	539	20,466
Elastic NV (1)	46	6,722
Enphase Energy, Inc. (1)	482	84,577
F5 Networks, Inc. (1)	206	36,244
Fabrinet (1)	1,103	85,582
Fastly, Inc. (1)	279	24,376
FormFactor, Inc. (1)	1	43
Fortinet, Inc. (1)	336	49,906
Hewlett Packard Enterprise Co.	4,115	48,763
HP, Inc.	24,417	600,414
HubSpot, Inc. (1)	176	69,773
II-VI, Inc. (1)	308	23,396
Information Services Group, Inc. (1)	3,086	10,122
Insight Enterprises, Inc. (1)	261	19,859
Intel Corp.	23,006	1,146,159
Intevac, Inc. (1)	316	2,278
Intuit, Inc.	6,089	2,312,907
Jabil, Inc.	3,864	164,336
KBR, Inc.	1,100	34,023
Kimball Electronics, Inc. (1)	750	11,993
KLA Corp.	1,701	440,406

The accompanying notes are an integral part of these financial statements

Page 46	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Lam Research Corp.	1,140	538,388
Littelfuse, Inc.	21	5,348
Mastercard, Inc.	2,736	976,588
Maxim Integrated Products, Inc.	775	68,704
Methode Electronics, Inc.	211	8,077
Microchip Technology, Inc.	66	9,115
Micron Technology, Inc. (1)	3,081	231,630
Microsoft Corp.	38,945	8,662,147
MicroStrategy, Inc. (1)	417	162,025
MKS Instruments, Inc.	431	64,844
MoneyGram International, Inc. (1)	993	5,427
Monolithic Power Systems, Inc.	60	21,974
NCR Corp. (1)	999	37,532
NETGEAR, Inc. (1)	130	5,282
NIC, Inc.	24	620
NortonLifeLock, Inc.	7,276	151,195
NVIDIA Corp.	2,446	1,277,301
ON Semiconductor Corp. (1)	271	8,870
Oracle Corp.	15,975	1,033,423
PagerDuty, Inc. (1)	175	7,298
Palo Alto Networks, Inc. (1)	118	41,936
Paycom Software, Inc. (1)	224	101,304
Photronics, Inc. (1)	3,361	37,509
Plantronics, Inc.	216	5,838
Priority Technology Holdings, Inc. (1)	739	5,203
Progress Software Corp.	1,823	82,381
Qorvo, Inc. (1)	778	129,358
QUALCOMM, Inc.	9,926	1,512,127
Rimini Street, Inc. (1)	790	3,500
RingCentral, Inc. - Class A (1)	199	75,415
salesforce.com, Inc. (1)	3,562	792,652
Sanmina Corp. (1)	1,208	38,523
Skyworks Solutions, Inc.	1,283	196,145
Slack Technologies, Inc. - Class A (1)	156	6,589
Smartsheet, Inc. (1)	225	15,590
SPS Commerce, Inc. (1)	950	103,161
Square, Inc. - Class A (1)	1,739	378,476
SS&C Technologies Holdings, Inc.	13,107	953,534
StarTek, Inc. (1)	410	3,083
StoneCo, Ltd. (1)	688	57,737
Sykes Enterprises, Inc. (1)	808	30,437
SYNNEX Corp.	1,425	116,052
Tenable Holdings, Inc. (1)	1,065	55,657
Teradyne, Inc.	1,994	239,061
Texas Instruments, Inc.	3,937	646,180
Trade Desk, Inc./The (1)	207	165,807
Trimble, Inc. (1)	2,757	184,085

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
TTEC Holdings, Inc.	435	31,725
Twilio, Inc. - Class A (1)	602	203,777
Ultra Clean Holdings, Inc. (1)	180	5,607
Verint Systems, Inc. (1)	593	39,838
Veritone, Inc. (1)	141	4,011
VirnetX Holding Corp.	2,266	11,421
Visa, Inc.	4,641	1,015,126
Vishay Intertechnology, Inc.	2,050	42,456
Vontier Corp. (1)	338	11,289
Xerox Holdings Corp.	5,936	137,656
Xilinx, Inc.	1,239	175,653
Xperi Holding Corp.	2,138	44,684
Zebra Technologies Corp. - Class A (1)	504	193,702
Zoom Video Communications, Inc.- Class A (1)	724	244,220
Zscaler, Inc. (1)	276	55,120
		46,383,707

Materials — 2.4%
Avery Dennison Corp.	1,729	268,185
Avient Corp.	402	16,193
Caledonia Mining Corp. PLC	834	13,244
Celanese Corp.	276	35,863
Chemours Co./The	332	8,230
Coeur Mining, Inc. (1)	729	7,545
Commercial Metals Co.	478	9,818
Corteva, Inc.	3,365	130,293
Dow, Inc.	3,156	175,158
Eastman Chemical Co.	2,760	276,773
Ferroglobe PLC Contingent Value Rights (1)(7)(9)	(2,326)	0
Freeport-McMoRan, Inc. - Class B	6,190	161,064
FutureFuel Corp.	1,446	18,364
Hawkins, Inc.	116	6,068
Huntsman Corp.	5,331	134,021
Koppers Holdings, Inc. (1)	167	5,204
Louisiana-Pacific Corp.	3,394	126,155
LyondellBasell Industries NV - Class A	1,478	135,473
Minerals Technologies, Inc.	107	6,647
Mosaic Co./The	655	15,072
Newmont Corp.	11,678	699,395
Nucor Corp.	1,665	88,561
O-I Glass, Inc.	1,524	18,136
Olin Corp.	444	10,905
Olympic Steel, Inc.	261	3,479
Packaging Corp. of America	290	39,994
PPG Industries, Inc.	2,406	346,993

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 47

Schedule of Investments
December 31, 2020

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Ramaco Resources, Inc. (1)	996	2,868
Rayonier Advanced Materials, Inc. (1)	879	5,731
Reliance Steel & Aluminum Co.	2,359	282,490
Royal Gold, Inc.	117	12,444
Ryerson Holding Corp. (1)	729	9,944
Scotts Miracle-Gro Co./The	3,425	682,055
Sherwin-Williams Co./The	602	442,416
Steel Dynamics, Inc.	1,526	56,264
Stepan Co.	876	104,524
SunCoke Energy, Inc.	1,442	6,273
Tredegar Corp.	1,414	23,614
Trinseo SA	126	6,452
Tronox Holdings PLC	1,113	16,272
United States Lime & Minerals, Inc.	243	27,702
Westlake Chemical Corp.	519	42,350
Westrock Co.	778	33,866
		4,512,098

Real Estate Investment Trust — 2.6%
Altisource Portfolio Solutions SA (1)	1,218	15,688
American Homes 4 Rent - Class A	3,301	99,030
American Tower Corp.	3,228	724,557
CareTrust REIT, Inc.	863	19,141
CatchMark Timber Trust, Inc.	5,866	54,906
Clipper Realty, Inc.	2,259	15,926
Columbia Property Trust, Inc.	2,155	30,903
CorEnergy Infrastructure Trust, Inc.	1,477	10,117
CorePoint Lodging, Inc.	283	1,947
Corporate Office Properties Trust	2,587	67,469
CubeSmart	7,290	245,017
CyrusOne, Inc.	305	22,311
DiamondRock Hospitality Co.	680	5,610
Diversified Healthcare Trust	2,608	10,745
EastGroup Properties, Inc.	339	46,802
Equinix, Inc.	502	358,518
Essex Property Trust, Inc.	562	133,430
Extra Space Storage, Inc.	3,204	371,215
Gaming and Leisure Properties, Inc.	33	1,399
GEO Group, Inc./The	1,082	9,587
Healthcare Realty Trust, Inc.	9,436	279,306
Healthcare Trust of America, Inc. - Class A	5,604	154,334
Host Hotels & Resorts, Inc.	1,662	24,315

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Iron Mountain, Inc.	342	10,082
Lamar Advertising Co. - Class A	3,905	324,974
Life Storage, Inc.	168	20,058
LTC Properties, Inc.	1,573	61,205
Maui Land & Pineapple Co., Inc. (1)	559	6,445
National Health Investors, Inc.	1,489	102,994
National Storage Affiliates Trust	67	2,414
New Senior Investment Group, Inc.	328	1,699
Newmark Group, Inc.	1,327	9,674
Omega Healthcare Investors, Inc.	1,926	69,952
Park Hotels & Resorts, Inc.	1,790	30,699
Piedmont Office Realty Trust, Inc.	7,550	122,537
PotlatchDeltic Corp.	593	29,662
PS Business Parks, Inc.	1,163	154,528
Public Storage	1,697	391,888
Rafael Holdings, Inc. - Class B (1)	1,213	28,287
Realogy Holdings Corp. (1)	510	6,691
Retail Opportunity Investments Corp.	2,070	27,717
Retail Properties of America, Inc. - Class A	1,969	16,855
Ryman Hospitality Properties, Inc.	76	5,150
Sabra Health Care REIT, Inc.	1,370	23,797
SBA Communications Corp.	453	127,805
Service Properties Trust	4,217	48,453
Simon Property Group, Inc.	3,264	278,354
Tanger Factory Outlet Centers, Inc. (2)	1,609	16,026
Trinity Place Holdings, Inc. (1)	3,358	4,198
Urstadt Biddle Properties, Inc. - Class A	103	1,455
Welltower, Inc.	1,548	100,032
		4,725,904
Utilities — 1.3%
American Water Works Co., Inc.	2,362	362,496
Atlantic Power Corp. (1)	8,848	18,581
MDU Resources Group, Inc.	4,942	130,172
NextEra Energy, Inc.	9,189	708,931
Public Service Enterprise Group, Inc.	6,270	365,541
UGI Corp.	2,014	70,409
Vistra Corp.	4,696	92,323
WEC Energy Group, Inc.	1,570	144,487
Xcel Energy, Inc.	6,664	444,276
		2,337,216

Total Common Stocks - Long (Cost $107,992,193)		151,174,645

The accompanying notes are an integral part of these financial statements

Page 48	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Money Market Registered Investment Companies — 15.8%
Meeder Institutional Prime Money Market Fund, 0.08% (5)	29,275,431	29,284,214
Morgan Stanley Government Institutional Fund, 0.03% (3)	22,605	22,605
Total Money Market Registered Investment Companies (Cost $29,298,014)		29,306,819
Total Investments - Long — 97.4% (Cost $137,290,207)		180,481,464
Other Assets less Liabilities — 2.6%		4,797,089
Total Net Assets — 100.0%		185,278,553

Trustee Deferred Compensation (6)
Meeder Balanced Fund - Retail Class	540	6,923
Meeder Dynamic Allocation Fund - Retail Class	1,273	17,045
Meeder Muirfield Fund - Retail Class	1,558	12,776
Meeder Conservative Allocation Fund - Retail Class	169	4,041
Total Trustee Deferred Compensation (Cost $35,882)		40,785

	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	155	3/19/2021	16,513,700	268,851
Mini MSCI Emerging Markets Index Futures	72	3/19/2021	4,637,520	145,158
Russell 2000 Mini Index Futures	11	3/19/2021	1,086,140	35,377
Standard & Poors 500 Mini Futures	50	3/19/2021	9,372,000	273,268
E-mini Standard & Poors MidCap 400 Futures	11	3/19/2021	2,533,850	78,139
Total Futures Contracts	299		34,143,210	800,793

(1)	Represents non-income producing securities.
(2)	All or a portion of the security is on loan.

(3)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2020.
(4)	All or a portion of the security is held as collateral for securities sold short. The total fair value of this collateral on December 31, 2020 was $8,536,213.
(5)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2020.
(6)	Assets of affiliates to the Spectrum Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(7)	Fair valued security deemed as Level 3 security.
(8)	Preferred stock.
(9)	Short security.

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 49

Schedule of Investments
December 31, 2020

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 39.9%
Communication Services — 4.3%
Activision Blizzard, Inc.	1,356	125,905
Alphabet, Inc. - Class A (1)	94	164,748
Alphabet, Inc. - Class C (1)	213	373,150
AMC Entertainment Holdings, Inc. - Class A (2)	106	225
Cable One, Inc.	1	2,228
Cinemark Holdings, Inc.	62	1,079
Comcast Corp. - Class A	3,388	177,531
Cumulus Media, Inc. (1)	93	811
DISH Network Corp. (1)	124	4,010
Electronic Arts, Inc.	506	72,662
EW Scripps Co./The	17	260
Facebook, Inc. (1)	1,412	385,702
Fluent, Inc. (1)	29	154
Frontier Communications Corp. (1)	547	49
Glu Mobile, Inc. (1)	167	1,505
Gogo, Inc. (1)	43	414
Gray Television, Inc. (1)	217	3,882
IDT Corp. - Class B (1)	48	593
Interpublic Group of Cos., Inc./The	3,842	90,364
Lee Enterprises, Inc. (1)	235	296
Liberty TripAdvisor Holdings, Inc. (1)	84	365
Lions Gate Entertainment Corp. - Class A (1)	183	2,081
Meredith Corp.	12	230
Netflix, Inc. (1)	211	114,094
News Corp.	266	4,780
Nexstar Media Group, Inc.	127	13,867
Omnicom Group, Inc.	1,999	124,678
Pinterest, Inc. - Class A (1)	217	14,300
Roku, Inc. - Class A (1)	75	24,902
Spotify Technology SA (1)	92	28,949
Take-Two Interactive Software, Inc. (1)	62	12,883
TechTarget, Inc. (1)	98	5,793
TEGNA, Inc.	196	2,734
Telephone and Data Systems, Inc.	207	3,844
Tribune Publishing Co.	13	178
Twitter, Inc. (1)	119	6,444
Verizon Communications, Inc.	3,385	198,869
World Wrestling Entertainment, Inc. - Class A	122	5,862
Yelp, Inc. (1)	33	1,078
		1,971,499

Consumer Discretionary — 5.1%
Adient PLC (1)	12	417
Amazon.com, Inc. (1)	199	648,129

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
American Public Education, Inc. (1)	2	61
Aramark	106	4,079
At Home Group, Inc. (1)	37	572
Best Buy Co., Inc.	723	72,148
Big Lots, Inc.	22	944
BorgWarner, Inc.	115	4,444
Boyd Gaming Corp.	66	2,833
Brinker International, Inc.	48	2,715
Buckle, Inc./The	25	730
Caleres, Inc.	64	1,002
Camping World Holdings, Inc.	188	4,897
Capri Holdings, Ltd. (1)	80	3,360
CarParts.com, Inc. (1)	292	3,618
Carvana Co. (1)	4	958
Chipotle Mexican Grill, Inc. (1)	67	92,910
Churchill Downs, Inc.	12	2,337
Container Store Group, Inc./The (1)	25	239
Cooper Tire & Rubber Co.	32	1,296
Cracker Barrel Old Country Store, Inc.	62	8,179
Crocs, Inc. (1)	209	13,096
Dana, Inc.	142	2,772
Darden Restaurants, Inc.	98	11,674
Dave & Buster’s Entertainment, Inc.	15	450
Del Taco Restaurants, Inc.	36	326
Designer Brands, Inc. - Class A	84	643
Dillard’s, Inc. - Class A	7	441
Dollar General Corp.	100	21,030
Dollar Tree, Inc. (1)	134	14,477
Domino’s Pizza, Inc.	42	16,105
DR Horton, Inc.	624	43,006
Duluth Holdings, Inc. - Class B (1)	4	42
eBay, Inc.	417	20,954
Etsy, Inc. (1)	55	9,785
Everi Holdings, Inc. (1)	23	318
Extended Stay America, Inc.	228	3,377
Fiesta Restaurant Group, Inc. (1)	35	399
Fossil Group, Inc. (1)	51	442
Fox Factory Holding Corp. (1)	13	1,374
Franchise Group, Inc.	19	579
Gap, Inc./The	11	222
General Motors Co.	1,317	54,840
Genesco, Inc. (1)	15	451
GoPro, Inc. (1)	23	190
Greenlane Holdings, Inc. (1)	49	194
Group 1 Automotive, Inc.	15	1,967
GrowGeneration Corp. (1)	37	1,488
Guess?, Inc.	26	588

The accompanying notes are an integral part of these financial statements

Page 50	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Hanesbrands, Inc.	143	2,085
Harley-Davidson, Inc.	128	4,698
Hibbett Sports, Inc. (1)	62	2,863
Houghton Mifflin Harcourt Co. (1)	73	243
International Game Technology PLC	129	2,185
Kohl’s Corp.	92	3,743
L Brands, Inc.	122	4,537
Lakeland Industries, Inc. (1)	126	3,434
Lands’ End, Inc. (1)	24	518
Las Vegas Sands Corp.	129	7,688
Lear Corp.	34	5,407
Lennar Corp. - Class A	131	9,986
Lovesac Co./The (1)	5	215
Lowe’s Cos., Inc.	1,091	175,116
Lululemon Athletica, Inc. (1)	67	23,318
Lumber Liquidators Holdings, Inc. (1)	47	1,445
M/I Homes, Inc. (1)	70	3,100
Malibu Boats, Inc. (1)	35	2,185
MarineMax, Inc. (1)	6	210
Marriott International, Inc./MD	8	1,055
McDonald’s Corp.	723	155,141
Meritage Homes Corp. (1)	81	6,708
MGM Resorts International	27	851
Modine Manufacturing Co. (1)	77	967
Nautilus, Inc. (1)	40	726
NIKE, Inc. - Class B	545	77,101
Nordstrom, Inc.	18	562
ODP Corp./The	70	2,051
OneWater Marine, Inc. (1)	11	320
Overstock.com, Inc. (1)	24	1,151
Party City Holdco, Inc. (1)	69	424
Penn National Gaming, Inc. (1)	93	8,032
Polaris, Inc.	33	3,144
Pool Corp.	19	7,078
PulteGroup, Inc.	1,435	61,877
Purple Innovation, Inc. (1)	42	1,383
Qurate Retail, Inc. - Class A	480	5,266
Red Rock Resorts, Inc.	74	1,853
Rent-A-Center, Inc./TX	1,141	43,689
Scientific Games Corp. (1)	46	1,909
Sleep Number Corp. (1)	19	1,555
Sonic Automotive, Inc.	88	3,394
Starbucks Corp.	894	95,640
Sturm Ruger & Co., Inc.	20	1,301
Tapestry, Inc.	64	1,989
Target Corp.	363	64,080
Tesla, Inc. (1)	398	280,857

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Texas Roadhouse, Inc.	62	4,846
Thor Industries, Inc.	220	20,458
Tilly’s, Inc. - Class A	34	277
TopBuild Corp. (1)	10	1,841
Town Sports International Holdings, Inc. (1)	378	95
Tractor Supply Co.	5	703
Tupperware Brands Corp. (1)	24	777
Urban Outfitters, Inc. (1)	31	794
VOXX International Corp. (1)	44	561
Waitr Holdings, Inc. (1)	53	147
Wayfair, Inc. (1)	8	1,806
Wendy’s Co./The	106	2,324
Williams-Sonoma, Inc.	36	3,666
Wingstop, Inc.	73	9,676
Winnebago Industries, Inc.	516	30,929
Wyndham Destinations, Inc.	372	16,688
XPEL, Inc. (1)	20	1,031
Yum China Holdings, Inc.	256	14,615
Yum! Brands, Inc.	452	49,069
		2,320,481

Consumer Staples — 1.1%
Andersons, Inc./The	48	1,176
BJ’s Wholesale Club Holdings, Inc. (1)	45	1,678
Bunge, Ltd.	1,670	109,519
Conagra Brands, Inc.	471	17,078
Costco Wholesale Corp.	14	5,275
Darling Ingredients, Inc. (1)	617	35,589
General Mills, Inc.	1,954	114,895
Ingredion, Inc.	40	3,147
Kroger Co./The	907	28,806
Natural Grocers by Vitamin Cottage, Inc.	13	179
Nu Skin Enterprises, Inc.	33	1,803
PepsiCo, Inc.	538	79,785
Performance Food Group Co. (1)	83	3,952
Rite Aid Corp. (1)	44	697
SpartanNash Co.	65	1,132
Tyson Foods, Inc.	183	11,793
United Natural Foods, Inc. (1)	46	735
Walgreens Boots Alliance, Inc.	26	1,037
Walmart, Inc.	702	101,193
		519,469

Energy — 0.4%
Amplify Energy Corp.	338	443
Antero Resources Corp. (1)	335	1,826
Apache Corp.	126	1,788

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 51

Schedule of Investments
December 31, 2020

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Archrock, Inc.	185	1,602
Ardmore Shipping Corp.	143	468
Aspen Aerogels, Inc. (1)	122	2,036
Bonanza Creek Energy, Inc. (1)	74	1,430
Cabot Oil & Gas Corp.	291	4,737
Cactus, Inc. - Class A	141	3,676
Centennial Resource Development, Inc./DE - Class A (1)	312	468
Chesapeake Energy Corp. (1)	17	26
Cimarex Energy Co.	252	9,453
Clean Energy Fuels Corp. (1)	221	1,737
CNX Resources Corp. (1)	92	994
Concho Resources, Inc.	244	14,237
ConocoPhillips	744	29,753
CONSOL Energy, Inc. (1)	42	303
Continental Resources, Inc./OK	85	1,386
Delek US Holdings, Inc.	32	514
DHT Holdings, Inc.	174	910
Diamondback Energy, Inc.	41	1,984
DMC Global, Inc.	7	303
Dorian LPG, Ltd. (1)	13	158
Earthstone Energy, Inc. - Class A (1)	44	235
EOG Resources, Inc.	402	20,048
EQT Corp.	235	2,987
Exterran Corp. (1)	25	111
Extraction Oil & Gas, Inc. (1)	166	5
Frank’s International NV (1)	113	310
Golar LNG, Ltd.	46	443
Hess Corp.	67	3,537
International Seaways, Inc.	14	229
Laredo Petroleum, Inc. (1)	87	1,714
Liberty Oilfield Services, Inc. - Class A	188	1,938
Matador Resources Co. (1)	136	1,640
Nabors Industries, Ltd.	20	1,165
NextDecade Corp. (1)	48	100
NexTier Oilfield Solutions, Inc. (1)	189	650
Nine Energy Service, Inc. (1)	131	356
Nordic American Tankers, Ltd.	118	348
NOV, Inc. (1)	213	2,924
Oceaneering International, Inc. (1)	216	1,717
Pacific Ethanol,, Inc. (1)	1	5
Parsley Energy, Inc.	253	3,593
Patterson-UTI Energy, Inc.	82	431
PDC Energy, Inc. (1)	119	2,443
Peabody Energy Corp.	118	284
Phillips 66	74	5,176
Pioneer Natural Resources Co.	105	11,958

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
ProPetro Holding Corp. (1)	448	3,311
Range Resources Corp.	159	1,065
Renewable Energy Group, Inc. (1)	29	2,054
Schlumberger NV	180	3,929
Scorpio Tankers, Inc.	27	302
SilverBow Resources, Inc. (1)	55	292
Southwestern Energy Co. (1)	444	1,323
Superior Energy Services, Inc. (1)	47	2
Talos Energy, Inc. (1)	33	272
Teekay Corp. (1)	121	260
TETRA Technologies, Inc. (1)	91	78
W&T Offshore, Inc. (1)	311	675
Westmoreland Coal Co. (1)(7)	539	0
Whiting Petroleum Corp. (1)	10	250
Whiting Petroleum Corporation A Warrants (1)	9	16
Whiting Petroleum Corporation B Warrants (1)	7	13
World Fuel Services Corp.	147	4,581
WPX Energy, Inc. (1)	227	1,850
		164,852

Financials — 3.4%
AGNC Investment Corp.	756	11,794
Allstate Corp./The	88	9,674
Ally Financial, Inc.	878	31,309
American Equity Investment Life Holding Co.	87	2,406
American Express Co.	128	15,476
Ameriprise Financial, Inc.	77	14,963
Ameris Bancorp	223	8,490
Arbor Realty Trust, Inc.	74	1,049
Artisan Partners Asset Management, Inc. - Class A	282	14,196
Associated Banc-Corp	766	13,060
Axos Financial, Inc. (1)	69	2,590
BancorpSouth Bank	213	5,845
Bank of America Corp.	4,645	140,790
Bank of NT Butterfield & Son, Ltd./The	113	3,521
BankUnited, Inc.	236	8,208
Bar Harbor Bankshares	7	158
Berkshire Hathaway, Inc. - Class B (1)	1,431	331,806
Charles Schwab Corp./The	17	902
Chimera Investment Corp.	40	410
Citigroup, Inc.	703	43,347
Citizens Financial Group, Inc.	443	15,842
Civista Bancshares, Inc.	147	2,577

The accompanying notes are an integral part of these financial statements

Page 52	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
CNO Financial Group, Inc.	488	10,848
Columbia Banking System, Inc.	55	1,975
Comerica, Inc.	18	1,005
Cowen, Inc.	3	78
Curo Group Holdings Corp.	52	745
Customers Bancorp, Inc. (1)	131	2,382
East West Bancorp, Inc.	213	10,801
Eaton Vance Corp.	77	5,231
Elevate Credit, Inc. (1)	248	990
Ellington Residential Mortgage REIT	183	2,386
Enova International, Inc. (1)	111	2,749
Esquire Financial Holdings, Inc. (1)	8	154
Evercore, Inc. - Class A	74	8,113
Farmers National Banc Corp.	43	571
Fifth Third Bancorp	1,226	33,801
First Citizens BancShares, Inc./NC - Class A	10	5,743
First Financial Bancorp	332	5,820
First Horizon Corp.	70	893
First Interstate BancSystem, Inc.	19	775
First Republic Bank/CA	138	20,276
FNCB Bancorp, Inc.	3	19
Goosehead Insurance, Inc.	46	5,739
Great Ajax Corp.	518	5,418
Hartford Financial Services Group, Inc./The	92	4,506
HBT Financial, Inc.	64	970
Heartland Financial USA, Inc.	135	5,450
Hilltop Holdings, Inc.	277	7,620
Houlihan Lokey, Inc. - Class A	118	7,933
Huntington Bancshares, Inc./OH	358	4,522
JPMorgan Chase & Co.	948	120,462
KeyCorp	407	6,679
Kinsale Capital Group, Inc.	65	13,008
Lakeland Financial Corp.	13	697
LendingClub Corp. (1)	17	180
LPL Financial Holdings, Inc.	62	6,462
M&T Bank Corp.	33	4,201
Medley Management, Inc.	14	112
Meta Financial Group, Inc.	34	1,243
MetLife, Inc.	10	470
Metrocity Bankshares, Inc.	33	476
MMA Capital Holdings, Inc. (1)	61	1,501
Morgan Stanley	814	55,783
Mr Cooper Group, Inc. (1)	271	8,409
NewStar Financial Contingent Value Rights (1)(7)	34	0
Northrim BanCorp, Inc.	125	4,244
OneMain Holdings, Inc.	113	5,442

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Oppenheimer Holdings, Inc.	260	8,172
PennyMac Financial Services, Inc.	279	18,308
PennyMac Mortgage Investment Trust	50	880
People’s United Financial, Inc.	191	2,470
Pinnacle Financial Partners, Inc.	45	2,898
PJT Partners, Inc.	45	3,386
PNC Financial Services Group, Inc./The	198	29,502
Popular, Inc.	90	5,069
Progressive Corp./The	991	97,990
Prudential Financial, Inc.	316	24,670
Pzena Investment Management, Inc. - Class A	268	1,956
QCR Holdings, Inc.	91	3,603
RBB Bancorp	257	3,953
Ready Capital Corp.	249	3,100
Regions Financial Corp.	1,393	22,455
Sandy Spring Bancorp, Inc.	17	547
Siebert Financial Corp. (1)	33	139
Signature Bank/New York NY	65	8,794
Silvercrest Asset Management Group, Inc.	74	1,028
Simmons First National Corp.	34	734
SLM Corp.	233	2,887
South State Corp.	16	1,157
State Street Corp.	368	26,783
Stewart Information Services Corp.	407	19,683
StoneX Group, Inc. (1)	36	2,084
SVB Financial Group (1)	45	17,452
Synchrony Financial	2,215	76,883
Synovus Financial Corp.	30	971
Triumph Bancorp, Inc. (1)	5	243
Truist Financial Corp.	915	43,856
UMB Financial Corp.	115	7,934
United Community Banks, Inc./GA	198	5,631
Valley National Bancorp	390	3,803
Veritex Holdings, Inc.	2	51
Virtu Financial, Inc.	356	8,961
Virtus Investment Partners, Inc.	41	8,897
Walker & Dunlop, Inc.	175	16,104
Wells Fargo & Co.	284	8,571
Western Alliance Bancorp	147	8,813
Wins Finance Holdings, Inc. (1)	37	222
WSFS Financial Corp.	6	269
		1,566,204

Healthcare — 7.5%
89bio, Inc. (1)	5	122
Abbott Laboratories	456	49,927

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 53

Schedule of Investments
December 31, 2020

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
AbbVie, Inc.	1,907	204,335
Abeona Therapeutics, Inc. (1)	8	13
AcelRx Pharmaceuticals, Inc. (1)	414	513
Affimed NV (1)	182	1,059
AgeX Therapeutics, Inc. (1)	13	20
Agilent Technologies, Inc.	723	85,668
Akebia Therapeutics, Inc. (1)	4	11
Alexion Pharmaceuticals, Inc. (1)	293	45,778
Align Technology, Inc. (1)	50	26,719
Alkermes PLC (1)	338	6,743
Allakos, Inc. (1)	19	2,660
Allscripts Healthcare Solutions, Inc. (1)	120	1,733
Alnylam Pharmaceuticals, Inc. (1)	58	7,538
AmerisourceBergen Corp.	77	7,528
Amgen, Inc.	608	139,791
Amicus Therapeutics, Inc. (1)	43	993
Amneal Pharmaceuticals, Inc. - Class A (1)	288	1,316
Apellis Pharmaceuticals, Inc. (1)	40	2,288
Applied Therapeutics, Inc. (1)	11	242
Arcturus Therapeutics Holdings, Inc. (1)	17	737
Arcutis Biotherapeutics, Inc. (1)	21	591
Arena Pharmaceuticals, Inc. (1)	28	2,151
Arrowhead Pharmaceuticals, Inc. (1)	54	4,143
Assembly Biosciences, Inc. (1)	26	157
Assertio Holdings, Inc. (1)	530	190
Atara Biotherapeutics, Inc. (1)	40	785
Avantor, Inc. (1)	146	4,110
Axsome Therapeutics, Inc. (1)	13	1,059
Baxter International, Inc.	45	3,611
Beam Therapeutics, Inc. (1)	34	2,776
Beyondspring, Inc. (1)	3	37
BioDelivery Sciences International, Inc. (1)	595	2,499
Bio-Rad Laboratories, Inc. (1)	22	12,825
Bio-Techne Corp.	24	7,621
Bioxcel Therapeutics, Inc. (1)	33	1,525
Blueprint Medicines Corp. (1)	40	4,486
Bridgebio Pharma, Inc. (1)	27	1,920
Bristol-Myers Squibb Co.	2,289	141,987
Calyxt, Inc. (1)	9	38
Cardinal Health, Inc.	829	44,401
CareDx, Inc. (1)	46	3,333
CASI Pharmaceuticals, Inc. (1)	17	50
Castle Biosciences, Inc. (1)	21	1,410
Catalent, Inc. (1)	199	20,710
Catalyst Pharmaceuticals, Inc. (1)	308	1,029
cbdMD, Inc. (1)	7	21
Celcuity, Inc. (1)	1	9

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Centene Corp. (1)	240	14,407
Centogene NV (1)	27	291
Cerecor, Inc. (1)	100	264
Cerner Corp.	1,034	81,148
Charles River Laboratories International, Inc. (1)	51	12,743
Chemed Corp.	7	3,728
ChemoCentryx, Inc. (1)	67	4,149
Co-Diagnostics, Inc. (1)	23	214
Community Health Systems, Inc. (1)	132	981
Computer Programs and Systems, Inc.	34	913
Concert Pharmaceuticals, Inc. (1)	6	76
Conformis, Inc. (1)	10	7
Constellation Pharmaceuticals, Inc. (1)	18	518
Corcept Therapeutics, Inc. (1)	54	1,413
Cortexyme, Inc. (1)	1	28
Cross Country Healthcare, Inc. (1)	27	239
CVS Health Corp.	737	50,337
Cymabay Therapeutics, Inc. (1)	157	901
Danaher Corp.	251	55,757
Deciphera Pharmaceuticals, Inc. (1)	21	1,198
Denali Therapeutics, Inc. (1)	38	3,183
DENTSPLY SIRONA, Inc.	149	7,802
Editas Medicine, Inc. (1)	38	2,664
Edwards Lifesciences Corp. (1)	276	25,179
Eidos Therapeutics, Inc. (1)	11	1,447
Elanco Animal Health, Inc. Contingent Value Rights (1)(7)	99	0
Eli Lilly and Co.	524	88,472
Eloxx Pharmaceuticals, Inc. (1)	75	299
Emergent BioSolutions, Inc. (1)	96	8,602
Endo International PLC (1)	422	3,030
Ensign Group, Inc./The	35	2,552
Evelo Biosciences, Inc. (1)	38	459
Exact Sciences Corp. (1)	76	10,069
Exelixis, Inc. (1)	322	6,463
Fate Therapeutics, Inc. (1)	46	4,183
Five Prime Therapeutics, Inc. (1)	36	612
Fulgent Genetics, Inc. (1)	8	417
Gilead Sciences, Inc.	1,261	73,466
Globus Medical, Inc. (1)	55	3,587
HCA Healthcare, Inc.	122	20,064
Hill-Rom Holdings, Inc.	198	19,398
Hologic, Inc. (1)	50	3,642
Horizon Therapeutics Plc (1)	525	38,404
Humana, Inc.	111	45,540
ICU Medical, Inc. (1)	2	429

The accompanying notes are an integral part of these financial statements

Page 54	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
IGM Biosciences, Inc. (1)	4	353
Illumina, Inc. (1)	51	18,870
ImmunoGen, Inc. (1)	121	780
Immunovant, Inc. (1)	3	139
Inogen, Inc. (1)	20	894
Inovio Pharmaceuticals, Inc. (1)	67	593
Insmed, Inc. (1)	34	1,132
Insulet Corp. (1)	15	3,834
Intellia Therapeutics, Inc. (1)	49	2,666
Intersect ENT, Inc. (1)	12	275
Invitae Corp. (1)	57	2,383
Iovance Biotherapeutics, Inc. (1)	102	4,733
iRhythm Technologies, Inc. (1)	12	2,847
Jazz Pharmaceuticals PLC (1)	52	8,583
Johnson & Johnson	2,102	330,813
Jounce Therapeutics, Inc. (1)	24	168
Kodiak Sciences, Inc. (1)	24	3,526
Kura Oncology, Inc. (1)	86	2,809
LHC Group, Inc. (1)	5	1,067
MacroGenics, Inc. (1)	51	1,166
Mallinckrodt PLC (1)(2)	22	4
Marinus Pharmaceuticals, Inc. (1)	29	354
McKesson Corp.	173	30,088
Medtronic PLC	1,681	196,912
MEI Pharma, Inc. (1)	76	201
Merck & Co., Inc.	2,769	226,504
Mersana Therapeutics, Inc. (1)	163	4,337
Mettler-Toledo International, Inc. (1)	1	1,140
Mirati Therapeutics, Inc. (1)	25	5,491
Moderna, Inc. (1)	216	22,566
ModivCare, Inc. (1)	4	555
Molina Healthcare, Inc. (1)	14	2,978
Morphic Holding, Inc. (1)	38	1,275
Myriad Genetics, Inc. (1)	39	771
NantKwest, Inc. (1)	85	1,133
Natera, Inc. (1)	51	5,076
National HealthCare Corp.	10	664
Neurocrine Biosciences, Inc. (1)	28	2,684
NextGen Healthcare, Inc. (1)	164	2,991
Novavax, Inc. (1)	34	3,791
Novocure, Ltd. (1)	10	1,730
Ocular Therapeutix, Inc. (1)	163	3,374
Oncocyte Corp. (1)	95	227
Organogenesis Holdings, Inc. (1)	70	527
Osmotica Pharmaceuticals PLC (1)	152	626
Owens & Minor, Inc.	71	1,921
Pacific Biosciences of California, Inc. (1)	115	2,983

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Palatin Technologies, Inc. (1)	689	466
PerkinElmer, Inc.	85	12,198
Perrigo Co. PLC	540	24,149
Pfizer, Inc.	3,860	142,087
Phreesia, Inc. (1)	7	380
PolarityTE, Inc. (1)	3	2
PRA Health Sciences, Inc. (1)	29	3,638
Precigen, Inc. (1)	76	775
Quest Diagnostics, Inc.	26	3,098
Quidel Corp. (1)	3	539
Regeneron Pharmaceuticals, Inc. (1)	112	54,108
Replimune Group, Inc. (1)	19	725
ResMed, Inc.	50	10,628
REVOLUTION Medicines, Inc. (1)	21	831
Rhythm Pharmaceuticals, Inc. (1)	97	2,884
Rocket Pharmaceuticals, Inc. (1)	32	1,755
Sangamo Therapeutics, Inc. (1)	93	1,451
Scholar Rock Holding Corp. (1)	21	1,019
Seagen, Inc. (1)	93	16,288
Seres Therapeutics, Inc. (1)	41	1,005
SIGA Technologies, Inc. (1)	57	414
Simulations Plus, Inc.	68	4,891
Solid Biosciences, Inc. (1)	54	409
Sorrento Therapeutics, Inc. (1)	133	908
Spectrum Pharmaceuticals, Inc. (1)	133	454
SpringWorks Therapeutics, Inc. (1)	12	870
STERIS PLC	237	44,921
Stryker Corp.	305	74,737
Supernus Pharmaceuticals, Inc. (1)	76	1,912
Surgery Partners, Inc. (1)	22	638
Sutro Biopharma, Inc. (1)	30	651
Syros Pharmaceuticals, Inc. (1)	119	1,291
Teladoc Health, Inc. (1)	36	7,199
Tenet Healthcare Corp. (1)	100	3,993
TG Therapeutics, Inc. (1)	80	4,162
Thermo Fisher Scientific, Inc.	134	62,415
Translate Bio, Inc. (1)	46	848
Travere Therapeutics, Inc. (1)	2	55
Turning Point Therapeutics, Inc. (1)	39	4,752
Twist Bioscience Corp. (1)	32	4,521
Ultragenyx Pharmaceutical, Inc. (1)	27	3,738
United Therapeutics Corp. (1)	132	20,036
UnitedHealth Group, Inc.	534	187,263
Universal Health Services, Inc. - Class B	81	11,138
Vanda Pharmaceuticals, Inc. (1)	157	2,063
Veeva Systems, Inc. (1)	78	21,236
Veracyte, Inc. (1)	79	3,866

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 55

Schedule of Investments
December 31, 2020

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Vertex Pharmaceuticals, Inc. (1)	226	53,413
Viatris, Inc. (1)	721	13,512
Viela Bio, Inc. (1)	3	108
West Pharmaceutical Services, Inc.	88	24,931
XBiotech, Inc. (1)	101	1,581
Xencor, Inc. (1)	38	1,658
Zimmer Biomet Holdings, Inc.	355	54,702
ZIOPHARM Oncology, Inc. (1)	150	378
Zoetis, Inc. - Class A	854	141,337
		3,396,044

Industrials — 3.5%
3M Co.	503	87,919
AGCO Corp.	124	12,783
Allegiant Travel Co.	38	7,191
Alpha Pro Tech, Ltd. (1)	66	736
Altra Industrial Motion Corp.	53	2,938
ArcBest Corp.	104	4,438
Arcosa, Inc.	96	5,273
Argan, Inc.	22	979
ASGN, Inc. (1)	40	3,341
Astec Industries, Inc.	31	1,794
Atkore International Group, Inc. (1)	222	9,126
Atlas Air Worldwide Holdings, Inc. (1)	8	436
Axon Enterprise, Inc. (1)	31	3,798
AZZ, Inc.	76	3,605
BG Staffing, Inc.	18	243
BMC Stock Holdings, Inc. (1)	115	6,173
Boise Cascade Co.	204	9,751
CAI International, Inc.	9	281
Caterpillar, Inc.	215	39,134
Cintas Corp.	116	41,001
Comfort Systems USA, Inc.	187	9,847
Commercial Vehicle Group, Inc. (1)	149	1,289
Construction Partners, Inc. (1)	5	146
Copart, Inc. (1)	317	40,338
CoreCivic, Inc.	111	727
CoreLogic, Inc./United States	148	11,443
Costamare, Inc.	25	207
Covenant Logistics Group, Inc. (1)	49	726
CSX Corp.	230	20,873
Cummins, Inc.	662	150,340
Deere & Co.	53	14,260
Eaton Corp. PLC	489	58,748
EMCOR Group, Inc.	269	24,603
Emerson Electric Co.	154	12,377
EnerSys	23	1,910

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Fastenal Co.	394	19,239
FedEx Corp.	121	31,414
FuelCell Energy, Inc. (1)	20	223
Generac Holdings, Inc. (1)	26	5,913
General Electric Co.	758	8,186
GrafTech International, Ltd.	191	2,036
HEICO Corp.	59	7,812
Herc Holdings, Inc. (1)	33	2,192
Herman Miller, Inc.	62	2,096
Hertz Global Holdings, Inc. (1)	141	180
HNI Corp.	66	2,274
Hubbell, Inc.	101	15,836
Huntington Ingalls Industries, Inc.	66	11,252
JB Hunt Transport Services, Inc.	28	3,826
Kelly Services, Inc. - Class A	93	1,913
Kforce, Inc.	31	1,305
Kimball International, Inc. - Class B	179	2,139
L B Foster Co. - Class A (1)	39	587
Lawson Products, Inc./DE (1)	6	305
Lockheed Martin Corp.	388	137,732
LSC Communications, Inc. (1)	522	10
ManpowerGroup, Inc.	470	42,385
Matson, Inc.	77	4,387
Maxar Technologies, Inc.	57	2,200
Meritor, Inc. (1)	36	1,005
Miller Industries, Inc./TN	254	9,657
Moog, Inc.	115	9,120
MSC Industrial Direct Co., Inc.	164	13,840
Mueller Industries, Inc.	173	6,074
MYR Group, Inc. (1)	38	2,284
National Presto Industries, Inc.	6	531
Norfolk Southern Corp.	6	1,426
Old Dominion Freight Line, Inc.	121	23,617
PACCAR, Inc.	1,486	128,212
PAE, Inc. (1)	139	1,276
Parker-Hannifin Corp.	170	46,310
Plug Power, Inc. (1)	227	7,698
Primoris Services Corp.	614	16,953
Quad/Graphics, Inc. - Class A	29	111
Quanta Services, Inc.	1,185	85,344
Regal Beloit Corp.	180	22,106
Resideo Technologies, Inc. (1)	136	2,891
Rexnord Corp.	43	1,698
RR Donnelley & Sons Co.	416	940
Rush Enterprises, Inc.	196	8,118
Ryder System, Inc.	80	4,941
Safe Bulkers, Inc. (1)	239	311

The accompanying notes are an integral part of these financial statements

Page 56	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Saia, Inc. (1)	42	7,594
Shyft Group, Inc./The	78	2,214
SkyWest, Inc.	20	806
Steelcase, Inc.	132	1,789
Textainer Group Holdings, Ltd. (1)	122	2,340
Timken Co./The	286	22,125
TPI Composites, Inc. (1)	48	2,533
Triton International, Ltd./Bermuda	337	16,348
Tutor Perini Corp. (1)	10	130
Uber Technologies, Inc. (1)	413	21,063
United Parcel Service, Inc. - Class B	352	59,277
United Rentals, Inc. (1)	5	1,160
Vectrus, Inc. (1)	46	2,287
Veritiv Corp. (1)	43	894
Waste Management, Inc.	1,116	131,610
WESCO International, Inc. (1)	129	10,127
WESCO International, Inc. Series A Variable Preferred (9)	81	2,531
		1,573,507

Information Technology — 11.5%
8x8, Inc. (1)	36	1,241
Accenture PLC - Class A	99	25,860
ACI Worldwide, Inc. (1)	170	6,533
Adobe, Inc. (1)	312	156,037
ADTRAN, Inc.	41	606
Advanced Micro Devices, Inc. (1)	696	63,830
Alarm.com Holdings, Inc. (1)	26	2,690
Alliance Data Systems Corp.	49	3,631
Amkor Technology, Inc.	316	4,765
Apple, Inc.	8,375	1,111,279
Applied Materials, Inc.	756	65,243
Arista Networks, Inc. (1)	8	2,325
Arrow Electronics, Inc. (1)	349	33,958
AstroNova, Inc.	32	341
Autodesk, Inc. (1)	157	47,938
Avaya Holdings Corp. (1)	134	2,566
Avnet, Inc.	649	22,786
Bill.com Holdings, Inc. (1)	16	2,184
Broadcom, Inc.	169	73,997
CACI International, Inc. - Class A (1)	92	22,938
Cadence Design Systems, Inc. (1)	1,136	154,984
Calix, Inc. (1)	297	8,839
Cambium Networks Corp. (1)	34	853
CDK Global, Inc.	775	40,168
CDW Corp./DE	241	31,761
Cerence, Inc. (1)	47	4,723

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
ChannelAdvisor Corp. (1)	219	3,500
Ciena Corp. (1)	119	6,289
Cisco Systems, Inc.	2,450	109,638
Cloudera, Inc. (1)	2	28
Cloudflare, Inc. (1)	94	7,143
Cognex Corp.	82	6,583
Cognizant Technology Solutions Corp.	590	48,351
Concentrix Corp. (1)	133	13,127
Conduent, Inc. (1)	476	2,285
Corning, Inc.	592	21,312
Coupa Software, Inc. (1)	26	8,812
Crowdstrike Holdings, Inc. (1)	84	17,793
Dell Technologies, Inc. - Class C (1)	42	3,078
Diebold Nixdorf, Inc. (1)	82	874
Digital Turbine, Inc. (1)	164	9,276
DocuSign, Inc. (1)	125	27,788
Dolby Laboratories, Inc.	12	1,166
Dropbox, Inc. - Class A (1)	73	1,620
DXC Technology Co.	344	8,858
Eastman Kodak Co. (1)	15	122
Ebix, Inc.	65	2,468
Elastic NV (1)	8	1,169
Enphase Energy, Inc. (1)	67	11,756
F5 Networks, Inc. (1)	25	4,399
Fair Isaac Corp. (1)	11	5,621
Fastly, Inc. (1)	30	2,621
FormFactor, Inc. (1)	36	1,549
Fortinet, Inc. (1)	68	10,100
Hewlett Packard Enterprise Co.	1,561	18,498
HP, Inc.	1,674	41,164
HubSpot, Inc. (1)	23	9,118
II-VI, Inc. (1)	33	2,507
Information Services Group, Inc. (1)	45	148
Insight Enterprises, Inc. (1)	33	2,511
Intel Corp.	2,837	141,339
Intuit, Inc.	472	179,289
Jabil, Inc.	611	25,986
KBR, Inc.	125	3,866
Kimball Electronics, Inc. (1)	9	144
KLA Corp.	119	30,810
Lam Research Corp.	168	79,341
Mastercard, Inc.	347	123,858
Maxim Integrated Products, Inc.	94	8,333
Methode Electronics, Inc.	80	3,062
Microchip Technology, Inc.	17	2,348
Micron Technology, Inc. (1)	365	27,441
Microsoft Corp.	4,190	931,940

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 57

Schedule of Investments
December 31, 2020

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
MicroStrategy, Inc. (1)	41	15,931
MKS Instruments, Inc.	42	6,319
MoneyGram International, Inc. (1)	193	1,055
Monolithic Power Systems, Inc.	4	1,465
NCR Corp. (1)	145	5,448
NETGEAR, Inc. (1)	14	569
NortonLifeLock, Inc.	714	14,837
NVIDIA Corp.	302	157,704
ON Semiconductor Corp. (1)	67	2,193
Oracle Corp.	2,005	129,703
PagerDuty, Inc. (1)	19	792
Palo Alto Networks, Inc. (1)	2	711
Paycom Software, Inc. (1)	28	12,663
PayPal Holdings, Inc. (1)	19	4,450
Photronics, Inc. (1)	190	2,120
Plantronics, Inc.	24	649
Priority Technology Holdings, Inc. (1)	60	422
Progress Software Corp.	260	11,749
Qorvo, Inc. (1)	132	21,948
QUALCOMM, Inc.	1,311	199,718
Rimini Street, Inc. (1)	42	186
RingCentral, Inc. - Class A (1)	28	10,611
salesforce.com, Inc. (1)	431	95,910
Sanmina Corp. (1)	149	4,752
ServiceNow, Inc. (1)	17	9,357
Skyworks Solutions, Inc.	148	22,626
Slack Technologies, Inc. - Class A (1)	23	972
Smartsheet, Inc. (1)	36	2,494
SolarEdge Technologies, Inc. (1)	11	3,510
Sonim Technologies, Inc. (1)	194	140
SPS Commerce, Inc. (1)	36	3,909
Square, Inc. - Class A (1)	195	42,440
SS&C Technologies Holdings, Inc.	1,873	136,261
StoneCo, Ltd. (1)	81	6,798
Stratasys, Ltd. (1)	62	1,285
Sykes Enterprises, Inc. (1)	124	4,671
SYNNEX Corp.	154	12,542
Tenable Holdings, Inc. (1)	125	6,533
Teradyne, Inc.	201	24,098
TESSCO Technologies, Inc.	26	162
Texas Instruments, Inc.	536	87,974
Trade Desk, Inc./The (1)	25	20,025
Trimble, Inc. (1)	344	22,969
TTEC Holdings, Inc.	71	5,178
Twilio, Inc. - Class A (1)	72	24,372
Ultra Clean Holdings, Inc. (1)	12	374
Verint Systems, Inc. (1)	74	4,971

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Veritone, Inc. (1)	17	484
VirnetX Holding Corp. (2)	349	1,759
Visa, Inc.	561	122,708
Vishay Intertechnology, Inc.	402	8,325
Vontier Corp. (1)	37	1,236
Xerox Holdings Corp.	844	19,572
Xilinx, Inc.	158	22,400
Xperi Holding Corp.	268	5,601
Zebra Technologies Corp. - Class A (1)	63	24,213
Zoom Video Communications, Inc.- Class A (1)	91	30,696
Zscaler, Inc. (1)	36	7,190
		5,250,855

Materials — 1.2%
Avery Dennison Corp.	194	30,091
Avient Corp.	49	1,974
Caledonia Mining Corp. PLC	104	1,652
Celanese Corp.	20	2,599
Chemours Co./The	49	1,215
Commercial Metals Co.	92	1,890
Corteva, Inc.	421	16,301
Dow, Inc.	382	21,201
Eastman Chemical Co.	377	37,806
Flotek Industries, Inc. (1)	182	384
Freeport-McMoRan, Inc. - Class B	757	19,697
Hawkins, Inc.	1	52
Huntsman Corp.	696	17,497
Koppers Holdings, Inc. (1)	40	1,246
Louisiana-Pacific Corp.	362	13,456
LyondellBasell Industries NV - Class A	185	16,957
Minerals Technologies, Inc.	25	1,553
Mosaic Co./The	70	1,611
Newmont Corp.	1,433	85,822
Nucor Corp.	232	12,340
O-I Glass, Inc.	186	2,213
Olin Corp.	57	1,400
Olympic Steel, Inc.	11	147
Packaging Corp. of America	30	4,137
PPG Industries, Inc.	290	41,824
Rayonier Advanced Materials, Inc. (1)	107	698
Reliance Steel & Aluminum Co.	315	37,721
Royal Gold, Inc.	13	1,383
Ryerson Holding Corp. (1)	177	2,414
Scotts Miracle-Gro Co./The	444	88,418
Sherwin-Williams Co./The	83	60,998
Steel Dynamics, Inc.	182	6,710

The accompanying notes are an integral part of these financial statements

Page 58	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Stepan Co.	23	2,744
SunCoke Energy, Inc.	59	257
Tredegar Corp.	64	1,069
Trinseo SA	13	666
Tronox Holdings PLC	133	1,944
Westlake Chemical Corp.	63	5,141
Westrock Co.	100	4,353
		549,581

Real Estate Investment Trust — 1.2%
Altisource Portfolio Solutions SA (1)	101	1,301
American Homes 4 Rent - Class A	421	12,630
American Tower Corp.	423	94,947
Ashford Hospitality Trust, Inc.	79	205
CareTrust REIT, Inc.	77	1,708
CatchMark Timber Trust, Inc.	163	1,526
CBL & Associates Properties, Inc. (1)(2)	792	33
Clipper Realty, Inc.	91	642
Columbia Property Trust, Inc.	492	7,055
CorEnergy Infrastructure Trust, Inc.	164	1,123
Corporate Office Properties Trust	352	9,180
CubeSmart	668	22,451
CyrusOne, Inc.	33	2,414
DiamondRock Hospitality Co.	81	668
EastGroup Properties, Inc.	58	8,007
Equinix, Inc.	62	44,279
Essex Property Trust, Inc.	64	15,195
Extra Space Storage, Inc.	289	33,484
Gaming and Leisure Properties, Inc.	556	23,574
Getty Realty Corp.	87	2,396
Healthcare Realty Trust, Inc.	484	14,326
Healthcare Trust of America, Inc. - Class A	356	9,804
Hersha Hospitality Trust	25	197
Host Hotels & Resorts, Inc.	135	1,975
Iron Mountain, Inc.	605	17,835
Lamar Advertising Co. - Class A	578	48,101
Life Storage, Inc.	18	2,149
LTC Properties, Inc.	501	19,494
Maui Land & Pineapple Co., Inc. (1)	8	92
National Health Investors, Inc.	14	968
National Storage Affiliates Trust	162	5,837
Newmark Group, Inc.	125	911
Omega Healthcare Investors, Inc.	179	6,501
Park Hotels & Resorts, Inc.	157	2,693
Piedmont Office Realty Trust, Inc.	542	8,797
PotlatchDeltic Corp.	51	2,551
PS Business Parks, Inc.	163	21,658

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Public Storage	159	36,718
RAIT Financial Trust (1)(7)	287	0
Ryman Hospitality Properties, Inc.	10	678
Sabra Health Care REIT, Inc.	98	1,702
SBA Communications Corp.	59	16,646
Service Properties Trust	615	7,066
Simon Property Group, Inc.	551	46,989
Spirit MTA REIT Liquidating Trust (1)(7)	385	0
Tanger Factory Outlet Centers, Inc. (2)	157	1,564
Trinity Place Holdings, Inc. (1)	331	414
Welltower, Inc.	156	10,081
		568,565

Utilities — 0.7%
Alliant Energy Corp.	92	4,741
American Water Works Co., Inc.	300	46,040
Atlantic Power Corp. (1)	432	907
MDU Resources Group, Inc.	944	24,865
NextEra Energy, Inc.	1,263	97,440
NRG Energy, Inc.	286	10,739
Public Service Enterprise Group, Inc.	806	46,990
UGI Corp.	462	16,152
WEC Energy Group, Inc.	218	20,063
Xcel Energy, Inc.	670	44,654
		312,591

Total Common Stocks (Cost $13,079,046)		18,193,648

Registered Investment Companies — 17.6%
Baird Core Plus Bond Fund - Class I	22,245	270,052
Dodge & Cox Income Fund	15,635	229,046
DoubleLine Total Return Bond Fund - Class I	14,505	155,199
Guggenheim Total Return Bond Fund - Class I	3,574	106,134
iShares Core MSCI EAFE ETF (8)	42,298	2,922,369
iShares Core MSCI Emerging Markets ETF (8)	12,312	763,836
iShares Core U.S. Aggregate Bond ETF (8)	3,136	370,644
iShares JP Morgan USD Emerging Markets Bond ETF (8)	5,483	635,535
Lord Abbett High Yield Fund - Class I	34,859	259,696
Payden Emerging Markets Bond Fund - Class I	4,771	66,273
PGIM Total Return Bond Fund - Class R6	15,499	234,189
Pioneer Bond Fund - Class Y	17,257	174,812

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 59

Schedule of Investments
December 31, 2020

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — continued
Segall Bryant & Hamill Plus Bond Fund - Class I	17,195	191,549
SPDR Bloomberg Barclays High Yield Bond ETF (8)	3,990	434,671
TCW Emerging Markets Income Fund - Class I	13,926	118,507
Vanguard Intermediate-Term Corporate Bond ETF (8)	1,625	157,853
Vanguard Total Bond Market ETF (8)	3,555	313,515
Xtrackers USD High Yield Corporate Bond ETF (8)	12,001	601,128
Total Registered Investment Companies (Cost $6,767,177)		8,005,008

Money Market Registered Investment Companies — 34.4%
Meeder Institutional Prime Money Market Fund, 0.08% (4)	15,659,121	15,663,819
Morgan Stanley Government Institutional Fund, 0.03% (3)	1,024	1,024
Total Money Market Registered Investment Companies (Cost $15,659,621)		15,664,843

Bank Obligations — 1.6%
First Merchants Bank Deposit Account, 0.75%, 1/4/2021 (5)	248,088	248,088
Metro City Bank Deposit Account, 0.10%, 1/4/2021 (5)	248,220	248,220
Pacific Mercantile Bank Deposit Account, 0.10%, 1/4/2021 (5)	246,825	246,825
Total Bank Obligations (Cost $743,133)		743,133
Total Investments — 93.5% (Cost $36,248,977)		42,606,632
Other Assets less Liabilities — 6.5%		2,975,301
Total Net Assets — 100.0%		45,581,933

Trustee Deferred Compensation (6)
Meeder Balanced Fund - Retail Class	1,765	22,627
Meeder Dynamic Allocation Fund - Retail Class	4,535	60,724
Meeder Muirfield Fund - Retail Class	2,043	16,753
Meeder Conservative Allocation Fund - Retail Class	510	12,194
Total Trustee Deferred Compensation (Cost $90,572)		112,298

Global Allocation Fund
	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	120	3/19/2021	12,784,800	195,325
Mini MSCI Emerging Markets Index Futures	52	3/19/2021	3,349,320	99,500
Russell 2000 Mini Index Futures	3	3/19/2021	296,220	7,224
Standard & Poors 500 Mini Futures	11	3/19/2021	2,061,840	60,119
E-mini Standard & Poors MidCap 400 Futures	3	3/19/2021	691,050	21,311
Total Futures Contracts	189		19,183,230	383,479

(1)	Represents non-income producing securities.
(2)	All or a portion of this security is on loan.
(3)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2020.
(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2020.
(5)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2020. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(6)	Assets of affiliates to the Global Allocation Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(7)	Fair valued security deemed as Level 3 security.
(8)	Exchange-traded fund.
(9)	Preferred stock.

The accompanying notes are an integral part of these financial statements

Page 60	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — 55.3%
Communication Services — 5.5%
Activision Blizzard, Inc.	7,824	726,458
Alphabet, Inc. - Class A (1)	1,132	1,983,988
Alphabet, Inc. - Class C (1)	2,571	4,504,083
AMC Entertainment Holdings, Inc. - Class A (2)	1,174	2,489
AT&T, Inc.	3,767	108,339
Cable One, Inc.	8	17,822
Cinemark Holdings, Inc.	767	13,353
Comcast Corp. - Class A	40,782	2,136,977
Cumulus Media, Inc. (1)	115	1,003
DISH Network Corp. (1)	1,572	50,838
Electronic Arts, Inc.	5,419	778,168
Entravision Communications Corp.	948	2,607
EW Scripps Co./The	76	1,162
Facebook, Inc. (1)	16,613	4,538,007
Fluent, Inc. (1)	460	2,443
Frontier Communications Corp. (1)	4,619	413
Glu Mobile, Inc. (1)	1,417	12,767
Gogo, Inc. (1)	559	5,383
Gray Television, Inc. (1)	2,246	40,181
IDT Corp. - Class B (1)	729	9,010
Interpublic Group of Cos., Inc./The	30,179	709,810
Lee Enterprises, Inc. (1)	366	461
Liberty TripAdvisor Holdings, Inc. (1)	705	3,060
Lions Gate Entertainment Corp. - Class A (1)	1,943	22,092
Meredith Corp.	465	8,928
Netflix, Inc. (1)	2,550	1,378,862
News Corp.	4,606	82,770
Nexstar Media Group, Inc.	1,495	163,239
Omnicom Group, Inc.	10,209	636,735
Pinterest, Inc. - Class A (1)	2,660	175,294
Roku, Inc. - Class A (1)	885	293,838
Spotify Technology SA (1)	1,221	384,200
Take-Two Interactive Software, Inc. (1)	114	23,688
TechTarget, Inc. (1)	1,501	88,724
TEGNA, Inc.	2,365	32,992
Telephone and Data Systems, Inc.	3,397	63,082
Tribune Publishing Co.	373	5,110
Twitter, Inc. (1)	1,244	67,363
Verizon Communications, Inc.	35,205	2,068,294
Walt Disney Co./The	3,181	576,334
World Wrestling Entertainment, Inc. - Class A	1,782	85,625
Yelp, Inc. (1)	319	10,422
		21,816,414

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Consumer Discretionary — 7.1%
Abercrombie & Fitch Co.	86	1,751
Amazon.com, Inc. (1)	2,371	7,722,181
American Eagle Outfitters, Inc.	94	1,887
Aramark	1,196	46,022
At Home Group, Inc. (1)	478	7,390
AutoNation, Inc. (1)	458	31,964
Best Buy Co., Inc.	5,522	551,040
Big Lots, Inc.	367	15,755
BorgWarner, Inc.	2,333	90,147
Boyd Gaming Corp.	733	31,460
Brinker International, Inc.	643	36,375
Brunswick Corp./DE	444	33,851
Buckle, Inc./The	323	9,432
Caleres, Inc.	654	10,235
Camping World Holdings, Inc.	3,479	90,628
Capri Holdings, Ltd. (1)	884	37,128
CarParts.com, Inc. (1)	542	6,715
Carvana Co. (1)	46	11,019
Chipotle Mexican Grill, Inc. (1)	595	825,092
Churchill Downs, Inc.	147	28,634
Container Store Group, Inc./The (1)	382	3,644
Cooper Tire & Rubber Co.	269	10,895
Cracker Barrel Old Country Store, Inc.	873	115,166
Crocs, Inc. (1)	4,215	264,112
Dana, Inc.	1,980	38,650
Darden Restaurants, Inc.	1,307	155,690
Dave & Buster’s Entertainment, Inc.	180	5,404
Deckers Outdoor Corp. (1)	29	8,317
Del Taco Restaurants, Inc.	1,134	10,274
Designer Brands, Inc. - Class A	646	4,942
Dillard’s, Inc. - Class A	46	2,900
Dollar General Corp.	3,072	646,042
Dollar Tree, Inc. (1)	1,632	176,321
Domino’s Pizza, Inc.	487	186,745
DR Horton, Inc.	5,873	404,767
Duluth Holdings, Inc. - Class B (1)	197	2,080
eBay, Inc.	4,477	224,969
Etsy, Inc. (1)	721	128,273
Everi Holdings, Inc. (1)	254	3,508
Extended Stay America, Inc.	4,362	64,601
Fiesta Restaurant Group, Inc. (1)	456	5,198
Fossil Group, Inc. (1)	581	5,037
Fox Factory Holding Corp. (1)	101	10,677
Franchise Group, Inc.	212	6,455
General Motors Co.	15,927	663,200

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 61

Schedule of Investments
December 31, 2020

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Genesco, Inc. (1)	170	5,115
GoPro, Inc. (1)	106	878
Greenlane Holdings, Inc. (1)	449	1,778
Group 1 Automotive, Inc.	161	21,114
GrowGeneration Corp. (1)	473	19,024
Guess?, Inc.	295	6,673
Hanesbrands, Inc.	1,617	23,576
Harley-Davidson, Inc.	1,992	73,106
Hibbett Sports, Inc. (1)	794	36,667
Houghton Mifflin Harcourt Co. (1)	797	2,654
International Game Technology PLC	1,521	25,766
Kohl’s Corp.	1,488	60,547
L Brands, Inc.	1,460	54,297
Lakeland Industries, Inc. (1)	1,410	38,423
Lands’ End, Inc. (1)	308	6,644
Las Vegas Sands Corp.	1,474	87,850
LCI Industries	505	65,488
Lear Corp.	448	71,245
Lennar Corp. - Class A	1,923	146,590
Liquidity Services, Inc. (1)	200	3,182
Lovesac Co./The (1)	73	3,146
Lowe’s Cos., Inc.	12,821	2,057,899
Lululemon Athletica, Inc. (1)	757	263,459
Lumber Liquidators Holdings, Inc. (1)	520	15,985
M/I Homes, Inc. (1)	613	27,150
Malibu Boats, Inc. (1)	1,704	106,398
MarineMax, Inc. (1)	187	6,551
Marriott International, Inc./MD	866	114,243
McDonald’s Corp.	9,714	2,084,430
Meritage Homes Corp. (1)	846	70,066
Modine Manufacturing Co. (1)	1,348	16,931
Nautilus, Inc. (1)	537	9,741
NIKE, Inc. - Class B	7,517	1,063,430
Nordstrom, Inc.	125	3,901
ODP Corp./The	824	24,143
Overstock.com, Inc. (1)	344	16,502
Party City Holdco, Inc. (1)	922	5,670
Penn National Gaming, Inc. (1)	1,218	105,199
Polaris, Inc.	476	45,353
Pool Corp.	333	124,043
PulteGroup, Inc.	10,055	433,572
Purple Innovation, Inc. (1)	1,539	50,695
Qurate Retail, Inc. - Class A	4,824	52,919
Red Rock Resorts, Inc.	858	21,484
Rent-A-Center, Inc./TX	11,458	438,727
Scientific Games Corp. (1)	594	24,645

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Sleep Number Corp. (1)	225	18,419
Smith & Wesson Brands, Inc.	106	1,882
Sonic Automotive, Inc.	1,324	51,067
Starbucks Corp.	11,280	1,206,734
Sturm Ruger & Co., Inc.	49	3,188
Tapestry, Inc.	1,144	35,556
Target Corp.	4,479	790,678
Tesla, Inc. (1)	4,750	3,351,933
Texas Roadhouse, Inc.	800	62,528
Thor Industries, Inc.	1,445	134,371
Tilly’s, Inc. - Class A	41	335
TopBuild Corp. (1)	178	32,766
Town Sports International Holdings, Inc. (1)	1,777	444
Tupperware Brands Corp. (1)	292	9,458
Urban Outfitters, Inc. (1)	381	9,754
Vista Outdoor, Inc. (1)	443	10,526
VOXX International Corp. (1)	352	4,492
Waitr Holdings, Inc. (1)	695	1,932
Wayfair, Inc. (1)	62	14,000
Wendy’s Co./The	1,197	26,238
Williams-Sonoma, Inc.	417	42,467
Wingstop, Inc.	430	56,997
Winnebago Industries, Inc.	3,834	229,810
Wyndham Destinations, Inc.	5,365	240,674
Yum China Holdings, Inc.	2,657	151,688
Yum! Brands, Inc.	9,669	1,049,667
		28,211,076

Consumer Staples — 1.6%
Andersons, Inc./The	708	17,353
BJ’s Wholesale Club Holdings, Inc. (1)	343	12,787
Bunge, Ltd.	12,251	803,421
Conagra Brands, Inc.	4,881	176,985
Costco Wholesale Corp.	70	26,375
Darling Ingredients, Inc. (1)	9,323	537,751
General Mills, Inc.	26,625	1,565,550
Kroger Co./The	7,863	249,729
Molson Coors Beverage Co. - Class B	7,827	353,702
Natural Grocers by Vitamin Cottage, Inc.	343	4,713
Nu Skin Enterprises, Inc.	181	9,888
PepsiCo, Inc.	7,732	1,146,656
Performance Food Group Co. (1)	1,009	48,038
Rite Aid Corp. (1)	509	8,057
SpartanNash Co.	767	13,353
Tyson Foods, Inc.	2,284	147,181
United Natural Foods, Inc. (1)	661	10,556

The accompanying notes are an integral part of these financial statements

Page 62	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Walgreens Boots Alliance, Inc.	191	7,617
Walmart, Inc.	8,649	1,246,753
		6,386,465

Energy — 0.6%
Amplify Energy Corp.	2,959	3,876
Antero Resources Corp. (1)	4,003	21,816
Apache Corp.	1,676	23,782
Archrock, Inc.	2,249	19,476
Ardmore Shipping Corp.	2,009	6,569
Aspen Aerogels, Inc. (1)	1,109	18,509
Bonanza Creek Energy, Inc. (1)	753	14,555
Brigham Minerals, Inc.	633	6,957
Cabot Oil & Gas Corp.	3,603	58,657
Cactus, Inc. - Class A	1,885	49,142
Centennial Resource Development, Inc./DE - Class A (1)	3,626	5,439
Chaparral Energy, Inc. A Warrants (1)(7)	3	0
Chaparral Energy, Inc. B Warrants (1)(7)	3	0
Chesapeake Energy Corp. (1)	341	518
Chevron Corp.	3,338	281,894
Cimarex Energy Co.	3,261	122,320
Clean Energy Fuels Corp. (1)	2,688	21,128
CNX Resources Corp. (1)	1,270	13,716
Concho Resources, Inc.	2,880	168,048
ConocoPhillips	11,015	440,490
CONSOL Energy, Inc. (1)	392	2,826
Continental Resources, Inc./OK	820	13,366
Delek US Holdings, Inc.	262	4,210
DHT Holdings, Inc.	1,006	5,261
Diamondback Energy, Inc.	442	21,393
Dorian LPG, Ltd. (1)	610	7,436
Earthstone Energy, Inc. - Class A (1)	592	3,155
EOG Resources, Inc.	4,894	244,064
EQT Corp.	2,861	36,363
Exterran Corp. (1)	193	853
Extraction Oil & Gas, Inc. (1)	1,822	52
Frank’s International NV (1)	2,752	7,540
Golar LNG, Ltd.	306	2,950
Hallador Energy Co.	1,603	2,356
Hess Corp.	576	30,407
International Seaways, Inc.	864	14,109
Laredo Petroleum, Inc. (1)	1,085	21,375
Liberty Oilfield Services, Inc. - Class A	2,330	24,022
Matador Resources Co. (1)	1,642	19,803
Nabors Industries, Ltd.	239	13,917

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
NextDecade Corp. (1)	575	1,202
NexTier Oilfield Solutions, Inc. (1)	1,321	4,544
Nine Energy Service, Inc. (1)	1,567	4,262
Nordic American Tankers, Ltd.	354	1,044
NOV, Inc. (1)	1,865	25,606
Oasis Petroleum, Inc. Warrants (1)(7)	9	0
Oceaneering International, Inc. (1)	2,179	17,323
Parsley Energy, Inc.	1,631	23,160
PDC Energy, Inc. (1)	1,435	29,461
Peabody Energy Corp.	925	2,229
Phillips 66	1,050	73,437
Pioneer Natural Resources Co.	1,147	130,632
ProPetro Holding Corp. (1)	5,461	40,357
Range Resources Corp.	2,001	13,407
Renewable Energy Group, Inc. (1)	432	30,594
Schlumberger NV	2,956	64,529
Scorpio Tankers, Inc.	117	1,309
Southwestern Energy Co. (1)	5,456	16,259
Superior Energy Services, Inc. (1)	475	22
Talos Energy, Inc. (1)	200	1,648
Teekay Corp. (1)	1,504	3,234
W&T Offshore, Inc. (1)	2,729	5,922
Whiting Petroleum Corp. (1)	123	3,075
Whiting Petroleum Corporation A Warrants (1)	56	98
Whiting Petroleum Corporation B Warrants (1)(2)	27	51
World Fuel Services Corp.	1,736	54,094
WPX Energy, Inc. (1)	1,347	10,978
		2,310,827

Financials — 4.8%
AGNC Investment Corp.	10,765	167,934
Allstate Corp./The	1,947	214,034
Ally Financial, Inc.	11,328	403,956
American Equity Investment Life Holding Co.	1,220	33,745
American Express Co.	1,377	166,493
Ameriprise Financial, Inc.	944	183,448
Ameris Bancorp	2,801	106,634
Apollo Commercial Real Estate Finance, Inc.	149	1,664
Arbor Realty Trust, Inc.	1,990	28,218
Artisan Partners Asset Management, Inc. - Class A	4,004	201,561
Associated Banc-Corp	8,534	145,505
Axos Financial, Inc. (1)	1,249	46,875

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 63

Schedule of Investments
December 31, 2020

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
BancorpSouth Bank	2,170	59,545
Bank of America Corp.	56,285	1,705,998
Bank of NT Butterfield & Son, Ltd./The	2,903	90,457
BankUnited, Inc.	3,220	111,992
Banner Corp.	125	5,824
Bar Harbor Bankshares	267	6,032
Berkshire Hathaway, Inc. - Class B (1)	17,303	4,012,047
Capital Bancorp, Inc. (1)	130	1,811
Charles Schwab Corp./The	1,227	65,080
Chimera Investment Corp.	1,042	10,681
Citigroup, Inc.	8,025	494,822
Citizens Financial Group, Inc.	5,004	178,943
Civista Bancshares, Inc.	1,385	24,279
CNO Financial Group, Inc.	4,940	109,816
Columbia Banking System, Inc.	394	14,145
Comerica, Inc.	5	279
Cowen, Inc.	567	14,736
Curo Group Holdings Corp.	3,701	53,035
Customers Bancorp, Inc. (1)	1,609	29,252
East West Bancorp, Inc.	2,602	131,947
Eaton Vance Corp.	1,249	84,845
Ellington Residential Mortgage REIT	923	12,036
Enova International, Inc. (1)	1,454	36,016
Esquire Financial Holdings, Inc. (1)	16	307
Evercore, Inc. - Class A	1,141	125,099
Farmers National Banc Corp.	255	3,384
Fifth Third Bancorp	15,429	425,378
First American Financial Corp.	2,298	118,646
First Choice Bancorp	22	407
First Citizens BancShares, Inc./NC - Class A	131	75,229
First Financial Bancorp	2,122	37,199
First Foundation, Inc.	841	16,820
First Horizon Corp.	176	2,246
First Interstate BancSystem, Inc.	166	6,768
First Republic Bank/CA	2,101	308,700
FNCB Bancorp, Inc.	298	1,907
Goosehead Insurance, Inc.	384	47,908
Great Ajax Corp.	2,240	23,430
GWG Holdings, Inc. (1)	208	1,454
Hartford Financial Services Group, Inc./The	1,009	49,421
HBT Financial, Inc.	1,352	20,483
Heartland Financial USA, Inc.	1,521	61,403
Hilltop Holdings, Inc.	4,392	120,824
Houlihan Lokey, Inc. - Class A	82	5,513
Huntington Bancshares, Inc./OH	6,183	78,091
James River Group Holdings, Ltd.	734	36,076

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
JPMorgan Chase & Co.	10,757	1,366,892
KeyCorp	2,665	43,733
Kinsale Capital Group, Inc.	672	134,487
Lakeland Financial Corp.	22	1,179
LPL Financial Holdings, Inc.	700	72,954
M&T Bank Corp.	425	54,103
Medley Management, Inc.	101	807
Meta Financial Group, Inc.	381	13,929
MetLife, Inc.	6,095	286,160
Metrocity Bankshares, Inc.	1,456	20,996
Mid Penn Bancorp, Inc.	8	175
MMA Capital Holdings, Inc. (1)	162	3,985
Morgan Stanley	10,888	746,155
Mr Cooper Group, Inc. (1)	2,498	77,513
Northrim BanCorp, Inc.	1,346	45,697
Old Republic International Corp.	3,496	68,906
OneMain Holdings, Inc.	1,556	74,937
Oppenheimer Holdings, Inc.	2,072	65,123
PennyMac Financial Services, Inc.	4,688	307,627
PennyMac Mortgage Investment Trust	2,154	37,889
People’s United Financial, Inc.	2,024	26,170
Pinnacle Financial Partners, Inc.	451	29,044
PJT Partners, Inc.	2,411	181,428
PNC Financial Services Group, Inc./The	2,327	346,723
Popular, Inc.	1,341	75,525
Progressive Corp./The	3,364	332,632
ProSight Global, Inc. (1)	81	1,039
Prudential Financial, Inc.	4,136	322,898
Pzena Investment Management, Inc. - Class A	3,249	23,718
QCR Holdings, Inc.	773	30,603
RBB Bancorp	4,086	62,843
Ready Capital Corp.	2,948	36,703
Regions Financial Corp.	18,968	305,764
Sandy Spring Bancorp, Inc.	402	12,940
Shore Bancshares, Inc.	92	1,343
Siebert Financial Corp. (1)	341	1,432
Signature Bank/New York NY	817	110,532
Silvercrest Asset Management Group, Inc.	283	3,931
Simmons First National Corp.	500	10,795
SLM Corp.	2,879	35,671
South State Corp.	172	12,436
State Street Corp.	4,787	348,398
Stewart Information Services Corp.	6,018	291,030
StoneX Group, Inc. (1)	365	21,134
Summit Financial Group, Inc.	114	2,517

The accompanying notes are an integral part of these financial statements

Page 64	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
SVB Financial Group (1)	567	219,900
Synchrony Financial	25,050	869,486
Synovus Financial Corp.	440	14,243
Truist Financial Corp.	11,550	553,592
UMB Financial Corp.	1,529	105,486
United Community Banks, Inc./GA	2,683	76,305
Unum Group	7,078	162,369
Valley National Bancorp	4,768	46,488
Veritex Holdings, Inc.	1,157	29,689
Virtu Financial, Inc.	2,999	75,485
Virtus Investment Partners, Inc.	571	123,907
W R Berkley Corp.	1,031	68,479
Walker & Dunlop, Inc.	725	66,715
Wells Fargo & Co.	2,474	74,665
Western Alliance Bancorp	1,864	111,747
WSFS Financial Corp.	165	7,405
		19,176,835

Healthcare — 10.5%
89bio, Inc. (1)	47	1,145
Abbott Laboratories	7,500	821,175
AbbVie, Inc.	19,706	2,111,498
AcelRx Pharmaceuticals, Inc. (1)	3,182	3,946
Affimed NV (1)	2,019	11,751
Agilent Technologies, Inc.	7,087	839,739
Albireo Pharma, Inc. (1)	28	1,050
Alexion Pharmaceuticals, Inc. (1)	3,427	535,434
Align Technology, Inc. (1)	594	317,422
Alkermes PLC (1)	2,906	57,975
Allakos, Inc. (1)	225	31,500
Allscripts Healthcare Solutions, Inc. (1)	1,340	19,350
Alnylam Pharmaceuticals, Inc. (1)	826	107,355
AmerisourceBergen Corp.	529	51,715
Amgen, Inc.	7,165	1,647,377
Amicus Therapeutics, Inc. (1)	599	13,831
Amneal Pharmaceuticals, Inc. - Class A (1)	3,656	16,708
Anthem, Inc.	1,116	358,336
Apellis Pharmaceuticals, Inc. (1)	403	23,052
Applied Therapeutics, Inc. (1)	103	2,267
Arcturus Therapeutics Holdings, Inc. (1)	106	4,598
Arcutis Biotherapeutics, Inc. (1)	254	7,145
Arena Pharmaceuticals, Inc. (1)	540	41,488
Arrowhead Pharmaceuticals, Inc. (1)	655	50,258
Assembly Biosciences, Inc. (1)	2	12
Assertio Holdings, Inc. (1)	2,907	1,040
Atara Biotherapeutics, Inc. (1)	448	8,794

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Avantor, Inc. (1)	3,915	110,207
Axsome Therapeutics, Inc. (1)	145	11,813
Baxter International, Inc.	682	54,724
Beam Therapeutics, Inc. (1)	416	33,962
Becton Dickinson and Co.	1,088	272,239
BioDelivery Sciences International, Inc. (1)	4,471	18,778
Bio-Rad Laboratories, Inc. (1)	128	74,616
Bioxcel Therapeutics, Inc. (1)	237	10,949
Blueprint Medicines Corp. (1)	477	53,496
Bridgebio Pharma, Inc. (1)	317	22,542
Bristol-Myers Squibb Co.	23,449	1,454,541
Calyxt, Inc. (1)	18	76
Cardinal Health, Inc.	8,952	479,469
CareDx, Inc. (1)	478	34,631
CASI Pharmaceuticals, Inc. (1)	685	2,021
Castle Biosciences, Inc. (1)	317	21,287
Catalent, Inc. (1)	2,543	264,650
Catalyst Pharmaceuticals, Inc. (1)	2,831	9,456
Celcuity, Inc. (1)	180	1,649
Centene Corp. (1)	3,588	215,388
Centogene NV (1)	363	3,913
Cerecor, Inc. (1)	511	1,349
Cerner Corp.	11,664	915,391
Charles River Laboratories International, Inc. (1)	578	144,419
Chemed Corp.	597	317,968
ChemoCentryx, Inc. (1)	771	47,740
Co-Diagnostics, Inc. (1)	279	2,595
Community Health Systems, Inc. (1)	1,808	13,433
Constellation Pharmaceuticals, Inc. (1)	257	7,402
Corcept Therapeutics, Inc. (1)	586	15,330
Cortexyme, Inc. (1)	4	111
Cross Country Healthcare, Inc. (1)	314	2,785
CVS Health Corp.	12,280	838,724
Cymabay Therapeutics, Inc. (1)	2,138	12,272
Danaher Corp.	3,238	719,289
Deciphera Pharmaceuticals, Inc. (1)	306	17,463
Denali Therapeutics, Inc. (1)	462	38,697
DENTSPLY SIRONA, Inc.	4,945	258,920
Editas Medicine, Inc. (1)	248	17,387
Edwards Lifesciences Corp. (1)	4,406	401,959
Eidos Therapeutics, Inc. (1)	125	16,448
Elanco Animal Health, Inc. Contingent Value Rights (1)(7)	1,792	0
Eli Lilly and Co.	7,107	1,199,946
Eloxx Pharmaceuticals, Inc. (1)	605	2,408

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 65

Schedule of Investments
December 31, 2020

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Emergent BioSolutions, Inc. (1)	677	60,659
Endo International PLC (1)	4,683	33,624
Enochian Biosciences, Inc. (1)	99	292
Ensign Group, Inc./The	420	30,626
Evelo Biosciences, Inc. (1)	353	4,268
Exact Sciences Corp. (1)	903	119,638
Exelixis, Inc. (1)	3,773	75,724
Fate Therapeutics, Inc. (1)	553	50,284
Five Prime Therapeutics, Inc. (1)	572	9,730
Fulgent Genetics, Inc. (1)	168	8,753
Gilead Sciences, Inc.	14,866	866,093
Globus Medical, Inc. (1)	518	33,784
HCA Healthcare, Inc.	1,394	229,257
Hill-Rom Holdings, Inc.	1,607	157,438
Hologic, Inc. (1)	1,003	73,048
Horizon Therapeutics Plc (1)	2,831	207,088
Humana, Inc.	1,688	692,536
IGM Biosciences, Inc. (1)	68	6,004
Illumina, Inc. (1)	571	211,270
ImmunoGen, Inc. (1)	1,710	11,030
Immunovant, Inc. (1)	120	5,543
Inogen, Inc. (1)	161	7,193
Inovio Pharmaceuticals, Inc. (1)	846	7,487
Insmed, Inc. (1)	494	16,445
Insulet Corp. (1)	201	51,382
Intellia Therapeutics, Inc. (1)	580	31,552
Intersect ENT, Inc. (1)	475	10,878
Intra-Cellular Therapies, Inc. (1)	3	95
Invitae Corp. (1)	702	29,351
Iovance Biotherapeutics, Inc. (1)	1,227	56,933
iRhythm Technologies, Inc. (1)	146	34,633
Johnson & Johnson	25,338	3,987,694
Jounce Therapeutics, Inc. (1)	495	3,465
Kodiak Sciences, Inc. (1)	290	42,604
Kura Oncology, Inc. (1)	943	30,798
LHC Group, Inc. (1)	30	6,400
MacroGenics, Inc. (1)	602	13,762
Marinus Pharmaceuticals, Inc. (1)	360	4,392
McKesson Corp.	2,284	397,233
Medtronic PLC	20,914	2,449,866
Merck & Co., Inc.	30,637	2,506,107
Mersana Therapeutics, Inc. (1)	1,351	35,950
Mettler-Toledo International, Inc. (1)	18	20,514
Mirati Therapeutics, Inc. (1)	345	75,776
Moderna, Inc. (1)	2,111	220,536
Molina Healthcare, Inc. (1)	193	41,047

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Morphic Holding, Inc. (1)	177	5,938
NantKwest, Inc. (1)	957	12,757
Natera, Inc. (1)	558	55,532
National HealthCare Corp.	151	10,028
Neurocrine Biosciences, Inc. (1)	312	29,905
NextGen Healthcare, Inc. (1)	2,087	38,067
Novavax, Inc. (1)	411	45,831
Novocure, Ltd. (1)	56	9,690
Ocular Therapeutix, Inc. (1)	1,686	34,900
Oncocyte Corp. (1)	328	784
Organogenesis Holdings, Inc. (1)	529	3,983
Osmotica Pharmaceuticals PLC (1)	2,064	8,504
Owens & Minor, Inc.	1,059	28,646
Pacific Biosciences of California, Inc. (1)	1,468	38,080
Palatin Technologies, Inc. (1)	3,025	2,044
PerkinElmer, Inc.	764	109,634
Perrigo Co. PLC	5,856	261,880
Pfizer, Inc.	45,082	1,659,468
Phreesia, Inc. (1)	17	922
PRA Health Sciences, Inc. (1)	616	77,271
Precigen, Inc. (1)(2)	878	8,956
Quest Diagnostics, Inc.	173	20,616
Quidel Corp. (1)	163	29,283
Regeneron Pharmaceuticals, Inc. (1)	1,173	566,688
Replimune Group, Inc. (1)	398	15,184
ResMed, Inc.	971	206,396
REVOLUTION Medicines, Inc. (1)	249	9,858
Rhythm Pharmaceuticals, Inc. (1)	1,155	34,338
Rigel Pharmaceuticals, Inc. (1)	1,713	5,996
Rocket Pharmaceuticals, Inc. (1)	396	21,717
Sangamo Therapeutics, Inc. (1)	1,051	16,401
Scholar Rock Holding Corp. (1)	266	12,909
Seagen, Inc. (1)	1,205	211,044
Seres Therapeutics, Inc. (1)	523	12,814
SIGA Technologies, Inc. (1)	570	4,144
Simulations Plus, Inc.	176	12,658
Solid Biosciences, Inc. (1)	599	4,540
Sorrento Therapeutics, Inc. (1)	1,599	10,913
Spectrum Pharmaceuticals, Inc. (1)	47	160
SpringWorks Therapeutics, Inc. (1)	146	10,588
STERIS PLC	2,085	395,191
Stryker Corp.	4,106	1,006,134
Supernus Pharmaceuticals, Inc. (1)	668	16,807
Surgery Partners, Inc. (1)	281	8,152
Sutro Biopharma, Inc. (1)	367	7,968
Syros Pharmaceuticals, Inc. (1)	1,184	12,846

The accompanying notes are an integral part of these financial statements

Page 66	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Teladoc Health, Inc. (1)	424	84,783
Tenet Healthcare Corp. (1)	1,231	49,154
TG Therapeutics, Inc. (1)	955	49,679
Thermo Fisher Scientific, Inc.	2,152	1,002,359
Translate Bio, Inc. (1)	557	10,266
Travere Therapeutics, Inc. (1)	157	4,279
Turning Point Therapeutics, Inc. (1)	425	51,786
Twist Bioscience Corp. (1)	374	52,842
Ultragenyx Pharmaceutical, Inc. (1)	346	47,897
United Therapeutics Corp. (1)	2,101	318,911
UnitedHealth Group, Inc.	6,657	2,334,477
Universal Health Services, Inc. - Class B	922	126,775
Vanda Pharmaceuticals, Inc. (1)	1,711	22,483
Veeva Systems, Inc. (1)	1,073	292,124
Veracyte, Inc. (1)	893	43,703
Vertex Pharmaceuticals, Inc. (1)	2,570	607,394
Viatris, Inc. (1)	8,305	155,636
Viela Bio, Inc. (1)	21	755
Viemed Healthcare, Inc. (1)	172	1,335
West Pharmaceutical Services, Inc.	834	236,281
XBiotech, Inc. (1)	1,196	18,717
Xencor, Inc. (1)	416	18,150
Zimmer Biomet Holdings, Inc.	5,162	795,413
ZIOPHARM Oncology, Inc. (1)	1,965	4,952
Zoetis, Inc. - Class A	10,196	1,687,438
		41,310,940

Industrials — 4.8%
3M Co.	5,958	1,041,399
ABM Industries, Inc.	445	16,839
AGCO Corp.	1,433	147,728
Allegiant Travel Co.	1,681	318,112
Alpha Pro Tech, Ltd. (1)	760	8,474
Altra Industrial Motion Corp.	634	35,143
ArcBest Corp.	1,331	56,794
Arcosa, Inc.	1,911	104,971
Argan, Inc.	298	13,258
ASGN, Inc. (1)	459	38,340
Astec Industries, Inc.	547	31,660
Atkore International Group, Inc. (1)	2,910	119,630
Atlas Air Worldwide Holdings, Inc. (1)	156	8,508
Axon Enterprise, Inc. (1)	348	42,640
AZZ, Inc.	790	37,478
BG Staffing, Inc.	179	2,415
BMC Stock Holdings, Inc. (1)	1,316	70,643
Boise Cascade Co.	4,989	238,474

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
CAI International, Inc.	65	2,031
Caterpillar, Inc.	2,314	421,194
Chart Industries, Inc. (1)	24	2,827
Cintas Corp.	1,567	553,872
Comfort Systems USA, Inc.	2,133	112,324
Copart, Inc. (1)	3,911	497,675
CoreCivic, Inc.	2,624	17,187
CoreLogic, Inc./United States	1,868	144,434
Covenant Logistics Group, Inc. (1)	701	10,382
CSX Corp.	2,540	230,505
Cummins, Inc.	7,985	1,813,394
Deere & Co.	2,207	593,793
Eaton Corp. PLC	5,235	628,933
EMCOR Group, Inc.	1,562	142,861
Emerson Electric Co.	1,995	160,338
EnerSys	329	27,327
Fastenal Co.	3,055	149,176
FedEx Corp.	1,431	371,516
FuelCell Energy, Inc. (1)	134	1,497
Generac Holdings, Inc. (1)	258	58,672
General Electric Co.	8,411	90,839
GrafTech International, Ltd.	2,558	27,268
H&E Equipment Services, Inc.	381	11,358
HEICO Corp.	459	60,772
Herc Holdings, Inc. (1)	264	17,532
Herman Miller, Inc.	813	27,479
Hertz Global Holdings, Inc. (1)	1,454	1,861
HNI Corp.	788	27,154
Hubbell, Inc.	1,550	243,025
Huntington Ingalls Industries, Inc.	692	117,972
JB Hunt Transport Services, Inc.	273	37,305
Kelly Services, Inc. - Class A	1,139	23,429
Kforce, Inc.	465	19,572
Kimball International, Inc. - Class B	1,090	13,026
L B Foster Co. - Class A (1)	119	1,791
Lawson Products, Inc./DE (1)	11	560
Lockheed Martin Corp.	4,120	1,462,518
LSC Communications, Inc. (1)	4,516	90
Manitowoc Co., Inc./The (1)	292	3,887
ManpowerGroup, Inc.	6,874	619,897
Matson, Inc.	1,002	57,084
Maxar Technologies, Inc.	634	24,466
McGrath RentCorp	288	19,325
Meritor, Inc. (1)	249	6,950
Miller Industries, Inc./TN	1,780	67,676
Moog, Inc.	1,935	153,446

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 67

Schedule of Investments
December 31, 2020

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
MSC Industrial Direct Co., Inc.	3,298	278,318
Mueller Industries, Inc.	2,008	70,501
MYR Group, Inc. (1)	422	25,362
National Presto Industries, Inc.	70	6,190
NL Industries, Inc.	197	942
Norfolk Southern Corp.	82	19,484
Northrop Grumman Corp.	101	30,777
Old Dominion Freight Line, Inc.	1,379	269,153
PACCAR, Inc.	17,888	1,543,377
PAE, Inc. (1)	1,151	10,566
Parker-Hannifin Corp.	2,564	698,459
Plug Power, Inc. (1)	2,772	93,999
Primoris Services Corp.	2,946	81,339
Quanta Services, Inc.	10,522	757,794
Regal Beloit Corp.	2,169	266,375
Resideo Technologies, Inc. (1)	1,614	34,314
Rexnord Corp.	625	24,681
RR Donnelley & Sons Co.	5,502	12,435
Rush Enterprises, Inc.	3,339	138,301
Ryder System, Inc.	998	61,636
Safe Bulkers, Inc. (1)	1,521	1,977
Saia, Inc. (1)	585	105,768
Shyft Group, Inc./The	983	27,898
SkyWest, Inc.	53	2,136
Steelcase, Inc.	1,270	17,209
Textainer Group Holdings, Ltd. (1)	1,448	27,773
Timken Co./The	2,848	220,321
Titan Machinery, Inc. (1)	51	997
TPI Composites, Inc. (1)	458	24,173
Triton International, Ltd./Bermuda	4,705	228,240
Tutor Perini Corp. (1)	89	1,153
Uber Technologies, Inc. (1)	4,437	226,287
United Parcel Service, Inc. - Class B	4,139	697,008
Vectrus, Inc. (1)	631	31,373
Veritiv Corp. (1)	451	9,376
Waste Management, Inc.	13,233	1,560,568
Watsco, Inc.	110	24,921
WESCO International, Inc. (1)	1,285	100,873
WESCO International, Inc. Series A Variable Preferred (9)	994	31,063
		19,171,843

Information Technology — 15.9%
8x8, Inc. (1)	395	13,616
Accenture PLC - Class A	1,503	392,599
ACI Worldwide, Inc. (1)	1,880	72,248

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Adobe, Inc. (1)	3,608	1,804,433
ADTRAN, Inc.	1	15
Advanced Micro Devices, Inc. (1)	8,066	739,733
Alarm.com Holdings, Inc. (1)	262	27,104
Alliance Data Systems Corp.	548	40,607
Amkor Technology, Inc.	4,627	69,775
Amphenol Corp.	226	29,554
Apple, Inc.	99,250	13,169,385
Applied Materials, Inc.	12,109	1,045,007
Arrow Electronics, Inc. (1)	3,762	366,043
AstroNova, Inc.	565	6,017
Autodesk, Inc. (1)	1,934	590,528
Avaya Holdings Corp. (1)	1,400	26,810
Avid Technology, Inc. (1)	2,742	43,516
Avnet, Inc.	7,484	262,763
Bill.com Holdings, Inc. (1)	151	20,612
Broadcom, Inc.	2,155	943,567
CACI International, Inc. - Class A (1)	1,203	299,944
Cadence Design Systems, Inc. (1)	11,162	1,522,832
Calix, Inc. (1)	4,389	130,617
Cambium Networks Corp. (1)	376	9,430
CDK Global, Inc.	8,374	434,024
CDW Corp./DE	3,085	406,572
Cerence, Inc. (1)	564	56,671
ChannelAdvisor Corp. (1)	2,956	47,237
Ciena Corp. (1)	1,077	56,919
Cisco Systems, Inc.	29,173	1,305,492
Cloudera, Inc. (1)	335	4,660
Cloudflare, Inc. (1)	1,494	113,529
Cognex Corp.	1,004	80,606
Cognizant Technology Solutions Corp.	6,932	568,077
Concentrix Corp. (1)	1,724	170,159
Conduent, Inc. (1)	5,154	24,739
Corning, Inc.	7,272	261,792
Coupa Software, Inc. (1)	296	100,317
Crowdstrike Holdings, Inc. (1)	982	208,007
Dell Technologies, Inc. - Class C (1)	783	57,386
Diebold Nixdorf, Inc. (1)	981	10,457
Digital Turbine, Inc. (1)	1,743	98,584
DocuSign, Inc. (1)	1,344	298,771
Dolby Laboratories, Inc.	1,290	125,298
Dropbox, Inc. - Class A (1)	2,178	48,330
DXC Technology Co.	4,139	106,579
Eastman Kodak Co. (1)	370	3,012
Ebix, Inc.	789	29,958
Elastic NV (1)	17	2,484

The accompanying notes are an integral part of these financial statements

Page 68	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Enphase Energy, Inc. (1)	723	126,865
F5 Networks, Inc. (1)	256	45,041
Fair Isaac Corp. (1)	79	40,372
Fastly, Inc. (1)	356	31,104
FormFactor, Inc. (1)	561	24,134
Fortinet, Inc. (1)	618	91,792
Hewlett Packard Enterprise Co.	15,977	189,327
HP, Inc.	19,818	487,325
HubSpot, Inc. (1)	291	115,364
II-VI, Inc. (1)	357	27,118
Insight Enterprises, Inc. (1)	447	34,012
Intel Corp.	30,777	1,533,310
Intuit, Inc.	5,570	2,115,765
Jabil, Inc.	6,659	283,207
KBR, Inc.	1,935	59,850
KLA Corp.	1,282	331,923
Lam Research Corp.	1,797	848,669
Littelfuse, Inc.	42	10,696
Marvell Technology Group, Ltd.	55	2,615
Mastercard, Inc.	3,849	1,373,862
Maxim Integrated Products, Inc.	1,619	143,524
Methode Electronics, Inc.	1,238	47,391
Microchip Technology, Inc.	102	14,087
Micron Technology, Inc. (1)	4,647	349,361
Microsoft Corp.	50,418	11,213,972
MicroStrategy, Inc. (1)	456	177,179
MKS Instruments, Inc.	466	70,110
MoneyGram International, Inc. (1)	1,732	9,465
Monolithic Power Systems, Inc.	170	62,259
NCR Corp. (1)	1,659	62,329
NETGEAR, Inc. (1)	44	1,788
NIC, Inc.	347	8,963
NortonLifeLock, Inc.	12,103	251,500
NVIDIA Corp.	3,619	1,889,842
ON Semiconductor Corp. (1)	680	22,256
Oracle Corp.	25,192	1,629,670
PagerDuty, Inc. (1)	211	8,799
Palo Alto Networks, Inc. (1)	257	91,335
Paycom Software, Inc. (1)	286	129,344
PayPal Holdings, Inc. (1)	580	135,836
Photronics, Inc. (1)	2,536	28,302
Plantronics, Inc.	303	8,190
Priority Technology Holdings, Inc. (1)	944	6,646
Progress Software Corp.	3,995	180,534
Qorvo, Inc. (1)	1,430	237,766
QUALCOMM, Inc.	13,551	2,064,359

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Rimini Street, Inc. (1)	430	1,905
RingCentral, Inc. - Class A (1)	302	114,449
salesforce.com, Inc. (1)	5,176	1,151,815
Sanmina Corp. (1)	1,716	54,723
Sapiens International Corp. NV	884	27,059
ServiceNow, Inc. (1)	596	328,056
Skyworks Solutions, Inc.	1,732	264,788
Slack Technologies, Inc. - Class A (1)	307	12,968
Smartsheet, Inc. (1)	269	18,639
SolarEdge Technologies, Inc. (1)	67	21,381
SPS Commerce, Inc. (1)	2,195	238,355
Square, Inc. - Class A (1)	3,295	717,124
SS&C Technologies Holdings, Inc.	18,271	1,329,215
StarTek, Inc. (1)	4	30
StoneCo, Ltd. (1)	947	79,472
Stratasys, Ltd. (1)	819	16,970
Sykes Enterprises, Inc. (1)	1,564	58,916
SYNNEX Corp.	2,110	171,838
Tenable Holdings, Inc. (1)	1,474	77,031
Teradyne, Inc.	2,994	358,951
TESSCO Technologies, Inc.	709	4,424
Texas Instruments, Inc.	6,420	1,053,715
Trade Desk, Inc./The (1)	299	239,499
Trimble, Inc. (1)	4,204	280,701
TTEC Holdings, Inc.	817	59,584
Twilio, Inc. - Class A (1)	853	288,741
Ultra Clean Holdings, Inc. (1)	418	13,021
Verint Systems, Inc. (1)	1,223	82,161
Veritone, Inc. (1)	140	3,983
VirnetX Holding Corp. (2)	4,120	20,765
Visa, Inc.	6,189	1,353,720
Vishay Intertechnology, Inc.	4,560	94,438
Vontier Corp. (1)	464	15,498
Xerox Holdings Corp.	10,145	235,263
Xilinx, Inc.	1,980	280,705
Xperi Holding Corp.	3,666	76,619
Zebra Technologies Corp. - Class A (1)	755	290,169
Zoom Video Communications, Inc.- Class A (1)	1,062	358,234
Zscaler, Inc. (1)	435	86,874
		62,745,372

Materials — 1.6%
Avery Dennison Corp.	2,107	326,817
Avient Corp.	270	10,876
Caledonia Mining Corp. PLC	985	15,642

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 69

Schedule of Investments
December 31, 2020

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Celanese Corp.	233	30,276
Chemours Co./The	386	9,569
Coeur Mining, Inc. (1)	365	3,778
Commercial Metals Co.	281	5,772
Corteva, Inc.	4,854	187,947
Dow, Inc.	4,378	242,979
Eastman Chemical Co.	4,983	499,695
Freeport-McMoRan, Inc. - Class B	9,428	245,317
Hawkins, Inc.	202	10,567
Huntsman Corp.	7,534	189,405
Koppers Holdings, Inc. (1)	285	8,881
Linde PLC	2,225	586,310
Louisiana-Pacific Corp.	4,503	167,377
LyondellBasell Industries NV - Class A	2,281	209,076
Minerals Technologies, Inc.	81	5,032
Mosaic Co./The	580	13,346
Newmont Corp.	15,691	939,734
Nucor Corp.	2,818	149,889
O-I Glass, Inc.	1,933	23,003
Olin Corp.	360	8,842
Olympic Steel, Inc.	732	9,758
Packaging Corp. of America	1,369	188,799
PPG Industries, Inc.	3,373	486,454
Ramaco Resources, Inc. (1)	699	2,013
Rayonier Advanced Materials, Inc. (1)	1,319	8,600
Reliance Steel & Aluminum Co.	3,287	393,618
Ryerson Holding Corp. (1)	1,955	26,666
Scotts Miracle-Gro Co./The	2,999	597,221
Sherwin-Williams Co./The	844	620,264
Steel Dynamics, Inc.	2,302	84,875
Stepan Co.	324	38,660
SunCoke Energy, Inc.	327	1,422
Tredegar Corp.	1,090	18,203
Trinseo SA	105	5,377
Tronox Holdings PLC	1,114	16,287
Westlake Chemical Corp.	726	59,242
Westrock Co.	999	43,486
		6,491,075

Real Estate Investment Trust — 1.7%
Altisource Portfolio Solutions SA (1)	1,011	13,022
American Homes 4 Rent - Class A	4,867	146,010
American Tower Corp.	4,213	945,650
Ashford Hospitality Trust, Inc.	1,018	2,637
AvalonBay Communities, Inc.	493	79,092
CareTrust REIT, Inc.	1,332	29,544

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
CatchMark Timber Trust, Inc.	529	4,951
CBL & Associates Properties, Inc. (1)	7,569	314
Clipper Realty, Inc.	61	430
Columbia Property Trust, Inc.	5,462	78,325
Community Healthcare Trust, Inc.	350	16,489
CorEnergy Infrastructure Trust, Inc.	1,927	13,200
CorePoint Lodging, Inc.	547	3,763
Corporate Office Properties Trust	3,465	90,367
CubeSmart	8,711	292,777
DiamondRock Hospitality Co.	545	4,496
EastGroup Properties, Inc.	476	65,717
Equinix, Inc.	549	392,085
Essex Property Trust, Inc.	1,135	269,472
Extra Space Storage, Inc.	3,755	435,054
Gaming and Leisure Properties, Inc.	3,525	149,460
Getty Realty Corp.	1,105	30,432
Gladstone Commercial Corp.	62	1,116
Healthcare Realty Trust, Inc.	8,727	258,319
Healthcare Trust of America, Inc. - Class A	5,435	149,680
Hersha Hospitality Trust	1,175	9,271
Highwoods Properties, Inc.	3,028	120,000
Host Hotels & Resorts, Inc.	2,429	35,536
Iron Mountain, Inc.	2,157	63,588
Lamar Advertising Co. - Class A	6,366	529,779
Life Storage, Inc.	240	28,654
LTC Properties, Inc.	10,596	412,290
National Health Investors, Inc.	2,560	177,075
National Storage Affiliates Trust	837	30,157
Newmark Group, Inc.	830	6,051
Omega Healthcare Investors, Inc.	2,079	75,509
Paramount Group, Inc.	207	1,871
Park Hotels & Resorts, Inc.	2,596	44,521
Piedmont Office Realty Trust, Inc.	7,090	115,071
PotlatchDeltic Corp.	651	32,563
PS Business Parks, Inc.	1,147	152,402
Public Storage	1,899	438,536
Retail Opportunity Investments Corp.	5,535	74,114
Ryman Hospitality Properties, Inc.	114	7,725
Sabra Health Care REIT, Inc.	892	15,494
SBA Communications Corp.	405	114,263
Service Properties Trust	8,279	95,126
Simon Property Group, Inc.	7,151	609,837
Spirit MTA REIT Liquidating Trust (1)(7)	3,461	0
Tanger Factory Outlet Centers, Inc. (2)	1,830	18,227
Universal Health Realty Income Trust	62	3,985
Urstadt Biddle Properties, Inc. - Class A	1,152	16,278

The accompanying notes are an integral part of these financial statements

Page 70	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Welltower, Inc.	1,941	125,427
		6,825,752
Utilities — 1.2%
Alliant Energy Corp.	850	43,801
American Water Works Co., Inc.	3,787	581,191
Eversource Energy	1,479	127,948
MDU Resources Group, Inc.	17,427	459,027
NextEra Energy, Inc.	16,950	1,307,693
NorthWestern Corp.	1,149	66,998
NRG Energy, Inc.	6,517	244,713
Public Service Enterprise Group, Inc.	10,137	590,987
Southwest Gas Holdings, Inc.	1,466	89,060
UGI Corp.	8,228	287,651
Vistra Corp.	3,912	76,910
WEC Energy Group, Inc.	2,499	229,983
Xcel Energy, Inc.	7,648	509,865
		4,615,827

Total Common Stocks (Cost $155,542,551)		219,062,426

Registered Investment Companies — 29.6%
Baird Core Plus Bond Fund - Class I	603,061	7,321,166
Dodge & Cox Income Fund	410,758	6,017,609
DoubleLine Total Return Bond Fund - Class I	378,262	4,047,401
Guggenheim Total Return Bond Fund - Class I	103,257	3,066,728
iShares Core U.S. Aggregate Bond ETF (8)	85,529	10,108,673
iShares JP Morgan USD Emerging Markets Bond ETF (8)	149,108	17,283,108
Lord Abbett High Yield Fund - Class I	942,922	7,024,770
Payden Emerging Markets Bond Fund - Class I	128,895	1,790,352
PGIM Total Return Bond Fund - Class R6	408,384	6,170,681
Pioneer Bond Fund - Class Y	468,946	4,750,421
Segall Bryant & Hamill Plus Bond Fund - Class I	468,317	5,217,049
SPDR Bloomberg Barclays High Yield Bond ETF (8)	108,057	11,771,730
TCW Emerging Markets Income Fund - Class I	388,820	3,308,862
Vanguard Intermediate-Term Corporate Bond ETF (8)	44,109	4,284,748
Vanguard Total Bond Market ETF (8)	98,676	8,702,236

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — continued
Xtrackers USD High Yield Corporate Bond ETF (8)	328,677	16,463,432
Total Registered Investment Companies (Cost $109,536,724)		117,328,966

Money Market Registered Investment Companies — 13.0%
Meeder Institutional Prime Money Market Fund, 0.08% (4)	51,618,916	51,634,402
Morgan Stanley Government Institutional Fund, 0.03% (3)	33,506	33,506
Total Money Market Registered Investment Companies (Cost $51,641,272)		51,667,908

Bank Obligations — 0.2%
First Merchants Bank Deposit Account, 0.75%, 1/4/2021 (5)	248,088	248,088
Metro City Bank Deposit Account, 0.10%, 1/4/2021 (5)	248,220	248,220
Pacific Mercantile Bank Deposit Account, 0.10%, 1/4/2021 (5)	246,825	246,825
Total Bank Obligations (Cost $743,133)		743,133
Total Investments — 98.1% (Cost $317,463,680)		388,802,433
Other Assets less Liabilities — 1.9%		7,695,540
Total Net Assets — 100.0%		396,497,973

Trustee Deferred Compensation (6)
Meeder Balanced Fund - Retail Class	2,766	35,460
Meeder Dynamic Allocation Fund - Retail Class	6,962	93,221
Meeder Muirfield Fund - Retail Class	4,603	37,745
Meeder Conservative Allocation Fund - Retail Class	819	19,582
Total Trustee Deferred Compensation (Cost $154,070)		186,008

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 71

Schedule of Investments
December 31, 2020

Balanced Fund
	Net Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	231	3/19/2021	24,610,740	396,268
Mini MSCI Emerging Markets Index Futures	107	3/19/2021	6,891,870	206,974
Russell 2000 Mini Index Futures	24	3/19/2021	2,369,760	63,440
Standard & Poors 500 Mini Futures	103	3/19/2021	19,306,320	553,409
E-mini Standard & Poors MidCap 400 Futures	22	3/19/2021	5,067,700	156,279
Total Futures Contracts	487		58,246,390	1,376,370

(1)	Represents non-income producing securities.
(2)	All or a portion of this security is on loan.
(3)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2020.
(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2020.
(5)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2020. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(6)	Assets of affiliates to the Balanced Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(7)	Fair valued security deemed as Level 3 security.
(8)	Exchange-traded fund.
(9)	Preferred stock.

The accompanying notes are an integral part of these financial statements

Page 72	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 36.4%
Communication Services — 3.7%
Activision Blizzard, Inc.	4,103	380,964
Alphabet, Inc. - Class A (1)	286	501,255
Alphabet, Inc. - Class C (1)	761	1,333,181
AMC Entertainment Holdings, Inc. - Class A (2)	379	803
Cinemark Holdings, Inc.	228	3,969
Comcast Corp. - Class A	11,888	622,931
Cumulus Media, Inc. (1)	12	105
DISH Network Corp. (1)	460	14,876
Electronic Arts, Inc.	1,607	230,765
EW Scripps Co./The	43	657
Facebook, Inc. (1)	5,017	1,370,444
Fluent, Inc. (1)	66	350
Frontier Communications Corp. (1)	1,310	117
Glu Mobile, Inc. (1)	581	5,235
Gogo, Inc. (1)	150	1,445
Gray Television, Inc. (1)	754	13,489
IDT Corp. - Class B (1)	184	2,274
Interpublic Group of Cos., Inc./The	9,319	219,183
Lee Enterprises, Inc. (1)	1,275	1,607
Liberty TripAdvisor Holdings, Inc. (1)	300	1,302
Lions Gate Entertainment Corp. - Class A (1)	684	7,777
Meredith Corp.	97	1,862
Netflix, Inc. (1)	760	410,955
News Corp.	1,268	22,786
Nexstar Media Group, Inc.	438	47,825
Omnicom Group, Inc.	5,011	312,536
Pinterest, Inc. - Class A (1)	761	50,150
Roku, Inc. - Class A (1)	265	87,985
Spotify Technology SA (1)	326	102,579
Take-Two Interactive Software, Inc. (1)	160	33,246
TechTarget, Inc. (1)	379	22,403
TEGNA, Inc.	637	8,886
Telephone and Data Systems, Inc.	718	13,333
Tribune Publishing Co.	109	1,493
Twitter, Inc. (1)	404	21,877
Verizon Communications, Inc.	12,298	722,508
World Wrestling Entertainment, Inc. - Class A	462	22,199
Yelp, Inc. (1)	138	4,508
		6,599,860

Consumer Discretionary — 4.8%
Abercrombie & Fitch Co.	39	794
Adient PLC (1)	27	939
Amazon.com, Inc. (1)	691	2,250,539

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
American Public Education, Inc. (1)	12	366
Aramark	386	14,853
Aspen Group, Inc./CO (1)	9	100
At Home Group, Inc. (1)	138	2,133
AutoNation, Inc. (1)	63	4,397
Best Buy Co., Inc.	2,318	231,313
Big Lots, Inc.	66	2,833
BorgWarner, Inc.	357	13,794
Boyd Gaming Corp.	259	11,116
Brinker International, Inc.	173	9,787
Buckle, Inc./The	85	2,482
Caleres, Inc.	224	3,506
Camping World Holdings, Inc.	689	17,948
Capri Holdings, Ltd. (1)	289	12,138
CarParts.com, Inc. (1)	832	10,308
Carvana Co. (1)	12	2,874
Chipotle Mexican Grill, Inc. (1)	230	318,943
Churchill Downs, Inc.	51	9,934
Container Store Group, Inc./The (1)	94	897
Cooper Tire & Rubber Co.	99	4,010
Cracker Barrel Old Country Store, Inc.	199	26,252
Crocs, Inc. (1)	1,821	114,104
Dana, Inc.	468	9,135
Darden Restaurants, Inc.	240	28,589
Dave & Buster’s Entertainment, Inc.	57	1,711
Del Taco Restaurants, Inc.	111	1,006
Designer Brands, Inc. - Class A	186	1,423
Dillard’s, Inc. - Class A	27	1,702
Dollar General Corp.	1,377	289,583
Dollar Tree, Inc. (1)	481	51,967
Domino’s Pizza, Inc.	146	55,985
DR Horton, Inc.	2,355	162,307
eBay, Inc.	1,525	76,631
Etsy, Inc. (1)	198	35,226
Everi Holdings, Inc. (1)	57	787
Extended Stay America, Inc.	872	12,914
Fiesta Restaurant Group, Inc. (1)	132	1,505
Fossil Group, Inc. (1)	176	1,526
Fox Factory Holding Corp. (1)	40	4,228
Franchise Group, Inc.	63	1,918
Gap, Inc./The	93	1,878
General Motors Co.	4,910	204,452
Genesco, Inc. (1)	38	1,143
GoPro, Inc. (1)	84	696
Greenlane Holdings, Inc. (1)	175	693
Group 1 Automotive, Inc.	59	7,737
GrowGeneration Corp. (1)	151	6,073

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 73

Schedule of Investments
December 31, 2020

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Guess?, Inc.	113	2,556
Hanesbrands, Inc.	499	7,275
Harley-Davidson, Inc.	339	12,441
Hibbett Sports, Inc. (1)	242	11,176
Houghton Mifflin Harcourt Co. (1)	245	816
International Game Technology PLC	426	7,216
Kohl’s Corp.	316	12,858
L Brands, Inc.	420	15,620
Lakeland Industries, Inc. (1)	409	11,145
Lands’ End, Inc. (1)	100	2,157
Las Vegas Sands Corp.	462	27,535
Lear Corp.	156	24,809
Lennar Corp. - Class A	336	25,613
Lovesac Co./The (1)	23	991
Lowe’s Cos., Inc.	3,857	619,087
Lululemon Athletica, Inc. (1)	240	83,527
Lumber Liquidators Holdings, Inc. (1)	201	6,179
M/I Homes, Inc. (1)	198	8,769
Malibu Boats, Inc. (1)	126	7,867
MarineMax, Inc. (1)	84	2,943
Marriott International, Inc./MD	31	4,090
McDonald’s Corp.	2,701	579,581
Meritage Homes Corp. (1)	290	24,018
MGM Resorts International	240	7,562
Modine Manufacturing Co. (1)	301	3,781
Nathan’s Famous, Inc.	23	1,270
Nautilus, Inc. (1)	144	2,612
NIKE, Inc. - Class B	1,918	271,339
Nordstrom, Inc.	57	1,779
ODP Corp./The	249	7,296
Overstock.com, Inc. (1)	84	4,029
Party City Holdco, Inc. (1)	244	1,501
Penn National Gaming, Inc. (1)	348	30,057
Polaris, Inc.	112	10,671
Pool Corp.	34	12,665
PulteGroup, Inc.	3,964	170,928
Purple Innovation, Inc. (1)	244	8,037
Qurate Retail, Inc. - Class A	1,756	19,263
Red Rock Resorts, Inc.	271	6,786
Rent-A-Center, Inc./TX	3,572	136,772
RTW Retailwinds, Inc. (1)	450	6
Scientific Games Corp. (1)	156	6,472
Sleep Number Corp. (1)	68	5,566
Sonic Automotive, Inc.	171	6,595
Starbucks Corp.	3,277	350,573
Sturm Ruger & Co., Inc.	105	6,832
Superior Industries International, Inc. (1)	416	1,701

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Tapestry, Inc.	236	7,335
Target Corp.	1,207	213,072
Tesla, Inc. (1)	1,399	987,232
Texas Roadhouse, Inc.	204	15,945
Thor Industries, Inc.	776	72,160
TopBuild Corp. (1)	31	5,706
Town Sports International Holdings, Inc. (1)	961	240
Tupperware Brands Corp. (1)	91	2,947
Urban Outfitters, Inc. (1)	114	2,918
Vista Outdoor, Inc. (1)	59	1,402
VOXX International Corp. (1)	110	1,404
Waitr Holdings, Inc. (1)	190	528
Wayfair, Inc. (1)	27	6,097
Wendy’s Co./The	442	9,689
Williams-Sonoma, Inc.	112	11,406
Wingstop, Inc.	292	38,705
Winnebago Industries, Inc.	1,618	96,983
Wyndham Destinations, Inc.	1,121	50,288
XPEL, Inc. (1)	68	3,506
Yum China Holdings, Inc.	986	56,291
Yum! Brands, Inc.	1,652	179,341
		8,362,732

Consumer Staples — 1.1%
Andersons, Inc./The	166	4,069
BJ’s Wholesale Club Holdings, Inc. (1)	54	2,013
Bunge, Ltd.	5,023	329,408
Conagra Brands, Inc.	982	35,607
Costco Wholesale Corp.	117	44,083
Darling Ingredients, Inc. (1)	2,004	115,591
General Mills, Inc.	6,879	404,485
Ingredion, Inc.	111	8,732
Kroger Co./The	2,338	74,255
Molson Coors Beverage Co. - Class B	2,199	99,373
Natural Grocers by Vitamin Cottage, Inc.	83	1,140
Nu Skin Enterprises, Inc.	142	7,757
PepsiCo, Inc.	2,103	311,875
Performance Food Group Co. (1)	292	13,902
Rite Aid Corp. (1)	156	2,469
SpartanNash Co.	237	4,126
Tyson Foods, Inc.	640	41,242
United Natural Foods, Inc. (1)	169	2,699
Walgreens Boots Alliance, Inc.	93	3,709
Walmart, Inc.	2,766	398,719
		1,905,254

The accompanying notes are an integral part of these financial statements

Page 74	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Energy — 0.3%
Amplify Energy Corp.	719	942
Antero Resources Corp. (1)	1,230	6,704
Apache Corp.	437	6,201
Archrock, Inc.	672	5,820
Ardmore Shipping Corp.	241	788
Aspen Aerogels, Inc. (1)	282	4,707
Bonanza Creek Energy, Inc. (1)	236	4,562
Brigham Minerals, Inc.	325	3,572
Cabot Oil & Gas Corp.	1,110	18,071
Cactus, Inc. - Class A	502	13,087
Centennial Resource Development, Inc./DE - Class A (1)	1,087	1,631
Chaparral Energy, Inc. A Warrants (1)(7)	1	0
Chaparral Energy, Inc. B Warrants (1)(7)	1	0
Chesapeake Energy Corp. (1)	54	82
Cimarex Energy Co.	896	33,609
Clean Energy Fuels Corp. (1)	804	6,319
CNX Resources Corp. (1)	340	3,672
Concho Resources, Inc.	849	49,539
ConocoPhillips	3,121	124,809
CONSOL Energy, Inc. (1)	161	1,161
Continental Resources, Inc./OK	284	4,629
Delek US Holdings, Inc.	103	1,655
DHT Holdings, Inc.	613	3,206
Diamondback Energy, Inc.	140	6,776
DMC Global, Inc.	20	865
Dorian LPG, Ltd. (1)	320	3,901
Earthstone Energy, Inc. - Class A (1)	40	213
EOG Resources, Inc.	1,398	69,718
EQT Corp.	889	11,299
Exterran Corp. (1)	92	407
Extraction Oil & Gas, Inc. (1)	568	16
Frank’s International NV (1)	352	964
Golar LNG, Ltd.	157	1,513
Gulfport Energy Corp. (1)	53	2
Hallador Energy Co.	121	178
Hess Corp.	215	11,350
International Seaways, Inc.	104	1,698
KLX Energy Services Holdings, Inc. (1)	127	820
Laredo Petroleum, Inc. (1)	304	5,989
Liberty Oilfield Services, Inc. - Class A	717	7,392
Matador Resources Co. (1)	444	5,355
Nabors Industries, Ltd.	71	4,134
NextDecade Corp. (1)	179	374
NexTier Oilfield Solutions, Inc. (1)	354	1,218
Nine Energy Service, Inc. (1)	483	1,314

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Nordic American Tankers, Ltd.	389	1,148
NOV, Inc. (1)	722	9,913
Oasis Petroleum, Inc. Warrants (1)(7)	3	0
Oceaneering International, Inc. (1)	732	5,819
Pacific Ethanol,, Inc. (1)	2	11
Parsley Energy, Inc.	947	13,447
Patterson-UTI Energy, Inc.	304	1,599
PDC Energy, Inc. (1)	409	8,397
Peabody Energy Corp.	408	983
Phillips 66	351	24,549
Pioneer Natural Resources Co.	315	35,875
Profire Energy, Inc. (1)	11	9
ProPetro Holding Corp. (1)	1,536	11,351
Range Resources Corp.	497	3,330
Renewable Energy Group, Inc. (1)	104	7,365
Schlumberger NV	724	15,805
Scorpio Tankers, Inc.	57	638
SilverBow Resources, Inc. (1)	218	1,158
Southwestern Energy Co. (1)	1,586	4,726
Superior Energy Services, Inc. (1)	64	3
Talos Energy, Inc. (1)	63	519
Teekay Corp. (1)	502	1,079
W&T Offshore, Inc. (1)	1,085	2,354
Westmoreland Coal Co. (1)(7)	773	0
Whiting Petroleum Corp. (1)	35	875
Whiting Petroleum Corporation A Warrants (1)	26	46
Whiting Petroleum Corporation B Warrants (1)(2)	12	23
World Fuel Services Corp.	500	15,580
WPX Energy, Inc. (1)	794	6,471
		603,335

Financials — 3.0%
AGNC Investment Corp.	2,535	39,546
Allstate Corp./The	138	15,170
Ally Financial, Inc.	3,147	112,222
American Equity Investment Life Holding Co.	220	6,085
American Express Co.	429	51,870
Ameriprise Financial, Inc.	274	53,246
Ameris Bancorp	787	29,961
Arbor Realty Trust, Inc.	246	3,488
Artisan Partners Asset Management, Inc. - Class A	1,037	52,203
Associated Banc-Corp	3,073	52,395
Axos Financial, Inc. (1)	341	12,798
BancorpSouth Bank	718	19,702

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 75

Schedule of Investments
December 31, 2020

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Bank of America Corp.	16,248	492,477
Bank of NT Butterfield & Son, Ltd./The	492	15,331
BankUnited, Inc.	846	29,424
Bar Harbor Bankshares	24	542
Berkshire Hathaway, Inc. - Class B (1)	5,127	1,188,797
Charles Schwab Corp./The	201	10,661
Chimera Investment Corp.	214	2,194
Citigroup, Inc.	2,393	147,552
Citizens Financial Group, Inc.	1,490	53,282
Civista Bancshares, Inc.	499	8,747
CNO Financial Group, Inc.	1,485	33,012
Columbia Banking System, Inc.	144	5,170
Comerica, Inc.	83	4,636
Curo Group Holdings Corp.	950	13,614
Customers Bancorp, Inc. (1)	478	8,690
East West Bancorp, Inc.	779	39,503
Eaton Vance Corp.	314	21,330
Elevate Credit, Inc. (1)	771	3,076
Ellington Residential Mortgage REIT	1,041	13,575
Enova International, Inc. (1)	374	9,264
Esquire Financial Holdings, Inc. (1)	69	1,324
Evercore, Inc. - Class A	154	16,885
Farmers National Banc Corp.	70	929
Fifth Third Bancorp	4,349	119,902
First Citizens BancShares, Inc./NC - Class A	37	21,248
First Financial Bancorp	899	15,759
First Horizon Corp.	187	2,386
First Republic Bank/CA	442	64,943
FNCB Bancorp, Inc.	124	794
Goosehead Insurance, Inc.	148	18,464
Great Ajax Corp.	1,645	17,207
Hartford Financial Services Group, Inc./The	230	11,265
HBT Financial, Inc.	215	3,257
Heartland Financial USA, Inc.	452	18,247
Hilltop Holdings, Inc.	1,114	30,646
Houlihan Lokey, Inc. - Class A	441	29,648
Huntington Bancshares, Inc./OH	1,477	18,655
JPMorgan Chase & Co.	3,129	397,602
KeyCorp	1,415	23,220
Kinsale Capital Group, Inc.	264	52,834
Lakeland Financial Corp.	3	161
LendingClub Corp. (1)	85	898
LPL Financial Holdings, Inc.	316	32,934
M&T Bank Corp.	132	16,804
Medley Management, Inc.	27	216
Meta Financial Group, Inc.	127	4,643
MetLife, Inc.	891	41,832

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Metrocity Bankshares, Inc.	317	4,571
Mid Penn Bancorp, Inc.	3	66
Morgan Stanley	2,781	190,582
Mr Cooper Group, Inc. (1)	941	29,199
NewStar Financial Contingent Value Rights (1)(7)	31	0
Northrim BanCorp, Inc.	388	13,173
OneMain Holdings, Inc.	426	20,516
Oppenheimer Holdings, Inc.	851	26,747
PennyMac Financial Services, Inc.	855	56,105
PennyMac Mortgage Investment Trust	615	10,818
People’s United Financial, Inc.	647	8,366
Pinnacle Financial Partners, Inc.	163	10,497
PJT Partners, Inc.	481	36,195
PNC Financial Services Group, Inc./The	676	100,724
Popular, Inc.	297	16,727
Progressive Corp./The	1,622	160,383
ProSight Global, Inc. (1)	16	205
Prudential Financial, Inc.	1,119	87,360
Pzena Investment Management, Inc. - Class A	929	6,782
QCR Holdings, Inc.	252	9,977
RBB Bancorp	509	7,828
Ready Capital Corp.	750	9,338
Regions Financial Corp.	6,024	97,107
Sandy Spring Bancorp, Inc.	7	225
Siebert Financial Corp. (1)	123	517
Signature Bank/New York NY	234	31,658
Silvercrest Asset Management Group, Inc.	99	1,375
Simmons First National Corp.	159	3,433
SLM Corp.	816	10,110
South State Corp.	54	3,904
State Street Corp.	1,271	92,503
Stewart Information Services Corp.	1,873	90,578
StoneX Group, Inc. (1)	110	6,369
SVB Financial Group (1)	160	62,053
Synchrony Financial	5,868	203,678
Synovus Financial Corp.	62	2,007
Truist Financial Corp.	3,229	154,766
UMB Financial Corp.	412	28,424
United Community Banks, Inc./GA	867	24,657
Valley National Bancorp	1,343	13,094
Veritex Holdings, Inc.	1	26
Virtu Financial, Inc.	1,300	32,721
Virtus Investment Partners, Inc.	145	31,465
Walker & Dunlop, Inc.	611	56,224
Wells Fargo & Co.	917	27,675

The accompanying notes are an integral part of these financial statements

Page 76	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Western Alliance Bancorp	530	31,774
		5,324,768

Healthcare — 6.9%
89bio, Inc. (1)	15	366
Abbott Laboratories	2,091	228,944
AbbVie, Inc.	6,814	730,120
AcelRx Pharmaceuticals, Inc. (1)	2,706	3,355
Affimed NV (1)	628	3,655
AgeX Therapeutics, Inc. (1)	108	164
Agilent Technologies, Inc.	1,739	206,054
Albireo Pharma, Inc. (1)	2	75
Alexion Pharmaceuticals, Inc. (1)	990	154,678
Align Technology, Inc. (1)	176	94,051
Alkermes PLC (1)	935	18,653
Allakos, Inc. (1)	68	9,520
Allscripts Healthcare Solutions, Inc. (1)	372	5,372
Alnylam Pharmaceuticals, Inc. (1)	212	27,554
Amgen, Inc.	2,164	497,547
Amicus Therapeutics, Inc. (1)	224	5,172
Amneal Pharmaceuticals, Inc. - Class A (1)	1,005	4,593
Anthem, Inc.	510	163,756
Apellis Pharmaceuticals, Inc. (1)	144	8,237
Applied Therapeutics, Inc. (1)	42	924
Arcturus Therapeutics Holdings, Inc. (1)	56	2,429
Arcutis Biotherapeutics, Inc. (1)	77	2,166
Arena Pharmaceuticals, Inc. (1)	118	9,066
Arrowhead Pharmaceuticals, Inc. (1)	187	14,349
Assembly Biosciences, Inc. (1)	161	974
Assertio Holdings, Inc. (1)	874	313
Atara Biotherapeutics, Inc. (1)	139	2,729
Avantor, Inc. (1)	574	16,158
Axsome Therapeutics, Inc. (1)	29	2,363
Baxter International, Inc.	124	9,950
Beam Therapeutics, Inc. (1)	121	9,878
Beyondspring, Inc. (1)	32	390
BioDelivery Sciences International, Inc. (1)	1,905	8,001
Biogen, Inc. (1)	7	1,714
Bio-Rad Laboratories, Inc. (1)	8	4,664
Bio-Techne Corp.	100	31,755
Bioxcel Therapeutics, Inc. (1)	83	3,835
Blueprint Medicines Corp. (1)	128	14,355
Bridgebio Pharma, Inc. (1)	99	7,040
Bristol-Myers Squibb Co.	6,446	399,845
Calyxt, Inc. (1)	27	114
Cardinal Health, Inc.	2,988	160,037
CareDx, Inc. (1)	153	11,085

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
CASI Pharmaceuticals, Inc. (1)	102	301
Castle Biosciences, Inc. (1)	69	4,633
Catalent, Inc. (1)	645	67,125
Catalyst Pharmaceuticals, Inc. (1)	1,537	5,134
cbdMD, Inc. (1)	26	77
Celcuity, Inc. (1)	82	751
Centene Corp. (1)	751	45,083
Centogene NV (1)	95	1,024
Cerecor, Inc. (1)	197	520
Cerner Corp.	3,008	236,068
Charles River Laboratories International, Inc. (1)	215	53,720
Chemed Corp.	114	60,718
ChemoCentryx, Inc. (1)	237	14,675
Co-Diagnostics, Inc. (1)	92	856
Community Health Systems, Inc. (1)	451	3,351
Computer Programs and Systems, Inc.	83	2,228
Concert Pharmaceuticals, Inc. (1)	27	341
Conformis, Inc. (1)	569	376
Constellation Pharmaceuticals, Inc. (1)	75	2,160
Corcept Therapeutics, Inc. (1)	146	3,819
Cross Country Healthcare, Inc. (1)	64	568
CVS Health Corp.	4,664	318,551
Cymabay Therapeutics, Inc. (1)	649	3,725
Danaher Corp.	954	211,922
Deciphera Pharmaceuticals, Inc. (1)	107	6,106
Denali Therapeutics, Inc. (1)	125	10,470
DENTSPLY SIRONA, Inc.	961	50,318
Editas Medicine, Inc. (1)	126	8,834
Edwards Lifesciences Corp. (1)	1,372	125,168
Eidos Therapeutics, Inc. (1)	39	5,132
Elanco Animal Health, Inc. Contingent Value Rights (1)(7)	162	0
ElectroCore, Inc. (1)	30	47
Eli Lilly and Co.	1,846	311,679
Eloxx Pharmaceuticals, Inc. (1)	121	482
Emergent BioSolutions, Inc. (1)	341	30,554
Endo International PLC (1)	1,274	9,147
Enochian Biosciences, Inc. (1)	37	109
Ensign Group, Inc./The	112	8,167
Evelo Biosciences, Inc. (1)	103	1,245
Exact Sciences Corp. (1)	264	34,977
Exelixis, Inc. (1)	1,142	22,920
Fate Therapeutics, Inc. (1)	160	14,549
Five Prime Therapeutics, Inc. (1)	106	1,803
Fulgent Genetics, Inc. (1)	24	1,250
Geron Corp. (1)	381	606

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 77

Schedule of Investments
December 31, 2020

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Gilead Sciences, Inc.	4,062	236,652
Globus Medical, Inc. (1)	180	11,740
HCA Healthcare, Inc.	414	68,086
Hill-Rom Holdings, Inc.	765	74,947
Horizon Therapeutics Plc (1)	1,699	124,282
Humana, Inc.	414	169,852
IGM Biosciences, Inc. (1)	12	1,059
Illumina, Inc. (1)	164	60,680
ImmunoGen, Inc. (1)	407	2,625
Immunovant, Inc. (1)	54	2,494
Inogen, Inc. (1)	64	2,860
Inovio Pharmaceuticals, Inc. (1)	215	1,903
Insmed, Inc. (1)	112	3,728
Insulet Corp. (1)	29	7,413
Intellia Therapeutics, Inc. (1)	171	9,302
Intersect ENT, Inc. (1)	16	366
Invitae Corp. (1)	214	8,947
Iovance Biotherapeutics, Inc. (1)	343	15,915
iRhythm Technologies, Inc. (1)	42	9,963
Jazz Pharmaceuticals PLC (1)	83	13,699
Johnson & Johnson	7,381	1,161,622
Jounce Therapeutics, Inc. (1)	107	749
Kodiak Sciences, Inc. (1)	82	12,047
Kura Oncology, Inc. (1)	331	10,810
LHC Group, Inc. (1)	5	1,067
MacroGenics, Inc. (1)	196	4,481
Mallinckrodt PLC (1)(2)	30	6
MannKind Corp. (1)	564	1,765
Marinus Pharmaceuticals, Inc. (1)	99	1,208
McKesson Corp.	571	99,308
Medtronic PLC	5,903	691,477
MEI Pharma, Inc. (1)	82	216
Merck & Co., Inc.	9,640	788,552
Mersana Therapeutics, Inc. (1)	667	17,749
Mettler-Toledo International, Inc. (1)	11	12,536
Mirati Therapeutics, Inc. (1)	99	21,744
Moderna, Inc. (1)	595	62,160
Molina Healthcare, Inc. (1)	29	6,168
Morphic Holding, Inc. (1)	98	3,288
Myriad Genetics, Inc. (1)	116	2,294
NantKwest, Inc. (1)	307	4,092
Natera, Inc. (1)	172	17,117
National HealthCare Corp.	9	598
Neurocrine Biosciences, Inc. (1)	104	9,968
NextGen Healthcare, Inc. (1)	540	9,850
Novavax, Inc. (1)	120	13,381
Novocure, Ltd. (1)	41	7,095

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Ocular Therapeutix, Inc. (1)	551	11,406
Oncocyte Corp. (1)	240	574
Organogenesis Holdings, Inc. (1)	140	1,054
Osmotica Pharmaceuticals PLC (1)	431	1,776
Owens & Minor, Inc.	292	7,899
Pacific Biosciences of California, Inc. (1)	394	10,220
Palatin Technologies, Inc. (1)	1,854	1,253
PerkinElmer, Inc.	348	49,938
Perrigo Co. PLC	1,684	75,308
Pfizer, Inc.	13,035	479,818
PolarityTE, Inc. (1)	252	171
PRA Health Sciences, Inc. (1)	189	23,708
Precigen, Inc. (1)(2)	267	2,723
Quest Diagnostics, Inc.	324	38,611
Quidel Corp. (1)	5	898
Regeneron Pharmaceuticals, Inc. (1)	458	221,264
Replimune Group, Inc. (1)	73	2,785
ResMed, Inc.	167	35,498
REVOLUTION Medicines, Inc. (1)	48	1,900
Rhythm Pharmaceuticals, Inc. (1)	323	9,603
Rocket Pharmaceuticals, Inc. (1)	114	6,252
Sangamo Therapeutics, Inc. (1)	327	5,103
Scholar Rock Holding Corp. (1)	71	3,446
Seagen, Inc. (1)	332	58,146
Senseonics Holdings, Inc. (1)	145	126
Seres Therapeutics, Inc. (1)	149	3,651
Solid Biosciences, Inc. (1)	167	1,266
Sorrento Therapeutics, Inc. (1)	459	3,133
Spectrum Pharmaceuticals, Inc. (1)	378	1,289
SpringWorks Therapeutics, Inc. (1)	42	3,046
STERIS PLC	590	111,829
Stryker Corp.	1,090	267,094
Supernus Pharmaceuticals, Inc. (1)	246	6,189
Surgery Partners, Inc. (1)	65	1,886
Sutro Biopharma, Inc. (1)	105	2,280
Syros Pharmaceuticals, Inc. (1)	365	3,960
Teladoc Health, Inc. (1)	114	22,795
Tenet Healthcare Corp. (1)	346	13,816
TG Therapeutics, Inc. (1)	286	14,878
Thermo Fisher Scientific, Inc.	433	201,683
TransEnterix, Inc. (1)	359	224
Translate Bio, Inc. (1)	163	3,004
Turning Point Therapeutics, Inc. (1)	132	16,084
Twist Bioscience Corp. (1)	111	15,683
Ultragenyx Pharmaceutical, Inc. (1)	96	13,289
United Therapeutics Corp. (1)	458	69,520
UnitedHealth Group, Inc.	1,817	637,186

The accompanying notes are an integral part of these financial statements

Page 78	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Universal Health Services, Inc. - Class B	251	34,513
Vanda Pharmaceuticals, Inc. (1)	600	7,884
Veeva Systems, Inc. (1)	237	64,523
Veracyte, Inc. (1)	263	12,871
Vertex Pharmaceuticals, Inc. (1)	971	229,486
Viatris, Inc. (1)	2,434	45,613
Viela Bio, Inc. (1)	7	252
West Pharmaceutical Services, Inc.	347	98,309
XBiotech, Inc. (1)	378	5,916
Xencor, Inc. (1)	131	5,716
Zimmer Biomet Holdings, Inc.	1,312	202,166
ZIOPHARM Oncology, Inc. (1)	370	932
Zoetis, Inc. - Class A	2,745	454,298
		11,970,894

Industrials — 3.2%
3M Co.	1,839	321,439
AGCO Corp.	429	44,226
Allegiant Travel Co.	142	26,872
Alpha Pro Tech, Ltd. (1)	231	2,576
Altra Industrial Motion Corp.	202	11,197
ArcBest Corp.	369	15,745
Arcosa, Inc.	660	36,254
Argan, Inc.	79	3,515
ASGN, Inc. (1)	137	11,444
Astec Industries, Inc.	105	6,077
Atkore International Group, Inc. (1)	803	33,011
Atlas Air Worldwide Holdings, Inc. (1)	21	1,145
Axon Enterprise, Inc. (1)	108	13,233
AZZ, Inc.	337	15,987
BG Staffing, Inc.	65	877
BMC Stock Holdings, Inc. (1)	387	20,774
Boise Cascade Co.	919	43,928
CAI International, Inc.	25	781
Caterpillar, Inc.	764	139,063
Cintas Corp.	412	145,626
Comfort Systems USA, Inc.	538	28,331
Commercial Vehicle Group, Inc. (1)	591	5,112
Copart, Inc. (1)	1,120	142,520
CoreCivic, Inc.	622	4,074
CoreLogic, Inc./United States	531	41,057
Covenant Logistics Group, Inc. (1)	194	2,873
CSX Corp.	770	69,878
Cummins, Inc.	2,329	528,916
Deere & Co.	351	94,437
Eaton Corp. PLC	1,175	141,165
EMCOR Group, Inc.	957	87,527

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Emerson Electric Co.	659	52,964
EnerSys	111	9,220
Fastenal Co.	1,427	69,680
FedEx Corp.	422	109,560
Generac Holdings, Inc. (1)	103	23,423
General Electric Co.	2,535	27,378
GrafTech International, Ltd.	686	7,313
Greenbrier Cos., Inc./The	11	400
HEICO Corp.	147	19,463
Herc Holdings, Inc. (1)	123	8,168
Herman Miller, Inc.	216	7,301
Hertz Global Holdings, Inc. (1)	407	521
HNI Corp.	250	8,615
Huntington Ingalls Industries, Inc.	234	39,892
JB Hunt Transport Services, Inc.	74	10,112
Kelly Services, Inc. - Class A	331	6,809
Kforce, Inc.	86	3,620
Kimball International, Inc. - Class B	536	6,405
L B Foster Co. - Class A (1)	85	1,279
Lawson Products, Inc./DE (1)	27	1,375
Lockheed Martin Corp.	1,417	503,007
LSC Communications, Inc. (1)	1,143	23
Manitowoc Co., Inc./The (1)	18	240
ManpowerGroup, Inc.	1,775	160,070
Matson, Inc.	280	15,952
Maxar Technologies, Inc.	192	7,409
McGrath RentCorp	41	2,751
Meritor, Inc. (1)	150	4,187
Miller Industries, Inc./TN	443	16,843
Moog, Inc.	530	42,029
MSC Industrial Direct Co., Inc.	707	59,664
Mueller Industries, Inc.	704	24,717
MYR Group, Inc. (1)	132	7,933
National Presto Industries, Inc.	30	2,653
Norfolk Southern Corp.	22	5,227
Old Dominion Freight Line, Inc.	420	81,976
PACCAR, Inc.	5,218	450,209
PAE, Inc. (1)	485	4,452
Parker-Hannifin Corp.	616	167,805
Plug Power, Inc. (1)	787	26,687
Primoris Services Corp.	1,261	34,816
Quad/Graphics, Inc. - Class A	153	584
Quanta Services, Inc.	4,191	301,836
Regal Beloit Corp.	704	86,458
Resideo Technologies, Inc. (1)	490	10,417
Rexnord Corp.	213	8,411
RR Donnelley & Sons Co.	897	2,027

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 79

Schedule of Investments
December 31, 2020

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Rush Enterprises, Inc.	574	23,775
Ryder System, Inc.	269	16,613
Safe Bulkers, Inc. (1)	451	586
Saia, Inc. (1)	140	25,312
Shyft Group, Inc./The	196	5,562
SkyWest, Inc.	75	3,023
Steelcase, Inc.	429	5,813
Textainer Group Holdings, Ltd. (1)	430	8,247
Timken Co./The	930	71,945
TPI Composites, Inc. (1)	155	8,181
Triton International, Ltd./Bermuda	1,096	53,167
Tutor Perini Corp. (1)	38	492
Uber Technologies, Inc. (1)	1,426	72,726
United Parcel Service, Inc. - Class B	1,231	207,300
Vectrus, Inc. (1)	159	7,905
Verisk Analytics, Inc.	513	106,494
Veritiv Corp. (1)	147	3,056
Waste Management, Inc.	4,643	547,549
Watsco, Inc.	15	3,398
WESCO International, Inc. (1)	397	31,165
WESCO International, Inc. Series A Variable Preferred (9)	252	7,875
		5,691,725

Information Technology — 10.6%
8x8, Inc. (1)	126	4,343
Accenture PLC - Class A	279	72,878
ACI Worldwide, Inc. (1)	596	22,904
Adobe, Inc. (1)	1,108	554,133
Advanced Micro Devices, Inc. (1)	2,355	215,977
Alarm.com Holdings, Inc. (1)	80	8,276
Alliance Data Systems Corp.	171	12,671
Amkor Technology, Inc.	1,095	16,513
Amphenol Corp.	6	785
Apple, Inc.	29,098	3,861,014
Applied Materials, Inc.	2,977	256,915
Arista Networks, Inc. (1)	33	9,589
Arrow Electronics, Inc. (1)	1,165	113,355
AstroNova, Inc.	279	2,971
Autodesk, Inc. (1)	562	171,601
Avaya Holdings Corp. (1)	488	9,345
Avnet, Inc.	2,163	75,943
Bill.com Holdings, Inc. (1)	47	6,416
Broadcom, Inc.	597	261,396
CACI International, Inc. - Class A (1)	409	101,976
Cadence Design Systems, Inc. (1)	3,991	544,492
Calix, Inc. (1)	1,236	36,783

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Cambium Networks Corp. (1)	123	3,085
CDK Global, Inc.	2,437	126,310
CDW Corp./DE	878	115,712
Cerence, Inc. (1)	174	17,484
ChannelAdvisor Corp. (1)	856	13,679
Ciena Corp. (1)	353	18,656
Cisco Systems, Inc.	8,427	377,108
Cloudera, Inc. (1)	5	70
Cloudflare, Inc. (1)	324	24,621
Cognex Corp.	292	23,443
Cognizant Technology Solutions Corp.	2,038	167,014
Concentrix Corp. (1)	425	41,948
Conduent, Inc. (1)	1,534	7,363
Corning, Inc.	2,044	73,584
Coupa Software, Inc. (1)	84	28,468
Crowdstrike Holdings, Inc. (1)	294	62,275
Dell Technologies, Inc. - Class C (1)	91	6,669
Diebold Nixdorf, Inc. (1)	311	3,315
Digital Turbine, Inc. (1)	564	31,900
DocuSign, Inc. (1)	425	94,478
Dolby Laboratories, Inc.	139	13,501
Dropbox, Inc. - Class A (1)	288	6,391
DXC Technology Co.	1,209	31,132
Eastman Kodak Co. (1)	104	847
Ebix, Inc.	236	8,961
Elastic NV (1)	14	2,046
Enphase Energy, Inc. (1)	233	40,885
F5 Networks, Inc. (1)	59	10,380
Fair Isaac Corp. (1)	102	52,126
Fastly, Inc. (1)	107	9,349
FormFactor, Inc. (1)	143	6,152
Fortinet, Inc. (1)	223	33,122
Hewlett Packard Enterprise Co.	5,174	61,312
HP, Inc.	5,987	147,220
HubSpot, Inc. (1)	75	29,733
II-VI, Inc. (1)	121	9,191
Insight Enterprises, Inc. (1)	111	8,446
Intel Corp.	9,068	451,768
Intuit, Inc.	1,659	630,171
Jabil, Inc.	2,342	99,605
KBR, Inc.	514	15,898
Kimball Electronics, Inc. (1)	23	368
KLA Corp.	687	177,871
Lam Research Corp.	591	279,112
Mastercard, Inc.	1,065	380,141
Maxim Integrated Products, Inc.	474	42,020
Methode Electronics, Inc.	266	10,182

The accompanying notes are an integral part of these financial statements

Page 80	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Microchip Technology, Inc.	67	9,253
Micron Technology, Inc. (1)	1,344	101,042
Microsoft Corp.	14,725	3,275,135
MicroStrategy, Inc. (1)	168	65,276
MKS Instruments, Inc.	162	24,373
MoneyGram International, Inc. (1)	666	3,640
Monolithic Power Systems, Inc.	47	17,213
NCR Corp. (1)	524	19,687
NETGEAR, Inc. (1)	77	3,129
NIC, Inc.	18	465
NortonLifeLock, Inc.	2,802	58,226
NVIDIA Corp.	1,020	532,644
ON Semiconductor Corp. (1)	249	8,150
Oracle Corp.	6,601	427,019
PagerDuty, Inc. (1)	76	3,169
Palo Alto Networks, Inc. (1)	115	40,870
Paycom Software, Inc. (1)	89	40,250
PayPal Holdings, Inc. (1)	219	51,290
Photronics, Inc. (1)	690	7,700
Plantronics, Inc.	83	2,243
Power Integrations, Inc.	9	737
Priority Technology Holdings, Inc. (1)	198	1,394
Progress Software Corp.	1,030	46,546
Qorvo, Inc. (1)	481	79,976
QUALCOMM, Inc.	4,394	669,382
RingCentral, Inc. - Class A (1)	98	37,139
salesforce.com, Inc. (1)	1,508	335,575
Sanmina Corp. (1)	521	16,615
ServiceNow, Inc. (1)	82	45,135
Skyworks Solutions, Inc.	489	74,758
Slack Technologies, Inc. - Class A (1)	90	3,802
Smartsheet, Inc. (1)	82	5,682
Sonim Technologies, Inc. (1)	372	269
SPS Commerce, Inc. (1)	326	35,400
Square, Inc. - Class A (1)	869	189,129
SS&C Technologies Holdings, Inc.	5,836	424,569
StoneCo, Ltd. (1)	285	23,917
Stratasys, Ltd. (1)	204	4,227
Sykes Enterprises, Inc. (1)	412	15,520
SYNNEX Corp.	616	50,167
Tenable Holdings, Inc. (1)	452	23,622
Teradyne, Inc.	801	96,032
TESSCO Technologies, Inc.	90	562
Texas Instruments, Inc.	1,897	311,355
Trade Desk, Inc./The (1)	90	72,090
Trimble, Inc. (1)	1,213	80,992
TTEC Holdings, Inc.	261	19,035

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Twilio, Inc. - Class A (1)	252	85,302
Ultra Clean Holdings, Inc. (1)	110	3,427
Verint Systems, Inc. (1)	296	19,885
Veritone, Inc. (1)	45	1,280
VirnetX Holding Corp. (2)	1,342	6,764
Visa, Inc.	1,897	414,931
Vishay Intertechnology, Inc.	1,342	27,793
Vontier Corp. (1)	98	3,273
Xerox Holdings Corp.	3,332	77,269
Xilinx, Inc.	585	82,935
Xperi Holding Corp.	963	20,127
Zebra Technologies Corp. - Class A (1)	225	86,474
Zoom Video Communications, Inc.- Class A (1)	322	108,617
Zscaler, Inc. (1)	141	28,159
		18,476,025

Materials — 1.1%
Avery Dennison Corp.	688	106,716
Avient Corp.	160	6,445
Caledonia Mining Corp. PLC	374	5,939
Celanese Corp.	51	6,627
Century Aluminum Co. (1)	18	199
Chemours Co./The	162	4,016
Commercial Metals Co.	172	3,533
Corteva, Inc.	1,431	55,408
Dow, Inc.	1,285	71,318
Eastman Chemical Co.	1,378	138,186
Flotek Industries, Inc. (1)	592	1,249
Freeport-McMoRan, Inc. - Class B	2,633	68,511
FutureFuel Corp.	10	127
Hawkins, Inc.	2	105
Huntsman Corp.	2,144	53,900
Ingevity Corp. (1)	38	2,878
Linde PLC	75	19,763
Louisiana-Pacific Corp.	1,194	44,381
LyondellBasell Industries NV - Class A	688	63,062
Marrone Bio Innovations, Inc. (1)	1,062	1,328
Minerals Technologies, Inc.	88	5,467
Mosaic Co./The	187	4,303
Newmont Corp.	5,173	309,811
Nucor Corp.	702	37,339
O-I Glass, Inc.	658	7,830
Olin Corp.	140	3,438
Olympic Steel, Inc.	30	400
Packaging Corp. of America	377	51,992
PPG Industries, Inc.	988	142,489

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 81

Schedule of Investments
December 31, 2020

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Rayonier Advanced Materials, Inc. (1)	389	2,536
Reliance Steel & Aluminum Co.	1,534	183,697
Royal Gold, Inc.	101	10,742
Ryerson Holding Corp. (1)	409	5,579
Scotts Miracle-Gro Co./The	898	178,828
Sherwin-Williams Co./The	304	223,413
Steel Dynamics, Inc.	537	19,799
Stepan Co.	58	6,921
SunCoke Energy, Inc.	48	209
Tredegar Corp.	192	3,206
Trinseo SA	46	2,356
Tronox Holdings PLC	399	5,833
Westlake Chemical Corp.	231	18,850
Westrock Co.	346	15,061
		1,893,790

Real Estate Investment Trust — 1.1%
Altisource Portfolio Solutions SA (1)	347	4,469
American Homes 4 Rent - Class A	1,223	36,690
American Tower Corp.	1,468	329,507
Ashford Hospitality Trust, Inc.	280	725
Camden Property Trust	8	799
CareTrust REIT, Inc.	304	6,743
CatchMark Timber Trust, Inc.	780	7,301
CBL & Associates Properties, Inc. (1)(2)	1,741	72
Clipper Realty, Inc.	189	1,332
Columbia Property Trust, Inc.	1,888	27,074
Community Healthcare Trust, Inc.	120	5,653
CorEnergy Infrastructure Trust, Inc.	552	3,781
Corporate Office Properties Trust	1,164	30,357
CubeSmart	2,640	88,730
CyrusOne, Inc.	51	3,731
DiamondRock Hospitality Co.	328	2,706
EastGroup Properties, Inc.	229	31,616
Equinix, Inc.	185	132,123
Essential Properties Realty Trust, Inc.	5	106
Essex Property Trust, Inc.	233	55,319
Extra Space Storage, Inc.	1,145	132,660
Gaming and Leisure Properties, Inc.	1,225	51,940
Getty Realty Corp.	739	20,352
Gladstone Commercial Corp.	207	3,726
Healthcare Realty Trust, Inc.	2,761	81,726
Healthcare Trust of America, Inc. - Class A	1,990	54,805
Hersha Hospitality Trust	286	2,257
Host Hotels & Resorts, Inc.	660	9,656
Iron Mountain, Inc.	1,074	31,662
Lamar Advertising Co. - Class A	1,988	165,441

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Life Storage, Inc.	174	20,774
LTC Properties, Inc.	1,454	56,575
National Health Investors, Inc.	291	20,128
National Storage Affiliates Trust	413	14,880
Newmark Group, Inc.	534	3,893
Omega Healthcare Investors, Inc.	650	23,608
Park Hotels & Resorts, Inc.	480	8,232
Piedmont Office Realty Trust, Inc.	2,163	35,105
PotlatchDeltic Corp.	207	10,354
PS Business Parks, Inc.	373	49,561
Public Storage	609	140,636
RAIT Financial Trust (1)(2)(7)	751	0
Retail Opportunity Investments Corp.	23	308
Ryman Hospitality Properties, Inc.	64	4,337
Sabra Health Care REIT, Inc.	502	8,720
SBA Communications Corp.	212	59,812
Service Properties Trust	2,144	24,635
Simon Property Group, Inc.	1,691	144,208
Spirit MTA REIT Liquidating Trust (1)(7)	1,024	0
Tanger Factory Outlet Centers, Inc. (2)	644	6,414
Trinity Place Holdings, Inc. (1)	645	806
Welltower, Inc.	627	40,517
		1,996,562

Utilities — 0.6%
Alliant Energy Corp.	322	16,593
American Water Works Co., Inc.	1,073	164,673
Atlantic Power Corp. (1)	810	1,701
Eversource Energy	136	11,765
MDU Resources Group, Inc.	2,810	74,015
NextEra Energy, Inc.	4,809	371,015
NRG Energy, Inc.	1,376	51,669
Public Service Enterprise Group, Inc.	2,683	156,419
UGI Corp.	1,525	53,314
Vistra Corp.	264	5,190
WEC Energy Group, Inc.	725	66,722
Xcel Energy, Inc.	2,165	144,345
		1,117,421

Total Common Stocks (Cost $46,864,087)		63,942,366

Registered Investment Companies — 49.3%
Baird Core Plus Bond Fund - Class I	449,427	5,456,040
Dodge & Cox Income Fund	308,019	4,512,480

The accompanying notes are an integral part of these financial statements

Page 82	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — continued
DoubleLine Total Return Bond Fund - Class I	282,200	3,019,536
Guggenheim Total Return Bond Fund - Class I	77,896	2,313,514
iShares Core U.S. Aggregate Bond ETF (8)	62,474	7,383,802
iShares JP Morgan USD Emerging Markets Bond ETF (8)	110,486	12,806,432
Lord Abbett High Yield Fund - Class I	703,327	5,239,785
Payden Emerging Markets Bond Fund - Class I	96,183	1,335,987
PGIM Total Return Bond Fund - Class R6	304,631	4,602,973
Pioneer Bond Fund - Class Y	351,699	3,562,715
Segall Bryant & Hamill Plus Bond Fund - Class I	348,219	3,879,156
SPDR Bloomberg Barclays High Yield Bond ETF (8)	79,662	8,678,378
TCW Emerging Markets Income Fund - Class I	290,835	2,475,010
Vanguard Intermediate-Term Corporate Bond ETF (8)	31,979	3,106,440
Vanguard Total Bond Market ETF (8)	71,766	6,329,044
Xtrackers USD High Yield Corporate Bond ETF (8)	245,095	12,276,808
Total Registered Investment Companies (Cost $81,215,895)		86,978,100

Money Market Registered Investment Companies — 12.3%
Meeder Institutional Prime Money Market Fund, 0.08% (4)	21,690,617	21,697,124
Morgan Stanley Government Institutional Fund, 0.03% (3)	9,746	9,746
Total Money Market Registered Investment Companies (Cost $21,696,235)		21,706,870

Bank Obligations — 0.1%
Metro City Bank Deposit Account, 0.10%, 1/4/2021 (5)	248,220	248,220
Total Bank Obligations (Cost $248,220)		248,220
Total Investments — 98.1% (Cost $150,024,437)		172,875,556
Other Assets less Liabilities — 1.9%		3,389,186
Total Net Assets — 100.0%		176,264,742

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Trustee Deferred Compensation (6)
Meeder Balanced Fund - Retail Class	354	4,538
Meeder Dynamic Allocation Fund - Retail Class	835	11,181
Meeder Muirfield Fund - Retail Class	1,238	10,152
Meeder Conservative Allocation Fund - Retail Class	113	2,702
Total Trustee Deferred Compensation (Cost $25,290)		28,573

	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	74	3/19/2021	7,883,960	129,142
Mini MSCI Emerging Markets Index Futures	34	3/19/2021	2,189,940	64,850
Russell 2000 Mini Index Futures	12	3/19/2021	1,184,880	38,593
Standard & Poors 500 Mini Futures	53	3/19/2021	9,934,320	289,664
E-mini Standard & Poors MidCap 400 Futures	11	3/19/2021	2,533,850	78,139
Total Futures Contracts	184		23,726,950	600,388

(1)	Represents non-income producing securities.
(2)	All or a portion of this security is on loan.
(3)	Investment purchased as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2020.
(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2020.
(5)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2020. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 83

Schedule of Investments
December 31, 2020

(6)	Assets of affiliates to the Moderate Allocation Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(7)	Fair valued security deemed as Level 3 security.
(8)	Exchange-traded fund.
(9)	Preferred stock.

The accompanying notes are an integral part of these financial statements

Page 84	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 22.1%
Communication Services — 2.4%
Activision Blizzard, Inc.	2,181	202,506
Alphabet, Inc. - Class A (1)	185	324,238
Alphabet, Inc. - Class C (1)	338	592,135
AMC Entertainment Holdings, Inc. - Class A (2)	181	384
Cinemark Holdings, Inc.	107	1,863
Comcast Corp. - Class A	5,743	300,933
Cumulus Media, Inc. (1)	188	1,639
DISH Network Corp. (1)	203	6,565
Electronic Arts, Inc.	712	102,243
EW Scripps Co./The	28	428
Facebook, Inc. (1)	2,548	696,012
Fluent, Inc. (1)	93	494
Frontier Communications Corp. (1)	606	54
Glu Mobile, Inc. (1)	284	2,559
Gogo, Inc. (1)	73	703
Gray Television, Inc. (1)	365	6,530
IDT Corp. - Class B (1)	85	1,051
Interpublic Group of Cos., Inc./The	6,071	142,790
Lee Enterprises, Inc. (1)	652	822
Liberty TripAdvisor Holdings, Inc. (1)	141	612
Lions Gate Entertainment Corp. - Class A (1)	324	3,684
Meredith Corp.	19	365
Netflix, Inc. (1)	364	196,826
News Corp.	472	8,482
Nexstar Media Group, Inc.	224	24,459
Omnicom Group, Inc.	3,353	209,127
Pinterest, Inc. - Class A (1)	370	24,383
Roku, Inc. - Class A (1)	128	42,499
Spotify Technology SA (1)	168	52,863
Take-Two Interactive Software, Inc. (1)	50	10,390
TechTarget, Inc. (1)	196	11,586
TEGNA, Inc.	325	4,534
Telephone and Data Systems, Inc.	358	6,648
Tribune Publishing Co.	57	781
Twitter, Inc. (1)	194	10,505
Verizon Communications, Inc.	5,753	337,989
World Wrestling Entertainment, Inc. - Class A	224	10,763
Yelp, Inc. (1)	40	1,307
		3,341,752

Consumer Discretionary — 2.7%
Abercrombie & Fitch Co.	11	224
Adient PLC (1)	14	487
Amazon.com, Inc. (1)	338	1,100,842

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
American Public Education, Inc. (1)	13	396
Aramark	182	7,003
At Home Group, Inc. (1)	67	1,036
Best Buy Co., Inc.	1,282	127,931
Big Lots, Inc.	45	1,932
BorgWarner, Inc.	194	7,496
Boyd Gaming Corp.	115	4,936
Brinker International, Inc.	83	4,695
Buckle, Inc./The	41	1,197
Caleres, Inc.	106	1,659
Camping World Holdings, Inc.	309	8,049
Capri Holdings, Ltd. (1)	138	5,796
CarParts.com, Inc. (1)	439	5,439
Carvana Co. (1)	7	1,677
Chipotle Mexican Grill, Inc. (1)	110	152,538
Churchill Downs, Inc.	20	3,896
Container Store Group, Inc./The (1)	44	420
Cooper Tire & Rubber Co.	34	1,377
Cracker Barrel Old Country Store, Inc.	95	12,532
Crocs, Inc. (1)	544	34,087
Dana, Inc.	228	4,451
Darden Restaurants, Inc.	120	14,294
Dave & Buster’s Entertainment, Inc.	28	841
Del Taco Restaurants, Inc.	49	444
Designer Brands, Inc. - Class A	120	918
Dillard’s, Inc. - Class A	11	694
Dollar General Corp.	314	66,034
Dollar Tree, Inc. (1)	232	25,065
Domino’s Pizza, Inc.	65	24,925
DR Horton, Inc.	1,069	73,675
Duluth Holdings, Inc. - Class B (1)	9	95
eBay, Inc.	715	35,929
Etsy, Inc. (1)	93	16,546
Everi Holdings, Inc. (1)	38	525
Extended Stay America, Inc.	377	5,583
Fiesta Restaurant Group, Inc. (1)	62	707
Fossil Group, Inc. (1)	86	746
Fox Factory Holding Corp. (1)	21	2,220
Franchise Group, Inc.	22	670
General Motors Co.	2,331	97,063
Genesco, Inc. (1)	18	542
GoPro, Inc. (1)	40	331
Greenlane Holdings, Inc. (1)	82	325
Group 1 Automotive, Inc.	25	3,279
GrowGeneration Corp. (1)	58	2,333
Guess?, Inc.	50	1,131
Hanesbrands, Inc.	247	3,601

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 85

Schedule of Investments
December 31, 2020

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Harley-Davidson, Inc.	166	6,092
Hibbett Sports, Inc. (1)	108	4,987
Houghton Mifflin Harcourt Co. (1)	128	426
International Game Technology PLC	218	3,693
Kohl’s Corp.	159	6,470
L Brands, Inc.	207	7,698
Lakeland Industries, Inc. (1)	194	5,287
Lands’ End, Inc. (1)	42	906
Las Vegas Sands Corp.	215	12,814
Lear Corp.	79	12,563
Lennar Corp. - Class A	192	14,636
Lovesac Co./The (1)	10	431
Lowe’s Cos., Inc.	1,885	302,561
Lululemon Athletica, Inc. (1)	116	40,371
Lumber Liquidators Holdings, Inc. (1)	91	2,797
M/I Homes, Inc. (1)	98	4,340
Malibu Boats, Inc. (1)	54	3,372
MarineMax, Inc. (1)	29	1,016
Marriott International, Inc./MD	14	1,847
McDonald’s Corp.	1,303	279,598
Meritage Homes Corp. (1)	153	12,671
MGM Resorts International	37	1,166
Modine Manufacturing Co. (1)	147	1,846
Nautilus, Inc. (1)	69	1,252
NIKE, Inc. - Class B	901	127,464
Nordstrom, Inc.	28	874
ODP Corp./The	118	3,457
OneWater Marine, Inc. (1)	57	1,658
Overstock.com, Inc. (1)	41	1,967
Party City Holdco, Inc. (1)	120	738
Penn National Gaming, Inc. (1)	165	14,251
Polaris, Inc.	51	4,859
Pool Corp.	42	15,645
PulteGroup, Inc.	2,038	87,879
Purple Innovation, Inc. (1)	93	3,063
Qurate Retail, Inc. - Class A	849	9,314
Red Rock Resorts, Inc.	127	3,180
Rent-A-Center, Inc./TX	1,973	75,546
Scientific Games Corp. (1)	77	3,195
Sleep Number Corp. (1)	32	2,620
Sonic Automotive, Inc.	139	5,361
Starbucks Corp.	1,524	163,038
Sturm Ruger & Co., Inc.	55	3,579
Tapestry, Inc.	139	4,320
Target Corp.	636	112,273
Tesla, Inc. (1)	685	483,384
Texas Roadhouse, Inc.	99	7,738

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Thor Industries, Inc.	387	35,987
TopBuild Corp. (1)	20	3,682
Town Sports International Holdings, Inc. (1)	464	116
Tupperware Brands Corp. (1)	40	1,296
Urban Outfitters, Inc. (1)	50	1,280
VOXX International Corp. (1)	50	638
Waitr Holdings, Inc. (1)	94	261
Wayfair, Inc. (1)	15	3,387
Wendy’s Co./The	172	3,770
Williams-Sonoma, Inc.	53	5,398
Wingstop, Inc.	116	15,376
Winnebago Industries, Inc.	738	44,236
Wyndham Destinations, Inc.	724	32,479
XPEL, Inc. (1)	54	2,784
Yum China Holdings, Inc.	478	27,289
Yum! Brands, Inc.	760	82,506
		3,993,340

Consumer Staples — 0.6%
Andersons, Inc./The	83	2,034
BJ’s Wholesale Club Holdings, Inc. (1)	84	3,132
Bunge, Ltd.	2,929	192,084
Conagra Brands, Inc.	565	20,487
Costco Wholesale Corp.	56	21,100
Darling Ingredients, Inc. (1)	1,212	69,908
General Mills, Inc.	3,239	190,453
Ingredion, Inc.	8	629
Kroger Co./The	1,119	35,539
Medifast, Inc.	18	3,534
Natural Grocers by Vitamin Cottage, Inc.	36	495
Nu Skin Enterprises, Inc.	61	3,332
PepsiCo, Inc.	951	141,033
Performance Food Group Co. (1)	144	6,856
Rite Aid Corp. (1)	83	1,314
SpartanNash Co.	118	2,054
Tyson Foods, Inc.	306	19,719
United Natural Foods, Inc. (1)	82	1,310
Walgreens Boots Alliance, Inc.	62	2,473
Walmart, Inc.	1,216	175,286
		892,772

Energy — 0.2%
Amplify Energy Corp.	528	692
Antero Resources Corp. (1)	580	3,161
Apache Corp.	258	3,661
Archrock, Inc.	323	2,797
Ardmore Shipping Corp.	71	232

The accompanying notes are an integral part of these financial statements

Page 86	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Aspen Aerogels, Inc. (1)	176	2,937
Berry Corp.	98	361
Bonanza Creek Energy, Inc. (1)	125	2,416
Brigham Minerals, Inc.	226	2,484
Cabot Oil & Gas Corp.	473	7,700
Cactus, Inc. - Class A	241	6,283
Centennial Resource Development, Inc./DE - Class A (1)	531	797
Chesapeake Energy Corp. (1)	25	38
Cimarex Energy Co.	431	16,167
Clean Energy Fuels Corp. (1)	380	2,987
CNX Resources Corp. (1)	159	1,717
Concho Resources, Inc.	399	23,282
ConocoPhillips	1,338	53,507
CONSOL Energy, Inc. (1)	78	562
Continental Resources, Inc./OK	138	2,249
Delek US Holdings, Inc.	50	804
DHT Holdings, Inc.	204	1,067
Diamondback Energy, Inc.	74	3,582
DMC Global, Inc.	9	389
Dorian LPG, Ltd. (1)	247	3,011
Earthstone Energy, Inc. - Class A (1)	102	544
EOG Resources, Inc.	681	33,961
EQT Corp.	415	5,275
Exterran Corp. (1)	46	203
Extraction Oil & Gas, Inc. (1)	275	8
Frank’s International NV (1)	170	466
Golar LNG, Ltd.	77	742
Hallador Energy Co.	217	319
Hess Corp.	114	6,018
International Seaways, Inc.	46	751
KLX Energy Services Holdings, Inc. (1)	65	420
Laredo Petroleum, Inc. (1)	149	2,935
Liberty Oilfield Services, Inc. - Class A	344	3,547
Matador Resources Co. (1)	229	2,762
Nabors Industries, Ltd.	34	1,980
NextDecade Corp. (1)	85	178
NexTier Oilfield Solutions, Inc. (1)	168	578
Nine Energy Service, Inc. (1)	230	626
Nordic American Tankers, Ltd.	184	543
NOV, Inc. (1)	377	5,176
Oasis Petroleum, Inc. Warrants (1)(6)	1	0
Oceaneering International, Inc. (1)	350	2,783
Pacific Ethanol,, Inc. (1)	5	27
Parsley Energy, Inc.	452	6,418
Patterson-UTI Energy, Inc.	323	1,699
PDC Energy, Inc. (1)	209	4,291

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Peabody Energy Corp.	186	448
Phillips 66	118	8,253
Pioneer Natural Resources Co.	168	19,134
Profire Energy, Inc. (1)	5	4
ProPetro Holding Corp. (1)	779	5,757
Range Resources Corp.	245	1,642
Renewable Energy Group, Inc. (1)	50	3,541
Schlumberger NV	339	7,400
Scorpio Tankers, Inc.	31	347
SilverBow Resources, Inc. (1)	101	536
Southwestern Energy Co. (1)	763	2,274
Superior Energy Services, Inc. (1)	65	3
Talos Energy, Inc. (1)	43	354
Teekay Corp. (1)	254	546
W&T Offshore, Inc. (1)	530	1,150
Westmoreland Coal Co. (1)	410	0
Whiting Petroleum Corp. (1)	17	425
Whiting Petroleum Corporation A Warrants (1)	12	21
Whiting Petroleum Corporation B Warrants (1)(2)	6	11
World Fuel Services Corp.	248	7,728
WPX Energy, Inc. (1)	381	3,105
		287,812

Financials — 1.9%
AGNC Investment Corp.	1,327	20,701
Allstate Corp./The	60	6,596
Ally Financial, Inc.	1,585	56,521
American Equity Investment Life Holding Co.	141	3,900
American Express Co.	213	25,754
Ameriprise Financial, Inc.	134	26,040
Ameris Bancorp	386	14,695
Arbor Realty Trust, Inc.	192	2,723
Artisan Partners Asset Management, Inc. - Class A	516	25,975
Associated Banc-Corp	1,295	22,080
Axos Financial, Inc. (1)	140	5,254
BancorpSouth Bank	343	9,412
Bank of America Corp.	7,919	240,025
Bank of NT Butterfield & Son, Ltd./The	233	7,260
BankUnited, Inc.	414	14,399
Bar Harbor Bankshares	12	271
Berkshire Hathaway, Inc. - Class B (1)	2,462	570,864
Charles Schwab Corp./The	56	2,970
Chimera Investment Corp.	67	687

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 87

Schedule of Investments
December 31, 2020

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Citigroup, Inc.	1,201	74,054
Citizens Financial Group, Inc.	767	27,428
Civista Bancshares, Inc.	238	4,172
CNO Financial Group, Inc.	694	15,428
Columbia Banking System, Inc.	86	3,087
Comerica, Inc.	27	1,508
Curo Group Holdings Corp.	456	6,534
Customers Bancorp, Inc. (1)	241	4,381
East West Bancorp, Inc.	380	19,270
Eaton Vance Corp.	141	9,578
Elevate Credit, Inc. (1)	596	2,378
Ellington Residential Mortgage REIT	623	8,124
Enova International, Inc. (1)	199	4,929
Esquire Financial Holdings, Inc. (1)	40	768
Evercore, Inc. - Class A	97	10,635
Farmers National Banc Corp.	81	1,075
Fifth Third Bancorp	2,087	57,539
First Choice Bancorp	7	129
First Citizens BancShares, Inc./NC - Class A	18	10,337
First Financial Bancorp	572	10,027
First Horizon Corp.	119	1,518
First Interstate BancSystem, Inc.	31	1,264
First Republic Bank/CA	239	35,116
Goosehead Insurance, Inc.	73	9,107
Great Ajax Corp.	771	8,065
Hartford Financial Services Group, Inc./The	114	5,584
HBT Financial, Inc.	110	1,667
Heartland Financial USA, Inc.	245	9,891
Hilltop Holdings, Inc.	495	13,617
Houlihan Lokey, Inc. - Class A	191	12,841
Huntington Bancshares, Inc./OH	701	8,854
Independent Bank Corp./MI	19	351
JPMorgan Chase & Co.	1,579	200,644
KeyCorp	643	10,552
Kinsale Capital Group, Inc.	117	23,415
Lakeland Financial Corp.	9	482
LendingClub Corp. (1)	41	433
LPL Financial Holdings, Inc.	87	9,067
M&T Bank Corp.	58	7,383
Medley Management, Inc.	14	112
Meta Financial Group, Inc.	60	2,194
MetLife, Inc.	365	17,137
Metrocity Bankshares, Inc.	134	1,932
MMA Capital Holdings, Inc. (1)	66	1,624
Morgan Stanley	1,309	89,706
Mr Cooper Group, Inc. (1)	457	14,181

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
NewStar Financial Contingent Value Rights (1)(6)	8	0
Northrim BanCorp, Inc.	202	6,858
OneMain Holdings, Inc.	203	9,776
Oppenheimer Holdings, Inc.	437	13,735
PennyMac Financial Services, Inc.	600	39,372
PennyMac Mortgage Investment Trust	120	2,111
People’s United Financial, Inc.	322	4,163
Pinnacle Financial Partners, Inc.	74	4,766
PJT Partners, Inc.	179	13,470
PNC Financial Services Group, Inc./The	343	51,107
Popular, Inc.	219	12,334
Progressive Corp./The	1,465	144,859
Prudential Financial, Inc.	501	39,113
Pzena Investment Management, Inc. - Class A	433	3,161
QCR Holdings, Inc.	158	6,255
RBB Bancorp	348	5,352
Ready Capital Corp.	429	5,341
Regions Financial Corp.	2,467	39,768
Sandy Spring Bancorp, Inc.	30	966
Siebert Financial Corp. (1)	66	277
Signature Bank/New York NY	115	15,558
Silvercrest Asset Management Group, Inc.	73	1,014
Simmons First National Corp.	68	1,468
SLM Corp.	344	4,262
South State Corp.	28	2,024
State Street Corp.	609	44,323
Stewart Information Services Corp.	927	44,830
StoneX Group, Inc. (1)	55	3,185
SVB Financial Group (1)	77	29,863
Synchrony Financial	3,136	108,851
Synovus Financial Corp.	44	1,424
Triumph Bancorp, Inc. (1)	12	583
Truist Financial Corp.	1,570	75,250
UMB Financial Corp.	197	13,591
United Community Banks, Inc./GA	391	11,120
Valley National Bancorp	622	6,065
Veritex Holdings, Inc.	80	2,053
Virtu Financial, Inc.	590	14,850
Virtus Investment Partners, Inc.	70	15,190
Walker & Dunlop, Inc.	296	27,238
Wells Fargo & Co.	500	15,090
Western Alliance Bancorp	255	15,287
WSFS Financial Corp.	21	942
		2,671,090

The accompanying notes are an integral part of these financial statements

Page 88	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Healthcare — 4.1%
89bio, Inc. (1)	8	195
Abbott Laboratories	415	45,438
AbbVie, Inc.	3,550	380,383
AcelRx Pharmaceuticals, Inc. (1)	549	681
Affimed NV (1)	289	1,682
Agilent Technologies, Inc.	799	94,674
Akero Therapeutics, Inc. (1)	3	77
Alexion Pharmaceuticals, Inc. (1)	493	77,026
Align Technology, Inc. (1)	81	43,285
Alkermes PLC (1)	429	8,559
Allakos, Inc. (1)	32	4,480
Allscripts Healthcare Solutions, Inc. (1)	174	2,513
Alnylam Pharmaceuticals, Inc. (1)	117	15,206
AmerisourceBergen Corp.	96	9,385
Amgen, Inc.	1,044	240,036
Amicus Therapeutics, Inc. (1)	65	1,501
Amneal Pharmaceuticals, Inc. - Class A (1)	500	2,285
Apellis Pharmaceuticals, Inc. (1)	70	4,004
Applied Therapeutics, Inc. (1)	12	264
Arcturus Therapeutics Holdings, Inc. (1)	31	1,345
Arcutis Biotherapeutics, Inc. (1)	35	985
Arena Pharmaceuticals, Inc. (1)	53	4,072
Arrowhead Pharmaceuticals, Inc. (1)	92	7,059
Assembly Biosciences, Inc. (1)	96	581
Assertio Holdings, Inc. (1)	1,068	382
Atara Biotherapeutics, Inc. (1)	67	1,315
Avantor, Inc. (1)	339	9,543
Axsome Therapeutics, Inc. (1)	19	1,548
Baxter International, Inc.	67	5,376
Beam Therapeutics, Inc. (1)	57	4,653
Beyondspring, Inc. (1)	4	49
BioDelivery Sciences International, Inc. (1)	970	4,074
Bio-Rad Laboratories, Inc. (1)	23	13,408
Bio-Techne Corp.	42	13,337
Bioxcel Therapeutics, Inc. (1)	42	1,940
Blueprint Medicines Corp. (1)	70	7,851
Bridgebio Pharma, Inc. (1)	50	3,556
Bristol-Myers Squibb Co.	3,000	186,090
Calyxt, Inc. (1)	13	55
Cardinal Health, Inc.	1,485	79,537
CareDx, Inc. (1)	77	5,579
CASI Pharmaceuticals, Inc. (1)	44	130
Castle Biosciences, Inc. (1)	9	604
Catalent, Inc. (1)	328	34,135
Catalyst Pharmaceuticals, Inc. (1)	639	2,134
Celcuity, Inc. (1)	35	321

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Centene Corp. (1)	372	22,331
Centogene NV (1)	40	431
Cerecor, Inc. (1)	91	240
Cerner Corp.	1,603	125,803
Charles River Laboratories International, Inc. (1)	106	26,485
Chemed Corp.	73	38,881
ChemoCentryx, Inc. (1)	114	7,059
Co-Diagnostics, Inc. (1)	45	419
Community Health Systems, Inc. (1)	224	1,664
Computer Programs and Systems, Inc.	110	2,952
Concert Pharmaceuticals, Inc. (1)	4	51
Constellation Pharmaceuticals, Inc. (1)	33	950
Corcept Therapeutics, Inc. (1)	75	1,962
Cortexyme, Inc. (1)	1	28
Cross Country Healthcare, Inc. (1)	38	337
CVS Health Corp.	1,387	94,732
Cymabay Therapeutics, Inc. (1)	260	1,492
Danaher Corp.	529	117,512
Deciphera Pharmaceuticals, Inc. (1)	29	1,655
Denali Therapeutics, Inc. (1)	64	5,361
DENTSPLY SIRONA, Inc.	638	33,406
Editas Medicine, Inc. (1)	55	3,856
Edwards Lifesciences Corp. (1)	660	60,212
Eidos Therapeutics, Inc. (1)	20	2,632
Elanco Animal Health, Inc. Contingent Value Rights (1)(6)	32	0
Eli Lilly and Co.	952	160,736
Eloxx Pharmaceuticals, Inc. (1)	111	442
Emergent BioSolutions, Inc. (1)	169	15,142
Endo International PLC (1)	631	4,531
Enochian Biosciences, Inc. (1)	7	21
Ensign Group, Inc./The	56	4,084
Evelo Biosciences, Inc. (1)	64	774
Exact Sciences Corp. (1)	130	17,224
Exelixis, Inc. (1)	557	11,179
Fate Therapeutics, Inc. (1)	79	7,183
Five Prime Therapeutics, Inc. (1)	61	1,038
Fulgent Genetics, Inc. (1)	13	677
Gilead Sciences, Inc.	2,324	135,396
Globus Medical, Inc. (1)	82	5,348
HCA Healthcare, Inc.	214	35,194
Hill-Rom Holdings, Inc.	292	28,607
Hologic, Inc. (1)	180	13,109
Horizon Therapeutics Plc (1)	850	62,178
Humana, Inc.	211	86,567
IDEXX Laboratories, Inc. (1)	4	1,999

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 89

Schedule of Investments
December 31, 2020

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
IGM Biosciences, Inc. (1)	7	618
Illumina, Inc. (1)	85	31,450
ImmunoGen, Inc. (1)	202	1,303
Immunovant, Inc. (1)	10	462
Inogen, Inc. (1)	32	1,430
Inovio Pharmaceuticals, Inc. (1)	114	1,009
Insmed, Inc. (1)	82	2,730
Insulet Corp. (1)	26	6,646
Intellia Therapeutics, Inc. (1)	84	4,570
Intra-Cellular Therapies, Inc. (1)	10	318
Invitae Corp. (1)	107	4,474
Iovance Biotherapeutics, Inc. (1)	171	7,934
iRhythm Technologies, Inc. (1)	21	4,981
Jazz Pharmaceuticals PLC (1)	43	7,097
Johnson & Johnson	3,619	569,558
Jounce Therapeutics, Inc. (1)	42	294
Kodiak Sciences, Inc. (1)	40	5,876
Kura Oncology, Inc. (1)	163	5,324
LHC Group, Inc. (1)	3	640
MacroGenics, Inc. (1)	91	2,080
Mallinckrodt PLC (1)	20	4
Marinus Pharmaceuticals, Inc. (1)	48	586
McKesson Corp.	280	48,698
Medtronic PLC	2,975	348,492
Merck & Co., Inc.	4,762	389,532
Mersana Therapeutics, Inc. (1)	316	8,409
Mettler-Toledo International, Inc. (1)	4	4,559
Mirati Therapeutics, Inc. (1)	46	10,103
Moderna, Inc. (1)	295	30,819
ModivCare, Inc. (1)	16	2,218
Molina Healthcare, Inc. (1)	26	5,530
Morphic Holding, Inc. (1)	24	805
Myriad Genetics, Inc. (1)	57	1,127
NantKwest, Inc. (1)	148	1,973
Natera, Inc. (1)	85	8,459
National HealthCare Corp.	12	797
Neurocrine Biosciences, Inc. (1)	48	4,601
NextGen Healthcare, Inc. (1)	251	4,578
Novavax, Inc. (1)	59	6,579
Novocure, Ltd. (1)	15	2,596
Ocular Therapeutix, Inc. (1)	285	5,900
Oncocyte Corp. (1)	100	239
Organogenesis Holdings, Inc. (1)	64	482
Osmotica Pharmaceuticals PLC (1)	285	1,174
Owens & Minor, Inc.	145	3,922
Pacific Biosciences of California, Inc. (1)	213	5,525
Palatin Technologies, Inc. (1)	860	581

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
PerkinElmer, Inc.	153	21,956
Perrigo Co. PLC	874	39,085
Pfizer, Inc.	6,528	240,296
Phreesia, Inc. (1)	3	163
PRA Health Sciences, Inc. (1)	90	11,290
Precigen, Inc. (1)(2)	130	1,326
Quest Diagnostics, Inc.	69	8,223
Quidel Corp. (1)	6	1,078
Regeneron Pharmaceuticals, Inc. (1)	221	106,767
Replimune Group, Inc. (1)	18	687
ResMed, Inc.	122	25,932
REVOLUTION Medicines, Inc. (1)	33	1,306
Rhythm Pharmaceuticals, Inc. (1)	172	5,114
Rigel Pharmaceuticals, Inc. (1)	237	830
Rocket Pharmaceuticals, Inc. (1)	57	3,126
Sangamo Therapeutics, Inc. (1)	159	2,481
Scholar Rock Holding Corp. (1)	37	1,796
Seagen, Inc. (1)	166	29,073
Seres Therapeutics, Inc. (1)	70	1,715
SIGA Technologies, Inc. (1)	115	836
Simulations Plus, Inc.	180	12,946
Solid Biosciences, Inc. (1)	92	697
Sorrento Therapeutics, Inc. (1)	226	1,542
Spectrum Pharmaceuticals, Inc. (1)	279	951
SpringWorks Therapeutics, Inc. (1)	21	1,523
STERIS PLC	269	50,986
Stryker Corp.	534	130,851
Supernus Pharmaceuticals, Inc. (1)	104	2,617
Surgery Partners, Inc. (1)	34	986
Sutro Biopharma, Inc. (1)	52	1,129
Syros Pharmaceuticals, Inc. (1)	199	2,159
Teladoc Health, Inc. (1)	62	12,398
Tenet Healthcare Corp. (1)	170	6,788
TG Therapeutics, Inc. (1)	140	7,283
Thermo Fisher Scientific, Inc.	242	112,719
Translate Bio, Inc. (1)	78	1,438
Turning Point Therapeutics, Inc. (1)	66	8,042
Twist Bioscience Corp. (1)	55	7,771
Ultragenyx Pharmaceutical, Inc. (1)	49	6,783
United Therapeutics Corp. (1)	236	35,822
UnitedHealth Group, Inc.	926	324,730
Universal Health Services, Inc. - Class B	135	18,563
Vanda Pharmaceuticals, Inc. (1)	291	3,824
Veeva Systems, Inc. (1)	125	34,031
Veracyte, Inc. (1)	129	6,313
Vertex Pharmaceuticals, Inc. (1)	447	105,644
Viatris, Inc. (1)	1,185	22,207

The accompanying notes are an integral part of these financial statements

Page 90	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Viela Bio, Inc. (1)	3	108
West Pharmaceutical Services, Inc.	140	39,663
XBiotech, Inc. (1)	186	2,911
Xencor, Inc. (1)	60	2,618
Zimmer Biomet Holdings, Inc.	579	89,218
ZIOPHARM Oncology, Inc. (1)	228	575
Zoetis, Inc. - Class A	1,350	223,425
		5,802,636

Industrials — 2.0%
3M Co.	868	151,718
AGCO Corp.	198	20,412
Allegiant Travel Co.	56	10,597
Alpha Pro Tech, Ltd. (1)	110	1,227
Altra Industrial Motion Corp.	98	5,432
ArcBest Corp.	182	7,766
Arcosa, Inc.	152	8,349
Argan, Inc.	51	2,269
ASGN, Inc. (1)	63	5,262
Astec Industries, Inc.	52	3,010
Atkore International Group, Inc. (1)	389	15,992
Atlas Air Worldwide Holdings, Inc. (1)	11	600
Axon Enterprise, Inc. (1)	52	6,372
AZZ, Inc.	150	7,116
BG Staffing, Inc.	30	405
BMC Stock Holdings, Inc. (1)	199	10,682
Boise Cascade Co.	313	14,961
CAI International, Inc.	16	500
Caterpillar, Inc.	368	66,983
Cintas Corp.	208	73,520
Comfort Systems USA, Inc.	328	17,272
Construction Partners, Inc. (1)	3	87
Copart, Inc. (1)	525	66,806
CoreCivic, Inc.	43	282
CoreLogic, Inc./United States	252	19,485
Covenant Logistics Group, Inc. (1)	98	1,451
CSX Corp.	385	34,939
Cummins, Inc.	1,139	258,667
Deere & Co.	217	58,384
Eaton Corp. PLC	771	92,628
EMCOR Group, Inc.	371	33,932
Emerson Electric Co.	275	22,102
EnerSys	41	3,405
Fastenal Co.	520	25,392
FedEx Corp.	207	53,741
FuelCell Energy, Inc. (1)	19	212
Generac Holdings, Inc. (1)	42	9,551

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
General Electric Co.	1,380	14,904
GrafTech International, Ltd.	312	3,326
HEICO Corp.	89	11,784
Herc Holdings, Inc. (1)	66	4,383
Herman Miller, Inc.	100	3,380
Hertz Global Holdings, Inc. (1)	230	294
HNI Corp.	122	4,204
Hubbell, Inc.	103	16,149
Huntington Ingalls Industries, Inc.	108	18,412
JB Hunt Transport Services, Inc.	44	6,013
Kelly Services, Inc. - Class A	151	3,106
Kforce, Inc.	62	2,610
Kimball International, Inc. - Class B	266	3,179
L B Foster Co. - Class A (1)	50	753
Lawson Products, Inc./DE (1)	11	560
Lockheed Martin Corp.	672	238,547
LSC Communications, Inc. (1)	641	13
Manitowoc Co., Inc./The (1)	30	399
ManpowerGroup, Inc.	809	72,956
Matson, Inc.	132	7,520
Maxar Technologies, Inc.	98	3,782
McGrath RentCorp	56	3,758
Meritor, Inc. (1)	66	1,842
Miller Industries, Inc./TN	386	14,676
Moog, Inc.	212	16,812
MSC Industrial Direct Co., Inc.	612	51,647
Mueller Industries, Inc.	313	10,989
MYR Group, Inc. (1)	62	3,726
National Presto Industries, Inc.	13	1,150
NL Industries, Inc.	15	72
Norfolk Southern Corp.	12	2,851
Old Dominion Freight Line, Inc.	197	38,450
PACCAR, Inc.	2,562	221,049
PAE, Inc. (1)	236	2,166
Parker-Hannifin Corp.	302	82,268
Plug Power, Inc. (1)	391	13,259
Primoris Services Corp.	858	23,689
Quad/Graphics, Inc. - Class A	64	244
Quanta Services, Inc.	2,085	150,162
Regal Beloit Corp.	323	39,668
Resideo Technologies, Inc. (1)	230	4,890
Rexnord Corp.	73	2,883
RR Donnelley & Sons Co.	696	1,573
Rush Enterprises, Inc.	246	10,189
Ryder System, Inc.	133	8,214
Safe Bulkers, Inc. (1)	244	317
Saia, Inc. (1)	70	12,656

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 91

Schedule of Investments
December 31, 2020

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Shyft Group, Inc./The	107	3,037
SkyWest, Inc.	33	1,330
Steelcase, Inc.	216	2,927
Textainer Group Holdings, Ltd. (1)	218	4,181
Timken Co./The	514	39,763
TPI Composites, Inc. (1)	85	4,486
Triton International, Ltd./Bermuda	602	29,203
Tutor Perini Corp. (1)	16	207
Uber Technologies, Inc. (1)	720	36,720
United Parcel Service, Inc. - Class B	601	101,208
Vectrus, Inc. (1)	101	5,022
Veritiv Corp. (1)	72	1,497
Waste Management, Inc.	2,326	274,305
Watsco, Inc.	35	7,929
WESCO International, Inc. (1)	211	16,564
WESCO International, Inc. Series A Variable Preferred (8)	153	4,781
		2,780,143

Information Technology — 6.4%
8x8, Inc. (1)	62	2,137
Accenture PLC - Class A	150	39,182
ACI Worldwide, Inc. (1)	288	11,068
Adobe, Inc. (1)	533	266,564
ADTRAN, Inc.	56	827
Advanced Micro Devices, Inc. (1)	1,128	103,449
Alarm.com Holdings, Inc. (1)	44	4,552
Alliance Data Systems Corp.	81	6,002
Amkor Technology, Inc.	517	7,796
Apple, Inc.	14,313	1,899,192
Applied Materials, Inc.	1,883	162,503
Arista Networks, Inc. (1)	14	4,068
Arrow Electronics, Inc. (1)	572	55,656
AstroNova, Inc.	133	1,416
Autodesk, Inc. (1)	267	81,526
Avaya Holdings Corp. (1)	239	4,577
Avnet, Inc.	975	34,232
Bill.com Holdings, Inc. (1)	27	3,686
Broadcom, Inc.	279	122,160
CACI International, Inc. - Class A (1)	168	41,887
Cadence Design Systems, Inc. (1)	1,951	266,175
Calix, Inc. (1)	730	21,725
Cambium Networks Corp. (1)	58	1,455
CDK Global, Inc.	1,515	78,522
CDW Corp./DE	403	53,111
Cerence, Inc. (1)	85	8,541
ChannelAdvisor Corp. (1)	415	6,632

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Ciena Corp. (1)	195	10,306
Cisco Systems, Inc.	4,194	187,682
Cloudera, Inc. (1)	2	28
Cloudflare, Inc. (1)	161	12,234
Cognex Corp.	144	11,561
Cognizant Technology Solutions Corp.	983	80,557
Concentrix Corp. (1)	193	19,049
Conduent, Inc. (1)	808	3,878
Corning, Inc.	981	35,316
Coupa Software, Inc. (1)	45	15,251
Crowdstrike Holdings, Inc. (1)	144	30,502
Dell Technologies, Inc. - Class C (1)	74	5,423
Diebold Nixdorf, Inc. (1)	148	1,578
Digital Turbine, Inc. (1)	262	14,819
DocuSign, Inc. (1)	210	46,683
Dropbox, Inc. - Class A (1)	135	2,996
DXC Technology Co.	585	15,064
Eastman Kodak Co. (1)	42	342
Ebix, Inc.	109	4,139
Elastic NV (1)	12	1,754
Enphase Energy, Inc. (1)	106	18,600
F5 Networks, Inc. (1)	41	7,214
Fastly, Inc. (1)	50	4,369
FormFactor, Inc. (1)	37	1,592
Fortinet, Inc. (1)	108	16,041
Hewlett Packard Enterprise Co.	2,497	29,589
HP, Inc.	2,826	69,491
HubSpot, Inc. (1)	38	15,065
II-VI, Inc. (1)	60	4,558
Insight Enterprises, Inc. (1)	55	4,185
Intel Corp.	4,916	244,915
Intuit, Inc.	814	309,198
Jabil, Inc.	1,030	43,806
KBR, Inc.	216	6,681
KLA Corp.	348	90,101
Lam Research Corp.	273	128,930
Mastercard, Inc.	578	206,311
Maxim Integrated Products, Inc.	208	18,439
Methode Electronics, Inc.	137	5,244
Microchip Technology, Inc.	25	3,453
Micron Technology, Inc. (1)	618	46,461
Microsoft Corp.	7,198	1,600,979
MicroStrategy, Inc. (1)	71	27,587
MKS Instruments, Inc.	67	10,080
MoneyGram International, Inc. (1)	330	1,803
Monolithic Power Systems, Inc.	8	2,930
NCR Corp. (1)	254	9,543

The accompanying notes are an integral part of these financial statements

Page 92	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
NETGEAR, Inc. (1)	41	1,666
NortonLifeLock, Inc.	1,549	32,188
NVIDIA Corp.	515	268,933
ON Semiconductor Corp. (1)	98	3,208
Oracle Corp.	3,574	231,202
PagerDuty, Inc. (1)	34	1,418
Palo Alto Networks, Inc. (1)	4	1,422
Paycom Software, Inc. (1)	46	20,804
PayPal Holdings, Inc. (1)	89	20,844
Photronics, Inc. (1)	364	4,062
Plantronics, Inc.	42	1,135
Priority Technology Holdings, Inc. (1)	171	1,204
Progress Software Corp.	447	20,200
Qorvo, Inc. (1)	211	35,083
QUALCOMM, Inc.	2,198	334,843
Rimini Street, Inc. (1)	83	368
RingCentral, Inc. - Class A (1)	48	18,191
salesforce.com, Inc. (1)	735	163,560
Sanmina Corp. (1)	246	7,845
Sapiens International Corp. NV	38	1,163
ServiceNow, Inc. (1)	23	12,660
Skyworks Solutions, Inc.	239	36,538
Slack Technologies, Inc. - Class A (1)	38	1,605
Smartsheet, Inc. (1)	55	3,811
SolarEdge Technologies, Inc. (1)	8	2,553
Sonim Technologies, Inc. (1)	265	192
SPS Commerce, Inc. (1)	158	17,157
Square, Inc. - Class A (1)	326	70,951
SS&C Technologies Holdings, Inc.	2,769	201,445
StoneCo, Ltd. (1)	143	12,001
Stratasys, Ltd. (1)	125	2,590
Sykes Enterprises, Inc. (1)	199	7,496
SYNNEX Corp.	262	21,337
Tenable Holdings, Inc. (1)	216	11,288
Teradyne, Inc.	355	42,561
TESSCO Technologies, Inc.	42	262
Texas Instruments, Inc.	954	156,580
Trade Desk, Inc./The (1)	43	34,443
Trimble, Inc. (1)	588	39,261
TTEC Holdings, Inc.	121	8,825
Twilio, Inc. - Class A (1)	124	41,974
Ultra Clean Holdings, Inc. (1)	30	935
Verint Systems, Inc. (1)	128	8,599
Veritone, Inc. (1)	28	797
VirnetX Holding Corp. (2)	656	3,306
Visa, Inc.	943	206,262
Vishay Intertechnology, Inc.	633	13,109

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Vontier Corp. (1)	71	2,371
Xerox Holdings Corp.	1,476	34,228
Xilinx, Inc.	270	38,278
Xperi Holding Corp.	459	9,593
Zebra Technologies Corp. - Class A (1)	106	40,739
Zoom Video Communications, Inc.- Class A (1)	156	52,622
Zscaler, Inc. (1)	63	12,582
		9,033,258

Materials — 0.7%
Avery Dennison Corp.	306	47,464
Avient Corp.	76	3,061
Caledonia Mining Corp. PLC	163	2,588
Celanese Corp.	32	4,158
Century Aluminum Co. (1)	12	132
Chemours Co./The	88	2,182
Coeur Mining, Inc. (1)	17	176
Commercial Metals Co.	117	2,403
Corteva, Inc.	716	27,724
Dow, Inc.	651	36,131
Eastman Chemical Co.	627	62,876
Freeport-McMoRan, Inc. - Class B	1,344	34,971
Hawkins, Inc.	34	1,779
Huntsman Corp.	1,126	28,308
Koppers Holdings, Inc. (1)	73	2,275
Linde PLC	30	7,905
Louisiana-Pacific Corp.	634	23,566
LyondellBasell Industries NV - Class A	311	28,506
Minerals Technologies, Inc.	40	2,485
Mosaic Co./The	108	2,485
Newmont Corp.	2,374	142,179
Nucor Corp.	387	20,585
O-I Glass, Inc.	317	3,772
Olin Corp.	88	2,161
Olympic Steel, Inc.	76	1,013
Packaging Corp. of America	86	11,860
PPG Industries, Inc.	489	70,524
Rayonier Advanced Materials, Inc. (1)	189	1,232
Reliance Steel & Aluminum Co.	466	55,804
Royal Gold, Inc.	30	3,191
Ryerson Holding Corp. (1)	338	4,610
Scotts Miracle-Gro Co./The	703	139,995
Sherwin-Williams Co./The	145	106,562
Steel Dynamics, Inc.	327	12,056
Stepan Co.	37	4,415
SunCoke Energy, Inc.	84	365

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 93

Schedule of Investments
December 31, 2020

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Tredegar Corp.	237	3,958
Trinseo SA	24	1,229
Tronox Holdings PLC	219	3,202
Westlake Chemical Corp.	117	9,547
Westrock Co.	167	7,270
		926,705

Real Estate Investment Trust — 0.7%
Altisource Portfolio Solutions SA (1)	205	2,640
American Homes 4 Rent - Class A	752	22,560
American Tower Corp.	679	152,408
Ashford Hospitality Trust, Inc.	141	365
CareTrust REIT, Inc.	142	3,150
CatchMark Timber Trust, Inc.	380	3,557
CBL & Associates Properties, Inc. (1)(2)	1,071	44
Clipper Realty, Inc.	119	839
Columbia Property Trust, Inc.	919	13,178
Community Healthcare Trust, Inc.	32	1,508
CorEnergy Infrastructure Trust, Inc.	277	1,897
CorePoint Lodging, Inc.	268	1,844
Corporate Office Properties Trust	580	15,126
CubeSmart	1,179	39,626
CyrusOne, Inc.	53	3,877
DiamondRock Hospitality Co.	145	1,196
EastGroup Properties, Inc.	107	14,772
Equinix, Inc.	98	69,990
Essex Property Trust, Inc.	131	31,102
Extra Space Storage, Inc.	510	59,089
Gaming and Leisure Properties, Inc.	776	32,902
Getty Realty Corp.	277	7,629
Healthcare Realty Trust, Inc.	895	26,492
Healthcare Trust of America, Inc. - Class A	606	16,689
Hersha Hospitality Trust	123	970
Highwoods Properties, Inc.	24	951
Host Hotels & Resorts, Inc.	349	5,106
Iron Mountain, Inc.	1,432	42,215
Lamar Advertising Co. - Class A	1,008	83,886
Life Storage, Inc.	67	7,999
LTC Properties, Inc.	673	26,186
Maui Land & Pineapple Co., Inc. (1)	5	58
National Health Investors, Inc.	77	5,326
National Storage Affiliates Trust	338	12,178
Newmark Group, Inc.	236	1,720
Omega Healthcare Investors, Inc.	313	11,368
Park Hotels & Resorts, Inc.	268	4,596
Piedmont Office Realty Trust, Inc.	899	14,591
PotlatchDeltic Corp.	91	4,552

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
PS Business Parks, Inc.	123	16,343
Public Storage	283	65,353
RAIT Financial Trust (1)(6)	368	0
Ryman Hospitality Properties, Inc.	32	2,168
Sabra Health Care REIT, Inc.	176	3,057
SBA Communications Corp.	102	28,777
Service Properties Trust	1,004	11,536
Simon Property Group, Inc.	932	79,481
Spirit MTA REIT Liquidating Trust (1)(6)	477	0
Tanger Factory Outlet Centers, Inc. (2)	304	3,028
Trinity Place Holdings, Inc. (1)	367	459
Urstadt Biddle Properties, Inc. - Class A	376	5,313
Welltower, Inc.	275	17,771
		977,468

Utilities — 0.4%
Alliant Energy Corp.	108	5,565
American Water Works Co., Inc.	523	80,265
Atlantic Power Corp. (1)	423	888
Eversource Energy	19	1,644
MDU Resources Group, Inc.	1,409	37,113
NextEra Energy, Inc.	2,318	178,831
NRG Energy, Inc.	678	25,459
Public Service Enterprise Group, Inc.	1,374	80,104
UGI Corp.	753	26,325
Vistra Corp.	34	668
WEC Energy Group, Inc.	364	33,499
Xcel Energy, Inc.	1,093	72,851
		543,212

Total Common Stocks (Cost $23,056,620)		31,250,188

Registered Investment Companies — 69.2%
Baird Core Plus Bond Fund - Class I	501,827	6,092,177
Dodge & Cox Income Fund	350,828	5,139,623
DoubleLine Total Return Bond Fund - Class I	320,390	3,428,176
Guggenheim Total Return Bond Fund - Class I	87,805	2,607,821
iShares Core U.S. Aggregate Bond ETF (7)	70,037	8,277,673
iShares JP Morgan USD Emerging Markets Bond ETF (7)	124,818	14,467,654
Lord Abbett High Yield Fund - Class I	807,499	6,015,867
Payden Emerging Markets Bond Fund - Class I	108,674	1,509,478
PGIM Total Return Bond Fund - Class R6	346,631	5,237,598

The accompanying notes are an integral part of these financial statements

Page 94	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Conservative Allocation
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — continued
Pioneer Bond Fund - Class Y	394,545	3,996,743
Segall Bryant & Hamill Plus Bond Fund - Class I	397,349	4,426,469
SPDR Bloomberg Barclays High Yield Bond ETF (7)	90,085	9,813,860
TCW Emerging Markets Income Fund - Class I	329,551	2,804,481
Vanguard Intermediate-Term Corporate Bond ETF (7)	34,995	3,399,414
Vanguard Total Bond Market ETF (7)	80,350	7,086,067
Xtrackers USD High Yield Corporate Bond ETF (7)	274,322	13,740,787
Total Registered Investment Companies (Cost $91,532,633)		98,043,888

Money Market Registered Investment Companies — 7.4%
Meeder Institutional Prime Money Market Fund, 0.08% (4)	10,425,301	10,428,429
Morgan Stanley Government Institutional Fund, 0.03% (3)	4,870	4,870
Total Money Market Registered Investment Companies (Cost $10,426,324)		10,433,299
Total Investments — 98.7% (Cost $125,015,577)		139,727,375
Other Assets less Liabilities — 1.3%		1,791,175
Total Net Assets — 100.0%		141,518,550

Trustee Deferred Compensation (5)
Meeder Balanced Fund - Retail Class	1,125	14,423
Meeder Dynamic Allocation Fund - Retail Class	2,884	38,617
Meeder Muirfield Fund - Retail Class	1,790	14,678
Meeder Conservative Allocation Fund - Retail Class	332	7,938
Total Trustee Deferred Compensation (Cost $61,505)		75,656

Conservative Allocation
	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	35	3/19/2021	3,728,900	59,330
Mini MSCI Emerging Markets Index Futures	16	3/19/2021	1,030,560	32,257
Russell 2000 Mini Index Futures	7	3/19/2021	691,180	14,035
Standard & Poors 500 Mini Futures	23	3/19/2021	4,311,120	125,703
E-mini Standard & Poors MidCap 400 Futures	5	3/19/2021	1,151,750	35,519
Total Futures Contracts	86		10,913,510	266,844

(1)	Represents non-income producing securities.
(2)	All or a portion of this security is on loan.
(3)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2020.
(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2020.
(5)	Assets of affiliates to the Conservative Allocation Fund held for the benefit of the Fund’s Trustees in connection with the Trustees Deferred Compensation Plan.
(6)	Fair valued security deemed as Level 3 security.
(7)	Exchange-traded fund.
(8)	Preferred stock.

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 95

Schedule of Investments
December 31, 2020

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 74.1%
Communication Services — 7.4%
Activision Blizzard, Inc.	9,907	919,865
Alphabet, Inc. - Class A (1)	915	1,603,666
Alphabet, Inc. - Class C (1)	1,597	2,797,752
AMC Entertainment Holdings, Inc. - Class A (2)	816	1,730
Cinemark Holdings, Inc.	528	9,192
Comcast Corp. - Class A	28,511	1,493,976
Cumulus Media, Inc. (1)	785	6,845
DHI Group, Inc. (1)	108	240
DISH Network Corp. (1)	1,226	39,649
Electronic Arts, Inc.	3,781	542,952
EW Scripps Co./The	216	3,303
Facebook, Inc. (1)	10,912	2,980,722
Fluent, Inc. (1)	895	4,752
Frontier Communications Corp. (1)	3,108	278
Glu Mobile, Inc. (1)	1,144	10,307
Gogo, Inc. (1)	330	3,178
Gray Television, Inc. (1)	1,628	29,125
IDT Corp. - Class B (1)	398	4,919
Interpublic Group of Cos., Inc./The	12,842	302,044
Lee Enterprises, Inc. (1)	2,570	3,238
Liberty TripAdvisor Holdings, Inc. (1)	547	2,374
Lions Gate Entertainment Corp. - Class A (1)	1,336	15,190
Meredith Corp.	222	4,262
Netflix, Inc. (1)	1,709	924,108
News Corp.	3,084	55,419
Nexstar Media Group, Inc.	997	108,862
Omnicom Group, Inc.	4,641	289,459
Pinterest, Inc. - Class A (1)	1,772	116,775
Roku, Inc. - Class A (1)	623	206,848
Sinclair Broadcast Group, Inc.	135	4,300
Spotify Technology SA (1)	889	279,733
Take-Two Interactive Software, Inc. (1)	343	71,272
TechTarget, Inc. (1)	859	50,775
TEGNA, Inc.	1,874	26,142
Telephone and Data Systems, Inc.	1,239	23,008
Twitter, Inc. (1)	976	52,850
Verizon Communications, Inc.	28,619	1,681,366
World Wrestling Entertainment, Inc. - Class A	1,217	58,477
Yelp, Inc. (1)	64	2,091
		14,731,044

Consumer Discretionary — 9.5%
Abercrombie & Fitch Co.	53	1,079
Adient PLC (1)	85	2,955

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Amazon.com, Inc. (1)	1,607	5,233,887
American Eagle Outfitters, Inc.	46	923
Aramark	950	36,556
At Home Group, Inc. (1)	296	4,576
AutoNation, Inc. (1)	199	13,888
Best Buy Co., Inc.	5,333	532,180
Big Lots, Inc.	299	12,836
BorgWarner, Inc.	832	32,148
Boyd Gaming Corp.	623	26,739
Brinker International, Inc.	394	22,289
Brunswick Corp./DE	474	36,138
Buckle, Inc./The	190	5,548
Caleres, Inc.	481	7,528
Camping World Holdings, Inc.	2,340	60,957
Capri Holdings, Ltd. (1)	619	25,998
CarParts.com, Inc. (1)	824	10,209
Carvana Co. (1)	57	13,654
Chipotle Mexican Grill, Inc. (1)	500	693,355
Churchill Downs, Inc.	91	17,726
Container Store Group, Inc./The (1)	212	2,022
Cooper Tire & Rubber Co.	345	13,973
Cracker Barrel Old Country Store, Inc.	501	66,092
Crocs, Inc. (1)	3,358	210,412
Dana, Inc.	1,295	25,278
Darden Restaurants, Inc.	904	107,684
Dave & Buster’s Entertainment, Inc.	127	3,813
Del Taco Restaurants, Inc.	208	1,884
Designer Brands, Inc. - Class A	505	3,863
Dillard’s, Inc. - Class A	52	3,279
Dollar General Corp.	2,574	541,312
Dollar Tree, Inc. (1)	862	93,130
Domino’s Pizza, Inc.	321	123,091
DR Horton, Inc.	4,279	294,909
Duluth Holdings, Inc. - Class B (1)	89	940
eBay, Inc.	3,310	166,328
Etsy, Inc. (1)	495	88,065
Everi Holdings, Inc. (1)	257	3,549
Extended Stay America, Inc.	1,752	25,947
Fiesta Restaurant Group, Inc. (1)	265	3,021
Fossil Group, Inc. (1)	413	3,581
Fox Factory Holding Corp. (1)	99	10,465
Franchise Group, Inc.	113	3,441
Gap, Inc./The	198	3,998
General Motors Co.	10,173	423,604
Genesco, Inc. (1)	93	2,798
GoPro, Inc. (1)	301	2,492
Greenlane Holdings, Inc. (1)	370	1,465

The accompanying notes are an integral part of these financial statements

Page 96	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Group 1 Automotive, Inc.	121	15,868
GrowGeneration Corp. (1)	418	16,812
Guess?, Inc.	225	5,090
Hanesbrands, Inc.	1,124	16,388
Harley-Davidson, Inc.	1,208	44,334
Hibbett Sports, Inc. (1)	501	23,136
Houghton Mifflin Harcourt Co. (1)	495	1,648
International Game Technology PLC	1,113	18,854
Kohl’s Corp.	1,009	41,056
L Brands, Inc.	915	34,029
Lakeland Industries, Inc. (1)	961	26,187
Lands’ End, Inc. (1)	217	4,681
Las Vegas Sands Corp.	1,010	60,196
Lear Corp.	328	52,162
Lennar Corp. - Class A	1,351	102,987
Lovesac Co./The (1)	61	2,628
Lowe’s Cos., Inc.	9,039	1,450,850
Lululemon Athletica, Inc. (1)	542	188,632
Lumber Liquidators Holdings, Inc. (1)	552	16,968
M/I Homes, Inc. (1)	296	13,110
Malibu Boats, Inc. (1)	226	14,111
MarineMax, Inc. (1)	170	5,955
Marriott International, Inc./MD	459	60,551
McDonald’s Corp.	6,146	1,318,809
Meritage Homes Corp. (1)	579	47,953
MGM Resorts International	49	1,544
Modine Manufacturing Co. (1)	908	11,404
Nautilus, Inc. (1)	333	6,041
NIKE, Inc. - Class B	4,443	628,551
Nordstrom, Inc.	105	3,277
ODP Corp./The	596	17,463
OneWater Marine, Inc. (1)	315	9,163
Overstock.com, Inc. (1)	218	10,457
Party City Holdco, Inc. (1)	552	3,395
Penn National Gaming, Inc. (1)	805	69,528
Polaris, Inc.	283	26,964
Pool Corp.	74	27,565
PulteGroup, Inc.	9,151	394,591
Purple Innovation, Inc. (1)	634	20,884
Qurate Retail, Inc. - Class A	3,927	43,079
Red Rock Resorts, Inc.	585	14,648
Rent-A-Center, Inc./TX	7,429	284,456
Scientific Games Corp. (1)	348	14,439
Select Interior Concepts, Inc. (1)	2	14
Sleep Number Corp. (1)	159	13,016
Smith & Wesson Brands, Inc.	90	1,598
Sonic Automotive, Inc.	487	18,784

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Starbucks Corp.	6,451	690,128
Tapestry, Inc.	790	24,553
Target Corp.	3,094	546,184
Tesla, Inc. (1)	3,288	2,320,243
Texas Roadhouse, Inc.	503	39,314
Thor Industries, Inc.	1,782	165,708
TopBuild Corp. (1)	124	22,826
Town Sports International Holdings, Inc. (1)	2,090	523
Tupperware Brands Corp. (1)	179	5,798
Urban Outfitters, Inc. (1)	258	6,605
Vista Outdoor, Inc. (1)	144	3,421
VOXX International Corp. (1)	212	2,705
Waitr Holdings, Inc. (1)	351	976
Wayfair, Inc. (1)	48	10,839
Wendy’s Co./The	920	20,166
Williams-Sonoma, Inc.	265	26,988
Wingstop, Inc.	330	43,742
Winnebago Industries, Inc.	2,421	145,115
Wyndham Destinations, Inc.	2,925	131,216
Yum China Holdings, Inc.	2,658	151,745
Yum! Brands, Inc.	3,969	430,875
		19,015,131

Consumer Staples — 2.3%
Andersons, Inc./The	403	9,878
BJ’s Wholesale Club Holdings, Inc. (1)	232	8,649
Bunge, Ltd.	11,188	733,709
Conagra Brands, Inc.	2,979	108,019
Costco Wholesale Corp.	276	103,991
Darling Ingredients, Inc. (1)	6,419	370,248
General Mills, Inc.	16,731	983,783
Ingredion, Inc.	150	11,801
Kroger Co./The	4,980	158,165
Molson Coors Beverage Co. - Class B	5,058	228,571
Natural Grocers by Vitamin Cottage, Inc.	302	4,149
Nu Skin Enterprises, Inc.	211	11,527
PepsiCo, Inc.	5,712	847,090
Performance Food Group Co. (1)	658	31,327
Rite Aid Corp. (1)	358	5,667
SpartanNash Co.	524	9,123
Tyson Foods, Inc.	1,230	79,261
United Natural Foods, Inc. (1)	394	6,292
Walgreens Boots Alliance, Inc.	334	13,320
Walmart, Inc.	6,321	911,172
		4,635,742

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 97

Schedule of Investments
December 31, 2020

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Energy — 0.7%
Amplify Energy Corp.	2,487	3,258
Antero Resources Corp. (1)	2,712	14,780
Apache Corp.	1,048	14,871
Archrock, Inc.	1,573	13,622
Ardmore Shipping Corp.	1,930	6,311
Aspen Aerogels, Inc. (1)	959	16,006
Berry Corp.	370	1,362
Bonanza Creek Energy, Inc. (1)	583	11,269
Brigham Minerals, Inc.	209	2,297
Cabot Oil & Gas Corp.	2,196	35,751
Cactus, Inc. - Class A	1,243	32,405
Centennial Resource Development, Inc./DE - Class A (1)	2,532	3,798
Chaparral Energy, Inc. A Warrants (1)(7)	2	0
Chaparral Energy, Inc. B Warrants (1)(7)	2	0
Chesapeake Energy Corp. (1)	238	362
Cimarex Energy Co.	2,105	78,959
Clean Energy Fuels Corp. (1)	1,815	14,266
CNX Resources Corp. (1)	836	9,029
Concho Resources, Inc.	1,615	94,235
ConocoPhillips	6,190	247,538
CONSOL Energy, Inc. (1)	410	2,956
Continental Resources, Inc./OK	708	11,540
Delek US Holdings, Inc.	319	5,126
DHT Holdings, Inc.	1,239	6,480
Diamondback Energy, Inc.	387	18,731
DMC Global, Inc.	70	3,028
Dorian LPG, Ltd. (1)	509	6,205
Earthstone Energy, Inc. - Class A (1)	897	4,781
EOG Resources, Inc.	3,357	167,414
EQT Corp.	1,991	25,306
Exterran Corp. (1)	226	999
Extraction Oil & Gas, Inc. (1)	1,270	36
Frank’s International NV (1)	845	2,315
Golar LNG, Ltd.	408	3,933
Gulfport Energy Corp. (1)	750	31
Hallador Energy Co.	131	193
Hess Corp.	559	29,510
International Seaways, Inc.	593	9,684
Laredo Petroleum, Inc. (1)	790	15,563
Liberty Oilfield Services, Inc. - Class A	1,572	16,207
Matador Resources Co. (1)	979	11,807
Nabors Industries, Ltd.	162	9,433
NextDecade Corp. (1)	414	865
NexTier Oilfield Solutions, Inc. (1)	1,356	4,665
Nine Energy Service, Inc. (1)	1,075	2,924

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Nordic American Tankers, Ltd.	861	2,540
NOV, Inc. (1)	1,596	21,913
Oasis Petroleum, Inc. Warrants (1)(7)	7	0
Oceaneering International, Inc. (1)	1,320	10,494
Overseas Shipholding Group, Inc. (1)	38	81
Parsley Energy, Inc.	1,293	18,361
Patterson-UTI Energy, Inc.	1,000	5,260
PDC Energy, Inc. (1)	1,006	20,653
Peabody Energy Corp.	1,125	2,711
Phillips 66	812	56,791
Pioneer Natural Resources Co.	770	87,695
Profire Energy, Inc. (1)	11	9
ProPetro Holding Corp. (1)	3,756	27,757
Range Resources Corp.	1,131	7,578
Renewable Energy Group, Inc. (1)	254	17,988
Schlumberger NV	2,017	44,031
SCorp.io Tankers, Inc.	270	3,021
SilverBow Resources, Inc. (1)(2)	506	2,687
Southwestern Energy Co. (1)	3,758	11,199
Superior Energy Services, Inc. (1)	323	15
Teekay Corp. (1)	1,125	2,419
W&T Offshore, Inc. (1)	2,639	5,727
Whiting Petroleum Corp. (1)	82	2,050
Whiting Petroleum Corporation A Warrants (1)	44	77
Whiting Petroleum Corporation B Warrants (1)(2)	21	40
World Fuel Services Corp.	1,128	35,148
WPX Energy, Inc. (1)	1,709	13,928
		1,360,024

Financials — 6.3%
AGNC Investment Corp.	6,469	100,916
Allstate Corp./The	265	29,131
Ally Financial, Inc.	7,162	255,397
American Equity Investment Life Holding Co.	594	16,430
American Express Co.	1,088	131,550
Ameriprise Financial, Inc.	584	113,489
Ameris BanCorp.	1,883	71,686
Artisan Partners Asset Management, Inc. - Class A	2,599	130,834
Associated Banc-Corp.	6,476	110,416
Axos Financial, Inc. (1)	489	18,352
BanCorp.South Bank	1,770	48,569
Bank of America Corp.	38,141	1,156,054
Bank of NT Butterfield & Son, Ltd./The	987	30,755

The accompanying notes are an integral part of these financial statements

Page 98	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
BankUnited, Inc.	1,993	69,317
Bar Harbor Bankshares	186	4,202
Berkshire Hathaway, Inc. - Class B (1)	11,890	2,756,934
Brightsphere Investment Group, Inc.	515	9,929
Charles Schwab Corp./The	419	22,224
Chimera Investment Corp.	288	2,952
Citigroup, Inc.	5,628	347,022
Citizens Financial Group, Inc.	3,481	124,481
Civista Bancshares, Inc.	1,396	24,472
CNO Financial Group, Inc.	3,103	68,980
Comerica, Inc.	30	1,676
Curo Group Holdings Corp.	1,458	20,893
Customers BanCorp., Inc. (1)	1,222	22,216
East West BanCorp., Inc.	1,618	82,049
Eaton Vance Corp.	495	33,625
Elevate Credit, Inc. (1)	2,328	9,289
Ellington Residential Mortgage REIT	1,615	21,060
Enova International, Inc. (1)	833	20,633
Esquire Financial Holdings, Inc. (1)	113	2,168
Evercore, Inc. - Class A	512	56,136
Farmers National Banc Corp.	262	3,477
Fifth Third BanCorp.	10,235	282,179
First Choice BanCorp.	46	851
First Citizens BancShares, Inc./NC - Class A	89	51,110
First Financial BanCorp.	2,016	35,340
First Foundation, Inc.	1,000	20,000
First Horizon Corp.	362	4,619
First Interstate BancSystem, Inc.	118	4,811
First Republic Bank/CA	1,023	150,309
Goosehead Insurance, Inc.	272	33,935
Great Ajax Corp.	2,705	28,294
Hartford Financial Services Group, Inc./The	571	27,968
HBT Financial, Inc.	330	5,000
Heartland Financial USA, Inc.	1,169	47,193
Hilltop Holdings, Inc.	2,846	78,293
Houlihan Lokey, Inc. - Class A	929	62,457
Huntington Bancshares, Inc./OH	3,506	44,281
Independent Bank Corp./MI	1	18
JPMorgan Chase & Co.	7,740	983,522
KeyCorp.	3,646	59,831
Kinsale Capital Group, Inc.	539	107,870
Lakeland Financial Corp.	130	6,965
LendingClub Corp. (1)	129	1,362
M&T Bank Corp.	334	42,518
Meta Financial Group, Inc.	234	8,555
MetLife, Inc.	4,256	199,819
Metrocity Bankshares, Inc.	1,213	17,491

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Morgan Stanley	7,115	487,591
Mr Cooper Group, Inc. (1)	2,090	64,853
NewStar Financial Contingent Value Rights (1)(7)	179	0
Northrim BanCorp., Inc.	898	30,487
Old Republic International Corp.	1,066	21,011
OneMain Holdings, Inc.	1,029	49,557
Oppenheimer Holdings, Inc.	1,860	58,460
PennyMac Financial Services, Inc.	3,158	207,228
PennyMac Mortgage Investment Trust	1,304	22,937
People’s United Financial, Inc.	1,682	21,748
Pinnacle Financial Partners, Inc.	213	13,717
PJT Partners, Inc.	1,144	86,086
PNC Financial Services Group, Inc./The	1,413	210,537
Popular, Inc.	77	4,337
Progressive Corp./The	1,586	156,824
ProSight Global, Inc. (1)	20	257
Prudential Financial, Inc.	2,464	192,364
Pzena Investment Management, Inc. - Class A	2,462	17,973
QCR Holdings, Inc.	630	24,942
RBB BanCorp.	1,137	17,487
Ready Capital Corp.	1,680	20,916
Regions Financial Corp.	12,877	207,577
Sandy Spring BanCorp., Inc.	277	8,917
Siebert Financial Corp. (1)	226	949
Signature Bank/New York NY	513	69,404
Simmons First National Corp.	359	7,751
SLM Corp.	1,779	22,042
South State Corp.	134	9,688
State Street Corp.	3,092	225,036
Stewart Information Services Corp.	4,581	221,537
StoneX Group, Inc. (1)	218	12,622
SVB Financial Group (1)	384	148,927
Synchrony Financial	18,067	627,106
Synovus Financial Corp.	212	6,862
Triumph BanCorp., Inc. (1)	30	1,457
Truist Financial Corp.	7,802	373,950
UMB Financial Corp.	1,045	72,095
United Community Banks, Inc./GA	1,480	42,091
Unum Group	6,502	149,156
Valley National BanCorp.	2,879	28,070
Veritex Holdings, Inc.	1,263	32,409
Virtu Financial, Inc.	3,214	80,896
Virtus Investment Partners, Inc.	335	72,695
Walker & Dunlop, Inc.	1,084	99,750
Wells Fargo & Co.	3,066	92,532

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 99

Schedule of Investments
December 31, 2020

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Western Alliance BanCorp.	1,235	74,038
		12,618,774

Healthcare — 14.0%
89bio, Inc. (1)	38	926
Abbott Laboratories	4,913	537,924
AbbVie, Inc.	16,267	1,743,009
Abeona Therapeutics, Inc. (1)	63	99
AcelRx Pharmaceuticals, Inc. (1)	3,655	4,532
Affimed NV (1)	1,311	7,630
Agilent Technologies, Inc.	4,167	493,748
Akebia Therapeutics, Inc. (1)	265	742
Albireo Pharma, Inc. (1)	15	563
Alexion Pharmaceuticals, Inc. (1)	2,027	316,698
Align Technology, Inc. (1)	410	219,096
Alkermes PLC (1)	1,911	38,124
Allakos, Inc. (1)	154	21,560
Allscripts Healthcare Solutions, Inc. (1)	733	10,585
Alnylam Pharmaceuticals, Inc. (1)	604	78,502
Amedisys, Inc. (1)	31	9,093
AmerisourceBergen Corp.	28	2,737
Amgen, Inc.	5,453	1,253,754
Amicus Therapeutics, Inc. (1)	78	1,801
Amneal Pharmaceuticals, Inc. - Class A (1)	2,422	11,069
Anthem, Inc.	1,129	362,511
Apellis Pharmaceuticals, Inc. (1)	326	18,647
Applied Therapeutics, Inc. (1)	79	1,739
Arcturus Therapeutics Holdings, Inc. (1)	125	5,423
Arcutis Biotherapeutics, Inc. (1)	161	4,529
Arena Pharmaceuticals, Inc. (1)	378	29,042
Arrowhead Pharmaceuticals, Inc. (1)	447	34,298
Assembly Biosciences, Inc. (1)	425	2,571
Assertio Holdings, Inc. (1)	4,595	1,643
Atara Biotherapeutics, Inc. (1)	309	6,066
Avantor, Inc. (1)	1,405	39,551
Axsome Therapeutics, Inc. (1)	62	5,051
Baxter International, Inc.	378	30,331
Beam Therapeutics, Inc. (1)	267	21,798
Beyondspring, Inc. (1)	122	1,488
BioDelivery Sciences International, Inc. (1)	4,109	17,258
Bio-Rad Laboratories, Inc. (1)	65	37,891
Bio-Techne Corp.	165	52,396
Bioxcel Therapeutics, Inc. (1)	174	8,039
Blueprint Medicines Corp. (1)	321	36,000
Bridgebio Pharma, Inc. (1)	216	15,360
Bristol-Myers Squibb Co.	13,502	837,529
Calyxt, Inc. (1)	226	954

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Cardinal Health, Inc.	6,549	350,764
CareDx, Inc. (1)	336	24,343
CASI Pharmaceuticals, Inc. (1)	468	1,381
Castle Biosciences, Inc. (1)	169	11,348
Catalent, Inc. (1)	1,573	163,702
Catalyst Pharmaceuticals, Inc. (1)	2,747	9,175
Centene Corp. (1)	2,247	134,887
Centogene NV (1)	243	2,620
Cerecor, Inc. (1)	444	1,172
Cerner Corp.	8,242	646,832
Charles River Laboratories International, Inc. (1)	420	104,941
Chemed Corp.	285	151,794
ChemoCentryx, Inc. (1)	423	26,192
Co-Diagnostics, Inc. (1)	184	1,711
Community Health Systems, Inc. (1)	1,047	7,779
Computer Programs and Systems, Inc.	362	9,716
Concert Pharmaceuticals, Inc. (1)	20	253
Constellation Pharmaceuticals, Inc. (1)	183	5,270
Corcept Therapeutics, Inc. (1)	200	5,232
Cross Country Healthcare, Inc. (1)	254	2,253
CVS Health Corp.	9,838	671,935
Cymabay Therapeutics, Inc. (1)	1,271	7,296
Danaher Corp.	1,782	395,853
Deciphera Pharmaceuticals, Inc. (1)	82	4,680
Denali Therapeutics, Inc. (1)	287	24,039
DENTSPLY SIRONA, Inc.	2,341	122,575
Editas Medicine, Inc. (1)	294	20,612
Edwards Lifesciences Corp. (1)	2,745	250,426
Eidos Therapeutics, Inc. (1)	83	10,921
Elanco Animal Health, Inc. Contingent Value Rights (1)(7)	1,625	0
Eli Lilly and Co.	4,698	793,210
Eloxx Pharmaceuticals, Inc. (1)	355	1,413
Emergent BioSolutions, Inc. (1)	599	53,670
Endo International PLC (1)	3,202	22,990
Enochian Biosciences, Inc. (1)	66	195
Ensign Group, Inc./The	280	20,418
Evelo Biosciences, Inc. (1)	248	2,998
Exact Sciences Corp. (1)	617	81,746
Exelixis, Inc. (1)	2,620	52,583
Fate Therapeutics, Inc. (1)	369	33,553
Five Prime Therapeutics, Inc. (1)	323	5,494
Fulgent Genetics, Inc. (1)	60	3,126
Gilead Sciences, Inc.	10,139	590,698
Globus Medical, Inc. (1)	357	23,284
HCA Healthcare, Inc.	962	158,211

The accompanying notes are an integral part of these financial statements

Page 100	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Hill-Rom Holdings, Inc.	1,077	105,514
Hologic, Inc. (1)	707	51,491
Horizon Therapeutics Plc (1)	3,990	291,869
Humana, Inc.	981	402,475
IDEXX Laboratories, Inc. (1)	6	2,999
IGM Biosciences, Inc. (1)	36	3,178
Illumina, Inc. (1)	388	143,560
ImmunoGen, Inc. (1)	1,235	7,966
Immunovant, Inc. (1)	94	4,342
Inogen, Inc. (1)	134	5,987
Inovio Pharmaceuticals, Inc. (1)	498	4,407
Insmed, Inc. (1)	403	13,416
Insulet Corp. (1)	128	32,721
Intellia Therapeutics, Inc. (1)	383	20,835
Intersect ENT, Inc. (1)	298	6,824
Intra-Cellular Therapies, Inc. (1)	1	32
Invitae Corp. (1)	517	21,616
Iovance Biotherapeutics, Inc. (1)	832	38,605
iRhythm Technologies, Inc. (1)	104	24,670
Johnson & Johnson	17,416	2,740,930
Jounce Therapeutics, Inc. (1)	340	2,380
Kodiak Sciences, Inc. (1)	188	27,619
Kura Oncology, Inc. (1)	727	23,744
LHC Group, Inc. (1)	2	427
MacroGenics, Inc. (1)	404	9,235
Mallinckrodt PLC (1)	92	18
Marinus Pharmaceuticals, Inc. (1)	211	2,574
McKesson Corp.	1,387	241,227
Medtronic PLC	14,395	1,686,230
MEI Pharma, Inc. (1)	1,169	3,086
Merck & Co., Inc.	21,736	1,778,005
Mersana Therapeutics, Inc. (1)	1,345	35,790
Mettler-Toledo International, Inc. (1)	26	29,632
Mirati Therapeutics, Inc. (1)	225	49,419
Moderna, Inc. (1)	1,262	131,841
ModivCare, Inc. (1)	80	11,090
Molina Healthcare, Inc. (1)	154	32,753
Morphic Holding, Inc. (1)	106	3,556
Myriad Genetics, Inc. (1)	190	3,757
NantKwest, Inc. (1)	638	8,505
Natera, Inc. (1)	389	38,713
National HealthCare Corp.	70	4,649
Neurocrine Biosciences, Inc. (1)	263	25,209
NextGen Healthcare, Inc. (1)	1,483	27,050
Novavax, Inc. (1)	282	31,446
Novocure, Ltd. (1)	81	14,016
Ocular Therapeutix, Inc. (1)	1,294	26,786

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Oncocyte Corp. (1)	312	746
Organogenesis Holdings, Inc. (1)	353	2,658
Osmotica Pharmaceuticals PLC (1)	1,397	5,756
Owens & Minor, Inc.	598	16,176
Pacific Biosciences of California, Inc. (1)	1,015	26,329
Palatin Technologies, Inc. (1)	4,629	3,128
PerkinElmer, Inc.	1,037	148,810
Perrigo Co. PLC	3,795	169,712
Pfizer, Inc.	30,864	1,136,104
PRA Health Sciences, Inc. (1)	445	55,821
Precigen, Inc. (1)(2)	558	5,692
Quest Diagnostics, Inc.	691	82,346
Quidel Corp. (1)	70	12,576
Regeneron Pharmaceuticals, Inc. (1)	1,089	526,107
Replimune Group, Inc. (1)	119	4,540
ResMed, Inc.	647	137,526
REVOLUTION Medicines, Inc. (1)	132	5,226
Rhythm Pharmaceuticals, Inc. (1)	736	21,881
Rigel Pharmaceuticals, Inc. (1)	559	1,957
Rocket Pharmaceuticals, Inc. (1)	243	13,326
Sangamo Therapeutics, Inc. (1)	751	11,719
Scholar Rock Holding Corp. (1)	165	8,007
Seagen, Inc. (1)	759	132,931
Seres Therapeutics, Inc. (1)	341	8,355
Simulations Plus, Inc.	866	62,283
Solid Biosciences, Inc. (1)	395	2,994
Sorrento Therapeutics, Inc. (1)	1,060	7,235
Spectrum Pharmaceuticals, Inc. (1)	1,138	3,881
SpringWorks Therapeutics, Inc. (1)	96	6,962
STERIS PLC	1,636	310,087
Stryker Corp.	2,709	663,813
Supernus Pharmaceuticals, Inc. (1)	509	12,806
Surgery Partners, Inc. (1)	174	5,048
Sutro Biopharma, Inc. (1)	238	5,167
Syros Pharmaceuticals, Inc. (1)	1,139	12,358
Teladoc Health, Inc. (1)	309	61,788
Tenet Healthcare Corp. (1)	810	32,343
TG Therapeutics, Inc. (1)	671	34,905
Thermo Fisher Scientific, Inc.	1,359	632,995
Translate Bio, Inc. (1)	359	6,616
Travere Therapeutics, Inc. (1)	90	2,453
Turning Point Therapeutics, Inc. (1)	303	36,921
Twist Bioscience Corp. (1)	259	36,594
Ultragenyx Pharmaceutical, Inc. (1)	208	28,793
United Therapeutics Corp. (1)	1,401	212,658
UnitedHealth Group, Inc.	3,835	1,344,858
Universal Health Services, Inc. - Class B	505	69,438

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 101

Schedule of Investments
December 31, 2020

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Vanda Pharmaceuticals, Inc. (1)	1,576	20,709
Veeva Systems, Inc. (1)	638	173,696
Veracyte, Inc. (1)	686	33,573
Vertex Pharmaceuticals, Inc. (1)	1,883	445,028
Viatris, Inc. (1)	5,613	105,188
Viela Bio, Inc. (1)	19	683
Viemed Healthcare, Inc. (1)	158	1,226
West Pharmaceutical Services, Inc.	741	209,933
XBiotech, Inc. (1)	808	12,645
Xencor, Inc. (1)	268	11,693
Zimmer Biomet Holdings, Inc.	2,916	449,326
ZIOPHARM Oncology, Inc. (1)	837	2,109
Zoetis, Inc. - Class A	4,954	819,887
		27,923,913

Industrials — 6.3%
3M Co.	3,273	572,088
AGCO Corp.	1,052	108,451
Allegiant Travel Co.	1,025	193,971
Alpha Pro Tech, Ltd. (1)	502	5,597
Altra Industrial Motion Corp.	518	28,713
ArcBest Corp.	836	35,672
Arcosa, Inc.	868	47,679
Argan, Inc.	187	8,320
ASGN, Inc. (1)	152	12,697
Astec Industries, Inc.	219	12,676
Atkore International Group, Inc. (1)	1,856	76,300
Atlas Air Worldwide Holdings, Inc. (1)	46	2,509
Axon Enterprise, Inc. (1)	185	22,668
AZZ, Inc.	634	30,077
BG Staffing, Inc.	101	1,362
BMC Stock Holdings, Inc. (1)	858	46,057
Boise Cascade Co.	3,073	146,889
CAI International, Inc.	51	1,593
Caterpillar, Inc.	1,695	308,524
Charah Solutions, Inc. (1)	139	399
Chart Industries, Inc. (1)	4	471
Cintas Corp.	774	273,578
Comfort Systems USA, Inc.	1,201	63,245
Construction Partners, Inc. (1)	20	582
Copart, Inc. (1)	2,593	329,959
CoreCivic, Inc.	3,074	20,135
CoreLogic, Inc./United States	1,213	93,789
Costamare, Inc.	7	58
Covenant Logistics Group, Inc. (1)	659	9,760
CSX Corp.	1,809	164,167
Cummins, Inc.	5,425	1,232,018

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Deere & Co.	1,397	375,863
Eaton Corp. PLC	2,786	334,710
EMCOR Group, Inc.	961	87,893
Emerson Electric Co.	1,599	128,512
EnerSys	69	5,731
Fastenal Co.	3,382	165,143
FedEx Corp.	981	254,687
FuelCell Energy, Inc. (1)	235	2,625
Generac Holdings, Inc. (1)	309	70,270
General Electric Co.	6,621	71,507
GrafTech International, Ltd.	1,703	18,154
Greenbrier Cos., Inc./The	28	1,019
HEICO Corp.	353	46,737
Herc Holdings, Inc. (1)	230	15,274
Herman Miller, Inc.	492	16,630
Hertz Global Holdings, Inc. (1)	922	1,180
HNI Corp.	539	18,574
Hubbell, Inc.	265	41,549
Huntington Ingalls Industries, Inc.	642	109,448
JB Hunt Transport Services, Inc.	172	23,504
Kelly Services, Inc. - Class A	763	15,695
Kforce, Inc.	262	11,028
Kimball International, Inc. - Class B	1,373	16,407
L B Foster Co. - Class A (1)	301	4,530
Lawson Products, Inc./DE (1)	79	4,022
Lincoln Electric Holdings, Inc.	1	116
Lockheed Martin Corp.	3,355	1,190,958
LSC Communications, Inc. (1)	2,952	59
Manitowoc Co., Inc./The (1)	275	3,660
ManpowerGroup, Inc.	4,086	368,475
Matson, Inc.	630	35,891
Maxar Technologies, Inc.	450	17,366
McGrath RentCorp.	115	7,717
Meritor, Inc. (1)	354	9,880
Miller Industries, Inc./TN	1,798	68,360
Moog, Inc.	1,313	104,121
MSC Industrial Direct Co., Inc.	3,099	261,525
Mueller Industries, Inc.	1,648	57,861
MYR Group, Inc. (1)	322	19,352
National Presto Industries, Inc.	19	1,680
NL Industries, Inc.	48	229
Norfolk Southern Corp.	55	13,069
Old Dominion Freight Line, Inc.	1,006	196,351
PACCAR, Inc.	12,354	1,065,903
PAE, Inc. (1)	744	6,830
Parker-Hannifin Corp.	1,509	411,067
Plug Power, Inc. (1)	1,800	61,038

The accompanying notes are an integral part of these financial statements

Page 102	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Primoris Services Corp.	2,368	65,380
Quad/Graphics, Inc. - Class A	417	1,593
Quanta Services, Inc.	8,249	594,093
Regal Beloit Corp.	1,510	185,443
Resideo Technologies, Inc. (1)	1,157	24,598
Rexnord Corp.	389	15,362
Rollins, Inc.	918	35,866
RR Donnelley & Sons Co.	3,258	7,363
Rush Enterprises, Inc.	1,873	77,580
Ryder System, Inc.	750	46,320
Safe Bulkers, Inc. (1)	1,349	1,754
Saia, Inc. (1)	342	61,834
Shyft Group, Inc./The	668	18,958
SkyWest, Inc.	133	5,361
Steelcase, Inc.	1,115	15,108
Textainer Group Holdings, Ltd. (1)	1,067	20,465
Timken Co./The	1,925	148,918
TPI Composites, Inc. (1)	380	20,056
Triton International, Ltd./Bermuda	2,671	129,570
Tutor Perini Corp. (1)	141	1,826
Uber Technologies, Inc. (1)	3,352	170,952
United Parcel Service, Inc. - Class B	2,833	477,077
Vectrus, Inc. (1)	416	20,684
Veritiv Corp. (1)	327	6,798
Waste Management, Inc.	5,434	640,832
WESCO International, Inc. (1)	976	76,616
WESCO International, Inc. Series A Variable Preferred (9)	610	19,063
YRC Worldwide, Inc. (1)	523	2,317
		12,483,991

Information Technology — 21.8%
8x8, Inc. (1)	343	11,823
Accenture PLC - Class A	889	232,216
ACI Worldwide, Inc. (1)	1,261	48,460
Adobe, Inc. (1)	2,562	1,281,307
Advanced Micro Devices, Inc. (1)	5,315	487,439
Alarm.com Holdings, Inc. (1)	165	17,069
Alliance Data Systems Corp.	360	26,676
Amkor Technology, Inc.	2,763	41,666
Apple, Inc.	70,328	9,331,822
Applied Materials, Inc.	11,221	968,372
Arista Networks, Inc. (1)	81	23,536
Arrow Electronics, Inc. (1)	2,768	269,326
AstroNova, Inc.	482	5,133
Autodesk, Inc. (1)	1,363	416,178
Avaya Holdings Corp. (1)	932	17,848

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Avid Technology, Inc. (1)	614	9,744
Avnet, Inc.	5,026	176,463
Bill.com Holdings, Inc. (1)	105	14,333
Broadcom, Inc.	1,367	598,541
CACI International, Inc. - Class A (1)	1,007	251,075
Cadence Design Systems, Inc. (1)	9,275	1,265,388
Calix, Inc. (1)	3,414	101,601
Cambium Networks Corp. (1)	267	6,696
CDK Global, Inc.	4,484	232,406
CDW Corp./DE	2,261	297,977
Cerence, Inc. (1)	363	36,474
ChannelAdvisor Corp. (1)	1,917	30,634
Ciena Corp. (1)	745	39,373
Cisco Systems, Inc.	19,615	877,771
Cloudera, Inc. (1)	705	9,807
Cloudflare, Inc. (1)	884	67,175
Cognex Corp.	629	50,499
Cognizant Technology Solutions Corp.	4,596	376,642
Concentrix Corp. (1)	1,262	124,559
Conduent, Inc. (1)	3,258	15,638
Corning, Inc.	4,787	172,332
Coupa Software, Inc. (1)	237	80,322
Crowdstrike Holdings, Inc. (1)	681	144,249
Dell Technologies, Inc. - Class C (1)	460	33,713
Diebold Nixdorf, Inc. (1)	630	6,716
Digital Turbine, Inc. (1)	1,652	93,437
DocuSign, Inc. (1)	971	215,853
Dropbox, Inc. - Class A (1)	1,440	31,954
DXC Technology Co.	2,557	65,843
Dynatrace, Inc. (1)	22	952
Eastman Kodak Co. (1)	249	2,027
Ebix, Inc.	494	18,757
Elastic NV (1)	34	4,968
Enphase Energy, Inc. (1)	520	91,244
F5 Networks, Inc. (1)	34	5,982
Fastly, Inc. (1)	252	22,017
FormFactor, Inc. (1)	152	6,539
Fortinet, Inc. (1)	450	66,839
Hewlett Packard Enterprise Co.	12,778	151,419
HP, Inc.	13,947	342,957
HubSpot, Inc. (1)	160	63,430
II-VI, Inc. (1)	196	14,888
Insight Enterprises, Inc. (1)	289	21,990
Intel Corp.	23,899	1,190,648
Intuit, Inc.	3,864	1,467,740
Jabil, Inc.	4,308	183,219
KBR, Inc.	353	10,918

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 103

Schedule of Investments
December 31, 2020

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
KLA Corp.	1,837	475,618
Lam Research Corp.	1,263	596,477
Mastercard, Inc.	2,538	905,914
Maxim Integrated Products, Inc.	1,114	98,756
Methode Electronics, Inc.	495	18,949
Microchip Technology, Inc.	80	11,049
Micron Technology, Inc. (1)	3,023	227,269
Microsoft Corp.	34,058	7,575,180
MicroStrategy, Inc. (1)	405	157,363
MKS Instruments, Inc.	285	42,878
MoneyGram International, Inc. (1)	1,307	7,143
Monolithic Power Systems, Inc.	83	30,397
NCR Corp. (1)	1,102	41,402
NETGEAR, Inc. (1)	148	6,013
NIC, Inc.	469	12,114
NortonLifeLock, Inc.	8,109	168,505
NVIDIA Corp.	2,461	1,285,134
ON Semiconductor Corp. (1)	53	1,735
Oracle Corp.	18,033	1,166,555
PagerDuty, Inc. (1)	182	7,589
Palo Alto Networks, Inc. (1)	235	83,517
Paycom Software, Inc. (1)	199	89,998
PayPal Holdings, Inc. (1)	277	64,873
Photronics, Inc. (1)	1,418	15,825
Plantronics, Inc.	227	6,136
Priority Technology Holdings, Inc. (1)	316	2,225
Progress Software Corp.	2,765	124,950
Qorvo, Inc. (1)	48	7,981
QUALCOMM, Inc.	10,892	1,659,287
Rimini Street, Inc. (1)	310	1,373
RingCentral, Inc. - Class A (1)	207	78,447
salesforce.com, Inc. (1)	3,569	794,210
Sanmina Corp. (1)	1,196	38,140
Sapiens International Corp. NV	190	5,816
Skyworks Solutions, Inc.	1,005	153,644
Slack Technologies, Inc. - Class A (1)	232	9,800
Smartsheet, Inc. (1)	175	12,126
SPS Commerce, Inc. (1)	933	101,314
Square, Inc. - Class A (1)	1,863	405,463
SS&C Technologies Holdings, Inc.	13,478	980,525
StarTek, Inc. (1)	1	8
StoneCo, Ltd. (1)	685	57,485
Stratasys, Ltd. (1)	805	16,680
Sykes Enterprises, Inc. (1)	928	34,958
SYNNEX Corp.	1,462	119,065
Synopsys, Inc. (1)	100	25,924
Tenable Holdings, Inc. (1)	930	48,602

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Teradyne, Inc.	1,905	228,390
TESSCO Technologies, Inc.	237	1,479
Texas Instruments, Inc.	3,967	651,104
Trade Desk, Inc./The (1)	210	168,210
Trimble, Inc. (1)	2,863	191,163
TTEC Holdings, Inc.	487	35,517
Twilio, Inc. - Class A (1)	588	199,038
Ultra Clean Holdings, Inc. (1)	151	4,704
Verint Systems, Inc. (1)	632	42,458
Veritone, Inc. (1)	184	5,235
VirnetX Holding Corp. (2)	2,874	14,485
Visa, Inc.	4,483	980,567
Vishay Intertechnology, Inc.	2,628	54,426
Vontier Corp. (1)	256	8,550
Xerox Holdings Corp.	6,943	161,008
Xilinx, Inc.	1,308	185,435
Xperi Holding Corp.	2,143	44,789
Zebra Technologies Corp. - Class A (1)	524	201,389
Zoom Video Communications, Inc.- Class A (1)	735	247,930
Zscaler, Inc. (1)	263	52,524
		43,525,433

Materials — 2.2%
Avery Dennison Corp.	761	118,039
Avient Corp.	324	13,051
Caledonia Mining Corp. PLC	548	8,702
Celanese Corp.	269	34,954
Chemours Co./The	340	8,429
Coeur Mining, Inc. (1)	478	4,947
Commercial Metals Co.	621	12,755
Corteva, Inc.	3,427	132,693
Dow, Inc.	3,100	172,050
Eastman Chemical Co.	3,284	329,320
Freeport-McMoRan, Inc. - Class B	6,420	167,048
Hawkins, Inc.	178	9,311
Huntsman Corp.	4,987	125,373
Koppers Holdings, Inc. (1)	250	7,790
Louisiana-Pacific Corp.	3,035	112,811
LyondellBasell Industries NV - Class A	1,566	143,540
Minerals Technologies, Inc.	194	12,051
Mosaic Co./The	546	12,563
Newmont Corp.	12,781	765,454
Nucor Corp.	2,006	106,699
O-I Glass, Inc.	1,560	18,564
Olin Corp.	313	7,687
Olympic Steel, Inc.	442	5,892

The accompanying notes are an integral part of these financial statements

Page 104	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Packaging Corp. of America	904	124,671
PPG Industries, Inc.	2,405	346,849
Rayonier Advanced Materials, Inc. (1)	875	5,705
Reliance Steel & Aluminum Co.	2,149	257,343
Royal Gold, Inc.	62	6,594
Ryerson Holding Corp. (1)	1,193	16,273
Scotts Miracle-Gro Co./The	3,128	622,910
Sherwin-Williams Co./The	592	435,067
Steel Dynamics, Inc.	1,490	54,936
Stepan Co.	324	38,660
SunCoke Energy, Inc.	388	1,688
Tredegar Corp.	928	15,498
Trinseo SA	120	6,145
Tronox Holdings PLC	916	13,392
Westlake Chemical Corp.	552	45,043
Westrock Co.	843	36,696
Worthington Industries, Inc.	11	565
		4,357,758

Real Estate Investment Trust — 2.3%
Altisource Portfolio Solutions SA (1)	1,173	15,108
American Homes 4 Rent - Class A	2,914	87,420
American Tower Corp.	3,279	736,004
AvalonBay Communities, Inc.	47	7,540
Camden Property Trust	78	7,794
CareTrust REIT, Inc.	947	21,004
CatchMark Timber Trust, Inc.	1,488	13,928
CBL & Associates Properties, Inc. (1)(2)	5,143	213
Clipper Realty, Inc.	439	3,095
Columbia Property Trust, Inc.	2,635	37,786
Community Healthcare Trust, Inc.	302	14,227
CorEnergy Infrastructure Trust, Inc.	1,448	9,919
CorePoint Lodging, Inc.	666	4,582
Corporate Office Properties Trust	2,658	69,321
CubeSmart	6,192	208,113
CyrusOne, Inc.	152	11,119
DiamondRock Hospitality Co.	777	6,410
EastGroup Properties, Inc.	286	39,485
Equinix, Inc.	439	313,525
Essential Properties Realty Trust, Inc.	77	1,632
Essex Property Trust, Inc.	750	178,065
Extra Space Storage, Inc.	2,720	315,139
Gaming and Leisure Properties, Inc.	4,347	184,313
Getty Realty Corp.	501	13,798
Gladstone Commercial Corp.	1,484	26,712
Healthcare Realty Trust, Inc.	6,465	191,364
Healthcare Trust of America, Inc. - Class A	3,432	94,517

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Host Hotels & Resorts, Inc.	1,879	27,490
Iron Mountain, Inc.	2,635	77,680
Lamar Advertising Co. - Class A	6,191	515,215
Life Storage, Inc.	406	48,472
LTC Properties, Inc.	5,409	210,464
National Health Investors, Inc.	811	56,097
National Storage Affiliates Trust	2,350	84,671
Newmark Group, Inc.	1,087	7,924
Omega Healthcare Investors, Inc.	1,497	54,371
Paramount Group, Inc.	756	6,834
Park Hotels & Resorts, Inc.	2,334	40,028
Piedmont Office Realty Trust, Inc.	3,201	51,952
PotlatchDeltic Corp.	472	23,609
PS Business Parks, Inc.	691	91,813
Public Storage	1,478	341,315
Retail Opportunity Investments Corp.	7,182	96,167
Retail Properties of America, Inc. - Class A	607	5,196
Sabra Health Care REIT, Inc.	1,281	22,251
SBA Communications Corp.	221	62,351
Service Properties Trust	3,129	35,952
Spirit MTA REIT Liquidating Trust (1)(7)	3,134	0
Tanger Factory Outlet Centers, Inc. (2)	1,879	18,715
Trinity Place Holdings, Inc. (1)	97	121
Urstadt Biddle Properties, Inc. - Class A	915	12,929
Welltower, Inc.	1,543	99,709
		4,603,459

Utilities — 1.3%
American Water Works Co., Inc.	2,364	362,803
Duke Energy Corp.	106	9,705
Eversource Energy	447	38,670
MDU Resources Group, Inc.	9,193	242,144
NextEra Energy, Inc.	8,581	662,024
NRG Energy, Inc.	3,178	119,334
Public Service Enterprise Group, Inc.	6,699	390,552
UGI Corp.	4,251	148,615
Vistra Corp.	1,297	25,499
WEC Energy Group, Inc.	1,707	157,095
Xcel Energy, Inc.	6,760	450,690
		2,607,131

Total Common Stocks (Cost $105,137,285)		147,862,400

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 105

Schedule of Investments
December 31, 2020

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — 5.2%
iShares Core MSCI EAFE ETF (8)	15,725	1,086,440
iShares JP Morgan USD Emerging Markets Bond ETF (8)	39,690	4,600,468
Xtrackers USD High Yield Corporate Bond ETF (8)	91,779	4,597,210
Total Registered Investment Companies (Cost $9,302,324)		10,284,118

Money Market Registered Investment Companies — 18.4%
Meeder Institutional Prime Money Market Fund, 0.08% (4)	36,638,418	36,649,409
Morgan Stanley Government Institutional Fund, 0.03% (3)	34,657	34,657
Total Money Market Registered Investment Companies (Cost $36,678,061)		36,684,066

Bank Obligations — 0.4%
First Merchants Bank Deposit Account, 0.75%, 1/4/2021 (5)	248,088	248,088
Metro City Bank Deposit Account, 0.10%, 1/4/2021 (5)	248,220	248,220
Pacific Mercantile Bank Deposit Account, 0.10%, 1/4/2021 (5)	246,825	246,825
Total Bank Obligations (Cost $743,133)		743,133
Total Investments — 98.1% (Cost $151,860,803)		195,573,717
Other Assets less Liabilities — 1.9%		3,706,029
Total Net Assets — 100.0%		199,279,746

Trustee Deferred Compensation (6)
Meeder Balanced Fund - Retail Class	3,479	44,601
Meeder Dynamic Allocation Fund - Retail Class	9,056	121,260
Meeder Muirfield Fund - Retail Class	4,373	35,859
Meeder Conservative Allocation Fund - Retail Class	1,024	24,484
Total Trustee Deferred Compensation (Cost $180,790)		226,204

Dynamic Allocation Fund
	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	309	3/19/2021	32,920,860	486,918
Mini MSCI Emerging Markets Index Futures	147	3/19/2021	9,468,270	280,780
Total Futures Contracts	456		42,389,130	767,698

(1)	Represents non-income producing securities.
(2)	All or a portion of this security is on loan.
(3)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2020.
(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2020.
(5)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2020. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(6)	Assets of affiliates to the Dynamic Allocation Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(7)	Fair valued security deemed as Level 3 security.
(8)	Exchange-traded fund.
(9)	Preferred stock.

The accompanying notes are an integral part of these financial statements

Page 106	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Quantex Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 90.4%
Communication Services — 3.9%
AMC Networks, Inc. (1)	12,565	449,450
Interpublic Group of Cos., Inc./The	21,465	504,857
News Corp.	34,041	604,909
		1,559,216

Consumer Discretionary — 18.5%
Adtalem Global Education, Inc. (1)	7,719	262,060
BorgWarner, Inc.	10,083	389,607
Brinker International, Inc.	10,267	580,804
Gap, Inc./The	14,964	302,123
Hanesbrands, Inc.	26,397	384,868
Harley-Davidson, Inc.	12,656	464,475
Jack in the Box, Inc.	4,325	401,360
Leggett & Platt, Inc.	8,881	393,428
Mohawk Industries, Inc. (1)	3,541	499,104
Newell Brands, Inc.	23,970	508,883
Papa John’s International, Inc.	5,621	476,942
PulteGroup, Inc.	12,846	553,920
Tapestry, Inc.	17,676	549,370
TRI Pointe Group, Inc. (1)	31,908	550,413
Visteon Corp. (1)	3,395	426,140
Whirlpool Corp.	3,419	617,095
		7,360,592

Consumer Staples — 3.3%
Edgewell Personal Care Co.	10,566	365,372
Nu Skin Enterprises, Inc.	12,008	655,997
Sprouts Farmers Market, Inc. (1)	15,747	316,515
		1,337,884

Energy — 2.2%
Cabot Oil & Gas Corp.	16,129	262,580
CNX Resources Corp. (1)	35,159	379,717
HollyFrontier Corp.	9,482	245,110
		887,407

Financials — 8.1%
Assurant, Inc.	3,935	536,026
Green Dot Corp. (1)	6,644	370,735
Invesco, Ltd.	23,039	401,570
Morgan Stanley	6,264	429,272
People’s United Financial, Inc.	32,243	416,902
Trustmark Corp.	11,900	324,989
Unum Group	16,301	373,945
Wells Fargo & Co. (1)(7)	1	0

Quantex Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Zions Bancorp NA	9,370	407,033
		3,260,472

Healthcare — 12.6%
ABIOMED, Inc. (1)	2,144	695,085
Allscripts Healthcare Solutions, Inc. (1)	50,019	722,274
Avanos Medical, Inc. (1)	10,482	480,914
DaVita, Inc. (1)	7,092	832,601
Henry Schein, Inc. (1)	5,244	350,614
Ligand Pharmaceuticals, Inc. (1)(2)	3,211	319,334
Patterson Cos., Inc.	13,649	404,420
PerkinElmer, Inc.	5,376	771,456
Perrigo Co. PLC	10,276	459,543
		5,036,241

Industrials — 17.4%
A O Smith Corp.	7,578	415,426
Alaska Air Group, Inc.	6,703	348,556
CH Robinson Worldwide, Inc.	3,998	375,292
Dycom Industries, Inc. (1)	3,935	297,171
Flowserve Corp.	9,453	348,343
Fortune Brands Home & Security, Inc.	7,664	656,958
Huntington Ingalls Industries, Inc.	2,046	348,802
Pentair PLC	10,942	580,911
Quanta Services, Inc.	12,758	918,831
Resideo Technologies, Inc. (1)	19,074	405,513
Robert Half International, Inc.	7,754	484,470
Rollins, Inc.	12,705	496,384
Snap-on, Inc.	2,440	417,582
Terex Corp.	11,370	396,699
Textron, Inc.	10,205	493,208
		6,984,146

Information Technology — 9.2%
CommVault Systems, Inc. (1)	8,467	468,818
DXC Technology Co.	11,663	300,322
F5 Networks, Inc. (1)	2,392	420,848
FLIR Systems, Inc.	5,620	246,325
InterDigital, Inc.	5,311	322,271
IPG Photonics Corp. (1)	2,035	455,413
Juniper Networks, Inc.	17,824	401,218
NetScout Systems, Inc. (1)	12,594	345,327
Synaptics, Inc. (1)	4,591	442,572
Xerox Holdings Corp.	12,661	293,609
		3,696,723

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 107

Schedule of Investments
December 31, 2020

Quantex Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Materials — 11.0%
Avery Dennison Corp.	3,945	611,909
CF Industries Holdings, Inc.	10,202	394,919
Compass Minerals International, Inc.	6,345	391,613
Eastman Chemical Co.	6,356	637,380
Greif, Inc. - Class A	8,865	415,591
Minerals Technologies, Inc.	8,642	536,841
O-I Glass, Inc.	35,326	420,379
Packaging Corp. of America	2,946	406,283
Worthington Industries, Inc.	11,473	589,024
		4,403,939

Real Estate Investment Trust — 1.7%
Apartment Income REIT Corp. (1)	1,835	70,482
Apartment Investment and Management Co.	1,835	9,689
Kimco Realty Corp.	21,509	322,850
Regency Centers Corp.	6,230	284,026
		687,047

Utilities — 2.5%
NiSource, Inc.	11,328	259,864
NRG Energy, Inc.	11,269	423,151
Pinnacle West Capital Corp.	4,207	336,352
		1,019,367

Total Common Stocks (Cost $28,495,157)		36,233,034

Money Market Registered Investment Companies — 2.2%
Meeder Institutional Prime Money Market Fund, 0.08% (4)	571,961	572,132
Morgan Stanley Government Institutional Fund, 0.03% (3)	324,516	324,516
Total Money Market Registered Investment Companies (Cost $896,647)		896,648

Bank Obligations — 0.0%
First Merchants Bank Deposit Account, 0.75%, 1/4/2021 (5)	8,000	8,000
Total Bank Obligations (Cost $8,000)		8,000
Total Investments — 92.6% (Cost $29,399,804)		37,137,682
Other Assets less Liabilities — 7.4%		2,955,575
Total Net Assets — 100.0%		40,093,257

Quantex Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Trustee Deferred Compensation (6)
Meeder Balanced Fund - Retail Class	1,030	13,205
Meeder Dynamic Allocation Fund - Retail Class	2,627	35,176
Meeder Muirfield Fund - Retail Class	1,382	11,332
Meeder Conservative Allocation Fund - Retail Class	302	7,221
Total Trustee Deferred Compensation (Cost $54,629)		66,934

	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
E-mini Standard & Poors MidCap 400 Futures	20	3/19/2021	4,607,000	27,656
Total Futures Contracts	20		4,607,000	27,656

(1)	Represents non-income producing securities.
(2)	All or a portion of this security is on loan.
(3)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2020.
(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2020.
(5)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2020. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(6)	Assets of affiliates to the Quantex Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(7)	Fair valued security deemed as Level 3 security.

The accompanying notes are an integral part of these financial statements

Page 108	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Total Return Bond Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — 86.5%
Baird Core Plus Bond Fund - Class I	400,394	4,860,780
Dodge & Cox Income Fund	279,182	4,090,021
DoubleLine Total Return Bond Fund - Class I	243,190	2,602,130
Guggenheim Total Return Bond Fund - Class I	68,843	2,044,649
iShares Core U.S. Aggregate Bond ETF (3)	56,600	6,689,555
iShares JP Morgan USD Emerging Markets Bond ETF (3)	61,904	7,175,293
Lord Abbett High Yield Fund - Class I	275,763	2,054,432
Payden Emerging Markets Bond Fund - Class I	48,791	677,713
PGIM Total Return Bond Fund - Class R6	270,587	4,088,564
Pioneer Bond Fund - Class Y	303,055	3,069,949
Segall Bryant & Hamill Plus Bond Fund - Class I	317,231	3,533,957
SPDR Bloomberg Barclays High Yield Bond ETF (3)	31,541	3,436,077
TCW Emerging Markets Income Fund - Class I	164,517	1,400,040
Vanguard Intermediate-Term Corporate Bond ETF (3)	28,025	2,722,349
Vanguard Total Bond Market ETF (3)	64,937	5,726,794
Xtrackers USD High Yield Corporate Bond ETF (3)	95,480	4,782,593
Total Registered Investment Companies (Cost $54,649,913)		58,954,896

Money Market Registered Investment Companies — 3.7%
Meeder Institutional Prime Money Market Fund, 0.08% (1)	2,538,890	2,539,651
Total Money Market Registered Investment Companies (Cost $2,537,503)		2,539,651

Total Return Bond Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
U.S. Government Obligations — 9.9%
Government National Mortgage Association, 6.50%, due 7/20/2038	54,214	71,889
U.S. Treasury Note, 2.25%, due 1/31/2024	2,224,600	2,366,766
U.S. Treasury Note, 2.625%, due 2/15/2029	1,138,100	1,306,503
U.S. Treasury Note, 1.50%, due 8/15/2026	624,500	661,263
U.S. Treasury Note, 2.25%, due 11/15/2025	1,524,600	1,664,911
U.S. Treasury Note, 2.125%, due 12/31/2022	615,000	639,479
Total U.S. Government Obligations (Cost $6,188,342)		6,710,811
Total Investments — 100.1% (Cost $63,375,758)		68,205,358
Liabilities less Other Assets — (0.1%)		(101,139)
Total Net Assets — 100.0%		68,104,219

Trustee Deferred Compensation (2)
Meeder Balanced Fund - Retail Class	1,160	14,871
Meeder Dynamic Allocation Fund - Retail Class	2,884	38,617
Meeder Muirfield Fund - Retail Class	1,611	13,210
Meeder Conservative Allocation Fund - Retail Class	347	8,297
Total Trustee Deferred Compensation (Cost $64,166)		74,995

(1)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2020.
(2)	Assets of affiliates to the Total Return Bond Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(3)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 109

Schedule of Investments
December 31, 2020

Prime Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Bank Obligations — 4.3%
Bank Midwest Deposit Account	0.55	%(1)	01/04/21	246,174	246,174
CIBC Bank Deposit Account	0.20	%(1)	01/04/21	245,338	245,338
First Merchants Bank Deposit Account	0.75	%(1)	01/04/21	248,088	248,088
Metro City Bank Deposit Account	0.10	%(1)	01/04/21	246,234	246,234
State Bank of India Deposit Account	0.50	%(1)	01/04/21	246,184	246,184
TIAA Bank Deposit Account	0.05	%(1)	01/04/21	245,611	245,611
Total Bank Obligations (Cost $1,477,629)					1,477,629

Certificates of Deposit — 10.7%
American Express National Bank	0.95%		03/24/21	245,000	244,986
Bank Hapoalim BM NY	0.90%		02/22/21	245,000	245,000
BMW Bank North America	0.90%		03/25/21	245,000	244,986
Capital One N.A.	0.90%		03/25/21	245,000	244,986
Capital One Bank USA N.A.	0.90%		03/25/21	245,000	244,986
Discover Bank	0.85%		03/25/21	245,000	244,986
Fifth Third Bank N.A.	0.95%		03/25/21	245,000	244,986
Goldman Sachs Bank USA/New York	0.90%		03/25/21	245,000	244,986
Lakeland Bank	0.90%		03/26/21	245,000	245,000
Sumitomo Mitsui Trust Bank LTD/New York, NY	0.23%		03/25/21	500,000	500,000
Toronto Dominion Bank/New York, NY	0.40%		07/19/21	250,000	250,000
Toronto Dominion Bank/New York, NY	0.35%		08/31/21	500,000	500,000
Townebank/Portsmouth, VA	0.85%		03/26/21	245,000	244,986
Total Certificates of Deposit (Cost $3,699,888)					3,699,888

Commercial Paper — 28.6%
Anglesea Funding	0.22%		01/19/21	1,000,000	999,888
Anglesea Funding	0.21%		02/01/21	500,000	499,910
Banco Estado Chile	0.30%		01/08/21	200,000	199,988
Banco Santander	0.26%		03/02/21	250,000	249,892
Banco Santander	0.25%		04/01/21	200,000	199,885
Bank of Montreal	0.23%		06/04/21	500,000	499,508

Prime Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Commercial Paper — continued
Bank of Nova Scotia	0.22%		06/01/21	250,000	249,769
Banque et Caisse d’Epargne de l’Etat	0.23%		03/04/21	525,000	524,792
BNP Paribas	0.22%		02/08/21	250,000	249,942
BNP Paribas	0.22%		05/06/21	500,000	499,618
Chesham Finance, LLC	0.17%		01/19/21	250,000	249,979
Credit Suisse AG/New York, NY	0.24%		05/21/21	250,000	249,767
Halkin Finance, LLC	0.19%		01/08/21	250,000	249,991
JP Morgan Securities, LLC	0.17%		01/08/21	250,000	249,992
JP Morgan Securities, LLC	0.20%		02/01/21	200,000	199,966
JP Morgan Securities, LLC	0.41%		02/05/21	250,000	249,900
Macquarie Bank LTD/Australia	0.19%		02/01/21	250,000	249,959
Macquarie Bank LTD/Australia	0.21%		02/08/21	250,000	249,946
Macquarie Bank LTD/Australia	0.23%		03/15/21	250,000	249,883
Mitsubishi International Corp.	0.21%		01/27/21	500,000	499,924
Mizuho Bank LTD/NY	0.30%		02/18/21	250,000	249,900
MUFG Bank LTD/New York, NY	0.28%		01/05/21	250,000	249,992
MUFG Bank LTD/New York, NY	0.27%		01/22/21	250,000	249,961
MUFG Bank LTD/New York, NY	0.32%		04/12/21	250,000	249,776
Royal Bank of Canada (Quarterly U.S. LIBOR + 0.03%)	0.31	%(2)	01/08/21	250,000	249,993
Royal Bank of Canada	0.25%		07/16/21	250,000	249,660
Sumitomo Mitsui Trust Bank LTD/New York, NY	0.21%		01/20/21	500,000	499,947
Toyota Motor Puerto Rico	0.27%		07/19/21	250,000	249,627
Toyota Motor Puerto Rico	0.26%		08/27/21	250,000	249,570
Westpac Banking Corp.	0.15%		01/11/21	250,000	249,990
Westpac Banking Corp.	0.20%		03/31/21	250,000	249,875
Total Commercial Paper (Cost $9,870,790)					9,870,790

The accompanying notes are an integral part of these financial statements

Page 110	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Prime Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Corporate Obligations — 6.4%
Bank of Montreal	3.10%		04/13/21	241,000	242,853
Mizuho Securities, LLC (Monthly U.S. LIBOR + 0.28%)	0.43	%(2)	01/14/21	500,000	500,000
Mizuho Securities, LLC	0.26%		03/17/21	250,000	250,000
Toronto Dominion Bank/New York, NY	2.13%		04/07/21	230,000	230,575
Toronto Dominion Bank/New York, NY (Quarterly U.S. LIBOR + 0.09%)	0.32	%(2)	03/03/21	250,000	250,000
Toyota Motor Credit Corp. (Quarterly U.S. LIBOR + 0.125%)	0.38	%(2)	02/15/21	250,000	250,116
Westpac Banking Corp.	2.10%		05/13/21	250,000	251,605
Westpac Securities NZ LTD/London (Quarterly U.S. LIBOR + 0.01%)	0.24	%(2)	01/05/21	250,000	250,001
Total Corporate Obligations (Cost $2,225,150)					2,225,150

Repurchase Agreements — 20.2%
INTL FCStone (Collateralized by $1,897,770 Various FMACs, FNMAs, GNMAs, 2.50% - 3.00%, due 8/16/32 - 11/1/49, fair value $2,040,001) (proceeds $2,000,051), purchase date 12/31/20	0.23%		01/04/21	2,000,000	2,000,000
South Street (Collateralized by $4,916,218 various FMACs, FNMAs, and SBAs, 1.25% - 6.50%, due 3/1/24 - 3/1/48, fair value $5,126,578)(proceeds $5,000,056), purchase date 12/31/20	0.10%		01/04/21	5,000,000	5,000,000
Total Repurchase Agreements (Cost $7,000,000)					7,000,000

Prime Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
U.S. Government and Agency Obligations — 5.8%
Federal Agricultural Mortgage Corp. (Secured Overnight Financing Rate + 0.09%)	0.18	%(2)	02/10/21	500,000	500,000
Federal Home Loan Bank (Secured Overnight Financing Rate + 0.05%)	0.14	%(2)	01/22/21	500,000	499,997
Federal Home Loan Bank (Secured Overnight Financing Rate + 0.23%)	0.32	%(2)	01/13/21	500,000	500,000
Federal Home Loan Mortgage Corp. (Secured Overnight Financing Rate + 0.03%)	0.12	%(2)	02/05/21	500,000	499,986
Total U.S. Government and Agency Obligations (Cost $1,999,983)					1,999,983

Variable Rate Demand Notes — 14.2%
Caterpillar Financial Power Investment Floating Rate Demand Note	0.30	%(1)	01/04/21	1,752,392	1,752,392
Cleveland Clinic Health System	0.07	%(1)	01/06/21	250,000	250,000
Metropolitan Transportation Authority of New York	0.04	%(1)	01/07/21	500,000	500,000
Michigan State Finance Authority Revenue	0.14	%(1)	01/07/21	500,000	500,000
Ohio State Parks & Recreation Capital	0.07	%(1)	01/06/21	250,000	250,000
Ohio State Department of Rehabilitation & Correction	0.09	%(1)	01/06/21	500,000	500,000
Sports & Exhibition Authority of Pittsburgh and Allegheny County	0.18	%(1)	01/07/21	155,000	155,000
State of California	0.07	%(1)	01/07/21	500,000	500,000
State of Wisconsin	0.09	%(1)	01/07/21	500,000	500,000
Total Variable Rate Demand Notes (Cost $4,907,392)					4,907,392

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 111

Schedule of Investments
December 31, 2020

Prime Money Market Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Money Market Registered Investment Companies — 9.8%
Federated Hermes Government Obligations Fund, 0.01% (3)	3,381,806	3,381,806
Total Money Market Registered Investment Companies (Cost $3,381,806)		3,381,806
Total Investments — 100.0% (Cost $34,562,638)		34,562,638
Other Assets less Liabilities — 0.0%		15,661
Total Net Assets — 100.0%		34,578,299

Trustee Deferred Compensation (4)
Meeder Balanced Fund - Retail Class	685	8,782
Meeder Dynamic Allocation Fund - Retail Class	1,788	23,941
Meeder Muirfield Fund - Retail Class	786	6,445
Meeder Conservative Allocation Fund - Retail Class	199	4,758
Total Trustee Deferred Compensation (Cost $34,581)		43,926

(1)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2020. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(2)

Floating rate security. Interest rates reset periodically. The reference rate and spread are indicated in the description above. The rate shown represents the rate in effect at December 31, 2020. The maturity date shown reflects the earlier of the next demand date or stated maturity date.

(3)

7-day yield as of December 31, 2020. The Fund may invest a significant portion of its assets in shares of one or more investment companies, including money market mutual funds. The Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies.

(4)	Assets of affiliates to the Prime Money Market Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements

Page 112	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Institutional Prime Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Bank Obligations — 0.4%
Bank Midwest Deposit Account	0.55	%(1)	01/04/21	246,174	246,174
CIBC Bank Deposit Account	0.20	%(1)	01/04/21	245,338	245,338
First Merchants Bank Deposit Account	0.75	%(1)	01/04/21	248,088	248,088
Metro City Bank Deposit Account	0.10	%(1)	01/04/21	246,234	246,234
State Bank of India Deposit Account	0.50	%(1)	01/04/21	246,184	246,184
TIAA Bank Deposit Account	0.05	%(1)	01/04/21	245,611	245,611
Total Bank Obligations (Cost $1,477,629)					1,477,629

Certificates of Deposit — 4.7%
American Express National Bank	0.95%		03/24/21	245,000	245,509
Anderson Brothers Bank	0.95%		01/22/21	245,000	245,134
Bank Hapoalim BM NY	0.90%		02/22/21	245,000	245,306
BMW Bank North America	0.90%		03/25/21	245,000	245,487
Capital One N.A.	0.90%		03/25/21	245,000	245,487
Capital One Bank USA N.A.	0.90%		03/25/21	245,000	245,487
Cathay Bank/Los Angeles, CA	1.10%		04/16/21	245,000	245,760
CresCom Bank	1.10%		04/15/21	245,000	245,753
Discover Bank	0.85%		03/25/21	245,000	245,458
Fifth Third Bank N.A.	0.95%		03/25/21	245,000	245,516
Goldman Sachs Bank USA/New York	0.90%		03/25/21	245,000	245,487
Lakeland Bank	0.90%		03/26/21	245,000	245,493
MetaBank	0.95%		02/24/21	245,000	245,337
Peoples Security Bank and Trust Company	0.90%		04/30/21	245,000	245,699
Pinnacle Bank/Nashville, TN	1.15%		04/21/21	245,000	245,835
PlainsCapital Bank	0.95%		01/15/21	245,000	245,092
Sumitomo Mitsui Trust Bank LTD/New York, NY	0.23%		03/25/21	1,500,000	1,500,092
TCF National Bank	1.10%		04/15/21	245,000	245,753
Toronto Dominion Bank/New York, NY	0.40%		07/19/21	3,000,000	3,002,238
Toronto Dominion Bank/New York, NY	0.35%		08/31/21	5,000,000	5,003,190
Toronto Dominion Bank/New York, NY	0.27%		10/08/21	2,000,000	2,000,294

Institutional Prime Money Market Fund
Security Description	Coupon/ Yield	Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Certificates of Deposit — continued
Townebank/Portsmouth, VA	0.85%	03/26/21	245,000	245,464
Total Certificates of Deposit (Cost $15,909,889)				15,924,871

Commercial Paper — 38.6%
Anglesea Funding	0.20%	01/05/21	2,000,000	1,999,964
Anglesea Funding	0.22%	01/19/21	4,500,000	4,499,613
Anglesea Funding	0.20%	01/29/21	2,000,000	1,999,682
Anglesea Funding	0.21%	02/01/21	7,500,000	7,498,650
ANZ New Zealand Int’l LTD	0.19%	04/01/21	2,000,000	1,999,288
Australia and New Zealand Banking Group	0.21%	05/24/21	1,500,000	1,498,944
Australia and New Zealand Banking Group	0.21%	06/09/21	3,000,000	2,997,561
Banco Estado Chile	0.30%	01/08/21	1,400,000	1,399,962
Banco Santander	0.26%	03/02/21	2,250,000	2,249,384
Banco Santander	0.25%	04/01/21	3,000,000	2,998,257
Banco Santander	0.26%	04/27/21	2,000,000	1,998,446
Banco Santander	0.27%	05/05/21	2,000,000	1,998,320
Bank of Montreal	0.23%	06/04/21	5,000,000	4,994,575
Bank of Nova Scotia	0.22%	06/01/21	2,750,000	2,747,528
Bank of Nova Scotia	0.22%	06/23/21	2,500,000	2,497,075
BNP Paribas	0.22%	02/08/21	2,750,000	2,749,667
BNP Paribas	0.20%	03/08/21	3,000,000	2,999,169
BNP Paribas	0.22%	05/06/21	2,500,000	2,498,478
Chesham Finance, LLC	0.17%	01/19/21	5,000,000	4,999,570
Credit Suisse AG/New York, NY	0.24%	05/21/21	2,750,000	2,747,663
Ebury Finance, LLC	0.10%	01/04/21	5,000,000	4,999,930
Exxon Mobil Corp.	0.20%	04/21/21	2,000,000	1,999,050
Exxon Mobil Corp.	0.20%	05/28/21	2,000,000	1,998,528
Exxon Mobil Corp.	0.20%	06/22/21	2,000,000	1,998,126
Halkin Finance, LLC	0.12%	01/06/21	2,000,000	1,999,956
Halkin Finance, LLC	0.19%	01/08/21	1,000,000	999,971
JP Morgan Securities, LLC	0.17%	01/08/21	3,000,000	2,999,934
JP Morgan Securities, LLC	0.41%	02/05/21	1,000,000	999,856
JP Morgan Securities, LLC	0.35%	02/19/21	2,000,000	1,999,576
Macquarie Bank LTD/Australia	0.19%	01/15/21	3,000,000	2,999,814
Macquarie Bank LTD/Australia	0.19%	02/01/21	2,000,000	1,999,624

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 113

Schedule of Investments
December 31, 2020

Institutional Prime Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Commercial Paper — continued
Macquarie Bank LTD/Australia	0.21%		02/08/21	2,000,000	1,999,532
Macquarie Bank LTD/Australia	0.22%		02/23/21	2,000,000	1,999,358
Macquarie Bank LTD/Australia	0.20%		03/03/21	2,000,000	1,999,270
Mitsubishi International Corp	0.21%		01/27/21	1,000,000	999,906
Mizuho Bank LTD/NY	0.17%		01/05/21	680,000	679,990
Mizuho Bank LTD/NY	0.36%		01/15/21	1,000,000	999,950
Mizuho Bank LTD/NY	0.30%		02/18/21	3,000,000	2,999,352
MUFG Bank LTD/New York, NY	0.28%		01/05/21	3,000,000	2,999,958
MUFG Bank LTD/New York, NY	0.27%		01/22/21	2,000,000	1,999,886
MUFG Bank LTD/New York, NY	0.32%		04/12/21	3,000,000	2,998,062
National Rural Utilities	0.14%		02/03/21	1,000,000	999,865
Royal Bank of Canada (Quarterly U.S. LIBOR + 0.03%)	0.31	%(2)	01/08/21	4,750,000	4,750,038
Royal Bank of Canada	0.22%		04/12/21	100,000	99,954
Royal Bank of Canada	0.25%		07/16/21	750,000	749,258
Sumitomo Mitsui Trust Bank LTD/New York, NY	0.19%		01/15/21	2,000,000	1,999,908
Sumitomo Mitsui Trust Bank LTD/New York, NY	0.21%		01/20/21	5,000,000	4,999,675
Sumitomo Mitsui Trust Bank LTD/New York, NY	0.21%		02/16/21	250,000	249,949
Toronto Dominion Bank/New York, NY	0.24%		07/28/21	2,000,000	1,997,062
Toyota Motor Puerto Rico	0.27%		07/19/21	2,000,000	1,997,812
Toyota Motor Puerto Rico	0.26%		08/27/21	3,000,000	2,995,818
Westpac Banking Corp.	0.15%		01/11/21	2,000,000	1,999,934
Westpac Banking Corp.	0.20%		03/31/21	2,750,000	2,748,623
Total Commercial Paper (Cost $129,621,831)					129,629,321

Corporate Obligations — 8.1%
Bank of Montreal	3.10%		04/13/21	3,500,000	3,528,203
Mizuho Securities, LLC (Monthly U.S. LIBOR + 0.28%)	0.43	%(2)	01/14/21	5,000,000	5,001,775
Mizuho Securities, LLC	0.26%		03/17/21	4,750,000	4,750,166

Institutional Prime Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Corporate Obligations — continued
Toronto Dominion Bank/New York, NY	2.13%		04/07/21	1,000,000	1,004,930
Toronto Dominion Bank/New York, NY (Quarterly U.S. LIBOR + 0.09%)	0.32	%(2)	03/03/21	2,250,000	2,250,000
Toyota Motor Credit Corp. (Quarterly U.S. LIBOR + 0.125%)	0.38	%(2)	02/15/21	4,750,000	4,752,157
Westpac Banking Corp.	2.10%		05/13/21	3,000,000	3,020,760
Westpac Securities NZ LTD/London (Quarterly U.S. LIBOR + 0.01%)	0.24	%(2)	01/05/21	3,000,000	3,000,939
Total Corporate Obligations (Cost $27,300,886)					27,308,930

Repurchase Agreements — 23.8%
INTL FCStone (Collateralized by $60,945,293 various Corporate Bonds, FHLBs, FMACs, FNMAs, and GNMAs, 0.125% - 6.452%, due 8/24/21 - 7/16/62, fair value $30,679,599)(proceeds $30,000,767), purchase date 12/31/20	0.23%		01/04/21	30,000,000	30,000,000
South Street (Collateralized by $9,832,436 various FMACs, FNMAs, and SBAs, 1.25% - 6.50%, due 3/1/24 - 3/1/48, fair value $10,253,156)(proceeds $10,000,111), purchase date 12/31/20	0.10%		01/04/21	10,000,000	10,000,000

The accompanying notes are an integral part of these financial statements

Page 114	2020 Annual Report | December 31, 2020

Schedule of Investments
December 31, 2020

Institutional Prime Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Repurchase Agreements — continued
South Street (Collateralized by $38,536,248 various FHLBs, FMACs, FNMAs, and U.S Treasury Notes, 1.779% - 4.049%, due 12/8/23 - 11/1/50, fair value $40,800,000)(proceeds $40,000,356), purchase date 12/31/20	0.08%		01/04/21	40,000,000	40,000,000
Total Repurchase Agreements (Cost $80,000,000)					80,000,000

U.S. Government and Agency Obligations — 5.9%
Federal Agricultural Mortgage Corp. (Secured Overnight Financing Rate + 0.09%)	0.18	%(2)	02/10/21	5,000,000	5,000,370
Federal Home Loan Bank (Secured Overnight Financing Rate + 0.05%)	0.14	%(2)	01/22/21	5,000,000	5,000,075
Federal Home Loan Bank (Secured Overnight Financing Rate + 0.23%)	0.32	%(2)	01/13/21	5,000,000	5,003,020
Federal Home Loan Mortgage Corp. (Secured Overnight Financing Rate + 0.03%)	0.12	%(2)	02/05/21	5,000,000	5,000,055
Total U.S. Government and Agency Obligations (Cost $19,999,825)					20,003,520

Variable Rate Demand Notes — 14.3%
Caterpillar Financial Power Investment Floating Rate Demand Note	0.30	%(1)	01/04/21	15,270,842	15,270,842
Cleveland Clinic Health System	0.07	%(1)	01/06/21	1,750,000	1,750,000
Metropolitan Transportation Authority of New York	0.04	%(1)	01/07/21	5,500,000	5,500,000
Michigan State Finance Authority Revenue	0.14	%(1)	01/07/21	4,500,000	4,500,000

Institutional Prime Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Variable Rate Demand Notes — continued
Ohio State Parks & Recreation Capital	0.07	%(1)	01/06/21	2,750,000	2,750,000
Ohio State Department of Rehabilitation & Correction	0.09	%(1)	01/06/21	5,500,000	5,500,000
Sports & Exhibition Authority of Pittsburgh and Allegheny County	0.18	%(1)	01/07/21	1,810,000	1,810,000
State of California	0.07	%(1)	01/07/21	5,500,000	5,500,000
State of Wisconsin	0.09	%(1)	01/07/21	5,500,000	5,500,000
Total Variable Rate Demand Notes (Cost $48,080,842)					48,080,842

Money Market Registered Investment Companies — 4.2%
Federated Hermes Government Obligations Fund, 0.01% (3)				13,985,963	13,985,963
Total Money Market Registered Investment Companies (Cost $13,985,963)					13,985,963
Total Investments — 100.0% (Cost $336,376,865)					336,411,076
Other Assets less Liabilities — 0.0%					33,962
Total Net Assets — 100.0%					336,445,038

Trustee Deferred Compensation (4)
Meeder Balanced Fund - Retail Class				57	731
Meeder Dynamic Allocation Fund - Retail Class				135	1,808
Meeder Muirfield Fund - Retail Class				201	1,648
Meeder Conservative Allocation Fund - Retail Class				18	430
Total Trustee Deferred Compensation (Cost $4,129)					4,617

(1)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2020. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(2)

Floating rate security. Interest rates reset periodically. The reference rate and spread are indicated in the description above. The rate shown represents the rate in effect at December 31, 2020. The maturity date shown reflects the earlier of the next demand date or stated maturity date.

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 115

Schedule of Investments
December 31, 2020

(3)

7-day yield as of December 31, 2020. The Fund may invest a significant portion of its assets in shares of one or more investment companies, including money market mutual funds. The Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies.

(4)	Assets of affiliates to the Institutional Prime Money Market Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements

Page 116	2020 Annual Report | December 31, 2020

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Statements of Assets & Liabilities December 31, 2020
	Muirfield Fund	Spectrum Fund	Global Allocation Fund
Assets
Investments, at fair value (1)(2)	$458,978,683	$151,197,250	$26,942,813
Repurchase agreements, at fair value (1)	—	—	—
Investments in affiliates, at fair value (1)	103,888,380	29,284,214	15,663,819
Trustee deferred compensation investments, at fair value	285,523	40,785	112,298
Deposits at broker for futures contracts (3)	13,355,386	5,180,922	3,176,695
Cash held at broker for collateral on securities sold short	—	999	—
Receivable for securities sold	4,563,727	1,506,835	181,266
Receivable for capital stock issued	112,420	86,392	33,969
Receivable from investment adviser	—	—	—
Interest and dividend receivable	383,009	121,729	16,128
Prepaid expenses/other assets	351,092	30,197	15,955
Total Assets	581,918,220	187,449,323	46,142,943

Liabilities
Payable for securities purchased	4,573,991	1,508,659	180,667
Payable for collateral on securities loaned	94,106	22,605	1,024
Payable for Trustee Deferred Compensation Plan	285,523	40,785	112,298
Payable for capital stock redeemed	2,481,230	342,365	187,262
Dividends payable	—	—	—
Payable to investment adviser	307,655	115,548	28,314
Accrued distribution plan (12b-1) and shareholder service plan fees	186,283	61,581	10,381
Accrued transfer agent, fund accounting, CCO, and administrative fees	96,602	37,437	12,615
Accrued trustee fees	1,256	456	91
Other accrued liabilities	66,560	41,334	28,358
Total Liabilities	8,093,206	2,170,770	561,010

Net Assets	$573,825,014	$185,278,553	$45,581,933

Net Assets
Capital	$494,231,443	$159,185,895	$40,268,452
Distributable Earnings (Accumulated Deficit)	79,593,571	26,092,658	5,313,481
Total Net Assets	$573,825,014	$185,278,553	$45,581,933

Net Asset Value Per Share
Retail Class
Net Assets	$134,240,130	$36,603,535	$9,000,757
Shares Outstanding	16,372,185	3,011,689	789,274
Net Asset Value, Offering and Redemption Price Per Share	$8.20	$12.15	$11.40

Adviser Class
Net Assets	$48,952,969	$12,475,041	$1,740,283
Shares Outstanding	5,926,811	1,024,655	152,437
Net Asset Value, Offering and Redemption Price Per Share	$8.26	$12.17	$11.42

Institutional Class
Net Assets	$390,631,915	$136,199,977	$34,840,893
Shares Outstanding	47,172,547	11,150,100	3,061,098
Net Asset Value, Offering and Redemption Price Per Share	$8.28	$12.22	$11.38

Net Asset Value Per Share - Money Market Funds
Net Assets
Shares Outstanding
Net Asset Value, Offering and Redemption Price Per Share

(1) Investments and affiliated investments at cost	$427,897,757	$137,290,207	$36,248,977
(2) Fair value of securities loaned included in investments at fair value (See Note #2, Note #3, and Note #5)	$91,619	$22,136	$991
(3) Required margin held as collateral for futures contracts	$7,902,150	$2,335,540	$1,377,940

The accompanying notes are an integral part of these financial statements

Page 118	2020 Annual Report | December 31, 2020

Balanced Fund	Moderate Allocation Fund	Conservative Allocation Fund	Dynamic Allocation Fund	Quantex Fund	Total Return Bond Fund	Prime Money Market Fund	Institutional Prime Money Market Fund

$337,168,031	$151,178,432	$129,298,946	158,924,308	$36,565,550	$65,665,707	$27,562,638	$256,411,076
—	—	—	—	—	—	7,000,000	80,000,000
51,634,402	21,697,124	10,428,429	36,649,409	572,132	2,539,651	—	—
186,008	28,573	75,656	226,204	66,934	74,995	43,926	4,617
7,985,720	3,387,359	1,682,410	6,346,484	598,946	—	—	—
—	—	—	—	—	—	—	—
2,181,128	862,063	836,714	1,472,875	3,522,163	—	—	—
220,331	105,844	60,067	107,086	26,858	216,129	—	—
—	—	—	—	—	—	8,235	20,537
176,858	52,800	26,485	113,838	46,336	47,515	24,619	104,102
165,792	17,796	14,462	20,725	9,732	15,029	11,218	12,065
399,718,270	177,329,991	142,423,169	203,860,929	41,408,651	68,559,026	34,650,636	336,552,397

2,184,780	638,401	311,721	1,475,406	—	—	—	—
33,506	9,746	4,870	34,657	324,516	—	—	—
186,008	28,573	75,656	226,204	66,934	74,995	43,926	4,617
342,557	175,225	343,180	2,604,826	841,100	300,806	—	—
—	—	—	—	—	—	6	17,303
221,555	87,257	58,592	109,258	26,222	16,294	—	—
126,299	53,585	45,766	52,736	14,555	20,583	35	53
73,857	35,595	29,670	40,391	11,939	14,514	9,498	50,431
885	430	357	192	68	221	76	75
50,850	36,437	34,807	37,513	30,060	27,394	18,796	34,880
3,220,297	1,065,249	904,619	4,581,183	1,315,394	454,807	72,337	107,359

$396,497,973	$176,264,742	$141,518,550	$199,279,746	$40,093,257	$68,104,219	$34,578,299	$336,445,038

$343,215,012	$159,095,417	$131,204,905	$149,829,052	$35,098,151	$74,815,364	$34,578,299	$336,413,430
53,282,961	17,169,325	10,313,645	49,450,694	4,995,106	(6,711,145)	—	31,608
$396,497,973	$176,264,742	$141,518,550	$199,279,746	$40,093,257	$68,104,219	$34,578,299	$336,445,038

$75,449,046	$30,929,976	$29,033,586	$37,391,653	$18,352,045	$12,230,958
5,886,926	2,499,791	1,214,176	2,792,160	514,917	1,225,127
$12.82	$12.37	$23.91	$13.39	$35.64	$9.98

$18,698,712	$9,823,006	$7,081,941	$13,322,129	$985,501	$5,463,335
1,447,638	792,818	292,544	990,027	27,564	546,850
$12.92	$12.39	$24.21	$13.46	$35.75	$9.99

$302,350,215	$135,511,760	$105,403,023	$148,565,964	$20,755,711	$50,409,926
23,369,474	10,913,365	4,345,128	11,047,523	581,379	5,045,969
$12.94	$12.42	$24.26	$13.45	$35.70	$9.99

						$34,578,299	$336,445,038
						34,578,299	336,354,315
						$1.00	$1.0003

$317,463,680	$150,024,437	$125,015,577	$151,860,803	$29,399,804	$63,375,758	$34,562,638	$336,376,865
$32,745	$9,516	$4,753	$33,757	$308,295	$—	$—	$—
$3,913,910	$1,551,760	$716,020	$3,148,470	$270,000	$—	$—	$—

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 119

Statements of Operations For the Year Ended December 31, 2020
	Muirfield Fund	Spectrum Fund	Global Allocation Fund
Investment Income
Interest	$6,159	$—	$17,277
Income from affiliates	622,634	61,173	89,179
Dividends	8,654,372	2,970,204	534,942
Total Investment Income	9,283,165	3,031,377	641,398

Fund Expenses
Investment adviser	3,725,575	1,368,181	323,059
Transfer agent - Retail Class	159,513	47,277	10,809
Transfer agent - Adviser Class	54,367	15,393	1,934
Transfer agent - Institutional Class	408,649	156,750	38,946
Transfer agent - Money Market Funds
Fund accounting	94,510	55,285	37,615
Administrative	432,529	156,280	43,043
Trustee	30,475	10,446	2,761
Audit and tax services	14,231	15,703	16,730
Legal	4,390	4,393	4,392
Custody	54,695	18,105	3,781
Printing	12,095	3,939	870
Distribution plan (12b-1) - Retail Class (1)	294,718	98,495	22,519
Distribution plan (12b-1) - Money Market Funds
Shareholder service plan - Retail Class	269,787	78,796	16,326
Shareholder service plan - Adviser Class	41,014	11,076	1,494
Shareholder service plan - Institutional Class	260,471	85,374	1,973
Postage	17,931	11,389	4
Registration and filing	68,675	50,076	46,019
Insurance	27,245	8,526	2,093
Chief Compliance Officer	6,819	6,819	6,819
Dividend expense on securities sold short	—	357,680	—
Other	41,450	29,572	24,881
Total Expenses Before Reductions	6,019,139	2,589,555	606,068

Expenses voluntarily reimbursed/waived by investment adviser (See Note #5)	—	—	—
Expenses contractually reimbursed/waived by investment adviser (See Note #5)	—	—	—
Securities lending credit (See Note #5)	(6,972)	(5,000)	(113)
Transfer agent expenses voluntarily waived (See Note #5)	(315,000)	(7,000)	—

Net Expenses	5,697,167	2,577,555	605,955

Net Investment Income (Loss)	3,585,998	453,822	35,443

Net Realized and Unrealized Gain (Loss) from Investments
Net realized gains (losses) from unaffiliated investments	19,985,586	(1,274,330)	1,396,008
Net realized gains (losses) from affiliated investments	(28,106)	(4,299)	215
Net realized gains (losses) from closed short positions	—	10,371,833	—
Net realized gains (losses) from futures contracts	(51,419,469)	(17,738,861)	(2,420,717)
Distributions of long-term realized gains by other investment companies	—	—	8,791
Net Realized Gains (Losses) from Investment Transactions, Futures Contracts, and Distributions of Long-term Realized Gains by Other Investment Companies	(31,461,989)	(8,645,657)	(1,015,703)

Net change in unrealized appreciation (depreciation) of unaffiliated investments	40,019,552	4,014,723	1,462,301
Net change in unrealized appreciation (depreciation) of affiliated investments	8,574	8,798	3,752
Net change in unrealized appreciation (depreciation) of short positions	—	2,031,590	—
Net change in unrealized appreciation (depreciation) of futures contracts	1,709,435	88,102	294,939
Net Change in Unrealized Appreciation (Depreciation) of Investment Transactions and Futures Contracts	41,737,561	6,143,213	1,760,992

Net Realized and Unrealized Gain (Loss) from Investments	10,275,572	(2,502,444)	745,289

Net Change in Net Assets Resulting from Operations	$13,861,570	$(2,048,622)	$780,732

(1)	Only the Retail Class of shares has adopted a Rule 12b-1 Plan. See #5 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements

Page 120	2020 Annual Report | December 31, 2020

Balanced Fund	Moderate Allocation Fund	Conservative Allocation Fund	Dynamic Allocation Fund	Quantex Fund	Total Return Bond Fund	Prime Money Market Fund	Institutional Prime Money Market Fund

$291,963	$215,605	$237,472	$6,498	$4,708	$234,281	$261,742	$2,365,700
346,120	126,639	58,795	163,596	10,119	11,810	—	—
7,159,368	3,679,764	3,458,935	2,836,412	902,597	1,704,208	—	—
7,797,451	4,022,008	3,755,202	3,006,506	917,424	1,950,299	261,742	2,365,700

2,565,048	1,009,325	676,591	1,345,549	314,797	258,039	142,989	964,588
95,181	38,613	36,282	43,423	21,211	9,506
22,121	11,351	8,293	14,905	1,054	3,953
335,708	151,901	117,807	156,984	28,102	38,150
						28,598	260,668
74,751	53,822	50,532	54,943	37,395	41,902	36,149	69,584
312,006	144,577	118,254	153,541	41,620	61,608	35,747	270,668
20,733	9,689	7,851	10,073	2,435	4,043	1,454	1,454
14,199	14,199	14,200	16,749	14,230	14,211	13,221	13,219
4,391	4,393	4,393	4,383	4,392	4,393	4,399	4,380
36,644	16,661	13,355	17,032	3,757	6,212	3,001	21,580
8,481	3,704	2,967	3,871	1,061	1,333	735	5,645
198,294	80,444	75,588	90,465	35,353	29,705
						99	—
158,635	64,209	55,220	66,332	1,578	22,338
14,520	6,954	5,261	11,276	775	3,785
200,692	84,973	66,277	42,636	13,576	27,710
12,940	6,619	6,646	7,496	1,834	2,283	439	1,801
57,378	51,632	50,330	51,302	45,892	48,802	21,512	3,908
16,733	7,268	5,424	8,816	2,304	3,630	1,303	15,078
6,819	6,819	6,819	6,819	6,819	6,819	6,819	6,819
—	—	—	—	—	—	—	—
33,919	28,307	27,626	29,118	25,970	25,916	27,055	41,094
4,189,193	1,795,460	1,349,716	2,135,713	604,155	614,337	323,520	1,680,486

—	—	—	—	—	—	(222,816)	(1,186,453)
—	—	—	(179,427)	—	(70,961)	—	—
(3,103)	(749)	(270)	(1,729)	(7,453)	—	—	—
(132,000)	—	—	—	—	—	—	—

4,054,090	1,794,711	1,349,446	1,954,557	596,702	543,376	100,704	494,033

3,743,361	2,227,297	2,405,756	1,051,949	320,722	1,406,923	161,038	1,871,667

5,418,452	1,733,370	606,797	5,965,105	(3,354,528)	138,710	—	638
(18,173)	(4,947)	(3,227)	(334)	1,713	(248)	—	—
—	—	—	—	—	—	—	—
(20,163,080)	(5,766,375)	(2,636,207)	1,791,950	725,562	—	—	—
241,002	180,222	204,113	—	—	160,913	—	—
(14,521,799)	(3,857,730)	(1,828,524)	7,756,721	(2,627,253)	299,375	—	638

30,267,196	10,973,996	8,032,826	17,024,696	(5,086,523)	3,076,468	—	14,914
18,404	7,217	5,682	1,680	(6)	2,075	—	—
—	—	—	—	—	—	—	—
793,361	394,223	188,032	535,122	11,959	—	—	—
31,078,961	11,375,436	8,226,540	17,561,498	(5,074,570)	3,078,543	—	14,914

16,557,162	7,517,706	6,398,016	25,318,219	(7,701,823)	3,377,918	—	15,552

$20,300,523	$9,745,003	$8,803,772	$26,370,168	$(7,381,101)	$4,784,841	$161,038	$1,887,219

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 121

Statements of Changes in Net Assets For the Years Ended December 31,
	Muirfield Fund		Spectrum Fund
	2020	2019	2020	2019
Operations
Net investment income (loss)	$3,585,998	$8,058,700	$453,822	$1,334,747
Net realized gain (loss) from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	(31,461,989)	(18,436,779)	(8,645,657)	(7,049,856)
Net change in unrealized appreciation (depreciation) of investment transactions and futures contracts	41,737,561	95,704,417	6,143,213	31,025,686
Net change in net assets resulting from operations	13,861,570	85,326,338	(2,048,622)	25,310,577

Distributions to Shareholders
Retail Class	(891,986)	(5,010,444)	(34,997)	(488,471)
Adviser Class	(476,110)	(1,635,066)	(119,760)	(151,230)
Institutional Class	(3,575,015)	(11,891,386)	(1,287,213)	(1,431,158)
Money Market Funds
Change in net assets resulting from distributions	(4,943,111)	(18,536,896)	(1,441,970)	(2,070,859)

Capital Transactions:
Issued	119,150,871	197,324,991	33,621,402	51,986,998
Reinvested	4,887,303	18,362,502	1,436,609	2,059,900
Redeemed	(240,559,569)	(212,058,081)	(59,355,574)	(46,954,317)
Net change in net assets resulting from capital transactions	(116,521,395)	3,629,412	(24,297,563)	7,092,581

Total Change in Net Assets	(107,602,936)	70,418,854	(27,788,155)	30,332,299

Net Assets - Beginning of Year	681,427,950	611,009,096	213,066,708	182,734,409

Net Assets - End of Year	$573,825,014	$681,427,950	$185,278,553	$213,066,708

Share Transactions:
Issued	16,391,709	26,485,691	3,112,011	4,579,626
Reinvested	673,995	2,358,583	129,657	170,107
Redeemed	(33,137,060)	(28,277,770)	(5,408,355)	(4,096,807)
Net change in shares	(16,071,356)	566,504	(2,166,687)	652,926

The accompanying notes are an integral part of these financial statements

Page 122	2020 Annual Report | December 31, 2020

Global Allocation Fund		Balanced Fund		Moderate Allocation Fund		Conservative Allocation Fund
2020	2019	2020	2019	2020	2019	2020	2019

$35,443	$605,735	$3,743,361	$6,528,092	$2,227,297	$3,541,144	$2,405,756	$3,401,214
(1,015,703)	1,226,376	(14,521,799)	(3,526,175)	(3,857,730)	261,456	(1,828,524)	544,887
1,760,992	4,928,037	31,078,961	43,330,190	11,375,436	15,068,833	8,226,540	9,805,783
780,732	6,760,148	20,300,523	46,332,107	9,745,003	18,871,433	8,803,772	13,751,884

(197,994)	(242,208)	(508,216)	(1,368,254)	(348,167)	(571,424)	(460,327)	(689,225)
(44,862)	(38,283)	(178,375)	(326,176)	(139,338)	(194,767)	(131,623)	(160,298)
(1,068,177)	(940,057)	(2,678,233)	(4,882,547)	(1,881,646)	(2,678,105)	(1,888,631)	(2,525,999)

(1,311,033)	(1,220,548)	(3,364,824)	(6,576,977)	(2,369,151)	(3,444,296)	(2,480,581)	(3,375,522)

4,855,089	7,060,084	85,229,485	104,242,588	37,550,739	39,833,668	31,767,589	32,486,841
1,310,881	1,220,307	3,350,773	6,544,647	2,352,800	3,422,617	2,468,367	3,357,881
(11,477,267)	(20,806,165)	(117,215,009)	(91,154,144)	(49,054,750)	(42,505,891)	(36,972,468)	(37,570,100)
(5,311,297)	(12,525,774)	(28,634,751)	19,633,091	(9,151,211)	750,394	(2,736,512)	(1,725,378)

(5,841,598)	(6,986,174)	(11,699,052)	59,388,221	(1,775,359)	16,177,531	3,586,679	8,650,984

51,423,531	58,409,705	408,197,025	348,808,804	178,040,101	161,862,570	137,931,871	129,280,887

$45,581,933	$51,423,531	$396,497,973	$408,197,025	$176,264,742	$178,040,101	$141,518,550	$137,931,871

468,221	662,661	7,344,043	9,007,314	3,278,868	3,527,952	1,396,311	1,456,459
118,509	110,294	288,516	549,529	202,735	295,525	107,211	147,638
(1,115,719)	(1,946,833)	(10,012,960)	(7,799,068)	(4,264,615)	(3,730,284)	(1,623,114)	(1,669,810)
(528,989)	(1,173,878)	(2,380,401)	1,757,775	(783,012)	93,193	(119,592)	(65,713)

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 123

Statements of Changes in Net Assets For the Years Ended December 31,
	Dynamic Allocation Fund		Quantex Fund
	2020	2019	2020	2019
Operations
Net investment income (loss)	$1,051,949	$2,477,112	$320,722	$457,753
Net realized gain (loss) from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	7,756,721	10,767,864	(2,627,253)	(6,200)
Net change in unrealized appreciation (depreciation) of investment transactions and futures contracts	17,561,498	28,083,219	(5,074,570)	10,276,756
Net change in net assets resulting from operations	26,370,168	41,328,195	(7,381,101)	10,728,309

Distributions to Shareholders
Retail Class	(825,448)	(913,644)	(107,170)	(180,584)
Adviser Class	(322,349)	(313,636)	(5,977)	(7,848)
Institutional Class	(3,697,919)	(3,749,086)	(179,516)	(333,427)
Money Market Funds
Change in net assets resulting from distributions	(4,845,716)	(4,976,366)	(292,663)	(521,859)

Capital Transactions:
Issued	39,358,423	34,492,243	7,663,727	12,115,546
Reinvested	4,838,177	4,969,211	278,503	409,937
Redeemed	(66,674,299)	(49,475,357)	(22,913,934)	(24,649,606)
Net change in net assets resulting from capital transactions	(22,477,699)	(10,013,903)	(14,971,704)	(12,124,123)

Total Change in Net Assets	(953,247)	26,337,926	(22,645,468)	(1,917,673)

Net Assets - Beginning of Year	200,232,993	173,895,067	62,738,725	64,656,398

Net Assets - End of Year	$199,279,746	$200,232,993	$40,093,257	$62,738,725

Share Transactions:
Issued	3,361,299	3,147,990	270,380	338,751
Reinvested	374,002	428,100	9,772	11,297
Redeemed	(5,737,165)	(4,466,355)	(808,586)	(702,095)
Net change in shares	(2,001,864)	(890,265)	(528,434)	(352,047)

The accompanying notes are an integral part of these financial statements

Page 124	2020 Annual Report | December 31, 2020

Total Return Bond Fund		Prime Money Market Fund		Institutional Prime Money Market Fund
2020	2019	2020	2019	2020	2019

$1,406,923	$1,740,487	$161,038	$725,101	$1,871,667	$9,951,805
299,375	556,683	—	—	638	(20)
3,078,543	2,627,781	—	—	14,914	73,938
4,784,841	4,924,951	161,038	725,101	1,887,219	10,025,723

(221,612)	(318,972)
(112,411)	(105,786)
(1,069,932)	(1,325,202)
		(161,038)	(725,101)	(1,871,668)	(9,951,803)
(1,403,955)	(1,749,960)	(161,038)	(725,101)	(1,871,668)	(9,951,803)

23,336,398	16,660,352	21,491,888	21,752,554	472,288,464	337,972,181
1,392,130	1,737,187	158,887	686,595	307,362	1,149,955
(21,837,670)	(26,679,180)	(21,895,568)	(28,496,871)	(506,286,355)	(440,678,548)
2,890,858	(8,281,641)	(244,793)	(6,057,722)	(33,690,529)	(101,556,412)

6,271,744	(5,106,650)	(244,793)	(6,057,722)	(33,674,978)	(101,482,492)

61,832,475	66,939,125	34,823,092	40,880,814	370,120,016	471,602,508

$68,104,219	$61,832,475	$34,578,299	$34,823,092	$336,445,038	$370,120,016

2,397,112	1,785,878	21,491,888	21,752,554	472,214,087	337,937,146
141,988	185,122	158,887	686,595	307,353	1,149,805
(2,253,945)	(2,847,058)	(21,895,568)	(28,496,871)	(506,302,922)	(440,622,456)
285,155	(876,058)	(244,793)	(6,057,722)	(33,781,482)	(101,535,505)

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 125

Financial Highlights For the Periods Ended December 31,
		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (5)	Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Muirfield Fund - Retail Class (1)(2)(3)(4)
2020	$7.91	0.03	0.31	0.34	(0.05)	0.00	0.00	(0.05)
2019	$7.16	0.07	0.89	0.96	(0.03)	(0.18)	0.00	(0.21)
2018	$7.54	0.04	(0.31)	(0.27)	(0.04)	(0.07)	0.00	(0.11)
2017	$6.79	0.04	1.34	1.38	(0.04)	(0.59)	0.00	(0.63)
2016	$6.47	0.05	0.32	0.37	(0.05)	0.00	0.00	(0.05)
Muirfield Fund - Adviser Class (1)(2)(3)(4)
2020	$7.97	0.05	0.31	0.36	(0.07)	0.00	0.00	(0.07)
2019	$7.20	0.09	0.90	0.99	(0.04)	(0.18)	0.00	(0.22)
2018	$7.57	0.06	(0.31)	(0.25)	(0.05)	(0.07)	0.00	(0.12)
2017	$6.80	0.05	1.34	1.39	(0.03)	(0.59)	0.00	(0.62)
2016 (7)	$6.51	0.01	0.29	0.30	(0.01)	0.00	0.00	(0.01)
Muirfield Fund - Institutional Class (1)(2)(3)(4)
2020	$7.99	0.05	0.31	0.36	(0.07)	0.00	0.00	(0.07)
2019	$7.21	0.10	0.90	1.00	(0.04)	(0.18)	0.00	(0.22)
2018	$7.57	0.08	(0.31)	(0.23)	(0.06)	(0.07)	0.00	(0.13)
2017	$6.80	0.07	1.33	1.40	(0.04)	(0.59)	0.00	(0.63)
2016 (7)	$6.51	0.02	0.29	0.31	(0.02)	0.00	0.00	(0.02)
Spectrum Fund - Retail Class (1)(2)(3)(4)
2020	$12.19	0.00	(0.03)	(0.03)	(0.01)	0.00	0.00	(0.01)
2019	$10.89	0.04	1.38	1.42	(0.01)	(0.11)	0.00	(0.12)
2018	$11.48	0.03	(0.49)	(0.46)	0.00	(0.13)	0.00	(0.13)
2017	$10.28	(0.01)	1.99	1.98	0.00	(0.78)	0.00	(0.78)
2016	$9.73	0.02	0.66	0.68	(0.02)	(0.11)	0.00	(0.13)
Spectrum Fund - Adviser Class (1)(2)(3)(4)
2020	$12.27	0.03	(0.02)	0.01	(0.11)	0.00	0.00	(0.11)
2019	$10.95	0.07	1.37	1.44	(0.01)	(0.11)	0.00	(0.12)
2018	$11.53	0.06	(0.48)	(0.42)	(0.03)	(0.13)	0.00	(0.16)
2017	$10.29	0.02	2.00	2.02	0.00	(0.78)	0.00	(0.78)
2016 (7)	$9.97	0.02	0.43	0.45	(0.02)	(0.11)	0.00	(0.13)
Spectrum Fund - Institutional Class (1)(2)(3)(4)
2020	$12.31	0.04	(0.02)	0.02	(0.11)	0.00	0.00	(0.11)
2019	$10.96	0.09	1.38	1.47	(0.01)	(0.11)	0.00	(0.12)
2018	$11.54	0.08	(0.49)	(0.41)	(0.04)	(0.13)	0.00	(0.17)
2017	$10.29	0.05	1.98	2.03	0.00	(0.78)	0.00	(0.78)
2016 (7)	$9.97	0.02	0.43	0.45	(0.02)	(0.11)	0.00	(0.13)

See footnotes on pages 134 and 135.

The accompanying notes are an integral part of these financial statements

Page 126	2020 Annual Report | December 31, 2020

		Ratios/ Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets After Fee Reductions (8)	Ratio of Expenses to Average Net Assets Before Fee Reductions (9)	Portfolio Turnover Rate

$8.20	4.36%	$134,240	0.35%	1.28%	1.28%	225%
$7.91	13.53%	$189,105	0.94%	1.28%	1.28%	222%
$7.16	(3.66%)	$203,287	0.54%	1.32%	1.32%	225%
$7.54	20.29%	$250,322	0.49%	1.33%	1.33%	276%
$6.79	5.72%	$390,817	0.73%	1.36%	1.35%	414%

$8.26	4.67%	$48,953	0.64%	0.98%	0.98%	225%
$7.97	13.81%	$60,024	1.14%	1.09%	1.09%	222%
$7.20	(3.39%)	$61,159	0.79%	1.10%	1.17%	225%
$7.57	20.50%	$41,440	0.71%	1.11%	1.20%	276%
$6.80	4.68%	$154	1.32%	0.99%	0.99%	414%

$8.28	4.66%	$390,632	0.73%	0.88%	0.97%	225%
$7.99	14.01%	$432,299	1.35%	0.87%	0.98%	222%
$7.21	(3.17%)	$346,563	1.00%	0.90%	0.98%	225%
$7.57	20.60%	$186,200	0.88%	0.91%	1.00%	276%
$6.80	4.72%	$845	1.33%	0.98%	0.98%	414%

$12.15	(0.23%)	$36,604	(0.04%)	1.73%	1.73%	182%
$12.19	13.03%	$51,060	0.37%	1.77%	1.77%	74%
$10.89	(3.97%)	$51,083	0.26%	1.89%	1.89%	97%
$11.48	19.28%	$59,441	(0.08%)	2.16%	2.16%	120%
$10.28	6.97%	$124,009	0.16%	1.99%	1.99%	235%

$12.17	0.18%	$12,475	0.32%	1.36%	1.36%	182%
$12.27	13.17%	$15,564	0.63%	1.51%	1.51%	74%
$10.95	(3.67%)	$14,486	0.49%	1.70%	1.70%	97%
$11.53	19.65%	$12,921	0.21%	1.89%	2.01%	120%
$10.29	4.49%	$48	1.07%	1.88%	1.88%	235%

$12.22	0.25%	$136,200	0.33%	1.32%	1.33%	182%
$12.31	13.44%	$146,443	0.77%	1.38%	1.40%	74%
$10.96	(3.51%)	$117,166	0.71%	1.50%	1.50%	97%
$11.54	19.75%	$82,513	0.45%	1.70%	1.82%	120%
$10.29	4.52%	$461	1.07%	1.87%	1.87%	235%

See footnotes on pages 134 and 135.

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 127

Financial Highlights For the Periods Ended December 31,
		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (5)	Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Global Allocation Fund - Retail Class (1)(2)(3)(4)
2020	$11.32	(0.02)	0.35	0.33	0.00	(0.25)	0.00	(0.25)
2019	$10.22	0.08	1.26	1.34	(0.04)	(0.20)	0.00	(0.24)
2018	$11.53	0.05	(0.85)	(0.80)	(0.06)	(0.45)	0.00	(0.51)
2017	$9.56	0.04	2.09	2.13	(0.03)	(0.13)	0.00	(0.16)
2016	$9.34	0.09	0.24	0.33	(0.11)	0.00	0.00	(0.11)
Global Allocation Fund - Adviser Class (1)(2)(3)(4)
2020	$11.35	0.01	0.37	0.38	(0.06)	(0.25)	0.00	(0.31)
2019	$10.24	0.11	1.25	1.36	(0.05)	(0.20)	0.00	(0.25)
2018	$11.54	0.09	(0.86)	(0.77)	(0.08)	(0.45)	0.00	(0.53)
2017	$9.57	0.15	2.03	2.18	(0.08)	(0.13)	0.00	(0.21)
2016 (7)	$9.41	0.06	0.16	0.22	(0.06)	0.00	0.00	(0.06)
Global Allocation Fund - Institutional Class (1)(2)(3)(4)
2020	$11.36	0.02	0.35	0.37	(0.10)	(0.25)	0.00	(0.35)
2019	$10.24	0.13	1.26	1.39	(0.07)	(0.20)	0.00	(0.27)
2018	$11.55	0.11	(0.86)	(0.75)	(0.11)	(0.45)	0.00	(0.56)
2017	$9.58	0.12	2.09	2.21	(0.11)	(0.13)	0.00	(0.24)
2016 (7)	$9.41	0.06	0.16	0.22	(0.05)	0.00	0.00	(0.05)
Balanced Fund - Retail Class (1)(2)(3)(4)
2020	$12.26	0.08	0.56	0.64	(0.08)	0.00	0.00	(0.08)
2019	$11.08	0.16	1.20	1.36	(0.09)	(0.09)	0.00	(0.18)
2018	$11.61	0.12	(0.49)	(0.37)	(0.10)	(0.06)	0.00	(0.16)
2017	$10.74	0.09	1.49	1.58	(0.11)	(0.60)	0.00	(0.71)
2016	$10.36	0.11	0.39	0.50	(0.12)	0.00	0.00	(0.12)
Balanced Fund - Adviser Class (1)(2)(3)(4)
2020	$12.35	0.13	0.56	0.69	(0.12)	0.00	0.00	(0.12)
2019	$11.15	0.19	1.21	1.40	(0.11)	(0.09)	0.00	(0.20)
2018	$11.68	0.15	(0.49)	(0.34)	(0.13)	(0.06)	0.00	(0.19)
2017	$10.74	0.13	1.50	1.63	(0.09)	(0.60)	0.00	(0.69)
2016 (7)	$10.49	0.04	0.25	0.29	(0.04)	0.00	0.00	(0.04)
Balanced Fund - Institutional Class (1)(2)(3)(4)
2020	$12.36	0.14	0.55	0.69	(0.11)	0.00	0.00	(0.11)
2019	$11.15	0.21	1.21	1.42	(0.12)	(0.09)	0.00	(0.21)
2018	$11.68	0.18	(0.51)	(0.33)	(0.14)	(0.06)	0.00	(0.20)
2017	$10.75	0.16	1.47	1.63	(0.10)	(0.60)	0.00	(0.70)
2016 (7)	$10.49	0.04	0.26	0.30	(0.04)	0.00	0.00	(0.04)

See footnotes on pages 134 and 135.

The accompanying notes are an integral part of these financial statements

Page 128	2020 Annual Report | December 31, 2020

		Ratios/ Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets After Fee Reductions (8)	Ratio of Expenses to Average Net Assets Before Fee Reductions (9)	Portfolio Turnover Rate

$11.40	2.96%	$9,001	(0.25%)	1.74%	1.74%	179%
$11.32	13.17%	$11,154	0.76%	1.68%	1.68%	185%
$10.22	(6.94%)	$13,810	0.47%	1.63%	1.63%	163%
$11.53	22.33%	$35,512	0.35%	1.63%	1.63%	179%
$9.56	3.54%	$75,657	1.00%	1.41%	1.54%	169%

$11.42	3.42%	$1,740	0.09%	1.40%	1.40%	179%
$11.35	13.34%	$1,772	1.01%	1.45%	1.45%	185%
$10.24	(6.73%)	$1,624	0.75%	1.44%	1.44%	163%
$11.54	22.84%	$1,057	1.38%	1.33%	1.44%	179%
$9.57	2.34%	$30	3.79%	1.17%	1.17%	169%

$11.38	3.43%	$34,841	0.17%	1.31%	1.31%	179%
$11.36	13.66%	$38,497	1.19%	1.25%	1.25%	185%
$10.24	(6.57%)	$42,976	0.94%	1.20%	1.20%	163%
$11.55	23.07%	$37,369	1.13%	1.10%	1.21%	179%
$9.58	2.34%	$330	3.76%	1.18%	1.18%	169%

$12.82	5.27%	$75,449	0.65%	1.41%	1.41%	189%
$12.26	12.29%	$92,815	1.34%	1.41%	1.41%	180%
$11.08	(3.25%)	$90,133	1.06%	1.43%	1.43%	218%
$11.61	14.74%	$97,116	0.81%	1.49%	1.49%	226%
$10.74	4.84%	$229,738	1.02%	1.46%	1.46%	322%

$12.92	5.66%	$18,699	1.03%	1.04%	1.04%	189%
$12.35	12.59%	$20,182	1.61%	1.14%	1.14%	180%
$11.15	(2.99%)	$19,301	1.31%	1.21%	1.23%	218%
$11.68	15.21%	$12,137	1.13%	1.21%	1.30%	226%
$10.74	2.77%	$89	2.42%	1.06%	1.06%	322%

$12.94	5.71%	$302,350	1.09%	0.98%	1.03%	189%
$12.36	12.77%	$295,200	1.79%	0.96%	1.04%	180%
$11.15	(2.85%)	$239,375	1.51%	1.02%	1.05%	218%
$11.68	15.25%	$169,586	1.35%	1.02%	1.11%	226%
$10.75	2.83%	$219	2.42%	1.07%	1.07%	322%

See footnotes on pages 134 and 135.

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 129

Financial Highlights For the Periods Ended December 31,
		Income from Investment Operations				Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (5)		Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Moderate Allocation Fund - Retail Class (1)(2)(3)(4)
2020	$11.85	0.13		0.52	0.65	(0.13)	0.00	0.00	(0.13)
2019	$10.84	0.20		1.00	1.20	(0.19)	0.00	0.00	(0.19)
2018	$11.66	0.18		(0.48)	(0.30)	(0.16)	(0.36)	0.00	(0.52)
2017	$10.46	0.07		1.60	1.67	(0.05)	(0.42)	0.00	(0.47)
2016	$9.50	0.16		0.97	1.13	(0.17)	0.00	0.00	(0.17)
Moderate Allocation Fund - Adviser Class (1)(2)(3)(4)
2020	$11.86	0.17		0.53	0.70	(0.17)	0.00	0.00	(0.17)
2019	$10.85	0.24		1.00	1.24	(0.23)	0.00	0.00	(0.23)
2018	$11.66	0.21		(0.49)	(0.28)	(0.17)	(0.36)	0.00	(0.53)
2017	$10.46	0.12		1.59	1.71	(0.09)	(0.42)	0.00	(0.51)
2016 (7)	$9.87	0.03		0.59	0.62	(0.03)	0.00	0.00	(0.03)
Moderate Allocation Fund - Institutional Class (1)(2)(3)(4)
2020	$11.89	0.17		0.53	0.70	(0.17)	0.00	0.00	(0.17)
2019	$10.88	0.25		1.00	1.25	(0.24)	0.00	0.00	(0.24)
2018	$11.68	0.23		(0.48)	(0.25)	(0.19)	(0.36)	0.00	(0.55)
2017	$10.47	0.14		1.59	1.73	(0.10)	(0.42)	0.00	(0.52)
2016 (7)	$9.87	0.03		0.59	0.62	(0.02)	0.00	0.00	(0.02)
Conservative Allocation Fund - Retail Class (1)(2)(3)(4)
2020	$22.85	0.37		1.04	1.41	(0.35)	0.00	0.00	(0.35)
2019	$21.18	0.51		1.65	2.16	(0.49)	0.00	0.00	(0.49)
2018	$22.54	0.46		(1.04)	(0.58)	(0.40)	(0.38)	0.00	(0.78)
2017	$21.32	0.27		1.36	1.63	(0.41)	0.00	0.00	(0.41)
2016	$18.17	0.11		3.48	3.59	0.00	(0.20)	(0.24)	(0.44)
Conservative Allocation Fund - Adviser Class (1)(2)(3)(4)
2020	$23.13	0.46		1.06	1.52	(0.44)	0.00	0.00	(0.44)
2019	$21.44	0.57		1.67	2.24	(0.55)	0.00	0.00	(0.55)
2018	$22.82	0.52		(1.08)	(0.56)	(0.44)	(0.38)	0.00	(0.82)
2017	$21.34	0.36		1.35	1.71	(0.23)	0.00	0.00	(0.23)
2016 (7)	$21.02	0.00	*	0.55	0.55	0.00	(0.20)	(0.03)	(0.23)
Conservative Allocation Fund - Institutional Class (1)(2)(3)(4)
2020	$23.18	0.46		1.06	1.52	(0.44)	0.00	0.00	(0.44)
2019	$21.49	0.59		1.68	2.27	(0.58)	0.00	0.00	(0.58)
2018	$22.85	0.56		(1.07)	(0.51)	(0.47)	(0.38)	0.00	(0.85)
2017	$21.34	0.59		1.14	1.73	(0.22)	0.00	0.00	(0.22)
2016 (7)	$21.02	0.00	*	0.55	0.55	0.00	(0.20)	(0.03)	(0.23)

See footnotes on pages 134 and 135.

The accompanying notes are an integral part of these financial statements

Page 130	2020 Annual Report | December 31, 2020

		Ratios/ Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets After Fee Reductions (8)	Ratio of Expenses to Average Net Assets Before Fee Reductions (9)	Portfolio Turnover Rate

$12.37	5.55%	$30,930	1.00%	1.38%	1.38%	160%
$11.85	11.13%	$35,460	1.73%	1.38%	1.38%	155%
$10.84	(2.60%)	$32,502	1.51%	1.39%	1.44%	213%
$11.66	15.99%	$24,635	0.61%	1.67%	1.73%	349%
$10.46	12.06%	$56,744	1.62%	1.61%	1.80%	250%

$12.39	6.04%	$9,823	1.39%	1.00%	1.00%	160%
$11.86	11.45%	$10,080	2.00%	1.11%	1.11%	155%
$10.85	(2.47%)	$9,480	1.78%	1.19%	1.24%	213%
$11.66	16.40%	$3,538	1.03%	1.35%	1.50%	349%
$10.46	6.32%	$22	1.92%	1.21%	1.21%	250%

$12.42	6.02%	$135,512	1.40%	0.99%	0.99%	160%
$11.89	11.52%	$132,500	2.10%	1.01%	1.01%	155%
$10.88	(2.20%)	$119,881	1.97%	1.01%	1.05%	213%
$11.68	16.55%	$37,945	1.29%	1.13%	1.28%	349%
$10.47	6.31%	$229	1.92%	1.24%	1.24%	250%

$23.91	6.28%	$29,034	1.46%	1.28%	1.28%	139%
$22.85	10.25%	$31,688	2.19%	1.28%	1.28%	136%
$21.18	(2.62%)	$30,759	2.09%	1.27%	1.38%	185%
$22.54	7.64%	$12,545	1.24%	1.70%	2.57%	135%
$21.32	19.87%	$20,450	0.55%	2.17%	2.55%	44%

$24.21	6.69%	$7,082	1.85%	0.92%	0.92%	139%
$23.13	10.51%	$6,787	2.44%	1.04%	1.04%	136%
$21.44	(2.50%)	$6,110	2.29%	1.12%	1.22%	185%
$22.82	8.01%	$682	1.63%	1.07%	1.97%	135%
$21.34	2.64%	$7	0.11%	1.93%	2.18%	44%

$24.26	6.68%	$105,403	1.87%	0.92%	0.92%	139%
$23.18	10.61%	$99,456	2.54%	0.94%	0.94%	136%
$21.49	(2.28%)	$92,412	2.50%	0.92%	1.04%	185%
$22.85	8.10%	$11,739	2.65%	0.49%	1.39%	135%
$21.34	2.62%	$305	0.08%	1.96%	2.21%	44%

See footnotes on pages 134 and 135.

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 131

Financial Highlights For the Periods Ended December 31,
		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (5)	Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Dynamic Allocation Fund - Retail Class (1)(2)(3)(4)
2020	$11.87	0.03	1.79	1.82	(0.03)	(0.27)	0.00	(0.30)
2019	$9.79	0.11	2.23	2.34	(0.08)	(0.18)	0.00	(0.26)
2018	$10.85	0.07	(1.00)	(0.93)	(0.06)	(0.07)	0.00	(0.13)
2017	$9.72	0.06	1.99	2.05	(0.07)	(0.85)	0.00	(0.92)
2016	$9.36	0.10	0.40	0.50	(0.09)	(0.05)	0.00	(0.14)
Dynamic Allocation Fund - Adviser Class (1)(2)(3)(4)
2020	$11.91	0.07	1.81	1.88	(0.06)	(0.27)	0.00	(0.33)
2019	$9.82	0.13	2.24	2.37	(0.10)	(0.18)	0.00	(0.28)
2018	$10.88	0.09	(1.00)	(0.91)	(0.08)	(0.07)	0.00	(0.15)
2017	$9.73	0.10	1.97	2.07	(0.07)	(0.85)	0.00	(0.92)
2016 (7)	$9.34	0.02	0.44	0.46	(0.02)	(0.05)	0.00	(0.07)
Dynamic Allocation Fund - Institutional Class (1)(2)(3)(4)
2020	$11.90	0.08	1.80	1.88	(0.06)	(0.27)	0.00	(0.33)
2019	$9.82	0.15	2.23	2.38	(0.12)	(0.18)	0.00	(0.30)
2018	$10.86	0.12	(1.00)	(0.88)	(0.09)	(0.07)	0.00	(0.16)
2017	$9.72	0.12	1.97	2.09	(0.10)	(0.85)	0.00	(0.95)
2016 (7)	$9.34	0.02	0.43	0.45	(0.02)	(0.05)	0.00	(0.07)
Quantex Fund - Retail Class (1)(2)(3)(4)
2020	$37.91	0.20	(2.28)	(2.08)	(0.19)	0.00	0.00	(0.19)
2019	$32.22	0.19	5.75	5.94	(0.25)	0.00	0.00	(0.25)
2018	$36.76	(0.01)	(4.53)	(4.54)	0.00	0.00	0.00	0.00
2017	$33.36	0.09	4.38	4.47	(0.06)	(1.01)	0.00	(1.07)
2016	$27.84	0.14	6.02	6.16	(0.16)	(0.48)	0.00	(0.64)
Quantex Fund - Adviser Class (1)(2)(3)(4)
2020	$38.01	0.23	(2.28)	(2.05)	(0.21)	0.00	0.00	(0.21)
2019	$32.28	0.24	5.76	6.00	(0.27)	0.00	0.00	(0.27)
2018	$36.78	0.10	(4.60)	(4.50)	0.00	0.00	0.00	0.00
2017	$33.37	0.21	4.35	4.56	(0.14)	(1.01)	0.00	(1.15)
2016 (7)	$30.67	0.04	3.18	3.22	(0.04)	(0.48)	0.00	(0.52)
Quantex - Institutional Class (1)(2)(3)(4)
2020	$38.01	0.26	(2.31)	(2.05)	(0.26)	0.00	0.00	(0.26)
2019	$32.29	0.29	5.77	6.06	(0.34)	0.00	0.00	(0.34)
2018	$36.77	0.20	(4.62)	(4.42)	(0.06)	0.00	0.00	(0.06)
2017	$33.37	0.26	4.35	4.61	(0.20)	(1.01)	0.00	(1.21)
2016 (7)	$30.67	0.04	3.18	3.22	(0.04)	(0.48)	0.00	(0.52)

See footnotes on pages 134 and 135.

The accompanying notes are an integral part of these financial statements

Page 132	2020 Annual Report | December 31, 2020

		Ratios/ Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets After Fee Reductions (8)	Ratio of Expenses to Average Net Assets Before Fee Reductions (9)	Portfolio Turnover Rate

$13.39	15.37%	$37,392	0.27%	1.41%	1.51%	236%
$11.87	24.00%	$40,977	0.97%	1.41%	1.51%	265%
$9.79	(8.66%)	$40,732	0.62%	1.45%	1.55%	273%
$10.85	21.20%	$50,570	0.59%	1.51%	1.58%	252%
$9.72	5.37%	$118,293	1.04%	1.42%	1.56%	369%

$13.46	15.85%	$13,322	0.61%	1.06%	1.16%	236%
$11.91	24.29%	$13,137	1.20%	1.18%	1.28%	265%
$9.82	(8.49%)	$11,198	0.84%	1.23%	1.33%	273%
$10.88	21.42%	$10,140	0.87%	1.27%	1.34%	252%
$9.73	4.89%	$48	1.33%	1.12%	1.12%	369%

$13.45	15.94%	$148,566	0.67%	1.01%	1.11%	236%
$11.90	24.40%	$146,119	1.38%	1.00%	1.10%	265%
$9.82	(8.18%)	$121,965	1.08%	1.01%	1.11%	273%
$10.86	21.61%	$70,187	1.10%	1.05%	1.12%	252%
$9.72	4.80%	$592	1.33%	1.11%	1.11%	369%

$35.64	(5.36%)	$18,352	0.65%	1.53%	1.53%	88%
$37.91	18.48%	$24,979	0.52%	1.53%	1.53%	82%
$32.22	(12.35%)	$28,319	(0.03%)	1.57%	1.62%	116%
$36.76	13.42%	$60,161	0.27%	1.52%	1.66%	72%
$33.36	22.14%	$85,235	0.47%	1.52%	1.77%	91%

$35.75	(5.25%)	$986	0.77%	1.41%	1.41%	88%
$38.01	18.63%	$1,113	0.67%	1.41%	1.41%	82%
$32.28	(12.22%)	$923	0.28%	1.42%	1.47%	116%
$36.78	13.68%	$2,114	0.59%	1.39%	1.56%	72%
$33.37	10.48%	$31	0.75%	1.15%	1.40%	91%

$35.70	(5.22%)	$20,756	0.85%	1.37%	1.37%	88%
$38.01	18.81%	$36,646	0.82%	1.25%	1.25%	82%
$32.29	(12.05%)	$35,414	0.54%	1.21%	1.26%	116%
$36.77	13.84%	$32,489	0.75%	1.18%	1.35%	72%
$33.37	10.48%	$951	0.75%	1.15%	1.40%	91%

See footnotes on pages 134 and 135.

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 133

Financial Highlights For the Periods Ended December 31,
		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (5)	Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Total Return Bond Fund - Retail Class (1)(2)(3)(4)
2020	$9.46	0.21	0.49	0.70	(0.18)	0.00	0.00	(0.18)
2019	$9.03	0.23	0.42	0.65	(0.22)	0.00	0.00	(0.22)
2018	$9.37	0.17	(0.33)	(0.16)	(0.18)	0.00	0.00	(0.18)
2017	$9.28	0.24	0.10	0.34	(0.25)	0.00	0.00	(0.25)
2016	$9.14	0.27	0.14	0.41	(0.27)	0.00	0.00	(0.27)
Total Return Bond Fund - Adviser Class (1)(2)(3)(4)
2020	$9.47	0.25	0.49	0.74	(0.22)	0.00	0.00	(0.22)
2019	$9.04	0.26	0.42	0.68	(0.25)	0.00	0.00	(0.25)
2018	$9.38	0.21	(0.35)	(0.14)	(0.20)	0.00	0.00	(0.20)
2017	$9.28	0.28	0.10	0.38	(0.28)	0.00	0.00	(0.28)
2016 (7)	$9.46	0.09	(0.19)	(0.10)	(0.08)	0.00	0.00	(0.08)
Total Return Bond Fund - Institutional Class (1)(2)(3)(4)
2020	$9.47	0.24	0.50	0.74	(0.22)	0.00	0.00	(0.22)
2019	$9.04	0.27	0.42	0.69	(0.26)	0.00	0.00	(0.26)
2018	$9.38	0.23	(0.35)	(0.12)	(0.22)	0.00	0.00	(0.22)
2017	$9.28	0.31	0.08	0.39	(0.29)	0.00	0.00	(0.29)
2016 (7)	$9.46	0.08	(0.18)	(0.10)	(0.08)	0.00	0.00	(0.08)
Prime Money Market Fund (1)(2)(3)(4)
2020	$1.00	0.005	N/A	0.005	(0.004)	0.000	0.000	(0.004)
2019	$1.00	0.020	N/A	0.020	(0.020)	0.000	0.000	(0.020)
2018	$1.00	0.016	N/A	0.016	(0.016)	0.000	0.000	(0.016)
2017	$1.00	0.007	N/A	0.007	(0.007)	0.000	0.000	(0.007)
2016	$1.00	0.003	N/A	0.003	(0.003)	0.000	0.000	(0.003)
Institutional Prime Money Market Fund (1)(2)(3)(4)
2020	$1.0000	0.0058	(0.0005)	0.0053	(0.0050)	0.0000	0.0000	(0.0050)
2019	$0.9999	0.0231	0.0000	0.0231	(0.0230)	0.0000	0.0000	(0.0230)
2018	$0.9999	0.0190	0.0000	0.0190	(0.0190)	0.0000	0.0000	(0.0190)
2017	$1.0001	0.0101	(0.0003)	0.0098	(0.0100)	0.0000	0.0000	(0.0100)
2016 (6)	$1.0000	0.0010	0.0001	0.0011	(0.0010)	0.0000	0.0000	(0.0010)

1

Ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after fee reductions, and ratio of expenses to average net assets before fee reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
3	Total return and portfolio turnover rate are not annualized for periods of less than one full year.
4

Ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after fee reductions, and ratio of expenses to average net assets before fee reductions are annualized for periods of less than one full year.

5	Except for the Money Market Funds, net investment income per share is based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements

Page 134	2020 Annual Report | December 31, 2020

		Ratios/ Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets After Fee Reductions (8)	Ratio of Expenses to Average Net Assets Before Fee Reductions (9)	Portfolio Turnover Rate

$9.98	7.46%	$12,231	1.87%	1.15%	1.26%	69%
$9.46	7.24%	$11,137	2.27%	1.14%	1.25%	95%
$9.03	(1.67%)	$14,932	1.88%	1.15%	1.26%	102%
$9.37	3.72%	$67,986	2.59%	1.02%	1.03%	133%
$9.28	4.49%	$214,755	2.87%	0.98%	1.00%	217%

$9.99	7.86%	$5,463	2.28%	0.79%	0.90%	69%
$9.47	7.54%	$4,205	2.64%	0.88%	0.99%	95%
$9.04	(1.45%)	$3,570	2.33%	0.95%	1.06%	102%
$9.38	4.07%	$9,896	2.95%	0.83%	0.84%	133%
$9.28	(1.05%)	$84	5.49%	0.53%	0.53%	217%

$9.99	7.86%	$50,410	2.25%	0.77%	0.88%	69%
$9.47	7.67%	$46,490	2.72%	0.76%	0.87%	95%
$9.04	(1.22%)	$48,437	2.50%	0.76%	0.87%	102%
$9.38	4.20%	$110,674	3.27%	0.64%	0.65%	133%
$9.28	(1.08%)	$70	5.35%	0.53%	0.53%	217%

$1.00	0.45%	$34,578	0.45%	0.28%	0.91%	N/A
$1.00	2.06%	$34,823	2.05%	0.36%	0.95%	N/A
$1.00	1.59%	$40,881	1.59%	0.44%	0.94%	N/A
$1.00	0.68%	$35,211	0.67%	0.47%	1.00%	N/A
$1.00	0.29%	$36,666	0.28%	0.32%	0.69%	N/A

$1.0003	0.57%	$336,445	0.57%	0.15%	0.52%	N/A
$1.0000	2.31%	$370,120	2.30%	0.13%	0.50%	N/A
$0.9999	1.90%	$471,603	1.90%	0.16%	0.51%	N/A
$0.9999	0.96%	$296,547	1.01%	0.17%	0.56%	N/A
$1.0001	0.11%	$197,480	0.43%	0.24%	0.62%	N/A

6	Commenced operations on October 7, 2016.
7	Commenced operations on October 31, 2016.
8	Ratio of expenses to average net assets after fee reductions reflects contractual or voluntary waivers and reimbursements of expenses by the investment adviser and transfer agent.
9	Ratio of expenses to average net assets before fee reductions reflects the total expenses before reductions reported in the statements of operations.
*	Actual amounts were less than one-half of a cent per share

The accompanying notes are an integral part of these financial statements

2020 Annual Report | December 31, 2020	Page 135

Notes to Financial Statements
December 31, 2020

1.    Organization

Meeder Funds (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Trust offers eleven separate series, all of which are included in this report: Muirfield Fund (Muirfield), Spectrum Fund (Spectrum), Global Allocation Fund (Global), Balanced Fund (Balanced), Moderate Allocation Fund (Moderate), Conservative Allocation Fund (Conservative), Dynamic Allocation Fund (Dynamic), Quantex Fund (Quantex), Total Return Bond Fund (Bond), Prime Money Market Fund (Prime Money Market), and Institutional Prime Money Market Fund (Institutional Prime Money Market)(the Funds).

Each Fund, except Prime Money Market and Institutional Prime Money Market, offers three classes of shares: Retail Class, Adviser Class, and Institutional Class. Prime Money Market and Institutional Prime Money Market offer only one class of shares. The share classes differ with respect to distribution fees, service fees, and other expenses allocated to each class. Eligibility to purchase Adviser and Institutional Class shares is generally limited to customers of financial intermediaries who enter into special arrangements with the Funds or who meet certain initial investment minimums.

Prime Money Market operates as a retail money market fund. The Fund maintains a stable net asset value of $1.00 and is only available for purchase in accounts beneficially owned by natural persons. Institutional Prime Money Market operates as an institutional money market fund open to all forms of investors. Its net asset value fluctuates based upon changes in the value of its investments and the value of its shares is calculated daily to four decimal places. Prime Money Market and Institutional Prime Money Market have adopted policies and procedures to impose liquidity fees on redemptions or temporary redemption gates in the event that the Funds’ weekly liquid assets fall below designated thresholds and the Board of Trustees determines that such liquidity fees or redemption gates are in the best interests of the Fund.

For more information regarding the Funds’ objectives, strategies, and differences in share classes, please refer to the Funds’ prospectus.

2.    Significant Accounting Policies

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The Trust is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services Companies. The following summarizes the significant accounting policies of the Trust and the Funds:

Securities valuation. All investments in securities are recorded at their estimated fair value, as described in Note #3.

Repurchase agreements. Each Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the fair value of collateral, including accrued interest, of at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Short sales. Spectrum may enter into short sales as part of its overall portfolio management strategy or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including ETFs. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short and borrowing costs will be borne by the Fund and are reflected in the Statements of Operations.

Futures & options. Each Fund, except the Money Market Funds, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the Fund, or which it intends to purchase. The futures and options contracts are adjusted by the daily exchange rate of the underlying currency, or index, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statements of Assets and Liabilities and the Statements of Operations until the contract settlement date, at which time amounts are reflected as realized gains and losses in the Statements of Operations.

Page 136	2020 Annual Report | December 31, 2020

To the extent that a Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the fair value of the index. Upon entering into a futures contract, the Fund is required to deposit an initial margin, which is either cash or securities (disclosed as pledged as collateral on the Schedules of Investments) in an amount equal to a certain percentage of the contract value. Subsequently, margin movements, which are equal to changes in the daily price or last sale price on the exchanges where futures contracts trade, are recorded as unrealized gains or losses until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Except for the Money Market Funds, it is normal practice for each Fund to invest in futures contracts on a daily basis. The Funds, except for Bond and the Money Market Funds, typically utilize equity index futures contracts to equitize cash positions or adjust targeted stock market exposure. Except for the Money Market Funds, the fixed income portion of any Fund can utilize Treasury futures contracts in order to adjust duration.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Fund to the loss of the premium paid if the Fund does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are fair valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in fair value are recorded as unrealized appreciation or depreciation until closed, exercised or expired. For the year ended December 31, 2020, there were no call or put options transacted for any of the Funds.

The Funds may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Fund records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Fund records realized gains for the entire amount of premiums received. Although permitted, it is currently not normal practice for the Funds to write call and put options and none were written during the year ended December 31, 2020.

The fair value of derivative instruments, not accounted for as hedging instruments, as reported within the Statements of Assets and Liabilities as of December 31, 2020 was as follows:

Amount of Deposits at Broker and Unrealized Appreciation (Depreciation) on Derivatives
	Type of Derivative/ Risk	Statements of Assets & Liabilities Location	Fair Value of Deposits at Broker for Futures Contracts	Value of Unrealized Appreciation (Depreciation)
Muirfield	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	$13,355,386	$2,791,529
Spectrum	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	5,180,922	800,793
Global	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	3,176,695	383,479
Balanced	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	7,985,720	1,376,370
Moderate	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	3,387,359	600,388
Conservative	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	1,682,410	266,844
Dynamic	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	6,346,484	767,698
Quantex	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	598,946	27,656

2020 Annual Report | December 31, 2020	Page 137

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2020 and related activity was as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Type of Derivative/ Risk	Contracts as of December 31, 2019	Long and Short Contracts Opened During the Period	Long and Short Contracts Closed/ Expired During the Period	Contracts as of December 31, 2020	Statement of Operations Location	For the Year Ended December 31, 2020
Muirfield	Equity contracts	1,234	9,770	10,013	991	Net realized gains (losses) from futures contracts	$(51,419,469)
Spectrum	Equity contracts	752	2,930	3,383	299	Net realized gains (losses) from futures contracts	(17,738,861)
Global	Equity contracts	225	1,094	1,130	189	Net realized gains (losses) from futures contracts	(2,420,717)
Balanced	Equity contracts	592	4,337	4,442	487	Net realized gains (losses) from futures contracts	(20,163,080)
Moderate	Equity contracts	196	1,439	1,451	184	Net realized gains (losses) from futures contracts	(5,766,375)
Conservative	Equity contracts	81	753	748	86	Net realized gains (losses) from futures contracts	(2,636,207)
Dynamic	Equity contracts	462	2,180	2,186	456	Net realized gains (losses) from futures contracts	1,791,950
Quantex	Equity contracts	11	136	127	20	Net realized gains (losses) from futures contracts	725,562

Change in Unrealized Gain or (Loss) on Derivatives Recognized in Income
	Type of Derivative/ Risk	Statement of Operations Location	For the Year Ended December 31, 2020
Muirfield	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	$1,709,435
Spectrum	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	88,102
Global	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	294,939
Balanced	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	793,361
Moderate	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	394,223
Conservative	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	188,032
Dynamic	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	535,122
Quantex	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	11,959

Federal income taxes. It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required. The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2017 through December 31, 2020) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. Each Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations as incurred. During the year ended December 31, 2020, the Funds did not incur any material interest or penalties.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Muirfield, Spectrum, Global, Balanced, Moderate, Conservative, Dynamic, and Quantex declare and pay dividends from net investment income, if any, on a quarterly basis. Bond declares and pays dividends from net investment income on a monthly basis. The Money Market Funds declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Page 138	2020 Annual Report | December 31, 2020

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. Permanent differences relate to redemptions treated as distributions for tax purposes (i.e. equalization). Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences have been reclassified within the components of net assets based on their ultimate characterization for federal income tax purposes. For the year ended December 31, 2020, the Funds made the following reclassifications to increase/(decrease) the components of net assets:

	Capital	Distributable Earnings (Accumulated Deficit)
Muirfield	$—	$—
Spectrum	—	—
Global	—	—
Balanced	—	—
Moderate	—	—
Conservative	—	—
Dynamic	1,347,314	(1,347,314)
Quantex	(354,086)	354,086
Bond	—	—

Investment income & expenses. For all Funds, except the Money Market Funds, income and expenses (other than expenses attributable to a specific class) are allocated to each class of shares based on its relative net assets. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis.

Capital Share Transactions. All Funds, except the Money Market Funds, are authorized to issue an unlimited number of shares in the Retail Class, the Adviser Class, and the Institutional Class. Transactions in the capital shares of the Funds for the year ended December 31, 2020 and the year ended December 31, 2019 were as follows:

	Issued		Reinvested
Share Class	Amount	Shares	Amount	Shares
Year Ended December 31, 2020
Muirfield - Retail	$11,650,273	1,616,852	$884,595	122,946
Muirfield - Adviser	12,562,031	1,731,428	475,878	65,587
Muirfield - Institutional	94,938,567	13,043,429	3,526,830	485,462
Spectrum - Retail	3,339,517	312,463	34,980	3,171
Spectrum - Adviser	2,993,068	271,967	119,760	10,835
Spectrum - Institutional	27,288,817	2,527,581	1,281,869	115,651
Global - Retail	1,166,292	111,446	197,994	17,568
Global - Adviser	446,417	43,133	44,862	4,032
Global - Institutional	3,242,380	313,642	1,068,025	96,909
Balanced - Retail	7,397,073	647,576	507,680	44,045
Balanced - Adviser	4,253,014	362,514	178,375	15,347
Balanced - Institutional	73,579,398	6,333,953	2,664,718	229,124
Moderate - Retail	3,670,705	326,818	347,588	30,030
Moderate - Adviser	2,910,988	254,996	139,338	12,040
Moderate - Institutional	30,969,046	2,697,054	1,865,874	160,665
Conservative - Retail	3,996,383	181,208	458,804	20,189
Conservative - Adviser	2,271,362	99,923	131,623	5,705
Conservative - Institutional	25,499,844	1,115,180	1,877,940	81,317
Dynamic - Retail	3,823,098	347,512	824,823	63,418
Dynamic - Adviser	3,509,483	301,817	322,349	24,972
Dynamic - Institutional	32,025,842	2,711,970	3,691,005	285,612
Quantex - Retail	2,189,011	80,196	106,638	3,742
Quantex - Adviser	276,382	9,230	5,977	209
Quantex - Institutional	5,198,334	180,954	165,888	5,821
Bond - Retail	3,539,918	367,315	219,807	22,431
Bond - Adviser	4,032,049	414,412	112,411	11,455
Bond - Institutional	15,764,431	1,615,385	1,059,912	108,102
Prime Money Market	21,491,888	21,491,888	158,887	158,887
Institutional Prime Money Market	472,288,464	472,214,087	307,362	307,353

2020 Annual Report | December 31, 2020	Page 139

	Issued		Reinvested
Share Class	Amount	Shares	Amount	Shares
Year Ended December 31, 2019
Muirfield - Retail	$33,050,249	4,442,733	$4,977,939	642,781
Muirfield - Adviser	19,959,892	2,672,639	1,634,444	209,658
Muirfield - Institutional	144,314,850	19,370,319	11,750,119	1,506,144
Spectrum - Retail	7,469,577	660,057	487,763	40,590
Spectrum - Adviser	3,597,497	315,554	151,231	12,488
Spectrum - Institutional	40,919,924	3,604,015	1,420,906	117,029
Global - Retail	1,332,331	125,389	242,185	21,882
Global - Adviser	480,969	44,348	38,283	3,449
Global - Institutional	5,246,784	492,924	939,839	84,963
Balanced - Retail	14,149,512	1,224,953	1,366,611	115,154
Balanced - Adviser	4,473,744	385,634	326,176	27,354
Balanced - Institutional	85,619,332	7,396,727	4,851,860	407,021
Moderate - Retail	6,078,494	535,812	569,700	49,224
Moderate - Adviser	2,059,946	182,460	194,767	16,811
Moderate - Institutional	31,695,228	2,809,680	2,658,150	229,490
Conservative - Retail	4,494,757	203,394	685,421	30,465
Conservative - Adviser	1,779,179	79,442	160,298	7,037
Conservative - Institutional	26,212,905	1,173,623	2,512,162	110,136
Dynamic - Retail	3,843,119	351,639	912,848	78,711
Dynamic - Adviser	3,221,800	289,708	313,636	26,922
Dynamic - Institutional	27,427,324	2,506,643	3,742,727	322,467
Quantex - Retail	4,513,460	124,634	179,660	4,955
Quantex - Adviser	358,998	9,903	7,848	216
Quantex - Institutional	7,243,250	204,214	222,429	6,126
Bond - Retail	1,961,968	209,895	315,086	33,629
Bond - Adviser	1,552,225	166,213	105,786	11,256
Bond - Institutional	13,146,159	1,409,770	1,316,315	140,237
Prime Money Market	21,752,554	21,752,554	686,595	686,595
Institutional Prime Money Market	337,972,181	337,937,146	1,149,955	1,149,805

	Redeemed		Net Increase (Decrease)
Share Class	Amount	Shares	Amount	Shares
Year Ended December 31, 2020
Muirfield - Retail	$(66,817,586)	(9,261,883)	$(54,282,718)	(7,522,085)
Muirfield - Adviser	(24,726,534)	(3,396,916)	(11,688,625)	(1,599,901)
Muirfield - Institutional	(149,015,449)	(20,478,261)	(50,550,052)	(6,949,370)
Spectrum - Retail	(16,054,832)	(1,493,176)	(12,680,335)	(1,177,542)
Spectrum - Adviser	(5,661,594)	(526,084)	(2,548,766)	(243,282)
Spectrum - Institutional	(37,639,148)	(3,389,095)	(9,068,462)	(745,863)
Global - Retail	(3,342,556)	(325,492)	(1,978,270)	(196,478)
Global - Adviser	(514,491)	(50,884)	(23,212)	(3,719)
Global - Institutional	(7,620,220)	(739,343)	(3,309,815)	(328,792)
Balanced - Retail	(27,794,588)	(2,375,037)	(19,889,835)	(1,683,416)
Balanced - Adviser	(6,642,344)	(564,264)	(2,210,955)	(186,403)
Balanced - Institutional	(82,778,077)	(7,073,659)	(6,533,961)	(510,582)
Moderate - Retail	(9,844,841)	(850,289)	(5,826,548)	(493,441)
Moderate - Adviser	(3,716,438)	(323,871)	(666,112)	(56,835)
Moderate - Institutional	(35,493,471)	(3,090,455)	(2,658,551)	(232,736)
Conservative - Retail	(8,490,522)	(374,117)	(4,035,335)	(172,720)
Conservative - Adviser	(2,433,929)	(106,506)	(30,944)	(878)
Conservative - Institutional	(26,048,017)	(1,142,491)	1,329,767	54,006
Dynamic - Retail	(12,417,374)	(1,072,111)	(7,769,453)	(661,181)
Dynamic - Adviser	(5,090,584)	(439,774)	(1,258,752)	(112,985)

Page 140	2020 Annual Report | December 31, 2020

	Redeemed		Net Increase (Decrease)
Share Class	Amount	Shares	Amount	Shares
Dynamic - Institutional	$(49,166,341)	(4,225,280)	$(13,449,494)	(1,227,698)
Quantex - Retail	(6,470,912)	(227,906)	(4,175,263)	(143,968)
Quantex - Adviser	(317,629)	(11,169)	(35,270)	(1,730)
Quantex - Institutional	(16,125,393)	(569,511)	(10,761,171)	(382,736)
Bond - Retail	(3,315,674)	(341,917)	444,051	47,829
Bond - Adviser	(3,126,254)	(323,216)	1,018,206	102,651
Bond - Institutional	(15,395,742)	(1,588,812)	1,428,601	134,675
Prime Money Market	(21,895,568)	(21,895,568)	(244,793)	(244,793)
Institutional Prime Money Market	(506,286,355)	(506,302,922)	(33,690,529)	(33,781,482)

Year Ended December 31, 2019
Muirfield - Retail	$(70,868,511)	(9,580,884)	$(32,840,323)	(4,495,370)
Muirfield - Adviser	(28,851,525)	(3,845,181)	(7,257,189)	(962,884)
Muirfield - Institutional	(112,338,045)	(14,851,705)	43,726,924	6,024,758
Spectrum - Retail	(13,656,923)	(1,200,248)	(5,699,583)	(499,601)
Spectrum - Adviser	(4,388,936)	(383,545)	(640,208)	(55,503)
Spectrum - Institutional	(28,908,458)	(2,513,014)	13,432,372	1,208,030
Global - Retail	(5,487,892)	(512,715)	(3,913,376)	(365,444)
Global - Adviser	(540,172)	(50,287)	(20,920)	(2,490)
Global - Institutional	(14,778,101)	(1,383,831)	(8,591,478)	(805,944)
Balanced - Retail	(22,120,626)	(1,902,554)	(6,604,503)	(562,447)
Balanced - Adviser	(5,953,857)	(509,453)	(1,153,937)	(96,465)
Balanced - Institutional	(63,079,661)	(5,387,061)	27,391,531	2,416,687
Moderate - Retail	(6,716,666)	(591,069)	(68,472)	(6,033)
Moderate - Adviser	(2,538,479)	(222,937)	(283,766)	(23,666)
Moderate - Institutional	(33,250,746)	(2,916,278)	1,102,632	122,892
Conservative - Retail	(6,631,173)	(298,972)	(1,450,995)	(65,113)
Conservative - Adviser	(1,757,987)	(77,982)	181,490	8,497
Conservative - Institutional	(29,180,940)	(1,292,856)	(455,873)	(9,097)
Dynamic - Retail	(12,530,345)	(1,137,172)	(7,774,378)	(706,822)
Dynamic - Adviser	(3,913,271)	(353,426)	(377,835)	(36,796)
Dynamic - Institutional	(33,031,741)	(2,975,757)	(1,861,690)	(146,647)
Quantex - Retail	(12,066,011)	(349,669)	(7,372,891)	(220,080)
Quantex - Adviser	(334,676)	(9,427)	32,170	692
Quantex - Institutional	(12,248,919)	(342,999)	(4,783,240)	(132,659)
Bond - Retail	(6,762,369)	(720,141)	(4,485,315)	(476,617)
Bond - Adviser	(1,201,377)	(128,206)	456,634	49,263
Bond - Institutional	(18,715,434)	(1,998,711)	(4,252,960)	(448,704)
Prime Money Market	(28,496,871)	(28,496,871)	(6,057,722)	(6,057,722)
Institutional Prime Money Market	(440,678,548)	(440,622,456)	(101,556,412)	(101,535,505)

2020 Annual Report | December 31, 2020	Page 141

Offsetting Assets & Liabilities. The Funds are party to enforceable master netting arrangements between counter parties, such as the securities lending agreement, which provides for the right of offset under certain circumstances, such as the event of default. The securities lending transactions have an overnight and continuous contractual maturity. Risks arise from the possible inability of counterparties to meet the terms of their contracts. The table below reflects the offsetting assets and liabilities relating to securities lending, futures contracts, and repurchase agreements shown on the Statements of Assets and Liabilities at December 31, 2020.

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description/ Fund	Gross Amounts of Recognized Assets/ Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments*	Collateral Pledged (Received)*	Net Amount
Assets:
Securities Loaned
Muirfield	$91,619	$—	$91,619	$—	$(91,619)	$—
Spectrum	22,136	—	22,136	—	(22,136)	—
Global	991	—	991	—	(991)	—
Balanced	32,745	—	32,745	—	(32,745)	—
Moderate	9,516	—	9,516	—	(9,516)	—
Conservative	4,753	—	4,753	—	(4,753)	—
Dynamic	33,757	—	33,757	—	(33,757)	—
Quantex	308,295	—	308,295	—	(308,295)	—

Futures Contracts
Muirfield	$2,791,652	$123	$2,791,529	$—	$—	$2,791,529
Spectrum	800,793	—	800,793	—	—	800,793
Global	385,903	2,424	383,479	—	—	383,479
Balanced	1,377,623	1,253	1,376,370	—	—	1,376,370
Moderate	600,388	—	600,388	—	—	600,388
Conservative	268,220	1,376	266,844	—	—	266,844
Dynamic	774,659	6,961	767,698	—	—	767,698
Quantex	28,758	1,102	27,656	—	—	27,656

Repurchase Agreements
Prime Money Market	$7,000,000	$—	$7,000,000	$(7,000,000)	$—	$—
Institutional Prime Money Market	80,000,000	—	80,000,000	(80,000,000)	—	—

Liabilities:
N/A	N/A	N/A	N/A	N/A	N/A	N/A

*	The amount is limited to the net amounts of financial assets and liabilities and accordingly does not include excess collateral pledged.

Other. The Funds record security transactions on the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income and dividend expenses are recognized on the ex-dividend date and interest income (including amortization of premium and accretion of discount) is recognized as earned. Short-term capital gain distributions from underlying funds are classified as dividend income for financial reporting purposes. Long-term capital gains distributions are separately stated. Discounts and premiums are amortized using the effective yield over the lives of the respective securities. Distributions received from partnerships are recorded as return of capital distributions. Withholding taxes on foreign dividends, if applicable, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price

Page 142	2020 Annual Report | December 31, 2020

or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain, or return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

3.    Securities Valuations

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (including publicly traded partnerships, real estate investment trusts, American depositary receipts, exchange traded funds, and common stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation and are categorized in level 1 of the fair value hierarchy.

Investments in registered open-end investment companies, including money market funds, are valued at the daily redemption net asset value as reported by the underlying fund and are categorized in level 1 of the fair value hierarchy.

Short-term notes (including bank obligations, commercial paper, corporate obligations, repurchase agreements, U.S. government agency obligations, and floating rate demand notes). Short-term notes held in the Funds, except Prime Money Market, maturing more than sixty days after the valuation date, are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When valued at last sales price, the securities will be categorized as level 1. When using bid prices or yield equivalents, they will be categorized as level 2. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity and will be categorized as level 2.

All securities held in Prime Money Market, other than money market registered investment companies, are valued at amortized cost, which approximates fair value, and will be categorized as level 2.

Certificates of deposit. Except for Institutional Money Market, certificates of deposit are valued at acquisition cost, which approximates fair value, and will be categorized as level 2. For Institutional Money Market, certificates of deposit are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data, and will be categorized as level 2.

U.S. government obligations. U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. In either case, these securities will be categorized as level 2.

2020 Annual Report | December 31, 2020	Page 143

Restricted securities (equity and debt). Restricted securities for which quotations are not readily available are valued at fair value as determined by the Trustees. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

Derivative instruments (futures contracts). Listed derivative instruments that are actively traded, including futures contracts, are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

For the year ended December 31, 2020, the Funds did not hold any assets at any time in which significant unobservable inputs were used in determining fair value. Therefore, no reconciliation of level 3 securities is provided. The following table summarizes the inputs used to value the Funds’ assets and liabilities measured at fair value as of December 31, 2020.

Muirfield - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$458,141,444	$—	$—	$458,141,444
Money market registered investment companies	103,982,486	—	—	103,982,486
Bank obligations	—	743,133	—	743,133
Total	$562,123,930	$743,133	$—	$562,867,063
Trustee deferred compensation***	$285,523	$—	$—	$285,523
Futures contracts**	$2,791,529	$—	$—	$2,791,529

Spectrum - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$151,174,645	$—	$—	$151,174,645
Money market registered investment companies	29,306,819	—	—	29,306,819
Total	$180,481,464	$—	$—	$180,481,464
Trustee deferred compensation***	$40,785	$—	$—	$40,785
Futures contracts**	$800,793	$—	$—	$800,793

Global - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$18,193,648	$—	$—	$18,193,648
Registered investment companies	8,005,008	—	—	8,005,008
Money market registered investment companies	15,664,843	—	—	15,664,843
Bank obligations	—	743,133	—	743,133
Total	$41,863,499	$743,133	$—	$42,606,632
Trustee deferred compensation***	$112,298	$—	$—	$112,298
Futures contracts**	$383,479	$—	$—	$383,479

Balanced - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$219,062,426	$—	$—	$219,062,426
Registered investment companies	117,328,966	—	—	117,328,966
Money market registered investment companies	51,667,908	—	—	51,667,908
Bank obligations	—	743,133	—	743,133
Total	$388,059,300	$743,133	$—	$388,802,433
Trustee deferred compensation***	$186,008	$—	$—	$186,008
Futures contracts**	$1,376,370	$—	$—	$1,376,370

Moderate - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$63,942,366	$—	$—	$63,942,366
Registered investment companies	86,978,100	—	—	86,978,100
Money market registered investment companies	21,706,870	—	—	21,706,870
Bank obligations	—	248,220	—	248,220
Total	$172,627,336	$248,220	$—	$172,875,556
Trustee deferred compensation***	$28,573	$—	$—	$28,573
Futures contracts**	$600,388	$—	$—	$600,388

Page 144	2020 Annual Report | December 31, 2020

Conservative - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$31,250,188	$—	$—	$31,250,188
Registered investment companies	98,043,888	—	—	98,043,888
Money market registered investment companies	10,433,299	—	—	10,433,299
Total	$139,727,375	$—	$—	$139,727,375
Trustee deferred compensation***	$75,656	$—	$—	$75,656
Futures contracts**	$266,844	$—	$—	$266,844

Dynamic - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$147,862,400	$—	$—	$147,862,400
Registered investment companies	10,284,118	—	—	10,284,118
Money market registered investment companies	36,684,066	—	—	36,684,066
Bank obligations	—	743,133	—	743,133
Total	$194,830,584	$743,133	$—	$195,573,717
Trustee deferred compensation***	$226,204	$—	$—	$226,204
Futures contracts**	$767,698	$—	$—	$767,698

Quantex - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$36,233,034	$—	$—	$36,233,034
Money market registered investment companies	896,648	—	—	896,648
Bank obligations	—	8,000	—	8,000
Total	$37,129,682	$8,000	$—	$37,137,682
Trustee deferred compensation***	$66,934	$—	$—	$66,934
Futures contracts**	$27,656	$—	$—	$27,656

Bond - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$58,954,896	$—	$—	$58,954,896
Money market registered investment companies	2,539,651	—	—	2,539,651
U.S. government obligations	—	6,710,811	—	6,710,811
Total	$61,494,547	$6,710,811	$—	$68,205,358
Trustee deferred compensation***	$74,995	$—	$—	$74,995

Prime Money Market - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Bank obligations	$—	$1,477,629	$—	$1,477,629
Certificates of deposit	—	3,699,888	—	3,699,888
Commercial paper	—	9,870,790	—	9,870,790
Corporate obligations	—	2,225,150	—	2,225,150
Repurchase agreements	—	7,000,000	—	7,000,000
U.S. government and agency obligations	—	1,999,983	—	1,999,983
Variable rate demand notes	—	4,907,392	—	4,907,392
Money market registered investment companies	3,381,806	—	—	3,381,806
Total	$3,381,806	$31,180,832	$—	$34,562,638
Trustee deferred compensation***	$43,926	$—	$—	$43,926

2020 Annual Report | December 31, 2020	Page 145

Institutional Prime Money Market - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Bank obligations	$—	$1,477,629	$—	$1,477,629
Certificates of deposit	—	15,924,871	—	15,924,871
Commercial paper	—	129,629,321	—	129,629,321
Corporate obligations	—	27,308,930	—	27,308,930
Repurchase agreements	—	80,000,000	—	80,000,000
U.S. government and agency obligations	—	20,003,520	—	20,003,520
Variable rate demand notes	—	48,080,842	—	48,080,842
Money market registered investment companies	13,985,963	—	—	13,985,963
Total	$13,985,963	$322,425,113	$—	$336,411,076
Trustee deferred compensation***	$4,617	$—	$—	$4,617

*	See schedules of investments for industry classifications.
**	Futures contracts include unrealized gain/loss on contracts open at December 31, 2020.
***	A corresponding liability exists that is marked to market and is considered Level 1 in the fair value hierarchy.

4.    Investment Transactions

For the year ended December 31, 2020, the cost of purchases and proceeds from sales or maturities of long-term investments for the Funds, excluding U.S. Government investments and short positions, were as follows:

	Purchases	Sales
Muirfield	$987,670,435	$1,127,776,390
Spectrum	273,666,078	334,481,824
Global	44,425,933	51,850,338
Balanced	560,867,248	578,800,539
Moderate	219,703,071	221,894,940
Conservative	161,201,076	154,673,818
Dynamic	330,004,130	350,454,282
Quantex	34,456,957	49,921,160
Bond	41,630,930	36,108,823

For the year ended December 31, 2020, the cost of purchases and proceeds from sales or maturities of long-term U.S. Government investments for the Funds are as follows:

	Purchases	Sales
Global	$292,591	$922,224
Balanced	8,923,824	24,113,896
Moderate	5,951,094	17,123,949
Conservative	7,249,497	19,397,096
Bond	3,926,635	6,607,647

Page 146	2020 Annual Report | December 31, 2020

5.    Investment Advisory Fees and Other Transactions with Affiliates and Non-Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly-owned subsidiary of Meeder Investment Management, Inc. (“Meeder”), provides the Funds with investment management, research, statistical and advisory services pursuant to the terms of an Investment Advisory Agreement. The services of MAM will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by majority vote of the Fund, by the Trustees of the Fund, or by MAM. For such services the Funds pay a fee at the following annual rates:

	Percentage of Average Daily Net Assets up to $50 Million	Percentage of Average Daily Net Assets Exceeding $50 Million up to $100 Million	Percentage of Average Daily Net Assets Exceeding $100 Million up to $200 Million	Percentage of Average Daily Net Assets Exceeding $200 Million
Muirfield	1.00%	0.75%	0.60%	0.60%
Spectrum	0.75%	0.75%	0.75%	0.60%
Global	0.75%	0.75%	0.75%	0.60%
Balanced	0.75%	0.75%	0.75%	0.60%
Moderate	0.60%	0.60%	0.60%	0.60%
Conservative	0.50%	0.50%	0.50%	0.50%
Dynamic	0.75%	0.75%	0.75%	0.60%
Quantex	0.75%	0.75%	0.60%	0.60%
Bond	0.40%	0.40%	0.20%	0.20%
Prime Money Market	0.40%	0.40%	0.25%	0.25%
Institutional Prime Money Market	0.40%	0.40%	0.25%	0.25%

Fee Waivers & Expense Limitation Agreements. MAM has contractually agreed to reduce its advisory fees or limit total annual ordinary fund operating expenses for certain Funds pursuant to written agreements that may only be amended or terminated with the approval of the board. The sums waived or reimbursed under these agreements are not subject to recoupment.

MAM contractually agreed to reduce its investment advisory fee by 0.10% for Dynamic for average daily net assets up to $200 million. During the year ended December 31, 2020, $179,427 of investment advisory fees were waived in Dynamic.

MAM contractually agreed to reduce its investment advisory fee by 0.11% for Bond for average daily net assets up to $100 million. During the year ended December 31, 2020, $70,961 of investment advisory fees were waived in Bond.

Mutual Funds Service Co. (“MFSCo”), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of the following:

	Minimum Fee	Percentage of Average Daily Net Assets up to $500 Million	Percentage of Average Daily Net Assets Exceeding $500 Million
Muirfield	$4,000	0.12%	0.03%
Spectrum	4,000	0.12%	0.03%
Global	4,000	0.12%	0.03%
Balanced	4,000	0.12%	0.03%
Moderate	4,000	0.12%	0.03%
Conservative	4,000	0.12%	0.03%
Dynamic	4,000	0.12%	0.03%
Quantex	4,000	0.12%	0.03%
Bond	4,000	0.08%	0.03%
Prime Money Market	4,000	0.08%	0.03%
Institutional Prime Money Market	4,000	0.08%	0.03%

2020 Annual Report | December 31, 2020	Page 147

Prior to January 1, 2020, for fixed income Funds (Bond, Prime Money Market, and Institutional Prime Money Market) that were subject to an expense cap and which were above the expense cap, the basis point fee was reduced by 0.02%. Effective January 1, 2020 there is no such reduction. Management may voluntarily waive fees for any Fund. During the year ended December 31, 2020, MFSCo waived the following transfer agent fees:

	Voluntary Transfer Agent Fees Reimbursements	Impact of Voluntary Transfer Agent Fees Reimbursements to Average Net Assets - Retail Class	Impact of Voluntary Transfer Agent Fees Reimbursements to Average Net Assets - Adviser Class	Impact of Voluntary Transfer Agent Fees Reimbursements to Average Net Assets - Institutional Class	Impact of Voluntary Transfer Agent Fees Reimbursements to Average Net Assets - Money Market Funds
Muirfield	$315,000	N/A	N/A	0.08%	N/A
Spectrum	7,000	N/A	N/A	0.01%	N/A
Global	—	N/A	N/A	N/A	N/A
Balanced	132,000	N/A	N/A	0.05%	N/A
Moderate	—	N/A	N/A	N/A	N/A
Conservative	—	N/A	N/A	N/A	N/A
Dynamic	—	N/A	N/A	N/A	N/A
Quantex	—	N/A	N/A	N/A	N/A
Bond	—	N/A	N/A	N/A	N/A
Prime Money Market	—	N/A	N/A	N/A	N/A
Institutional Prime Money Market	—	N/A	N/A	N/A	N/A

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo at the following annual rates:

	Percentage of Average Daily Net Assets up to $50 Million	Percentage of Average Daily Net Assets Exceeding $50 Million up to $500 Million	Percentage of Average Daily Net Assets Exceeding $500 Million
Muirfield	0.10%	0.08%	0.03%
Spectrum	0.10%	0.08%	0.03%
Global	0.10%	0.08%	0.03%
Balanced	0.10%	0.08%	0.03%
Moderate	0.10%	0.08%	0.03%
Conservative	0.10%	0.08%	0.03%
Dynamic	0.10%	0.08%	0.03%
Quantex	0.10%	0.08%	0.03%
Bond	0.10%	0.08%	0.03%
Prime Money Market	0.10%	0.08%	0.03%
Institutional Prime Money Market	0.10%	0.08%	0.03%

Page 148	2020 Annual Report | December 31, 2020

MFSCo serves as accounting services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of a minimum fee or at a rate based on the percentage of average daily net assets. The annual rates are as follows:

	Minimum Fee	Percentage of Average Daily Net Assets up to $10 Million	Percentage of Average Daily Net Assets Exceeding $10 Million up to $30 Million	Percentage of Average Daily Net Assets Exceeding $30 Million up to $80 Million	Percentage of Average Daily Net Assets Exceeding $80 Million
Muirfield	$7,500	0.15%	0.10%	0.02%	0.01%
Spectrum	7,500	0.15%	0.10%	0.02%	0.01%
Global	7,500	0.15%	0.10%	0.02%	0.01%
Balanced	7,500	0.15%	0.10%	0.02%	0.01%
Moderate	7,500	0.15%	0.10%	0.02%	0.01%
Conservative	7,500	0.15%	0.10%	0.02%	0.01%
Dynamic	7,500	0.15%	0.10%	0.02%	0.01%
Quantex	7,500	0.15%	0.10%	0.02%	0.01%
Bond	7,500	0.15%	0.10%	0.02%	0.01%
Prime Money Market	30,000	0.15%	0.10%	0.02%	0.01%
Institutional Prime Money Market	30,000	0.15%	0.10%	0.02%	0.01%

For the year ended December 31, 2020, MAM agreed to voluntarily waive and/or reimburse investment advisory fees. The amounts voluntarily waived and/or reimbursed and the impact to the net expense ratio (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses) for each Fund are as follows:

	Voluntary Investment Advisory Fee Reimbursements	Impact of Voluntary Investment Advisory Fee Reimbursements to Average Net Assets	Impact of Voluntary Investment Advisory Fee Reimbursements to Average Net Assets - Retail Class	Impact of Voluntary Investment Advisory Fee Reimbursements to Average Net Assets - Adviser Class	Impact of Voluntary Investment Advisory Fee Reimbursements to Average Net Assets - Institutional Class
Muirfield	$—	N/A	N/A	N/A	N/A
Spectrum	—	N/A	N/A	N/A	N/A
Global	—	N/A	N/A	N/A	N/A
Balanced	—	N/A	N/A	N/A	N/A
Moderate	—	N/A	N/A	N/A	N/A
Conservative	—	N/A	N/A	N/A	N/A
Dynamic	—	N/A	N/A	N/A	N/A
Quantex	—	N/A	N/A	N/A	N/A
Bond	—	N/A	N/A	N/A	N/A
Prime Money Market	222,816	0.63%	N/A	N/A	N/A
Institutional Prime Money Market	1,186,453	0.37%	N/A	N/A	N/A

Certain Funds have entered into securities lending arrangements with Huntington National Bank (“HNB”). Under the terms of the agreement, HNB is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, under normal market conditions, the Funds receive cash collateral in the amount of at least 102% of the value of securities loaned. The cash collateral is invested in short term instruments as noted in the Schedules of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against charges incurred by the Funds. HNB is paid a fee for administering the securities lending program for

2020 Annual Report | December 31, 2020	Page 149

the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement. As of December 31, 2020, Muirfield, Spectrum, Global, Balanced, Moderate, Conservative, Dynamic, and Quantex had loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. For the year ended December 31, 2020, income earned through securities lending arrangements was as follows:

Amount Received to Reduce Gross Expenses
Muirfield	$6,972
Spectrum	5,000
Global	113
Balanced	3,103
Moderate	749
Conservative	270
Dynamic	1,729
Quantex	7,453

The Funds have adopted a written plan pursuant to Rule 12b-1 of the 1940 Act that allows the Funds to pay fees for the sale and distribution of Fund shares and for services provided to Fund shareholders. 12b-1 fees are paid by the Funds to financial intermediaries, securities brokers, investment advisers, and other persons, including affiliates of MAM. For the year ended December 31, 2020, total 12b-1 plan expense payments made to the Funds’ affiliated distributor was $84,304. The annual adopted 12b-1 plan maximum limitations for the year ended December 31, 2020, are as follows:

	Maximum Annual 12b-1 Plan Expense as a Percentage of Average Daily Net Assets	Maximum Annual 12b-1 Plan Expense as a Percentage of Average Daily Net Assets - Retail Class	Maximum Annual 12b-1 Plan Expense as a Percentage of Average Daily Net Assets - Adviser Class	Maximum Annual 12b-1 Plan Expense as a Percentage of Average Daily Net Assets - Institutional Class	12b-1 Plan Expense Payments Made to Affiliates
Muirfield	N/A	0.20%	N/A	N/A	$38,895
Spectrum	N/A	0.25%	N/A	N/A	2,518
Global	N/A	0.25%	N/A	N/A	2,273
Balanced	N/A	0.25%	N/A	N/A	5,616
Moderate	N/A	0.25%	N/A	N/A	878
Conservative	N/A	0.25%	N/A	N/A	7,832
Dynamic	N/A	0.25%	N/A	N/A	8,849
Quantex	N/A	0.20%	N/A	N/A	15,191
Bond	N/A	0.25%	N/A	N/A	2,252
Prime Money Market	0.20%	N/A	N/A	N/A	N/A
Institutional Prime Money Market	0.20%	N/A	N/A	N/A	N/A

Page 150	2020 Annual Report | December 31, 2020

The Funds (other than the Money Market Funds) have adopted a shareholder services plan that allows the Funds to pay financial intermediaries and other persons, including “platforms,” for providing shareholder and administrative services to Fund shareholders and maintaining shareholder accounts. The annual adopted shareholder services plan maximum limitations for the year ended December 31, 2020 are as follows:

	Maximum Annual Shareholder Services Plan Expense as a Percentage of Average Daily Net Assets - Retail Class	Maximum Annual Shareholder Services Plan Expense as a Percentage of Average Daily Net Assets - Adviser Class	Maximum Annual Shareholder Services Plan Expense as a Percentage of Average Daily Net Assets - Institutional Class
Muirfield	0.20%	0.25%	0.10%
Spectrum	0.20%	0.25%	0.10%
Global	0.20%	0.25%	0.10%
Balanced	0.20%	0.25%	0.10%
Moderate	0.20%	0.25%	0.10%
Conservative	0.20%	0.25%	0.10%
Dynamic	0.20%	0.25%	0.10%
Quantex	0.20%	0.25%	0.10%
Bond	0.20%	0.25%	0.10%

The Funds have adopted a Deferred Compensation Plan (the “Plan”) for the independent Trustees. Under the Plan, each eligible Trustee is permitted to defer all or a portion of the trustees fees payable by any of the Funds as an investment into any combination of Funds until a specified point of time. The investment into the Funds is recorded as an asset however an offsetting liability is also recorded for the deferred payment. Amounts deferred under the Plan may be distributed in a lump sum or generally equal annual installments over a period of up to ten (10) years to the eligible Trustee(s). The Funds may terminate this Plan at any time.

Certain Trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo.

During the year ended December 31, 2020, several of the Funds invested in the Institutional Prime Money Market Fund, an affiliate, as described in Section 2(a)(3) of the Investment Company Act of 1940. The purchases/sales amounts in the following table are presented on a gross basis, while the statement of changes in net assets shows subscriptions and redemptions into and out of the Institutional Prime Money Market Fund on a net basis. The Funds’ investments in the Institutional Prime Money Market Fund, which had a 7-day yield of 0.08% on December 31, 2020, were as follows:

	12/31/19 Fair Value	Purchases	Sales	Realized Gains (Losses)	12/31/20 Cost	Change in Unrealized	Income	12/31/20 Fair Value
Muirfield	$131,391,282	$138,549,908	$(166,033,278)	$(28,106)	$103,864,010	$8,574	$622,634	$103,888,380
Spectrum	5,987,102	81,891,670	(58,599,057)	(4,299)	29,275,409	8,798	61,173	29,284,214
Global	16,954,500	12,010,102	(13,304,750)	215	15,658,597	3,752	89,179	15,663,819
Balanced	67,392,229	93,526,058	(109,284,116)	(18,173)	51,607,766	18,404	346,120	51,634,402
Moderate	23,031,540	51,463,304	(52,799,990)	(4,947)	21,686,489	7,217	126,639	21,697,124
Conservative	9,379,205	46,052,545	(45,005,776)	(3,227)	10,421,455	5,682	58,795	10,428,429
Dynamic	40,107,913	48,285,782	(51,745,632)	(334)	36,643,404	1,680	163,596	36,649,409
Quantex	1,503,598	15,708,361	(16,641,534)	1,713	572,131	(6)	10,119	572,132
Bond	2,171,908	24,104,078	(23,738,162)	(248)	2,537,503	2,075	11,810	2,539,651

2020 Annual Report | December 31, 2020	Page 151

6.    Federal Tax Information

The following information is computed on a tax basis for each item as of December 31, 2020:

	Tax Cost of Portfolio Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Muirfield	$434,992,782	$138,589,061	$(10,714,780)	$127,874,281
Spectrum	138,986,920	44,896,495	(3,401,951)	41,494,544
Global	36,478,273	6,534,121	(405,762)	6,128,359
Balanced	321,117,028	73,141,498	(5,456,093)	67,685,405
Moderate	151,138,345	23,402,689	(1,665,478)	21,737,211
Conservative	125,767,456	15,002,810	(1,042,891)	13,959,919
Dynamic	153,815,769	44,858,498	(3,100,550)	41,757,948
Quantex	29,401,285	8,792,374	(1,055,977)	7,736,397
Bond	63,564,666	4,833,732	(193,040)	4,640,692
Prime Money Market	34,562,638	—	—	—
Institutional Prime Money Market	336,376,865	35,427	(1,216)	34,211

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2020 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Net Long-Term Capital Gains	Total Dividends Paid*
Muirfield	$4,943,111	$—	$—	$4,943,111
Spectrum	1,441,970	—	—	1,441,970
Global	318,203	303,373	689,457	1,311,033
Balanced	3,364,824	—	—	3,364,824
Moderate	2,369,151	—	—	2,369,151
Conservative	2,480,581	—	—	2,480,581
Dynamic	835,596	639,520	3,370,600	4,845,716
Quantex	292,663	—	—	292,663
Bond	1,403,955	—	—	1,403,955
Prime Money Market	161,501	—	—	161,501
Institutional Prime Money Market	2,275,825	—	—	2,275,825

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2019 were as follows:

	Ordinary Income	Net Short Term Capital Gains	Net Long Term Capital Gains	Total Dividends Paid*
Muirfield	$3,218,545	$—	$15,318,351	$18,536,896
Spectrum	143,754	—	1,927,105	2,070,859
Global	326,800	279,432	614,316	1,220,548
Balanced	3,766,194	—	2,810,783	6,576,977
Moderate	3,444,296	—	—	3,444,296
Conservative	3,375,522	—	—	3,375,522
Dynamic	1,941,019	—	3,035,347	4,976,366
Quantex	521,859	—	—	521,859
Bond	1,749,960	—	—	1,749,960
Prime Money Market	725,101	—	—	725,101
Institutional Prime Money Market	9,951,803	—	—	9,951,803

Page 152	2020 Annual Report | December 31, 2020

As of December 31, 2020, the components of distributable earnings/(accumulated deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/ (Depreciation)**	Total Distributable Earnings/ (Accumulated Deficit)
Muirfield	$3,491,212	$—	$(51,771,922)	$127,874,281	$79,593,571
Spectrum	375,632	—	(15,777,518)	41,494,544	26,092,658
Global	2,142	—	(817,020)	6,128,359	5,313,481
Balanced	3,650,774	—	(18,053,218)	67,685,405	53,282,961
Moderate	49,608	—	(4,617,494)	21,737,211	17,169,325
Conservative	112,005	—	(3,758,279)	13,959,919	10,313,645
Dynamic	1,214,054	6,659,482	(180,790)	41,757,948	49,450,694
Quantex	59,964	—	(2,801,255)	7,736,397	4,995,106
Bond	17,706	—	(11,369,543)	4,640,692	(6,711,145)
Institutional Prime Money Market	4,233	—	(6,836)	34,211	31,608

*

Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid. Short-term capital gains distributions are taxed as ordinary income.

**

The differences between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: wash sales, return of capital adjustments, and the realization for tax purposes of unrealized gains/(losses) on certain derivative investments.

For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2020, which are not subject to expiration and are available to offset future capital gains, if any. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward	Capital Loss Carryforward Utilized
Muirfield	$38,859,565	$12,676,746	$—
Spectrum	8,209,937	7,488,535	—
Global	726,448	—	—
Balanced	12,003,395	5,895,753	—
Moderate	3,969,072	623,132	—
Conservative	3,508,900	187,874	—
Quantex	2,746,626	—	—
Bond	8,949,457	2,355,920	333,274
Institutional Prime Money Market	1,203	1,504	638

7.    Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of December 31, 2020, beneficial owners that held more than 25% of the voting securities of the Funds and may be deemed to control the Funds are as follows:

Fund	Beneficial Owner	Percent of Voting Securities
Institutional Prime Money Market	Meeder Muirfield Fund	31%

8.    Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2020 Annual Report | December 31, 2020	Page 153

9.    Subsequent Events

On January 25, 2021, a broker/dealer initiated a significant capital share class exchange from the Retail Class of shares into the Adviser Class of shares. The exchange occurred in Muirfield, Spectrum, Global, Balanced, Moderate, Conservative, Dynamic, Quantex, and Bond Funds. As a result, total net assets of the Retail Classes of shares decreased, while the total net assets of the Adviser Classes of shares increased. There were no changes to each Fund’s total net assets as a result of the capital share class exchange.

At a meeting held on January 28, 2021, the Board of Trustees approved a revised principal investment strategy for the Total Return Bond Fund, as well as a change to the investment objective of the Fund. As a result, the name of the Fund will be changing from Total Return Bond Fund to Tactical Income Fund. These changes are expected to become effective on April 6, 2021. For more detailed information on the principal investment strategy change, the investment objective change, and the name change, please visit the Fund’s website at www.meederinvestment.com to obtain a copy of the prospectus.

At a meeting held on January 28, 2021, the Board of Trustees approved a revised principal investment strategy for the Quantex Fund. This change is expected to become effective on April 6, 2021. For more detailed information on the principal investment strategy change, please visit the Fund’s website at www.meederinvestment.com to obtain a copy of the prospectus.

Page 154	2020 Annual Report | December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Meeder Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Meeder Funds comprising Muirfield Fund, Spectrum Fund, Global Allocation Fund, Balanced Fund, Moderate Allocation Fund, Conservative Allocation Fund, Dynamic Allocation Fund, Quantex Fund, Total Return Bond Fund, Prime Money Market Fund, and Institutional Prime Money Market Fund (the “Funds”) as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years or periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2004.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 24, 2021

2020 Annual Report | December 31, 2020	Page 155

Shareholder Expense Analysis (unaudited)

Shareholders of mutual funds pay ongoing expenses, such as advisory fees, distribution and service fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested for the period of time indicated in the table below.

The Actual Expense example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g.: an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense example provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of any Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value June 30, 2020		Ending Account Value December 31, 2020		Expenses Paid During Period[1]		Net Expense Ratio[2]
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Muirfield Fund
Retail Class	$1,000.00	$1,000.00	$1,186.00	$1,018.70	$7.03	$6.50	1.28%
Adviser Class	1,000.00	1,000.00	1,188.40	1,020.21	5.39	4.98	0.98%
Institutional Class	1,000.00	1,000.00	1,189.50	1,021.11	4.40	4.06	0.80%
Spectrum Fund
Retail Class	1,000.00	1,000.00	1,190.00	1,017.39	8.48	7.81	1.54%
Adviser Class	1,000.00	1,000.00	1,192.20	1,019.25	6.45	5.94	1.17%
Institutional Class	1,000.00	1,000.00	1,193.50	1,019.51	6.18	5.69	1.12%
Global Allocation Fund
Retail Class	1,000.00	1,000.00	1,189.30	1,016.49	9.47	8.72	1.72%
Adviser Class	1,000.00	1,000.00	1,192.90	1,018.10	7.72	7.10	1.40%
Institutional Class	1,000.00	1,000.00	1,192.80	1,018.60	7.17	6.60	1.30%
Balanced Fund
Retail Class	1,000.00	1,000.00	1,143.10	1,018.05	7.60	7.15	1.41%
Adviser Class	1,000.00	1,000.00	1,144.70	1,019.91	5.61	5.28	1.04%
Institutional Class	1,000.00	1,000.00	1,145.10	1,020.51	4.96	4.67	0.92%
Moderate Allocation Fund
Retail Class	1,000.00	1,000.00	1,112.70	1,018.20	7.33	7.00	1.38%
Adviser Class	1,000.00	1,000.00	1,115.80	1,020.16	5.27	5.03	0.99%
Institutional Class	1,000.00	1,000.00	1,115.40	1,020.21	5.21	4.98	0.98%
Conservative Allocation Fund
Retail Class	1,000.00	1,000.00	1,085.40	1,018.75	6.66	6.44	1.27%
Adviser Class	1,000.00	1,000.00	1,087.40	1,020.61	4.72	4.57	0.90%
Institutional Class	1,000.00	1,000.00	1,087.70	1,020.56	4.78	4.62	0.91%
Dynamic Allocation Fund
Retail Class	1,000.00	1,000.00	1,206.60	1,018.15	7.71	7.05	1.39%
Adviser Class	1,000.00	1,000.00	1,209.30	1,019.86	5.83	5.33	1.05%
Institutional Class	1,000.00	1,000.00	1,208.90	1,020.06	5.61	5.13	1.01%

Page 156	2020 Annual Report | December 31, 2020

	Beginning Account Value June 30, 2020		Ending Account Value December 31, 2020		Expenses Paid During Period[1]		Net Expense Ratio[2]
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Quantex Fund
Retail Class	$1,000.00	$1,000.00	$1,282.70	$1,017.39	$8.84	$7.81	1.54%
Adviser Class	1,000.00	1,000.00	1,283.40	1,018.05	8.09	7.15	1.41%
Institutional Class	1,000.00	1,000.00	1,283.40	1,018.20	7.92	7.00	1.38%
Total Return Bond Fund
Retail Class	1,000.00	1,000.00	1,031.30	1,019.46	5.77	5.74	1.13%
Adviser Class	1,000.00	1,000.00	1,033.30	1,021.17	4.04	4.01	0.79%
Institutional Class	1,000.00	1,000.00	1,033.40	1,021.32	3.88	3.86	0.76%
Prime Money Market Fund	1,000.00	1,000.00	1,000.20	1,023.78	1.36	1.37	0.27%
Institutional Prime Money Market Fund	1,000.00	1,000.00	1,000.40	1,024.38	0.75	0.76	0.15%

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs were included, your costs would have been higher.

[1]

Expenses are equal to each Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year (to reflect the one-half year period).

[2]	Annualized net expense ratio reflects contractual or voluntary waivers and reimbursements of expenses by the investment adviser and transfer agent.

2020 Annual Report | December 31, 2020	Page 157

Trustees and Officers (unaudited)

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo. The Trustees oversee the management of the Trust and elect its officers. The officers are responsible for the Funds’ day-to-day operations. The Trustees’ and officers’ names, addresses, years of birth, positions held with the Trust, and length of service with the Meeder Funds, are listed below. Also included is each Board member’s principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are “interested persons”, as defined in the 1940 Act, by virtue of their affiliation with the Trust, are indicated by an asterisk (*).

Name, Address[1], and Year of Birth	Year First Elected a Trustee or Officer of the Trust	Position and Number of Funds Overseen[2]	Principal Occupation During Past Five Years and Other Directorships Held
Robert S. Meeder, Jr.* Year of Birth: 1961	1992	Trustee and President	President, Meeder Investment Management, Inc.
Stuart M. Allen** Year of Birth: 1961	2006	Trustee	President of Gardiner Allen DeRoberts Insurance LLC, an insurance agency.
Anthony V. D’Angelo** Year of Birth: 1959	2006	Trustee

General Manager, WSYX ABC 6 /WTTE-TV Fox 28 /WWHO television stations, Columbus, Ohio, operated by Sinclair Broadcast Group (2014 – present); Director of Sales (2004 – 2014); Lead Trustee of the Trust.

Jeffrey R. Provence** Year of Birth: 1969	2017	Trustee

CEO, Premier Fund Solutions, Inc. (2001 – present); General Partner & Portfolio Manager, Value Trend Capital Management, L.P. (1995 – present); Director, Blue Chip Investor Funds; Director, PFS Funds; Chairman of the Trust’s Audit Committee.

Douglas R. Jennings Year of Birth: 1962	2017	Chief Compliance Officer	Chief Compliance Officer, Meeder Investment Management, Inc. (2016 – present); Assistant General Counsel; Partner, Carlile Patchen & Murphy, LLP (2010 – 2016).
Bruce E. McKibben Year of Birth: 1969	2002	Treasurer	Director of Fund Accounting, Mutual Funds Service Co. (1997 – present).
Alaina Salonsky Year of Birth: 1967	2017	Secretary	Compliance Specialist, Meeder Investment Management, Inc. (2017 – present); Teacher, Big Walnut School District, Sunbury, Ohio (2013 – 2017).

[1]	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.
[2]	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all eleven Funds in the Trust.
*	Robert S. Meeder, Jr. is deemed an “interested person” of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Adviser of the Trust.
**	Each independent Trustee is a member of the Trust’s Audit Committee, Compensation Committee, and Nominating Committee.

The Statement of Additional Information includes additional information about each Trustee and is available without charge. To obtain a copy of the Statement of Additional Information, please contact your financial representative or call toll free 1-800-325-3539.

Page 158	2020 Annual Report | December 31, 2020

Board Review and Approval of Investment Advisory Agreement (unaudited)

At a regularly scheduled meeting held September 17, 2020, the Board of Trustees met and considered a broad range of information provided by Meeder Asset Management, Inc. (“Adviser”) in connection with its review of the continuation of the investment advisory agreement between the Funds and the Adviser. By a unanimous vote, the Board and its Independent Trustees approved continuation of the investment advisory agreement.

Approval Process. In order to determine that continuation of the investment advisory agreement was in the best interest of the Funds and their shareholders, the Board requested that the Adviser provide information and data related to: (i) industry data comparing advisory fees and expense ratios with comparable funds; (ii) comparative investment performance information; (iii) information concerning the Adviser’s personnel, services and compliance programs; and (iv) information concerning the Adviser’s revenues, expenses and profitability. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including periodic reports concerning investment performance and other services provided by the Adviser and its affiliates. While attention was given to all of the information furnished, the Board made the following specific findings in connection with its decision to renew the Agreement:

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the Adviser and its affiliates, including the reputation, qualifications, experience and capabilities of the personnel performing these services. The Board noted the qualifications of the investment management team and the efforts the Adviser expends on attracting and retaining talent. The Board also noted that the Adviser and its affiliates provide a series of additional administrative services for the Funds, including fund accounting, transfer agency, distribution and compliance services, and recognized the continuing expenditures made to support and improve the scope of those services. The Board concluded that the nature, extent and quality of the services provided by the Adviser and its affiliates have benefited and should continue to benefit each Fund and its shareholders.

Investment Performance. The Board reviewed the investment performance of each Fund relative to its benchmark and the Morningstar category performance furnished to the Board in the report prepared in conjunction with the Board’s review of the advisory contract. The Board evaluated performance in light of the investment strategy pursued by the Adviser and steps taken by the Adviser to mitigate risk through active management of the portfolio. The Board gave special consideration to the Funds’ stated objective of achieving performance over a full market cycle, noting that the Funds may underperform over the short-term in the pursuit of long term returns at lower risk. The Board noted the Adviser’s continued efforts to revise and improve the quantitative models used to select securities and manage short and long term risk for the Funds. The Board concluded that the overall performance of the Funds was satisfactory relative to Funds’ respective strategies and peer performance.

Costs of Services. The Board took into consideration a comprehensive report comparing each Fund’s advisory fees and expenses with those of other mutual funds deemed comparable to the Fund. The Board also considered the fees and expenses charged by the Adviser’s affiliates for administrative, transfer agency, accounting and compliance services. The Board noted that adjustments were made to the administrative and transfer agency agreements reducing overall costs to shareholders. The Board concluded that the Funds’ cost structures were fair and reasonable in relation to the services provided, and that the Funds’ shareholders receive reasonable value in return for the advisory fees and other amounts paid to the Adviser by the Funds.

Management Profitability. The Board also considered the level of profits realized by the Adviser and its affiliates in connection with the operation of the Funds. In this respect, the Board reviewed the Funds’ profitability analysis that addresses the overall profitability of the Meeder Funds’ business as well as the profitability resulting from the operation of each Fund. The Board also noted that the Adviser expends significant amounts on distribution services for the Funds and routinely waives a portion of advisory and other fees or expenses of the Funds in order to reduce net operating expenses. The Board determined that the level of profits realized by the Adviser under its Agreement with the Funds was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale. The Board also considered whether economies of scale are realized as the Funds grow larger and the extent to which this is reflected in the level of advisory and other fees charged. The Board noted that several of the Funds had achieved reductions in advisory fees under applicable breakpoint schedules and that the administrative and transfer agency agreements had been amended to include breakpoints in their fee schedules. The Board expressed continued satisfaction with each Fund’s fee structure under its Agreement.

Ancillary Benefits. The Board also considered ancillary benefits received by the Adviser as a result of its relationship with the Funds, including its access to research that benefits other clients and the service of its affiliates as transfer agent, administrator and distributor for the Funds. The Board took the ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to the Adviser by the Funds, noting that these arrangements are subject to regular reporting and oversight.

Conclusion. Based upon the foregoing findings as well as all of the information provided by the Adviser, the Board and its Independent Trustees concluded that the compensation received by the Adviser from the funds was fair and reasonable and that continuation of the investment advisory agreement for the Funds was in the best interests of the Funds and their shareholders. The Board, including a majority of its Independent Trustees, therefore approved the continuation of the Agreement effective for a one-year term ending September 30, 2021.

2020 Annual Report | December 31, 2020	Page 159

Statement Regarding Liquidity Risk Management Program (unaudited)

In accordance with Rule 22e-4 (“Liquidity Rule”) under the 1940 Act, the Funds have adopted and implemented a liquidity risk management program (“Program”). The purpose of the Program is to outline the techniques, tools and arrangements employed for the management of liquidity risk within the Funds, and the terms, contents and frequency of reporting and escalation of any issues to the Board of Trustees. Liquidity is managed taking account of the investment strategy, liquidity profile, and redemption history, with the objective of maintaining a level of liquidity that is appropriate in light of the Funds’ obligations to the Funds’ shareholders. The Program assesses liquidity risk under both normal and stressed market conditions.

The Board of Trustees reviewed the Program during the Funds’ most recent fiscal half-year, including a written report prepared by the Program Administrator. The report reviewed the terms and operation of the Program, investment strategy and liquidity of the Funds, cash flow projections, shareholder concentration and holdings of cash and cash equivalents. The Adviser utilizes quantitative tools that provide daily evaluation of the liquidity of nearly all Funds’ securities. The Program Administrator was satisfied with the design, operation and effectiveness of the Program and reported that there were no liquidity events that materially affected the performance of the Funds or the Funds’ ability to meet their redemption obligations under normal and reasonably foreseeable stressed conditions without dilution to existing shareholders.

The report confirmed that the Funds’ investment strategies utilize highly liquid securities and do not maintain concentrated positions. The Funds also maintain significant holdings of cash and cash equivalents, which were judged suitable to meet redemption needs under ordinary and reasonably stressed market conditions. During the reporting period, the Funds maintained a high level of liquidity and primarily held assets in securities judged highly liquid under the Liquidity Rule. As a result, the Funds see no reason to, and therefore have not adopted a “Highly Liquid Investment Minimum,” as defined under the Liquidity Rule.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risks of the Funds can be found in the Funds’ prospectus.

Other Information (unaudited)

The Trust files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year on Form N-PORT. In addition, Prime Money Market Fund and Institutional Prime Money Market Fund file their complete schedules of portfolio holdings with the SEC each month on Form N-MFP. Forms N-PORT and N-MFP are available on the SEC’s website at www.sec.gov. Information regarding Fund holdings is also available at www.meederinvestment.com.

The investment adviser is responsible for exercising the voting rights associated with the securities purchased or held by the Funds. A description of the policies and procedures that the adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ending June 30 are available, without charge, by calling 1-800-325-3539 or on the SEC’s website at www.sec.gov.

Page 160	2020 Annual Report | December 31, 2020

Privacy Policy

Meeder Investment Management and the Meeder Funds are committed to maintaining the financial privacy of our current, former and prospective customers. This policy explains how we protect the security and confidentiality of our customer’s information.

PERSONAL INFORMATION WE COLLECT

We may collect information about Meeder customers from a variety of sources, including:

●	Information provided by you or your representative on applications or forms, such as your name, address, date of birth, social security number and investment objectives;

●	Information about the transactions in your account, such as your account balance and transaction history; and

●	Information we obtain from third parties regarding you, to verify your identity or transfer your account.

INFORMATION WE SHARE WITH OUR AFFILIATES

Our affiliates are financial service providers that offer transfer agency, customer accounting, customer servicing, investment advisory, and other financial services. We share information with our affiliates to service your account. In addition, we may also share information with our affiliates to alert you to other products or services offered by Meeder to the extent provided by law. Information collected from customers whose accounts are opened through investment professionals is not shared with Meeder affiliates for marketing purposes.

INFORMATION WE SHARE WITH THIRD PARTIES

On occasion, we share information we collect about you with unaffiliated third parties to perform services in connection with your account, such as processing transactions, preparing and mailing account statements, and other forms of customer servicing. Information provided to third parties may not be used for any other purpose and Meeder does not permit unaffiliated third parties to use customer information to market their products or services.

HOW WE PROTECT INFORMATION ABOUT YOU

We maintain policies, and require all unaffiliated third parties to maintain policies, to safeguard customer information. We restrict access to nonpublic personal information about you to those persons who need to know that information in order to provide products and services to you. We also maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

WHO THIS POLICY APPLIES TO

This policy applies to customers who open relationships directly with Meeder. It applies to Meeder Funds and Meeder’s affiliated companies, including Meeder Asset Management, Meeder Advisory Services, Meeder Public Funds, Meeder Distribution Services, Inc. (f.k.a. Adviser Dealer Services, Inc.) and Mutual Funds Service Company.

QUESTIONS

Contact us at 800-325-3539 or visit us online at www.meederinvestment.com

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Manager and Investment Adviser

Meeder Asset Management, Inc.
6125 Memorial Drive
P.O. Box 7177
Dublin, Ohio 43017

Board of Trustees

Stuart M. Allen
Anthony V. D’Angelo
Robert S. Meeder, Jr.
Jeffrey R. Provence

Custodian

The Huntington National Bank
Columbus, Ohio 43215

Transfer Agent & Dividend Disbursing Agent

Mutual Funds Service Co.
6125 Memorial Drive
Dublin, Ohio 43017

Distributor

Meeder Distribution Services, Inc. (f.k.a. Adviser Dealer Services, Inc.)
6125 Memorial Drive
Dublin, Ohio 43017

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, Ohio 44115

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function. There were no amendments made to, or waivers granted from, the code of ethics during the fiscal year.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Trust has determined that Jeffrey R. Provence is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Provence is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2020	2019
Audit Fees	$119,400	$123,400
Audit-Related Fees	0	300
Tax Fees	43,500	51,000
All Other Fees	2,239	1,971

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, including, but not limited to, mileage, lodging, and meals. Tax fees include amounts related to tax compliance, tax planning, and tax advice, including the review and preparation of the Funds’ income tax returns, the review and preparation of the Funds’ excise tax returns, the review of supporting schedules and documentation provided by management, the review and recalculation of the Funds’ estimated distribution calculations, and the review of wash sales for reasonableness. All other fees include amounts related to the registrant’s annual filing of Form N1A.

(e)(1) A purpose of the Audit Committee is to approve the engagement of the registrant’s independent auditors (i) to render audit and non-audit services for the registrant in accordance with Rule 2-01(c)(7)(i) of Regulation S-X, subject to the waiver provisions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X, and (ii) to render non-audit services for the registrant’s investment advisors (other than a sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any other entity controlling by, or under common control with the investment advisor that provides ongoing services to the registrant, in each case under (ii) if the engagement relates directly to the operations and financial reporting of the registrant, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, subject to waiver provisions set forth in Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(2) 0% of services included in (b) – (d) above were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant were $60,000 and $65,140 respectively.

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Items 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR270.30a-2(a)). Filed herewith as EX-99.CERT.

(b) Certifications of principal executive officer and principal financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350. Filed herewith as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Meeder Funds

By:	/s/ Bruce E. McKibben

Bruce E. McKibben, Treasurer

Date:	March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce E. McKibben

Bruce E. McKibben, Treasurer

Date:	March 5, 2021

By:	/s/ Robert S. Meeder, Jr.

Robert S. Meeder, Jr., President

Date:	March 5, 2021